UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders of the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Total Return Fund, the Accessor Strategic Alternatives Fund, the Accessor High Yield Bond Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund; each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). The report transmitted to shareholders of the Forward series has been or will be submitted in a separate Form N-CSR.

ACCESSOR FUNDS

ANNUAL REPORT

AUDITED

DECEMBER 31, 2008

Equity Funds
Accessor Growth
Accessor Value
Accessor Small to Mid Cap
Accessor International Equity
Accessor Total Return
Accessor Strategic Alternatives

Fixed-Income Funds
Accessor High Yield Bond
Accessor Intermediate Fixed-Income
Accessor Short-Intermediate Fixed-Income
Accessor Mortgage Securities
Accessor Limited Duration U.S. Government
Accessor U.S. Government Money

Allocation Funds
Accessor Income Allocation
Accessor Income & Growth Allocation
Accessor Balanced Allocation
Accessor Growth & Income Allocation
Accessor Growth Allocation
Accessor Aggressive Growth Allocation

FORWARD FUNDS

 i

A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

I write this letter in the aftermath of one of the most difficult years investors have faced in their lifetime. As I look for answers in a maelstrom of market turmoil, one word continues to surface in my thoughts — transparency. Webster’s Dictionary defines transparent as being free from pretense or deceit, as well as characterized by visibility or accessibility of information, especially concerning business practices. At Forward, transparency is one of our core values, and we strive to be open and transparent in all of our dealings with shareholders.

Some have likened the impact of these cataclysmic failures to that of an asteroid hitting Wall Street. Like the asteroid that devastated the Yucatan peninsula 65 million years ago, this most recent impact will cause an extinction of those denizens unable to adapt to the changed environment. However, new species will adapt and eventually flourish. Clearly one of the ways that firms must adapt is to become more open, accessible and transparent with investors. Investors must have an informed view of the risks and exposures they face when participating in the capital markets.

After a year where stocks went down, bonds went down, commodities went down, hedge funds lost money and certain imprudent money market funds faced failure, it may be tempting to conclude that there is little benefit in diversification. At Forward, we wholeheartedly disagree. While panics do tend to cause mass sell-offs across the various capital markets, when the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets must include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

As we remain focused on looking forward, 2008 also has been a year of growth for Forward Funds. In September, we added the Accessor Funds to the Forward Funds family. We now offer investors 31 mutual funds in no-load and load share classes, and we will continue to develop unique offerings in new and emerging asset classes that may contribute to an investor’s overall return and dampen volatility of their investment portfolio.

(800) 759-3504 www.accessor.com	1

A LETTER TO OUR SHAREHOLDERS

In fact, we have already launched the Accessor Frontier Markets Fund. This nascent area of the investment landscape is reminiscent of the emerging markets twenty years ago, and we are encouraged by the compelling growth rates of the frontier economies and their historically uncorrelated returns to other assets classes.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2008, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid, Jr.
CEO
Forward Management, LLC

You should consider the investment objectives, risks, charges and expenses of the Accessor Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 882-9612 or by downloading one from www.accessor.com. It should be read carefully before investing.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

2	ANNUAL REPORT DECEMBER 31, 2008

A LETTER TO OUR SHAREHOLDERS

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Accessor Funds are distributed by SEI Investments Distribution Co., which is not affiliated with Forward Management, LLC.

Forward Funds are distributed by ALPS Distributors, Inc.

FWD00XXXX 013109

(800) 759-3504 www.accessor.com	3

ACCESSOR GROWTH FUND

Market Commentary

In 2008, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.0% for the period. The index fell steadily, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The decline in the index matched the deterioration in the financial industry which was led by the bailout or takeover of a number of major financial institutions including Bear Stearns, AIG, Washington Mutual, Merrill Lynch, Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year.

Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. The S&P 500/Citigroup Growth Index, comprised of Large Cap Growth oriented stocks, fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.21%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%.

Review of Fund Performance

Smith Asset Management Group, L.P., the Growth Fund’s (the “Fund”) sub advisor, employs a part quantitative and part fundamental investment process. This process attempts to identify companies which are able to consistently deliver better than expected earnings growth. These are typically companies with conservative accounting policies and solid corporate governance practices.

For the year, the Growth Fund, Advisor Class returned -34.24% while the benchmark, the S&P 500/Citigroup Growth Index, returned -34.92%. The Fund was generally in line with the benchmark, but outperformed the benchmark by 68 basis points through the end of 2008. This performance can be attributed to strong stock selection in the consumer staples and financial industries including positions in AFLAC and General Mills. Negative contributions came from stock selection in the health care and material industries including positions in Medtronic and Freeport-McMoRan Copper & Gold.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

4	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR GROWTH FUND VS. S&P 500/CITIGROUP GROWTH INDEX[5]

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 8/24/92	INVESTOR CLASS 7/1/98	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-34.24%	-33.96%	-34.91%	-35.56%	-34.49%	-38.27%
Five Years	-2.51%	-2.70%	-3.48%	n/a	-2.85%	-4.00%
Ten Years	-4.04%	-4.35%	n/a	n/a	n/a	n/a
Since Inception, Annualized	6.31%	-2.71%	0.13%	n/a	-1.27%	-2.38%

SECTOR ALLOCATION AS OF 12/31/08		TOP 10 EQUITY HOLDINGS AS OF 12/31/08

INFORMATION TECHNOLOGY	24.5%	EXXON MOBIL	9.8%
ENERGY	23.8%	MICROSOFT	4.2%
HEALTH CARE	17.5%	CHEVRONTEXACO	3.5%
CONSUMER STAPLES	12.1%	JOHNSON & JOHNSON	3.5%
INDUSTRIALS	9.3%	PROCTER & GAMBLE	3.2%
CONSUMER DISCRETIONARY	7.0%	CISCO SYSTEMS	2.5%
FINANCIALS	4.4%	HEWLETT-PACKARD	2.3%
MATERIALS	1.4%	PEPSICO	2.2%
		WAL-MART STORES	1.9%
		MCDONALD’S	1.9%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.

[4]Effective September 21, 2007, Smith Asset Management manages the Growth Fund (formerly managed by INTECH from March 1, 2004 to September 21, 2007, Chicago Equity Partners from March 16, 2000 to February 29, 2004, Geewax Terker & Company from July 21, 1997 to March 15, 2000 and State Street Bank and Trust Company from inception to July 20, 1997).

[5]Standard & Poor’s re-named its S&P 500/BARRA Growth Index and changed the methodology used to calculate growth in the large cap market on December 16, 2005. The Index was renamed to the S&P 500/Citigroup Growth Index.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The S&P 500/Citigroup Growth Index is an unmanaged index of growth stocks in the S&P 500. Large capitalization growth stocks are the stocks within the S&P 500 that generally have high expected earnings growth and higher than average price-to-book ratios. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	5

ACCESSOR VALUE FUND

Market Commentary

In 2008, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.0% for the period. The index fell steadily, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The decline in the index matched the deterioration in the financial industry which was led by the bailout or takeover of a number of major financial institutions including Bear Stearns, AIG, Washington Mutual, Merrill Lynch, Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year.

Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. The S&P 500/Citigroup Growth Index, comprised of Large Cap Growth oriented stocks, fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.21%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%.

Review of Fund Performance

Acadian Asset Management, the Value Fund’s (the “Fund”) sub advisor, employs a part quantitative investment process. This process analyzes valuations, earnings, size and momentum at an individual stock level, as well as relative to an industry peer group, in order to forecast an expected return.

For the year, the Value Fund, Advisor Class returned -39.18% while the benchmark, the S&P 500/Citigroup Value Index returned -39.22%. The Fund was generally in line with the benchmark this year, but outperformed the benchmark by 4 basis points through the end of 2008. This performance can be attributed to strong stock selection in the industrial, energy and financial industries. The avoidance of certain names in the financial sector such as AIG, Merrill Lynch and Bear Stearns were helpful to the portfolio as well as holding a slight underweight to the financial industry over the course of the year. Negative contributions came from stock selection in the health care and materials industries, including positions in International Paper and CIGNA.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

6	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR VALUE FUND VS. S&P 500/CITIGROUP VALUE INDEX[5]

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 8/24/92	INVESTOR CLASS 7/1/98	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-39.18%	-39.49%	-39.79%	-40.39%	-39.38%	-42.86%
Five Years	-2.31%	-2.75%	-3.28%	n/a	-2.63%	-3.77%
Ten Years	-1.21%	-1.65%	n/a	n/a	n/a	n/a
Since Inception, Annualized	6.05%	-1.67%	1.55%	n/a	-0.30%	-1.41%

SECTOR ALLOCATION AS OF 12/31/08		TOP 10 EQUITY HOLDINGS AS OF 12/31/08
FINANCIALS	21.1%	PFIZER	5.9%
HEALTH CARE	14.4%	AT&T	4.9%
INDUSTRIALS	13.6%	MCDONALD’S	3.6%
CONSUMER STAPLES	13.2%	GENERAL ELECTRIC	3.6%
CONSUMER DISCRETIONARY	11.3%	WELLS FARGO	3.4%
TELECOMMUNICATION SERVICES	9.1%	JP MORGAN CHASE	3.2%
INFORMATION TECHNOLOGY	8.7%	VERIZON COMMUNICATIONS	2.7%
UTILITIES	5.5%	WAL-MART STORES	2.6%
MATERIALS	2.3%	ALTRIA GROUP	2.6%
ENERGY	0.8%	PROCTER & GAMBLE	1.9%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.

[4]Effective March 1, 2007, Acadian Asset Management manages the Value Fund, formerly managed by Wellington Management Company from January 10, 2001 to March 1, 2007 and Martingale Asset Management from inception to January 10, 2001. Prior to May 1, 1999, the Value Fund was known as the Value and Income Portfolio. The name was changed to more accurately reflect the Fund’s investment policies.

[5]Standard & Poor’s renamed its S&P 500/BARRA Value Index and changed the methodology used to calculate value in the large cap market on December 16, 2005. The Index was renamed to the S&P 500/Citigroup Value Index.

The S&P 500/Citigroup Value Index is an unmanaged index of value stocks in the S&P 500. Large capitalization value stocks are the stocks within the S&P 500 that generally are priced below the market average based on earnings and lower than average price-to-book ratios. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	7

ACCESSOR SMALL TO MID CAP FUND

Market Commentary

In 2008, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.0% for the period. The index fell steadily, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The decline in the index matched the deterioration in the financial industry which was led by the bailout or takeover of a number of major financial institutions including Bear Stearns, AIG, Washington Mutual, Merrill Lynch, Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year.

Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. The S&P 500/Citigroup Growth Index, comprised of Large Cap Growth oriented stocks, fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.21%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%.

Review of Fund Performance

On June 2, 2008, Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) replaced SSgA Funds Management, Inc. as the Fund’s sub advisor. LA Capital is an institutional manager that employs a quantitative process based on investor preference theory. The model generates 20 dynamic alpha model factors which attempt to discern the different factors that are driving equity returns in the current market environment.

For the year, the Small to Mid Cap Fund, Advisor Class returned -40.33% while the benchmark, the Dow Jones Wilshire 4500 Completion Index, returned -39.02%. The Fund’s underperformance can generally be attributed to the lagging performance of the previous sub advisor throughout most of the first half of the year. Since assuming sub advisory responsibilities on June 2, 2008, LA Capital has outperformed the benchmark by 1.10% through the end of 2008. This performance can be attributed to strong stock selection in the insurance, media and materials sectors. Negative contributing sectors included health care and transportation.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

8	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR SMALL TO MID CAP FUND VS. DOW JONES WILSHIRE 4500 COMPLETION INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 8/24/92	INVESTOR CLASS 6/24/98	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-40.33%	-40.63%	-40.95%	-41.54%	-40.56%	-43.98%
Five Years	-2.41%	-2.86%	-3.39%	n/a	-2.78%	-3.93%
Ten Years	-0.30%	-0.75%	n/a	n/a	n/a	n/a
Since Inception, Annualized	7.25%	-0.41%	3.15%	n/a	-0.12%	-1.25%

SECTOR ALLOCATION AS OF 12/31/08		TOP 10 EQUITY HOLDINGS AS OF 12/31/08
FINANCIALS	29.2%	BERKSHIRE HATHAWAY, CI B	5.3%
HEALTH CARE	15.7%	GENENTECH, CI A	1.9%
INDUSTRIALS	13.2%	VISA, CI A	1.1%
INFORMATION TECHNOLOGY	12.6%	NSTAR	1.1%
CONSUMER DISCRETIONARY	9.1%	DPL	0.9%
ENERGY	7.7%	KINDER MORGAN ENERGY PARTNERS	0.8%
UTILITIES	6.7%	LAM RESEARCH	0.8%
MATERIALS	2.5%	EDWARDS LIFESCIENCES	0.8%
CONSUMER STAPLES	2.3%	NORTHWESTERN	0.7%
TELECOMMUNICATION SERVICES	1.0%	NATIONAL FUEL GAS	0.7%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.

[4]Effective June 2, 2008, LA Capital Management manages the Small to Mid Cap Fund (formerly managed by SSgA Funds Management, Inc. from June 1, 2001 until June 1, 2008, Symphony Asset Management, Inc. from September 15, 1995 until May 31, 2001. Prior to Symphony, the Small to Mid Cap Portfolio was managed by Wells Fargo Nikko Investment Advisors from inception).

When investing in small cap stocks you will notice greater fluctuations in market value.

The Dow Jones Wilshire 4500 Completion Index is an unmanaged index of stocks of medium and small capitalization companies not in the S&P 500. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	9

ACCESSOR INTERNATIONAL EQUITY FUND

Market Commentary

International stocks suffered along with U.S. equity markets as the MSCI EAFE + EM Index finished the year down 45.52%. Emerging markets were even weaker than the developed markets as many of the emerging market currencies were battered by the turmoil in the financial industry. The MSCI Emerging Markets Index fell 53.52% in 2008. International economies became embroiled in the financial crisis that, for a time, looked like it would be contained to the U.S. markets. Local governments were forced to help bailout financial industries in Germany, France, Belgium and the United Kingdom. As the financial crisis began to take hold, real estate in Ireland, Spain and the United Kingdom, which had been booming for most of the decade, began to reverse and in some cases witnessed significant declines.

Emerging countries suffered from decreasing demand for commodities, a stronger U.S. dollar, and deterioration in fiscal and current account balances. Due to the strong performance in emerging market economies during the last few years, many investors had believed that emerging market economies had “decoupled” from the developed economies. This turned out to be false, as economies world wide have seen slowing growth from the spreading financial crisis. Emerging stock markets had a wide dispersion of results, with the Mexican Market, as represented by the Mexican Bolsa Index down only 39.60% and the Russian market, as represented by the Russian RTS $ Index down by -72.41%.

Review of Fund Performance

On December 1, 2008, Lazard Asset Management (“Lazard”) replaced Pictet Asset Management as the Fund’ s sub advisor. Lazard is an institutional manager that utilizes a long-only quantitative strategy with a process that seeks opportunities in four different areas: discounted valuations, underappreciated growth, investor momentum and sustainable quality. Unlike many quantitative strategies, Lazard’ s process is dynamic and continually evolving. Supporting the quantitative team is a global fundamental research team and global team of traders.

For the year, the International Equity Fund, Advisor Class returned -52.29% while the benchmark, the MSCI EAFE + EM Index, returned -45.24%. Pictet’ s sector and market capitalization decisions detracted from performance and were large enough to overwhelm the positive impact from security selection. This performance can be attributed to positive allocations to South Korea and the Netherlands and negative contributions derived from allocations in Italy and the United Kingdom.

All performance data shown above reflects the performance of the Fund’ s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

10	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR INTERNATIONAL EQUITY FUND VS. MSCI EAFE + EM INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 10/3/94	INVESTOR CLASS 7/6/98	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-52.29%	-52.57%	-52.82%	-53.27%	-52.47%	-55.21%
Five Years	-0.69%	-1.14%	-1.69%	n/a	-1.03%	-2.20%
Ten Years	-0.69%	-1.13%	n/a	n/a	n/a	n/a
Since Inception, Annualized	2.55%	-1.47%	3.58%	n/a	1.81%	0.67%

SECTOR ALLOCATION AS OF 12/31/08		COUNTRY ALLOCATION AS OF 12/31/08		TOP 10 EQUITY HOLDINGS AS OF 12/31/08

FINANCIALS	20.4%	JAPAN	21.8%	NESTLE SA	3.1%
CONSUMER STAPLES	11.9%	GREAT BRITAIN	15.3%	TOTAL SA	2.5%
INDUSTRIALS	11.6%	FRANCE	8.0%	GDF SUEZ	2.0%
HEALTH CARE	9.6%	SWITZERLAND	7.5%	GLAXOSMITHKLINE PLC	1.9%
ENERGY	8.9%	GERMANY	6.3%	KDDI	1.8%
CONSUMER DISCRETIONARY	8.3%	NETHERLANDS	4.5%	ASTRAZENECA PLC	1.6%
UTILITIES	8.0%	AUSTRALIA	3.5%	NIPPON TELEGRAPH & TELEPHONE	1.5%
MATERIALS	7.6%	SPAIN	3.2%	RWE AG	1.4%
TELECOMMUNICATION SERVICES	7.3%	SOUTH KOREA	2.9%	NOVO NORDISK A	1.3%
INFORMATION TECHNOLOGY	5.6%	OTHERS	27.0%	BANCO SANTANDER SA	1.3%
EXCHANGE TRADED FUND	0.8%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.

[4]Effective December 1, 2008, Lazard Asset Management manages the International Equity Fund (formerly managed by Pictet Asset Management Ltd. from October 1, 2005 until November 30, 2008, JPMorgan Fleming Asset Management (London), Ltd. from January 7, 2002 until September 30, 2005. Prior to JPMorgan, the International Equity Portfolio was managed by Nicholas-Applegate Capital Management from inception).

By investing in international stocks you will be subjected to currency fluctuations and political and economic instability. Investments in securities of emerging involves potential risks relating to political and economic uncertainties. Under certain market conditions, these securities could be considered less liquid.

The MSCI EAFE + EM Index (formerly the MSCI EAFE + EMF Index) is an unmanaged index of 46 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	11

ACCESSOR TOTAL RETURN FUND

Market Commentary

In 2008, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.0% for the period. The index fell steadily, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The decline in the index matched the deterioration in the financial industry which was led by the bailout or takeover of a number of major financial institutions including Bear Stearns, AIG, Washington Mutual, Merrill Lynch, Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year.

Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. The S&P 500/Citigroup Growth Index, comprised of Large Cap Growth oriented stocks, fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.21%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%.

Review of Fund Performance

Pennant Management, the Total Return Fund’s (the “Fund”) sub advisor, uses a combination of techniques and strategies to achieve the Fund’s investment objective including “bottom up” and “top down” approaches. For the year ended December 31, 2008, the Fund returned -44.13% while its benchmark, the S&P 500 Index, returned -37.00%.

2008 was a particularly trying year, as markets cratered around the globe. The U.S. markets were not spared in the sell-off, and the S&P 500 Index tumbled 37.00%. All sectors finished the year lower, and 2008 went down as the third worst year in U.S. market history. Unfortunately, the Fund also posted a negative return in 2008, falling approximately 44.13%. The Fund suffered from a relatively high exposure to financial stocks and other high-dividend yielding securities. The Fund established positions in these securities during the third quarter of 2008 in the belief that most of the bad news for financials was already reflected in the prices. This move was premature as the financial markets came under significant pressure during the fourth quarter. The way these stocks were rapidly and indiscriminately sold far exceeds anything that has transpired since the technology stock bubble burst seven years ago. On a more positive note, Pennant’s trading activity that employs various timing strategies was accretive to the Fund’s performance in 2008. These trend following strategies attempt to position the Fund to capture any significant upside moves in the market while still emphasizing the discipline of cutting losses quickly.

As 2009 approaches, the Fund continues to own quality blue chip names that should provide some defensive protection in the case of further market weakness. Additionally, the Fund continues to hold a significant portion of its assets in preferred securities and closed end funds. These securities provide a robust yield and offer compelling risk/reward at these levels.

12	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $100,000 investment made in of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $100,000[1] ACCESSOR TOTAL RETURN FUND VS. S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURN[2] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	9/10/07

NAV

One Year	-44.13%
Five Years	n/a
Ten Years	n/a
Since Inception, Annualized	-36.44%

SECTOR ALLOCATION AS OF 12/31/08		TOP 10 EQUITY HOLDINGS AS OF 12/31/08

EXCHANGE TRADED FUND	42.6%	PROSHARES ULTRA S&P500	27.1%
FINANCIALS	15.5%	SPDR S&P BIOTECH	7.9%
INDUSTRIALS	14.6%	AEGON NV	2.7%
INFORMATION TECHNOLOGY	7.2%	CORTS TRUST FOR WALT DISNEY.	2.3%
HEALTH CARE	5.7%	ALLIANZ SE	2.2%
INVESTMENT COMPANY	5.2%	ING GROEP NV	2.0%
CONSUMER DISCRETIONARY	4.1%	ROYAL BANK OF SCOTLAND GROUP PLC	2.0%
ENERGY	3.3%	MICROSOFT	1.9%
CONSUMER STAPLES	1.8%	HCP	1.9%
		CORTS TRUST FOR BELLSOUTH TELECOMMUNICATIONS	1.9%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Pennant Management manages the Total Return Fund.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	13

ACCESSOR STRATEGIC ALTERNATIVES FUND

Market Commentary

In 2008, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.0% for the period. The index fell steadily, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The decline in the index matched the deterioration in the financial industry which was led by the bailout or takeover of a number of major financial institutions including Bear Stearns, AIG, Washington Mutual, Merrill Lynch, Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year.

Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. The S&P 500/Citigroup Growth Index, comprised of Large Cap Growth oriented stocks, fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.21%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%.

Review of Fund Performance

The Strategic Alternatives Fund (the “Fund”) was launched on January 29th, 2008. The Fund seeks to provide investors with exposure to assets that exhibit low historical correlations with global stocks and bonds. The Fund primarily invests in commodities, currencies and real estate to achieve its objective. Despite rising correlations between most asset classes, the Fund was still able to help investors diversify their portfolios by providing exposure to assets with different risk characteristics than typical global stocks and bonds.

For the year since inception, the Strategic Alternatives Fund, Advisor Class returned -13.25% while the benchmark, 50% S&P 500/50% Barclays Capital Aggregate Bond Index returned -14.34%. The Fund out performed the benchmark by 1.09% since inception, through the end of 2008. This performance can be attributed to strong performance in the Fund’s commodity exposure, which is linked to the S&P Commodity Trend Index, which was up 16.1% during the year since the Fund’s inception. The performance of the commodity exposure was especially encouraging in light of the volatile year in commodities. Additionally, most commodities were down for the year as demand dried up due to the poor economy. The currency exposure in the Fund was down on the year due to the extreme movements between currencies. The US Dollar reached a historic low on April 22, 2008 and then proceeded to rally 13.9% from that point through the end of the year. This type of volatility created a difficult environment for currency carry trade strategies, some of which the Fund employs. Lastly, the US real estate market continued its decline, but was joined in 2008 by many international real estate markets. US REITs were down -40.69% from the inception of the Fund through the end of the year as measured by the Cohen & Steers Realty Majors Index. International REITS were down -48.52% as measured by the Dow Jones Wilshire ex US Real Estate Index, since the inception of the Fund through the end of the year.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

14	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $50,000 investment made in of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $50,000[1] ACCESSOR STRATEGIC ALTERNATIVES FUND VS. INDICES AND COMPOSITE INDEX

AVERAGE ANNUAL TOTAL RETURN[2] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 1/29/08
NAV
One Year	n/a
Five Years	n/a
Ten Years	n/a
Since Inception (cumulative)	-13.25%

SECTOR ALLOCATION AS OF 12/31/08		TOP HOLDINGS AS OF 12/31/08

REAL ESTATE	36.5%	IPATH OPTIMIZED CURRENCY CARRY	21.4%
CURRENCY	22.9%	ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND	20.7%
BANKS	21.9%	SPDR DJ WILSHIRE INTERNATIONAL REAL ESTATE	13.5%
U.S. GOVERNMENT AND AGENCY	18.7%	SVENSK EXPORTKREDIT AB CTI NOTE	11.6%
		FFCB	9.7%
		FHLB	7.8%
		SVENSK EXPORTKREDIT AB MTN - LINKED TO DB BALANCED CURRENCY HARVEST INDEX	5.7%
		SVENSK EXPORTKREDIT AB MTN - LINKED TO DB BALANCED CURRENCY HARVEST INDEX	3.2%

[1] For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2] Forward Management manages the Strategic Alternatives Fund (formerly managed by Accessor Capital Management from inception until August 31, 2008).

The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers) is an unmanaged index which represents securities that are U.S. domestic, taxable and dollar denominated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	15

ACCESSOR HIGH YIELD BOND FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. The first quarter saw the expansion of the financial crisis with the rapid collapse of Bear Stearns and the subsequent Federal Reserve arranged merger between Bear Stearns and JPMorgan. Investor confidence was shaken by the event and investors sought safety in Treasury securities. This flight to quality decreased Treasury yields but expanded credit spreads across non-treasury fixed income products. But in the second quarter, U.S. Treasury yields traded back to ranges that the year had begun and the spike in credit spreads tightened. This lull in the markets was short-lived. In the early summer, investors began to fear that Fannie Mae and Freddie Mac were undercapitalized and would not be able to weather the housing market downturn. The credit markets began a volatile move downward and investors again sought safety in U.S. Treasuries. The U.S. government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th.

At this point it was apparent that a full blown financial crisis was gripping the United States. These events prompted a massive combined response from the U.S. government, the Treasury and the Federal Reserve. The most prominent action was the authorization of the $750 billion Troubled Asset Relief Program or TARP. This was enacted early in October and was to be used to purchase distressed assets directly from banks. Ultimately, the proceeds were used to inject equity directly into the financial industry in order to prevent any further Lehman style bankruptcies. A number of other programs were enacted including the FDIC Liquidity Guarantee Program and the Fed Commercial Paper Facility.

As the year progressed and fears of the financial crisis grew, Treasury yields fell and the yield curve steepened. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3-month yield ended the year at 2 basis points and the 30-year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

First Western Asset Management (“First Western”), the High Yield Bond Fund’s (the “Fund”) sub advisor, acquired the former sub advisor, Financial Management Advisors, in 2008. First Western selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The selection process looks primarily for companies whose prospects are stable or improving, and whose bonds offer attractive yield.

The Fund finished the year with a return of -22.16%, while the Merrill Lynch U.S. High Yield Master II Index finished with a return of -26.39%. First Western was able to generate positive returns during the year by selectively overweighting higher quality B-rated bonds. In terms of sectors, the sub advisor added excess return with positive security selection in the paper & packing sector and the technology sector. The outperformance, however, was partially offset by security selection in transportation and services.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

16	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. Effective September 1, 2008, the 2% Redemption Fee on all Accessor Funds was eliminated. Performance data does not reflect the deduction of this non-recurring fee, and if reflected, the fee would reduce the performance quoted. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR HIGH YIELD BOND FUND VS. MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 5/1/00	INVESTOR CLASS 5/1/00	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-22.16%	-22.54%	-22.97%	-23.69%	-22.38%	-26.06%
Five Years	-0.29%	-0.57%	-1.27%	n/a	-0.52%	-1.48%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	2.89%	2.52%	2.41%	n/a	0.62%	-0.32%

SECTOR ALLOCATION AS OF 12/31/08		TOP 10 HOLDINGS AS OF 12/31/08

CONSUMER DISCRETIONARY	14.9%	SUPERVALU	1.9%
ENERGY	12.8%	DAVITA	1.8%
OTHERS	12.0%	ALLIED WASTE	1.8%
TELECOMMUNICATION SERVICES	10.6%	PSEG ENERGY HOLDINGS LLC	1.8%
UTILITIES	10.1%	GAMESTOP	1.8%
INDUSTRIALS	9.5%	AMR HOLDCO	1.8%
HEALTH CARE	8.9%	COMMUNITY HEALTH SYSTEMS	1.8%
INFORMATION TECHNOLOGY	6.7%	NRG ENERGY	1.8%
MATERIALS	5.1%	SANMINA-SCI	1.8%
CONSUMER STAPLES	4.3%	AES	1.7%
FINANCIALS	3.7%
INDUSTRIALS	1.4%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2] Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.
[4]First Western manages the High Yield Bond Fund.

By investing in high yield bonds you will be subjected to greater price volatility based on fluctuations in issuer and credit quality.

The Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	17

ACCESSOR INTERMEDIATE FIXED-INCOME FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. The first quarter saw the expansion of the financial crisis with the rapid collapse of Bear Stearns and the subsequent Federal Reserve arranged merger between Bear Stearns and JPMorgan. Investor confidence was shaken by the event and investors sought safety in Treasury securities. This flight to quality decreased Treasury yields but expanded credit spreads across non-treasury fixed income products. But in the second quarter, U.S. Treasury yields traded back to ranges that the year had begun and the spike in credit spreads tightened. This lull in the markets was short-lived. In the early summer, investors began to fear that Fannie Mae and Freddie Mac were undercapitalized and would not be able to weather the housing market downturn. The credit markets began a volatile move downward and investors again sought safety in U.S. Treasuries. The U.S. government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th.

At this point it was apparent that a full blown financial crisis was gripping the United States. These events prompted a massive combined response from the U.S. government, the Treasury and the Federal Reserve. The most prominent action was the authorization of the $750 billion Troubled Asset Relief Program or TARP. This was enacted early in October and was to be used to purchase distressed assets directly from banks. Ultimately, the proceeds were used to inject equity directly into the financial industry in order to prevent any further Lehman style bankruptcies. A number of other programs were enacted including the FDIC Liquidity Guarantee Program and the Fed Commercial Paper Facility.

As the year progressed and fears of the financial crisis grew, Treasury yields fell and the yield curve steepened. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3-month yield ended the year at 2 basis points and the 30-year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

On May 22, 2008 Pacific Investment Management Company (“PIMCO”) replaced Cypress Asset Management as the Fund’s sub advisor. PIMCO utilizes a blend of macro-economic analysis and individual security selection to guide their portfolio construction. The process has an emphasis on capital preservation and thorough risk versus reward analysis.

The Intermediate Fixed-Income Fund struggled through the first half of the year as the credit crisis began to permeate all facets of the credit market. The previous sub advisor, Cypress Asset Management, employed a yield maximizing strategy. This method inherently underweighted Treasury bonds and agency bonds, which were the best performing segments of the bond market in 2008. In addition, Cypress sought yield by investing in commercial mortgage-backed securities (CMBS) and other asset-backed securities which underperformed the broader mortgage-backed securities and credit segments. On May 22, 2008, when PIMCO assumed management of the fund, it began to steer the portfolio back into higher quality mortgage and credit securities. This helped mitigate the decline in the Fund, but the Fund still underperformed its benchmark, the Barclays Capital Government/Credit Index by 8.14% in 2008, with the Intermediate Fixed-Income Fund, Advisor Class returning -2.43% while the benchmark returned 5.71%.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

18	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1]
ACCESSOR INTERMEDIATE FIXED-INCOME FUND VS. BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX

AVERAGE ANNUAL TOTAL RETURN[3] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 6/15/92	INVESTOR CLASS 7/14/98	C CLASS 12/30/02

	NAV	NAV	NAV	CDSC	[2]

One Year	-2.43%	-2.85%	-3.40%	-4.32%
Five Years	2.47%	2.04%	1.45%	n/a
Ten Years	4.27%	3.79%	n/a	n/a
Since Inception, Annualized	5.30%	4.04%	1.82%	n/a

SECTOR ALLOCATION AS OF 12/31/08	CREDIT QUALITY[4] AS OF 12/31/08

COLLATERALIZED MORTGAGE OBLIGATIONS.	42.2%	U.S. GOVERNMENT AND AGENCY	51.0%
CORPORATE BONDS.	37.3%	AAA	8.1%
U.S. GOVERNMENT AND AGENCY	14.5%	AA	3.7%
ASSET BACKED	3.6%	A	29.6%
MUNICIPAL BONDS.	2.4%	BBB	5.8%
		BB	1.1%
		B	0.3%
		CCC.	0.2%
		CC	0.0%
		NR	0.2%
		AVERAGE CREDIT QUALITY	A

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.

[3]Effective May 1, 2008, PIMCO manages the Intermediate Fixed-Income Fund (formerly managed by Cypress Asset Management from September 21, 1998 until April 30, 2008, Accessor Capital Management from May 1, 1998 until September 20, 1998 and Smith Barney Capital Management from inception until April 30, 1998).

[4]Derived from Standard & Poor’s data.

When investing in bond funds, you are subject, but not limited to, the same interest rate, inflation and credit risks associated with the underlying bonds owned by the Fund. Return of principal is not guaranteed.

The Barclays Capital U.S. Government/Credit Index (formerly known as Lehman Brothers) is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	19

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. The first quarter saw the expansion of the financial crisis with the rapid collapse of Bear Stearns and the subsequent Federal Reserve arranged merger between Bear Stearns and JPMorgan. Investor confidence was shaken by the event and investors sought safety in Treasury securities. This flight to quality decreased Treasury yields but expanded credit spreads across non-treasury fixed income products. But in the second quarter, U.S. Treasury yields traded back to ranges that the year had begun and the spike in credit spreads tightened. This lull in the markets was short-lived. In the early summer, investors began to fear that Fannie Mae and Freddie Mac were undercapitalized and would not be able to weather the housing market downturn. The credit markets began a volatile move downward and investors again sought safety in U.S. Treasuries. The U.S. government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th.

At this point it was apparent that a full blown financial crisis was gripping the United States. These events prompted a massive combined response from the U.S. government, the Treasury and the Federal Reserve. The most prominent action was the authorization of the $750 billion Troubled Asset Relief Program or TARP. This was enacted early in October and was to be used to purchase distressed assets directly from banks. Ultimately, the proceeds were used to inject equity directly into the financial industry in order to prevent any further Lehman style bankruptcies. A number of other programs were enacted including the FDIC Liquidity Guarantee Program and the Fed Commercial Paper Facility.

As the year progressed and fears of the financial crisis grew, Treasury yields fell and the yield curve steepened. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3-month yield ended the year at 2 basis points and the 30-year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

On May 22, 2008, Pacific Investment Management Company (“PIMCO”) replaced Cypress Asset Management as the Fund’s sub advisor. PIMCO utilizes a blend of macro-economic analysis and individual security selection to guide their portfolio construction. The process has an emphasis on capital preservation and thorough risk versus reward analysis.

The Short-Intermediate Fixed-Income Fund struggled through the first half of the year as the credit crisis began to permeate all facets of the credit market. The previous sub advisor, Cypress Asset Management, employed a yield maximizing strategy. This method inherently underweighted treasury bonds and agency bonds, which were the best performing segments of the bond market in 2008. In addition, Cypress sought yield by investing in commercial mortgage-backed securities (CMBS) and other asset-backed securities which underperformed the broader mortgage-backed securities and credit segments. On May 22, 2008, when PIMCO assumed management of the fund, it began to steer the portfolio back into higher quality mortgage and credit securities. This helped mitigate the decline in the Fund, but the Fund still underperformed its benchmark, the Barclays Capital 1-5 Year Government/Credit Index by 15.39% in 2008, with the Short-Intermediate Fixed-Income Fund, Advisor Class returning -10.25% while the benchmark returned 5.14%.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

20	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND VS. BARCLAYS CAPITAL 1-5 YEAR GOVERNMENT/CREDIT INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 5/18/92	INVESTOR CLASS 7/14/98	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-10.25%	-10.63%	-11.07%	-11.92%	-10.39%	-14.67%
Five Years	0.04%	-0.35%	-0.94%	n/a	-0.21%	-1.18%
Ten Years	2.41%	1.97%	n/a	n/a	n/a	n/a
Since Inception, Annualized	3.62%	2.22%	-0.60%	n/a	-0.18%	-1.10%

SECTOR ALLOCATION AS OF 12/31/08		CREDIT QUALITY[5] AS OF 12/31/08
CORPORATE BONDS	42.6%	U.S. GOVERNMENT AND AGENCY	30.0%
COLLATERALIZED MORTGAGE OBLIGATIONS	35.3%	AAA	25.7%
ASSET BACKED	12.5%	AA	2.8%
U.S. GOVERNMENT AND AGENCY	8.0%	A	34.0%
MUNICIPAL BONDS	1.6%	BBB	3.6%
		BB	3.4%
		B	0.1%
		CCC	0.1%
		CC	0.1%
		NR	0.2%
		AVERAGE CREDIT QUALITY	A+

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.

[4]Effective May 1, 2008, PIMCO manages the Short-Intermediate Fixed-Income Fund (formerly managed by Cypress Asset Management from September 21, 1998 until April 30, 2008, Accessor Capital Management from May 1, 1998 until September 20, 1998 and Bankers Trust Company from inception until April 30, 1998).

[5]Derived from Standard & Poor’s data.

When investing in funds, you are subject, but not limited to, the same interest rate, inflation and credit risks associated with the underlying bonds owned by the Fund. Return of principal is not guaranteed.

The Barclays Capital 1-5 Year Government/Credit Index (formerly known as Lehman Brothers) is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher, all with maturities of one to five years. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	21

ACCESSOR MORTGAGE SECURITIES FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. The first quarter saw the expansion of the financial crisis with the rapid collapse of Bear Stearns and the subsequent Federal Reserve arranged merger between Bear Stearns and JPMorgan. Investor confidence was shaken by the event and investors sought safety in Treasury securities. This flight to quality decreased Treasury yields but expanded credit spreads across non-treasury fixed income products. But in the second quarter, U.S. Treasury yields traded back to ranges that the year had begun and the spike in credit spreads tightened. This lull in the markets was short-lived. In the early summer, investors began to fear that Fannie Mae and Freddie Mac were undercapitalized and would not be able to weather the housing market downturn. The credit markets began a volatile move downward and investors again sought safety in U.S. Treasuries. The U.S. government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th.

At this point it was apparent that a full blown financial crisis was gripping the United States. These events prompted a massive combined response from the U.S. government, the Treasury and the Federal Reserve. The most prominent action was the authorization of the $750 billion Troubled Asset Relief Program or TARP. This was enacted early in October and was to be used to purchase distressed assets directly from banks. Ultimately, the proceeds were used to inject equity directly into the financial industry in order to prevent any further Lehman style bankruptcies. A number of other programs were enacted including the FDIC Liquidity Guarantee Program and the Fed Commercial Paper Facility.

As the year progressed and fears of the financial crisis grew, Treasury yields fell and the yield curve steepened. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3-month yield ended the year at 2 basis points and the 30-year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

BlackRock Financial Management, Inc., the Fund’s sub-adviser, employs a part quantitative and part fundamental investment process. BlackRock’s investment philosophy and process centers around four key principles: (1) controlled duration (controlling sensitivity to interest rates); (2) relative value sector rotation and security selection (analyzing a sector’s and a security’s impact on the overall portfolio); (3) rigorous quantitative analysis to security valuation (mathematically analyzing a security’s value); and (4) quality credit analysis (analyzing a security’s credit quality). For the year the Mortgage Securities Fund, Advisor Class returned 1.17% while the benchmark, the Barclays Capital Mortgage-Backed Securities Index returned 8.34%. The Fund’s underperformance can generally be attributed to prime non-agency mortgages. Non agency mortgages were volatile in 2008 and only reached some form of stability in the month of December. Positive contributions to the portfolio came from an underweight to 30 year and 15 year pass-through mortgages, as spreads widened over the course of the year. Also, longer duration coupled with a curve steepening bias led to significant gains since demand for Treasuries was strong.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

22	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR MORTGAGE SECURITIES FUND VS. BARCLAYS CAPITAL MORTGAGE-BACKED SECURITIES INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 5/18/92	INVESTOR CLASS 7/8/98	C CLASS 12/30/02
	NAV	NAV	NAV	CDSC[2]
One Year	1.17%	0.67%	0.17%	-0.80%
Five Years	3.42%	2.98%	2.40%	n/a
Ten Years	4.69%	4.23%	n/a	n/a
Since Inception, Annualized	5.57%	4.28%	2.20%	n/a

SECTOR ALLOCATION AS OF 12/31/08		CREDIT QUALITY[3] AS OF 12/31/08

COLLATERALIZED MORTGAGE OBLIGATIONS	99.2%	U.S. GOVERNMENT AND AGENCY	86.0%
ASSET BACKED SECURITIES	0.8%	AAA	11.1%
		A	0.3%
		BBB	1.0%
		BB	1.6%
		AVERAGE CREDIT QUALITY	AAA

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
[3]Derived from Standard & Poor’s data.
[4]Blackrock Financial Management, Inc. manages the Mortgage Securities Fund.

When investing in funds, you are subject, but not limited to, the same interest rate, inflation and credit risks associated with the underlying bonds owned by the Fund. Return of principal is not guaranteed.

The Barclays Capital Mortgage-Backed Securities Index (formerly known as Lehman Brothers) is an unmanaged index of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	23

ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. The first quarter saw the expansion of the financial crisis with the rapid collapse of Bear Stearns and the subsequent Federal Reserve arranged merger between Bear Stearns and JPMorgan. Investor confidence was shaken by the event and investors sought safety in Treasury securities. This flight to quality decreased Treasury yields but expanded credit spreads across non-treasury fixed income products. But in the second quarter, U.S. Treasury yields traded back to ranges that the year had begun and the spike in credit spreads tightened. This lull in the markets was short-lived. In the early summer, investors began to fear that Fannie Mae and Freddie Mac were undercapitalized and would not be able to weather the housing market downturn. The credit markets began a volatile move downward and investors again sought safety in U.S. Treasuries. The U.S. government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th.

At this point it was apparent that a full blown financial crisis was gripping the United States. These events prompted a massive combined response from the U.S. government, the Treasury and the Federal Reserve. The most prominent action was the authorization of the $750 billion Troubled Asset Relief Program or TARP. This was enacted early in October and was to be used to purchase distressed assets directly from banks. Ultimately, the proceeds were used to inject equity directly into the financial industry in order to prevent any further Lehman style bankruptcies. A number of other programs were enacted including the FDIC Liquidity Guarantee Program and the Fed Commercial Paper Facility.

As the year progressed and fears of the financial crisis grew, Treasury yields fell and the yield curve steepened. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3-month yield ended the year at 2 basis points and the 30-year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

The total return of the Accessor Limited Duration U.S. Government Bond Fund for 2008 was 4.22%. The return of the Fund’s primary benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index, for the same period was 6.66%.

During the first half of 2008, in an effort to maintain stable asset values while slowly increasing the Fund’s duration, the Fund increased its short laddered government sponsored agency portfolio allocation while maintaining its core allocation of high quality government, short-to-intermediate term, agency mortgage backed securities. Securities were purchased based on their relatively shorter final maturity date, seasoning, short average life, low convexity risk, and high credit quality. After the increase in Treasury yields during the 2nd Quarter, the Fund increased liquidity in a strategy to lower overall duration. With liquidity higher than normal, the Fund was not in position to take full advantage of the decrease in yields during the second half of the year. With the onset of the financial market panic in the latter months of the year, wider bid-offer credit spreads impacted the management of the Fund. While performance was positive, similar funds with increased duration and greater allocations of Treasury securities performed better.

The Fund slowly reduced its duration during 2008. Beginning the year at 1.91 years, the Fund’s duration decreased roughly 30% to 1.34 years by year end. While the duration decrease limited the Funds performance during 2008, the Fund should benefited during 2009 as interest rates slowly increase into the end of the year, and credit spreads tighten on the Fund’s allocation of non-Treasury securities.

Even though the market experienced dramatic swings in Treasury yields during 2008, the Fund’s price volatility remained relatively low and should continue to do so. The number of securities held within the Fund was decreased to reduce costs and increase performance efficiency. While proper diversification is a key component of portfolio construction, Pennant Management, Inc. (Pennant), the Fund’s sub-advisor, seeks to actively balance the cost and benefit of all purchases.

With Treasury rates near decade lows, Pennant expects to maintain an ongoing manageable targeted duration for the Fund slightly lower than the primary benchmark while utilizing all low risk-based capital government securities. Currently, the Fund’s target configuration is 51% high quality government agency mortgage securities, 29% in a short-duration laddered government agency security maturity structure, and supported by a diverse set of floating rate government securities for the remaining 15%. Unfortunately, the current yield environment does not allow for any significant earnings on the remaining 5% in cash equivalents allocation. However, this cash structure provides the liquidity needed to alter the Fund’s duration when the capital markets realize the ramifications of the surge in new Treasury borrowings. When it is anticipated that the Federal Reserve Bank Board will change its monetary policy, the Fund’s duration can be altered appropriately.

24	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graph compares a $100,000 investment made in of the Fund. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $100,000[1] ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND VS. BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT BOND INDEX

AVERAGE ANNUAL TOTAL RETURN[3] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	7/6/04
One Year	4.22%
Five Years	n/a
Ten Years	n/a
Since Inception, Annualized	3.83%

SECTOR ALLOCATION AS OF 12/31/08		CREDIT QUALITY[2] AS OF 12/31/08

U.S. GOVERNMENT AND AGENCY	100.0%	U.S. GOVERNMENT AND AGENCY	100.0%
		AVERAGE CREDIT QUALITY	GOVT. EQUIV

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Derived from Standard & Poor’s data.
[3]Pennant Management manages the Limited Duration U.S. Government Fund.

The Barclays Capital 1-3 Year U.S. Government Bond Index (formerly known as Lehman Brothers) is a market value-weighted index of U.S. Treasury and agency bonds with maturities between one and three years. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	25

ACCESSOR U. S . GOVERNMENT MONEY FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. The first quarter saw the expansion of the financial crisis with the rapid collapse of Bear Stearns and the subsequent Federal Reserve arranged merger between Bear Stearns and JPMorgan. Investor confidence was shaken by the event and investors sought safety in Treasury securities. This flight to quality decreased Treasury yields but expanded credit spreads across non-treasury fixed income products. But in the second quarter, U.S. Treasury yields traded back to ranges that the year had begun and the spike in credit spreads tightened. This lull in the markets was short-lived. In the early summer, investors began to fear that Fannie Mae and Freddie Mac were undercapitalized and would not be able to weather the housing market downturn. The credit markets began a volatile move downward and investors again sought safety in U.S. Treasuries. The U.S. government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th.

At this point it was apparent that a full blown financial crisis was gripping the United States. These events prompted a massive combined response from the U.S. government, the Treasury and the Federal Reserve. The most prominent action was the authorization of the $750 billion Troubled Asset Relief Program or TARP. This was enacted early in October and was to be used to purchase distressed assets directly from banks. Ultimately, the proceeds were used to inject equity directly into the financial industry in order to prevent any further Lehman style bankruptcies. A number of other programs were enacted including the FDIC Liquidity Guarantee Program and the Fed Commercial Paper Facility.

As the year progressed and fears of the financial crisis grew, Treasury yields fell and the yield curve steepened. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3-month yield ended the year at 2 basis points and the 30-year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

The U.S. Government Money Fund’s (the “Fund”), Advisor Class total return for the year was 2.30% while its benchmark, the Citigroup U.S. Domestic 3-month Treasury Bill Index, returned 1.80% over the same period. This result reflected the FOMC’s decisions to lower Fed Funds rates which rewarded the Fund’s longer maturity securities.

Unlike some money market funds, the Fund is 100% invested in government issues which helped avoid many of the problems that plagued the commercial paper market. Furthermore, Forward Management, which directly manages this Fund, continued to structure the maturities of the portfolio in a “laddered” fashion in 2008 and diversified the portfolio by issuer and security type. With an environment of decreasing interest rates, the Fund gained yield by investing in longer (up to 13 months) maturity securities.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

26	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

AVERAGE ANNUAL TOTAL RETURN[2] FOR THE PERIODS ENDED 12/31/08
INCEPTION DATE	ADVISOR CLASS 4/9/92	INVESTOR CLASS 7/29/98	C CLASS 12/30/02		A CLASS 9/29/03	INSTITUTIONAL CLASS 1/4/07
	NAV	NAV	NAV	CDSC[1]	NAV	NAV

One Year	2.30%	1.79%	1.29%	0.29%	2.05%	2.55%
Five Years	3.02%	2.57%	2.19%	n/a	2.78%	n/a
Ten Years	3.17%	2.70%	n/a	n/a	n/a	n/a
Since Inception, Annualized	3.64%	2.77%	1.88%	n/a	2.66%	3.75%

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

SECTOR ALLOCATION AS OF 12/31/08		CREDIT QUALITY[3] AS OF 12/31/08

U.S. GOVERNMENT AND AGENCY	89.4%	U.S. GOVERNMENT AND AGENCY	100.0%
OTHER	10.6%	AVERAGE CREDIT QUALITY	GOVT. EQUIV

[1]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.

[2]Effective September 1, 1994, Forward Management manages the U.S. Government Money Fund (formerly managed by Accessor Capital Management from September 7, 1994 through August 31, 2008 and by State Street Bank and Trust Company from inception until September 6, 1994). Certain Government Sponsored Enterprises (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government.

[3]Derived from Standard & Poor’s data.

(800) 759-3504 www.accessor.com	27

ACCESSOR INCOME ALLOCATION FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. Investor confidence was shaken by the collapse of Bear Stearns and Fed arranged merger between Bear Stearns and JPMorgan and investors sought safety in treasury securities. The credit markets began a volatile move downward and investors sought safety in U.S. Treasuries. The U.S. Government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th. With a full blown financial crisis gripping the United States, there was a massive combined response from the U.S. Government, the Treasury and the Federal Reserve. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3 month yield ended the year at 2 basis points and the 30 year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

Review of Fund Performance

The Income Allocation Fund’s (the “Fund”), Advisor Class total return for 2008 was -6.79%, while the return of the benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the same period was 5.24%. The Fund normally maintains a strategic allocation of 20% to high yield. High yield securities were some of the worst performing fixed income instruments during 2008 and this allocation hurt the Fund’s performance. On a more positive note, the sub advisor for the Accessor High Yield Fund maintained a higher quality portfolio and was able to outperform on a relative basis. Additionally, the underperformance of the mortgage, and investment-grade funds also contributed to the underperformance in the fund.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

28	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR INCOME ALLOCATION FUND VS. BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 12/27/00	INVESTOR CLASS 12/27/00	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-6.79%	-7.20%	-7.68%	-8.56%	-7.03%	-11.44%
Five Years	1.10%	0.59%	0.09%	n/a	0.83%	-0.14%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	2.71%	2.20%	0.66%	n/a	0.97%	0.04%

FUND ALLOCATION AS OF 12/31/08

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUBADVISOR	# OF ISSUES	ALLOCATION[5]	EQUITY 0% FIXED-INCOME 100%

FIXED-INCOME FUNDS
HIGH YIELD BOND – First Western	94	19.5%
INTERMEDIATE FIXED – PIMCO	124	30.3%
SHORT-INT FIXED – PIMCO	97	18.9%
MORTGAGE – BlackRock Financial Mgmt	129	27.1%
US GOVT MONEY/CASH – Forward Mgmt	38	4.2%
TOTAL	482	100.0%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 4.75% at the beginning of the stated period.
[4]Performance results reflect expense subsidies and waivers that were previously in effect for the Allocation Funds. Without these, the results would have been less favorable.
[5]Percentages are based on total investments of the Fund as of December 31, 2008.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers) is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	29

ACCESSOR INCOME & GROWTH ALLOCATION FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. Investor confidence was shaken by the collapse of Bear Stearns and Fed arranged merger between Bear Stearns and JPMorgan and investors sought safety in treasury securities. The credit markets began a volatile move downward and investors sought safety in U.S. Treasuries. The U.S. Government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th. With a full blown financial crisis gripping the United States, there was a massive combined response from the U.S. Government, the Treasury and the Federal Reserve. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3 month yield ended the year at 2 basis points and the 30 year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

At the same time, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.00% for the year, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year. Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. Within large cap, growth-oriented stocks, represented by the S&P 500/Citigroup Growth Index fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.22%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%. International stocks suffered along with U.S. equity markets as the MSCI EAFE + EM Index finished the year down 45.45%. Emerging markets were even weaker than the developed markets as many of the emerging market currencies were battered by the turmoil in the financial industry. The MSCI Emerging Markets Index fell 53.52% in 2008. International economies became embroiled in the financial crisis that, for a time, looked like it would be contained to the U.S. markets. Emerging countries suffered from decreasing demand for commodities, a stronger U.S. dollar, and deterioration in fiscal and current account balances. Due to the strong performance in emerging market economies during the last few years, many investors had believed that emerging market economies had “decoupled” from the developed economies. This turned out to be false, as economies world wide have seen slowing growth from the spreading financial crisis. Emerging stock markets had a wide dispersion of results, with the Mexican Market, as represented by the Mexican Bolsa Index down only 39.60% and the Russian market, as represented by the Russian RTS $Index down by -72.41%.

Review of Fund Performance

The Income & Growth Allocation Fund’s (the “Fund”), Advisor Class total return for 2008 was -18.61%, while the return of the benchmark (30% S&P 500 Index and 70% Barclays Capital U.S. Aggregate Bond Index) for the same period was -9.19%.

The Fund’s exposure to international stocks, which on average comprise 30% of the Fund’s equity portion, was a detractor to performance as international stocks underperformed domestic stocks by a wide margin. Additionally, this allocation was hurt by the relative underperformance of the Accessor International Fund. The equity portion of the fund was helped by the relative outperformance of the Accessor Growth and the Accessor Value Funds. The Fund maintains on average a 14% allocation to small and mid cap stocks in the equity portion of the Fund. This allocation was generally neutral, but small and mid cap stocks slightly underperformed the S&P 500 Index for the year.

The fixed income segment of the Fund was hurt by the allocation to high yield. High yield securities were some of the worst performing fixed income instruments during 2008 and this allocation hurt the Fund’s performance. Additionally, the underperformance of the mortgage, and investment-grade funds also contributed to the underperformance in the fixed income segment of the fund.

The Fund added an allocation to the Accessor Strategic Alternatives Fund in February 2008. During the time period that the Fund held this position, alternatives was a positive allocation to the Fund’s performance.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

30	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR INCOME & GROWTH ALLOCATION FUND VS. INDICES AND COMPOSITE INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 12/27/00	INVESTOR CLASS 12/27/00	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-18.61%	-18.97%	-19.38%	-20.15%	-18.86%	-23.53%
Five Years	0.36%	-0.12%	-0.63%	n/a	0.01%	-1.16%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	1.44%	0.96%	1.44%	n/a	0.85%	-0.28%

FUND ALLOCATION AS OF 12/31/08

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUBADVISOR	# OF ISSUES	ALLOCATION[5]

EQUITY FUNDS
GROWTH – Smith Asset Mgmt	99	7.2%	EQUITY 36% FIXED-INCOME 64%
VALUE – Acadian Asset Mgmt	200	7.0%
SMALL TO MID CAP – LA Capital Mgmt	499	4.3%
INTERNATIONAL – Lazard Asset Mgmt	232	7.0%
STRATEGIC ALTERNATIVES – Forward Mgmt	8	10.7%

FIXED-INCOME FUNDS
HIGH YIELD BOND – First Western	94	11.7%
INTERMEDIATE FIXED – PIMCO	124	18.8%
SHORT-INT FIXED – PIMCO	97	13.3%
MORTGAGE – BlackRock Financial Mgmt	129	17.7%
US GOVT MONEY/CASH – Forward Mgmt	38	2.3%
TOTAL	1,520	100.0%

[1]	For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]	Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
[3]	POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
[4]	Performance results reflect expense subsidies and waivers that were previously in effect for the Allocation Funds. Without these, the results would have been less favorable.
[5]	Percentages are based on total investments of the Fund as of December 31, 2008.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers) is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	31

ACCESSOR BALANCED ALLOCATION FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. Investor confidence was shaken by the collapse of Bear Stearns and Fed arranged merger between Bear Stearns and JPMorgan and investors sought safety in treasury securities. The credit markets began a volatile move downward and investors sought safety in U.S. Treasuries. The U.S. Government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th. With a full blown financial crisis gripping the United States, there was a massive combined response from the U.S. Government, the Treasury and the Federal Reserve. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3 month yield ended the year at 2 basis points and the 30 year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

At the same time, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.00% for the year, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year. Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. Within large cap, growth-oriented stocks, represented by the S&P 500/Citigroup Growth Index fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.22%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%. International stocks suffered along with U.S. equity markets as the MSCI EAFE + EM Index finished the year down 45.45%. Emerging markets were even weaker than the developed markets as many of the emerging market currencies were battered by the turmoil in the financial industry. The MSCI Emerging Markets Index fell 53.52% in 2008. International economies became embroiled in the financial crisis that, for a time, looked like it would be contained to the U.S. markets. Emerging countries suffered from decreasing demand for commodities, a stronger U.S. dollar, and deterioration in fiscal and current account balances. Due to the strong performance in emerging market economies during the last few years, many investors had believed that emerging market economies had “decoupled” from the developed economies. This turned out to be false, as economies world wide have seen slowing growth from the spreading financial crisis. Emerging stock markets had a wide dispersion of results, with the Mexican Market, as represented by the Mexican Bolsa Index down only 39.60% and the Russian market, as represented by the Russian RTS $Index down by -72.41%.

Review of Fund Performance

The Balanced Allocation Fund’s (the “Fund”), Advisor Class total return for 2008 was -24.73%, while the return of the benchmark (50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index) for the same period was -17.94%.

The Fund’s exposure to international stocks, which on average comprise 30% of the Fund’s equity portion, was a detractor to performance as international stocks underperformed domestic stocks by a wide margin. Additionally, this allocation was hurt by the relative underperformance of the Accessor International Fund. The equity portion of the Fund was helped by the relative outperformance of the Accessor Growth and the Accessor Value Funds. The Fund maintains on average a 14% allocation to small and mid cap stocks in the equity portion of the Fund. This allocation was generally neutral, but small and mid cap stocks slightly underperformed the S&P 500 Index for the year.

The fixed income segment of the Fund was hurt by the allocation to high yield. High yield securities were some of the worst performing fixed income instruments during 2008 and this allocation hurt the Fund’s performance. Additionally, the underperformance of the mortgage, and investment-grade funds also contributed to the underperformance in the fixed income segment of the fund.

The Fund added an allocation to the Accessor Strategic Alternatives Fund in February 2008. During the time period that the Fund held this position, alternatives was a positive allocation to the Fund’s performance.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

32	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR BALANCED ALLOCATION FUND VS. INDICES AND COMPOSITE INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 12/27/00	INVESTOR CLASS 12/27/00	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]

One Year	-24.73%	-25.12%	-25.49%	-26.21%	-25.02%	-29.32%
Five Years	0.10%	-0.38%	-0.88%	n/a	-0.24%	-1.42%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	0.68%	0.18%	2.10%	n/a	1.04%	-0.10%

FUND ALLOCATION AS OF 12/31/08

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUBADVISOR	# OF ISSUES	ALLOCATION[5]

EQUITY FUNDS
GROWTH – Smith Asset Mgmt	99	11.5%
VALUE – Acadian Asset Mgmt	200	11.8%
SMALL TO MID CAP – LA Capital Mgmt	499	7.9%
INTERNATIONAL – Lazard Asset Mgmt	232	12.7%
STRATEGIC ALTERNATIVES – Forward Mgmt	8	9.9%

FIXED-INCOME FUNDS
HIGH YIELD BOND – First Western	94	8.3%
INTERMEDIATE FIXED – PIMCO	124	13.1%
SHORT-INT FIXED – PIMCO	97	10.3%
MORTGAGE – BlackRock Financial Mgmt	129	12.5%
US GOVT MONEY/CASH – Forward Mgmt	38	2.0%
TOTAL	1,520	100.0%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
[4]Performance results reflect expense subsidies and waivers that were previously in effect for the Allocation Funds. Without these, the results would have been less favorable.
[5]Percentages are based on total investments of the Fund as of December 31, 2008.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers) is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	33

ACCESSOR GROWTH & INCOME ALLOCATION FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. Investor confidence was shaken by the collapse of Bear Stearns and Fed arranged merger between Bear Stearns and JPMorgan and investors sought safety in treasury securities. The credit markets began a volatile move downward and investors sought safety in U.S. Treasuries. The U.S. Government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th. With a full blown financial crisis gripping the United States, there was a massive combined response from the U.S. Government, the Treasury and the Federal Reserve. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3 month yield ended the year at 2 basis points and the 30 year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

At the same time, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.00% for the year, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year. Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. Within large cap, growth-oriented stocks, represented by the S&P 500/Citigroup Growth Index fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.22%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%. International stocks suffered along with U.S. equity markets as the MSCI EAFE + EM Index finished the year down 45.45%. Emerging markets were even weaker than the developed markets as many of the emerging market currencies were battered by the turmoil in the financial industry. The MSCI Emerging Markets Index fell 53.52% in 2008. International economies became embroiled in the financial crisis that, for a time, looked like it would be contained to the U.S. markets. Emerging countries suffered from decreasing demand for commodities, a stronger U.S. dollar, and deterioration in fiscal and current account balances. Due to the strong performance in emerging market economies during the last few years, many investors had believed that emerging market economies had “decoupled” from the developed economies. This turned out to be false, as economies world wide have seen slowing growth from the spreading financial crisis. Emerging stock markets had a wide dispersion of results, with the Mexican Market, as represented by the Mexican Bolsa Index down only 39.60% and the Russian market, as represented by the Russian RTS $ Index down by -72.41%.

Review of Fund Performance

The Growth & Income Allocation Fund’s (the “Fund”) total return for 2008 was -29.16%, while the return of the benchmark (60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index) for the same period was -22.06%.

The Fund’s exposure to international stocks, which on average comprise 30% of the Fund’s equity portion, was a detractor to performance as international stocks underperformed domestic stocks by a wide margin. Additionally, this allocation was hurt by the relative underperformance of the Accessor International Fund. The equity portion of the fund was helped by the relative outperformance of the Accessor Growth and the Accessor Value Funds. The Fund maintains on average a 14% allocation to small and mid cap stocks in the equity portion of the fund. This allocation was generally neutral, but small and mid cap stocks slightly underperformed the S&P 500 Index for the year.

The fixed income segment of the Fund was hurt by the allocation to high yield. High yield securities were some of the worst performing fixed income instruments during 2008 and this allocation hurt the Fund’s performance. Additionally, the underperformance of the mortgage, and investment grade funds also contributed to the underperformance in the fixed income segment of the Fund.

The Fund added an allocation to the Accessor Strategic Alternatives Fund in February 2008. During the time period that the Fund held this position, alternatives was a positive allocation to the Fund’s performance.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

34	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR GROWTH & INCOME ALLOCATION FUND VS. INDICES AND COMPOSITE INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 12/27/00	INVESTOR CLASS 12/27/00	C CLASS 12/30/02		A CLASS 9/29/03
	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]
One Year	-29.16%	-29.56%	-29.86%	-30.54%	-29.44%	-33.51%
Five Years	-0.53%	-1.01%	-1.53%	n/a	-0.88%	-2.05%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	-0.14%	-0.63%	1.93%	n/a	0.63%	-0.49%

FUND ALLOCATION AS OF 12/31/08

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUBADVISOR	# OF ISSUES	ALLOCATION[5]

EQUITY FUNDS
GROWTH – Smith Asset Mgmt	99	14.3%
VALUE – Acadian Asset Mgmt	200	14.8%
SMALL TO MID CAP – LA Capital Mgmt	499	9.9%
INTERNATIONAL – Lazard Asset Mgmt	232	15.2%
STRATEGIC ALTERNATIVES – Forward Mgmt	8	9.9%

FIXED-INCOME FUNDS
HIGH YIELD BOND – First Western	94	6.6%
INTERMEDIATE FIXED – PIMCO	124	11.0%
SHORT-INT FIXED – PIMCO	97	8.2%
MORTGAGE – BlackRock Financial Mgmt	129	10.1%

TOTAL	1,482	100.0%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
[4]Performance results reflect expense subsidies and waivers that were previously in effect for the Allocation Funds. Without these, the results would have been less favorable.
[5]Percentages are based on total investments of the Fund as of December 31, 2008.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers) is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	35

ACCESSOR GROWTH ALLOCATION FUND

Market Commentary

2008 saw an extension of volatility in the fixed income markets that began in 2007 and credit market spreads widened to levels not seen in decades. Investor confidence was shaken by the collapse of Bear Stearns and Fed arranged merger between Bear Stearns and JPMorgan and investors sought safety in treasury securities. The credit markets began a volatile move downward and investors sought safety in U.S. Treasuries. The U.S. Government was ultimately forced to guarantee the debt issued by Fannie and Freddie, but investor confidence had been shaken. This began a chain of events that culminated with the bankruptcy announcement by Lehman Brothers on September 15th. With a full blown financial crisis gripping the United States, there was a massive combined response from the U.S. Government, the Treasury and the Federal Reserve. The Federal Reserve Bank continuously lowered rates and ended the year with a target range of zero to 25 basis points. Yields on Treasury securities fell dramatically during the year and the 3 month yield ended the year at 2 basis points and the 30 year Treasury yield was at 2.86%, a record low. As the financial crisis spread, an expansion of credit spreads across all non-Treasury fixed income products occurred.

At the same time, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.00% for the year, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year. Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. Within large cap, growth-oriented stocks, represented by the S&P 500/Citigroup Growth Index fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.22%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%. International stocks suffered along with U.S. equity markets as the MSCI EAFE + EM Index finished the year down 45.45%. Emerging markets were even weaker than the developed markets as many of the emerging market currencies were battered by the turmoil in the financial industry. The MSCI Emerging Markets Index fell 53.52% in 2008. International economies became embroiled in the financial crisis that, for a time, looked like it would be contained to the U.S. markets. Emerging countries suffered from decreasing demand for commodities, a stronger U.S. dollar, and deterioration in fiscal and current account balances. Due to the strong performance in emerging market economies during the last few years, many investors had believed that emerging market economies had “decoupled” from the developed economies. This turned out to be false, as economies world wide have seen slowing growth from the spreading financial crisis. Emerging stock markets had a wide dispersion of results, with the Mexican Market, as represented by the Mexican Bolsa Index down only 39.60% and the Russian market, as represented by the Russian RTS $Index down by -72.41%.

Review of Fund Performance

The Growth Allocation Fund’s (the “Fund”), Advisor Class total return for 2008 was -35.05%, while the return of the benchmark (80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index) for the same period was -29.83%.

The Fund’s exposure to international stocks, which on average comprise 30% of the Fund’s equity portion, was a detractor to performance as international stocks underperformed domestic stocks by a wide margin. Additionally, this allocation was hurt by the relative underperformance of the Accessor International Fund. The equity portion of the fund was helped by the relative outperformance of the Accessor Growth and the Accessor Value Funds. The Fund maintains on average a 14% allocation to small and mid cap stocks in the equity portion of the fund. This allocation was generally neutral, but small and mid cap stocks slightly underperformed the S&P 500 Index for the year.

The fixed income segment of the Fund was hurt by the allocation to high yield. High yield securities were some of the worst performing fixed income instruments during 2008 and this allocation hurt the Fund’s performance. Additionally, the underperformance of the mortgage, and investment grade funds also contributed to the underperformance in the fixed income segment of the fund.

The Fund added an allocation to the Accessor Strategic Alternatives Fund in February 2008. During the time period that the Fund held this position, alternatives was a positive allocation to the Fund’s performance.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

36	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR GROWTH ALLOCATION FUND VS. INDICES AND COMPOSITE INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 12/27/00	INVESTOR CLASS 12/27/00	C CLASS 12/30/02		A CLASS 9/29/03

	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]

One Year	-35.05%	-35.30%	-35.66%	-36.28%	-35.25%	-38.97%
Five Years	-1.05%	-1.52%	-2.02%	n/a	-1.37%	-2.53%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	-1.20%	-1.68%	2.36%	n/a	0.61%	-0.51%

FUND ALLOCATION AS OF 12/31/08

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUBADVISOR	# OF ISSUES	ALLOCATION[5]

EQUITY FUNDS
GROWTH – Smith Asset Mgmt	99	19.3%
VALUE – Acadian Asset Mgmt	200	19.1%
SMALL TO MID CAP – LA Capital Mgmt	499	12.6%
INTERNATIONAL – Lazard Asset Mgmt	232	20.2%
STRATEGIC ALTERNATIVES – Forward Mgmt	8	9.8%

FIXED-INCOME FUNDS
HIGH YIELD BOND – First Western	94	3.2%
INTERMEDIATE FIXED – PIMCO	124	6.1%
SHORT-INT FIXED – PIMCO	97	4.6%
MORTGAGE – BlackRock Financial Mgmt	129	5.1%

TOTAL	1,482	100.0%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
[4]Performance results reflect expense subsidies and waivers that were previously in effect for the Allocation Funds. Without these, the results would have been less favorable.
[5]Percentages are based on total investments of the Fund as of December 31, 2008.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers) is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The composite index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	37

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

Market Commentary

During 2008, the U.S. equity markets had an extremely difficult year with the S&P 500 Index returning -37.00% for the year, suffering declines in each quarter, culminating with a -21.94% drop in the fourth quarter of the year. The majority of the fourth quarter decline occurred in October when it became apparent that the U.S. economy would not be immune to the downturn that had been ravaging the financial industry for the majority of the year. Within the domestic-equity markets, small-cap stocks outperformed their large-cap counterparts on a relative basis with the Russell 2000 Index returning -33.79% for the year. Within large cap, growth-oriented stocks, represented by the S&P 500/Citigroup Growth Index fell -34.91%, slightly outperforming value stocks held in the S&P 500/Citigroup Value Index returning -39.22%. Mid cap stocks as represented by the S&P Mid Cap 400 Index lost -36.23%. International stocks suffered along with U.S. equity markets as the MSCI EAFE + EM Index finished the year down 45.45%. Emerging markets were even weaker than the developed markets as many of the emerging market currencies were battered by the turmoil in the financial industry. The MSCI Emerging Markets Index fell 53.52% in 2008. International economies became embroiled in the financial crisis that, for a time, looked like it would be contained to the U.S. markets. Emerging countries suffered from decreasing demand for commodities, a stronger U.S. dollar, and deterioration in fiscal and current account balances. Due to the strong performance in emerging market economies during the last few years, many investors had believed that emerging market economies had “decoupled” from the developed economies. This turned out to be false, as economies world wide have seen slowing growth from the spreading financial crisis. Emerging stock markets had a wide dispersion of results, with the Mexican Market, as represented by the Mexican Bolsa Index down only 39.60% and the Russian market, as represented by the Russian RTS $Index down by -72.41%.

Review of Fund Performance

The Aggressive Growth Allocation Fund’s (the “Fund”), Advisor Class total return for 2008 was -40.46%, while the return of the benchmark, the S&P 500 Index, for the same period was -37.00%.

The Fund’s exposure to international stocks, which on average comprise 30% of the Fund’s equity portion, was a detractor to performance as international stocks underperformed domestic stocks by a wide margin. Additionally, this allocation was hurt by the relative underperformance of the Accessor International Fund. The equity portion of the fund was helped by the relative outperformance of the Accessor Growth and the Accessor Value Funds. The Fund maintains on average a 14% allocation to small and mid cap stocks in the equity portion of the Fund. This allocation was generally neutral, but small and mid cap stocks slightly underperformed the S&P 500 Index for the year.

The Fund maintained a neutral stance to growth and value throughout the year. While this led to no discernable outperformance versus the benchmark, growth stocks in general outperformed value stocks for the year.

The Fund added an allocation to the Accessor Strategic Alternatives Fund in February 2008. During the time period that the Fund held this position, alternatives was a positive allocation to the Fund’s performance.

All performance data shown above reflects the performance of the Fund’s Advisor Class Shares. Other Fund share classes are subject to higher expenses which negatively impact the performance of those classes.

38	ANNUAL REPORT DECEMBER 31, 2008

Performance data quoted represents average annual total return and assumes reinvestment of all dividends and capital gains. The Index does not take into account charges, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. The graphs compare a $10,000 investment made in each share class of the Fund. The Fund’s performance shown in the graphs take into account the maximum initial sales charge on A Class shares, does not include a CDSC on C Class shares, which may only apply to redemptions made in the first year, and includes all other applicable fees and expenses on all classes. The graphs and table do not reflect the deduction of taxes that you would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain current month-end performance, call (800) 759-3504 or visit www.accessor.com.

GROWTH OF $10,000[1] ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND VS. S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURN[4] FOR THE PERIODS ENDED 12/31/08

INCEPTION DATE	ADVISOR CLASS 12/27/00	INVESTOR CLASS 12/27/00	C CLASS 12/30/02		A CLASS 9/29/03

	NAV	NAV	NAV	CDSC[2]	NAV	POP[3]

One Year	-40.46%	-40.77%	-41.05%	-41.62%	-40.66%	-44.07%
Five Years	-1.86%	-2.36%	-2.84%	n/a	-2.20%	-3.35%
Ten Years	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception, Annualized	-2.71%	-3.20%	1.97%	n/a	0.07%	-1.05%

FUND ALLOCATION AS OF 12/31/08

UNDERLYING ACCESSOR FUND AND FUND ADVISOR OR SUBADVISOR	# OF ISSUES	ALLOCATION[5]

EQUITY FUNDS
GROWTH – Smith Asset Mgmt	99	23.5%
VALUE – Acadian Asset Mgmt	200	24.1%
SMALL TO MID CAP – LA Capital Mgmt	499	16.7%
INTERNATIONAL – Lazard Asset Mgmt	232	25.3%
STRATEGIC ALTERNATIVES – Forward Mgmt	8	10.4%

FIXED-INCOME FUNDS
US GOVT MONEY/CASH – Forward Mgmt	38	0.0%

TOTAL	1,076	100.0%

[1]For purposes of the chart, comparison with the Index assumes initial investment on the last day of the month of inception, where applicable.
[2]Performance results reflect a 1% CDSC. You may be subject to the CDSC if you redeem your shares within 12 months of purchase.
3POP (public offering price) reflects the maximum sales load of 5.75% at the beginning of the stated period.
[4]Performance results reflect expense subsidies and waivers that were previously in effect for the Allocation Funds. Without these, the results would have been less favorable.
[5]Percentages are based total investments of the Fund as of December 31, 2008.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Investors cannot invest in an index, and the return of an index does not reflect the deduction of any fees or other expenses.

(800) 759-3504 www.accessor.com	39

UNDERSTANDING FUND EXPENSES (UNAUDITED)

As a shareholder of Accessor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable), and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. The information provided below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Review your Fund’s Expenses: The table below shows the expenses you would have paid on a $1,000 investment in a Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expense paid per $1,000” to estimate the expenses you paid on your account during this period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
(assuming actual returns for the six months ended December 31, 2008)

UNDERLYING FUND	ADVISOR CLASS	INVESTOR CLASS	C CLASS	A CLASS	INSTITUTIONAL CLASS
Accessor Growth Fund
Expenses Paid During Period	$4.59	$0.78	$8.85	$6.10	N/A
Ending Account Value	721.40	726.30	717.80	720.00	N/A
Accessor Value Fund
Expenses Paid During Period	4.55	6.71	8.86	6.06	N/A
Ending Account Value	723.30	721.20	719.70	721.90	N/A
Accessor Small to Mid Cap Fund
Expenses Paid During Period	5.76	7.84	9.91	7.21	N/A
Ending Account Value	659.80	658.00	656.50	658.50	N/A
Accessor International Equity Fund
Expenses Paid During Period	4.68	6.62	8.56	6.04	N/A
Ending Account Value	551.30	549.40	548.10	550.00	N/A
Accessor Strategic Alternatives Fund
Expenses Paid During Period	5.07	N/A	N/A	N/A	N/A
Ending Account Value	851.30	N/A	N/A	N/A	N/A
Accessor High Yield Bond Fund
Expenses Paid During Period	4.45	6.69	8.93	5.44	N/A
Ending Account Value	788.60	786.70	784.30	788.10	N/A
Accessor Intermediate Fixed-Income Fund
Expenses Paid During Period	4.91	7.46	10.01	N/A	N/A
Ending Account Value	1,036.30	1,033.70	1,031.00	N/A	N/A
Accessor Short-Intermediate Fixed-Income Fund
Expenses Paid During Period	4.99	7.41	9.86	6.18	N/A
Ending Account Value	967.20	964.60	962.10	966.80	N/A
Accessor Mortgage Securities Fund
Expenses Paid During Period	5.08	7.59	10.09	N/A	N/A
Ending Account Value	1,002.00	1,000.30	996.90	N/A	N/A
Accessor U.S. Government Money Fund
Expenses Paid During Period	2.53	5.10	7.61	3.84	$1.26
Ending Account Value	1,009.40	1,006.90	1,004.40	1,008.20	1,010.70
FUND	EXPENSES
Accessor Total Return Fund
Expenses Paid During Period	3.74
Ending Account Value	673.20
Accessor Limited Duration U.S. Government Fund
Expenses Paid During Period	3.46
Ending Account Value	1,023.30

*Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the table on page 43). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (366 days).

40	ANNUAL REPORT DECEMBER 31, 2008

UNDERSTANDING FUND EXPENSES (UNAUDITED)

EXPENSES AND VALUE OF A $1,000 INVESTMENT
(assuming actual returns for the six months ended December 31, 2008)

ALLOCATION FUND	ADVISOR CLASS	INVESTOR CLASS	C CLASS	A CLASS
Accessor Income Allocation Fund
Expenses Paid During Period	$2.66	$5.12	$7.57	$3.89
Ending Account Value	959.50	957.00	954.40	957.50

Accessor Income & Growth Allocation Fund
Expenses Paid During Period	1.50	3.84	6.18	3.14
Ending Account Value	865.80	864.10	862.00	864.70

Accessor Balanced Allocation Fund
Expenses Paid During Period	1.00	3.28	5.56	2.60
Ending Account Value	816.30	814.00	812.20	814.60

Accessor Growth & Income Allocation Fund
Expenses Paid During Period	0.98	3.21	5.44	2.55
Ending Account Value	778.00	775.70	774.10	776.50

Accessor Growth Allocation Fund
Expenses Paid During Period	0.95	3.17	5.33	2.52
Ending Account Value	726.30	725.30	723.20	725.40

Accessor Aggressive Growth Allocation Fund
Expenses Paid During Period	1.22	3.33	5.43	2.70
Ending Account Value	679.30	677.20	675.90	678.00

*

Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the table on page 43). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (366 days).

(800) 759-3504 www.accessor.com	41

UNDERSTANDING FUND EXPENSES (UNAUDITED)

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s Method to Compare Expenses: The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return, which is not the actual return of any Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You can use this information to compare the ongoing expenses (but not transactional costs, such as sales charges (loads, redemption fees or exchange fees)) of investing in any Fund with those of other funds. If those transactional costs were included, your costs would have been higher. All mutual funds shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending balance and expenses paid during the period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
(assuming a hypothetical 5% annualized return for the six months ended December 31, 2008)

UNDERLYING FUND	ADVISOR CLASS	INVESTOR CLASS	C CLASS	A CLASS	INSTITUTIONAL CLASS
Accessor Growth Fund
Expenses Paid During Period	$5.38	$0.92	$10.38	$7.15	N/A
Ending Account Value	1,019.81	1,024.23	1,014.83	1,018.05	N/A
Accessor Value Fund
Expenses Paid During Period	5.33	7.86	10.38	7.10	N/A
Ending Account Value	1,019.86	1,017.34	1,014.83	1,018.10	N/A
Accessor Small to Mid Cap Fund
Expenses Paid During Period	7.00	9.53	12.04	8.77	N/A
Ending Account Value	1,018.20	1,015.69	1,013.17	1,016.44	N/A
Accessor International Equity Fund
Expenses Paid During Period	6.09	8.62	11.14	7.86	N/A
Ending Account Value	1,019.10	1,016.59	1,014.08	1,017.34	N/A
Accessor Strategic Alternatives Fund
Expenses Paid During Period	5.53	N/A	N/A	N/A	N/A
Ending Account Value	1,019.66	N/A	N/A	N/A	N/A
Accessor High Yield Bond Fund
Expenses Paid During Period	5.03	7.56	10.08	6.14	N/A
Ending Account Value	1,020.16	1,017.65	1,015.13	1,019.05	N/A
Accessor Intermediate Fixed-Income Fund
Expenses Paid During Period	4.88	7.41	9.93	N/A	N/A
Ending Account Value	1,020.31	1,017.80	1,015.28	N/A	N/A
Accessor Short-Intermediate Fixed-Income Fund
Expenses Paid During Period	5.13	7.61	10.13	6.34	N/A
Ending Account Value	1,020.06	1,017.60	1,015.08	1,018.85	N/A
Accessor Mortgage Securities Fund
Expenses Paid During Period	5.13	7.66	10.18	N/A	N/A
Ending Account Value	1,020.06	1,017.55	1,015.03	N/A	N/A
Accessor U.S. Government Money Fund
Expenses Paid During Period	2.54	5.13	7.66	3.86	$1.27
Ending Account Value	1,022.62	1,020.06	1,017.55	1,021.32	1,023.88
FUND	EXPENSES
Accessor Total Return Fund
Expenses Paid During Period	4.52
Ending Account Value	1,020.66
Accessor Limited Duration U.S. Government Fund
Expenses Paid During Period	3.46
Ending Account Value	1,021.72

*Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the table on page 43). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (366 days).

42	ANNUAL REPORT DECEMBER 31, 2008

UNDERSTANDING FUND EXPENSES (UNAUDITED)

EXPENSES AND VALUE OF A $1,000 INVESTMENT (assuming a hypothetical 5% annualized return for the six months ended December 31, 2008)

ALLOCATION FUND	ADVISOR CLASS	INVESTOR CLASS	C CLASS	A CLASS
Accessor Income Allocation Fund
Expenses Paid During Period	$2.75	$5.28	$7.81	$4.01
Ending Account Value	1,022.42	1,019.91	1,017.39	1,021.17

Accessor Income & Growth Allocation Fund
Expenses Paid During Period	1.63	4.17	6.70	3.40
Ending Account Value	1,023.53	1,021.01	1,018.50	1,021.77

Accessor Balanced Allocation Fund
Expenses Paid During Period	1.12	3.66	6.19	2.90
Ending Account Value	1,024.03	1,021.52	1,019.00	1,022.27

Accessor Growth & Income Allocation Fund
Expenses Paid During Period	1.12	3.66	6.19	2.90
Ending Account Value	1,024.03	1,021.52	1,019.00	1,022.27

Accessor Growth Allocation Fund
Expenses Paid During Period	1.12	3.71	6.24	2.95
Ending Account Value	1,024.03	1,021.47	1,018.95	1,022.22

Accessor Aggressive Growth Allocation Fund
Expenses Paid During Period	1.48	4.01	6.55	3.25
Ending Account Value	1,023.68	1,021.17	1,018.65	1,021.92

*

Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the table below). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184 days); and then dividing that result by the number of days in the year (366 days).

Fund Class Expense Ratios
Expenses are equal to the Fund’s annualized expense ratio for each share class of the Fund as follows:

FUND	ADVISOR CLASS	INVESTOR CLASS	C CLASS	A CLASS	INSTITUTIONAL CLASS
Accessor Growth	1.06%	0.18%	2.05%	1.41%	N/A
Accessor Value	1.05%	1.55%	2.05%	1.40%	N/A
Accessor Small to Mid Cap	1.38%	1.88%	2.38%	1.73%	N/A
Accessor International Equity	1.20%	1.70%	2.20%	1.55%	N/A
Accessor Strategic Alternatives	1.09%	N/A	N/A	N/A	N/A
Accessor High Yield Bond	0.99%	1.49%	1.99%	1.21%	N/A
Accessor Intermediate Fixed-Income	0.96%	1.46%	1.96%	N/A	N/A
Accessor Short-Intermediate
Fixed-Income	1.01%	1.50%	2.00%	1.25%	N/A
Accessor Mortgage Securities	1.01%	1.51%	2.01%	N/A	N/A
Accessor U.S. Government Money	0.50%	1.01%	1.51%	0.76%	0.25%
Accessor Income Allocation	0.54%	1.04%	1.54%	0.79%	N/A
Accessor Income & Growth Allocation	0.32%	0.82%	1.32%	0.67%	N/A
Accessor Balanced Allocation	0.22%	0.72%	1.22%	0.57%	N/A
Accessor Growth Allocation	0.22%	0.73%	1.23%	0.58%	N/A
Accessor Growth & Income Allocation	0.22%	0.72%	1.22%	0.57%	N/A
Accessor Aggressive Growth Allocation	0.29%	0.79%	1.29%	0.64%	N/A

	EXPENSES

Accessor Total Return	0.89%
Accessor Limited Duration
U.S. Government	0.68%

(800) 759-3504 www.accessor.com	43

ACCESSOR GROWTH FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE

COMMON STOCKS (96.0%)
Aerospace & Defense (4.1%)
General Dynamics	12,370	$712,388
L-3 Communications Holdings – Class 3	8,900	656,642
Lockheed Martin	12,780	1,074,543
Rockwell Collins	7,700	300,993
United Technologies	11,300	605,680
		3,350,246
Air Freight & Logistics (0.8%)
CH Robinson Worldwide	7,200	396,216
Expeditors International of Washington	8,600	286,122
		682,338
Beverages (3.7%)
Coca-Cola Company	28,180	1,275,709
PepsiCo	32,600	1,785,502
		3,061,211
Biotechnology (5.2%)
Amgen*	25,400	1,466,850
Biogen Idec*	15,000	714,450
Celgene*	17,090	944,735
Cephalon*	5,000	385,200
Gilead Sciences*	16,000	818,240
		4,329,475
Capital Markets (1.0%)
Goldman Sachs	9,550	805,925
Chemicals (0.9%)
Monsanto	11,100	780,885

Commercial Services & Supplies (1.8%)
Corporate Executive Board	16,100	355,166
Equifax	11,800	312,936
IHS – Class A*	11,200	419,104
Republic Services – Class A	17,200	426,388
		1,513,594
Communications Equipment (5.1%)
Cisco Systems*	126,680	2,064,884
F5 Networks*	13,200	301,752
Harris	14,200	540,310
Juniper Networks*	13,400	234,634
QUALCOMM	29,300	1,049,819
		4,191,399
Computers & Peripherals (7.2%)
Apple Computer*	17,930	1,530,325
Dell*	47,030	481,587
Hewlett-Packard	52,250	1,896,153
International Business Machines	18,800	1,582,208
Lexmark International – Class A*	18,900	508,410
		5,998,683
Construction & Engineering (1.3%)
Aecom Technology*	11,690	359,234
Fluor	7,230	324,410
Jacobs Engineering Group*	8,000	384,800
		1,068,444

Please see “Notes to Financial Statements” for further information.

44	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR GROWTH FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE
Consumer Finance (0.5%)
Ameriprise Financial	23,700	$439,635
Diversified Consumer Services (0.9%)
Apollo Group – Class A*	9,300	712,566
Diversified Financial Services (0.3%)
IntercontinentalExchange*	3,200	263,808
Energy Equipment & Services (2.3%)
Noble	8,430	186,219
Schlumberger	27,380	1,158,995
Tidewater	7,900	318,133
Unit*	7,700	205,744
		1,869,091
Food & Staples Retailing (3.0%)
Kroger	34,700	916,427
Wal-Mart Stores	28,400	1,592,104
		2,508,531
Food Products (1.7%)
General Mills	22,780	1,383,885
Health Care Equipment & Supplies (2.7%)
Baxter International	18,790	1,006,956
Boston Scientific*	49,800	385,452
Medtronic	27,700	870,334
		2,262,742
Health Care Providers & Services (2.5%)
Express Scripts – Class A*	6,100	335,378
IMS Health	15,010	227,551
Omnicare	10,780	299,253
UnitedHealth Group	29,720	790,552
WellPoint Inc.*	10,300	433,939
		2,086,673
Hotels, Restaurants & Leisure (2.5%)
McDonald’s	25,500	1,585,845
Yum! Brands	15,900	500,850
		2,086,695
Household Products (3.2%)
Procter & Gamble	43,000	2,658,260
Insurance (2.4%)
Aflac	15,740	721,522
Progressive	56,500	836,765
Torchmark	9,400	420,180
		1,978,467
Internet Software & Services (3.1%)
eBay*	33,800	471,848
Google – Class A*	5,110	1,572,091
Yahoo!*	41,900	511,180
		2,555,119
IT Services (0.6%)
Mastercard – Class A	2,100	300,153
SAIC*	10,700	208,436
		508,589

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	45

ACCESSOR GROWTH FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE
Life Sciences Tools & Services (0.4%)
Thermo Fisher Scientific*	10,700	$364,549
Machinery (1.0%)
Caterpillar	12,280	548,548
Deere & Co.	7,100	272,072
		820,620
Media (0.9%)
Comcast – Class A	32,400	546,912
DISH Network – Class A*	18,200	201,838
		748,750
Metals & Mining (0.4%)
Freeport-McMoRan Copper & Gold	12,660	309,410
Multi-Line Retail (0.5%)
Family Dollar Stores	15,600	406,692
Oil, Gas & Consumable Fuels (20.6%)
Anadarko Petroleum	11,600	447,180
Apache	9,900	737,847
Chesapeake Energy	24,600	397,782
ChevronTexaco	39,080	2,890,748
ConocoPhillips	20,800	1,077,440
Devon Energy	7,400	486,254
Encore Acquisition*	2,780	70,945
Exxon Mobil	101,970	8,140,265
Frontline Ltd.	8,100	239,841
Holly	10,440	190,321
Marathon Oil	11,800	322,848
Occidental Petroleum	9,000	539,910
Peabody Energy	13,500	307,125
Sunoco	12,400	538,904
Valero Energy	2,070	44,795
XTO Energy	18,200	641,914
		17,074,119
Pharmaceuticals (5.9%)
Abbott Laboratories	6,400	341,568
Johnson & Johnson	48,100	2,877,823
Watson Pharmaceuticals*	33,560	891,689
Wyeth	19,900	746,449
		4,857,529
Semiconductors & Semiconductor Equipment (2.1%)
Broadcom – Class A*	15,500	263,035
Intel	60,680	889,569
Texas Instruments	35,100	544,752
		1,697,356
Software (5.5%)
Adobe Systems*	20,580	438,148
CA	34,920	647,068
Microsoft	178,200	3,464,208
		4,549,424
Specialty Retail (1.4%)
Autozone*	4,000	557,880
GameStop – Class A*	16,100	348,726
TJX	12,200	250,954
		1,157,560
Please see “Notes to Financial Statements” for further information.

46	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR GROWTH FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE
Textiles, Apparel & Luxury Goods (0.5%)
Coach*	20,000	$415,400

TOTAL COMMON STOCKS (IDENTIFIED COST $95,907,793)		79,497,670

TOTAL INVESTMENTS (96.0%) (IDENTIFIED COST $95,907,793)[1]		79,497,670
TOTAL OTHER ASSETS LESS LIABILITIES (4.0%)		3,320,615
TOTAL NET ASSETS (100.0%)		$82,818,285

*Non-income producing security.
[1]See Note 6 for important tax information.
Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	47

ACCESSOR VALUE FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE
COMMON STOCKS (93.3%)
Aerospace & Defense (2.5%)
Honeywell International	17,200	$564,676
L-3 Communications Holdings – Class 3	11,300	833,714
Northrop Grumman	13,140	591,826
		1,990,216
Auto Components (0.0%)
Standard Motor Products	765	2,647
Building Products (0.8%)
Armstrong World Industries	12,600	272,412
Griffon*	18,900	176,337
NCI Building Systems*	3,948	64,352
Quanex Building Products	11,788	110,454
		623,555
Capital Markets (3.0%)
Ameriprise Financial	13,400	313,024
Bank of New York Mellon	29,301	830,097
Calamos Asset Management – Class A	5,600	41,440
Goldman Sachs	1,200	101,268
LaBranche*	9,411	45,079
Lehman Brothers Holdings[2]	9,300	265
Morgan Stanley	36,700	588,668
Northern Trust	1,700	88,638
State Street	10,600	416,898
		2,425,377
Chemicals (1.1%)
Ashland	10,400	109,304
Chemtura	22,700	31,780
Eastman Chemical	1,800	57,078
Ferro	14,100	99,405
Innophos Holdings	2,135	42,294
Rockwood Holdings*	12,100	130,680
Schulman A	3,408	57,936
Stepan	2,347	110,285
Terra Nitrogen	2,431	230,362
		869,124
Commercial Banks (5.0%)
PNC Financial Services Group	1,500	73,500
Republic Bancorp – Class A	8,800	239,360
US Bancorp	40,200	1,005,402
Wells Fargo	90,700	2,673,836
		3,992,098
Commercial Services & Supplies (0.5%)
Ennis	9,142	110,710
North American Galvanizing & Coating*	5,333	20,425
PRG-Schultz International*	3,300	13,464
Republic Services – Class A	4,050	100,400
RR Donnelley & Sons	11,400	154,812
		399,811

Please see “Notes to Financial Statements” for further information.

48	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR VALUE FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE
Communications Equipment (0.9%)
3Com*	35,623	$81,220
Avocent*	15,300	274,023
Black Box	9,900	258,588
JDS Uniphase*	31,100	113,515
		727,346
Computers & Peripherals (3.5%)
Hewlett-Packard	31,360	1,138,054
International Business Machines	14,900	1,253,984
Lexmark International – Class A*	14,900	400,810
Quantum*	79,600	28,656
		2,821,504
Construction & Engineering (1.2%)
Dycom Industries*	24,800	203,856
Fluor	7,300	327,551
Michael Baker*	4,946	182,557
Perini*	4,400	102,872
Shaw Group*	5,400	110,538
		927,374
Construction Materials (0.1%)
Headwaters*	7,400	49,950
Consumer Finance (0.4%)
Advanta – Class B	9,500	19,855
Discover Financial Services	28,200	268,746
		288,601
Distributors (0.2%)
Genuine Parts	3,784	143,262
Diversified Financial Services (5.1%)
Bank of America	75,200	1,058,816
Citigroup	53,500	358,985
Interactive Brokers Group – Class A*	1,714	30,664
JP Morgan Chase	80,110	2,525,868
PHH*	7,869	100,172
		4,074,505
Diversified Telecommunication Services (8.5%)
AT&T	137,100	3,907,350
CenturyTel	13,600	371,688
Embarq	8,200	294,872
Verizon Communications	64,300	2,179,770
		6,753,680
Electric Utilities (3.5%)
American Electric Power	5,300	176,384
Central Vermont Public Service	2,200	52,492
Duke Energy	59,700	896,097
Edison International	600	19,272
Exelon	2,200	122,342
FirstEnergy	29,740	1,444,769
Southern	2,900	107,300
		2,818,656
Electrical Equipment (0.2%)
GrafTech International Ltd.*	18,965	157,789

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	49

ACCESSOR VALUE FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Electronic Equipment & Instruments (0.4%)
Jabil Circuit	29,400	$198,450
Methode Electronics	4,600	31,004
Sanmina-SCI*	105,297	49,490
TTM Technologies*	6,900	35,949
		314,893
Food & Staples Retailing (5.4%)
Casey’s General Stores	14,500	330,165
Kroger	52,220	1,379,130
Nash Finch	6,300	282,807
Safeway	10,300	244,831
Wal-Mart Stores	37,400	2,096,644
		4,333,577
Food Products (1.4%)
Archer-Daniels-Midland	1,500	43,245
Bunge Ltd.	2,092	108,303
Dean Foods*	10,900	195,873
Del Monte Foods	26,500	189,210
Fresh Del Monte Produce*	3,986	89,366
Imperial Sugar	4,300	61,662
Omega Protein*	3,000	12,030
Overhill Farms*	4,389	18,390
Tyson Foods – Class A	42,859	375,445
		1,093,524
Gas Utilities (0.8%)
Atmos Energy	5,400	127,980
Laclede Group	10,091	472,662
		600,642
Health Care Equipment & Supplies (0.1%)
Cantel Medical*	7,500	110,025
Health Care Providers & Services (2.2%)
Aetna	3,600	102,600
American Caresource Holdings*	9,100	64,155
Cigna	29,700	500,445
Kindred Healthcare*	2,700	35,154
LifePoint Hospitals*	4,700	107,348
WellPoint Inc.*	22,000	926,860
		1,736,562
Hotels, Restaurants & Leisure (3.7%)
Cedar Fair	6,200	77,686
McDonald’s	46,330	2,881,263

		2,958,949
Household Products (1.9%)
Procter & Gamble	24,500	1,514,590
Industrial Conglomerates (4.3%)
General Electric	177,400	2,873,880
McDermott International*	18,400	181,792
Standex International	5,895	116,957
Tredegar	15,800	287,244
		3,459,873

Please see “Notes to Financial Statements” for further information.

50	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR VALUE FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Insurance (4.6%)
Allstate	17,600	$576,576
American Equity Investment Life Holding	16,271	113,897
Berkshire Hathaway – Class A*	2	193,200
Conseco*	42,703	221,201
Genworth Financial – Class A	43,600	123,388
Hartford Financial Services Group	23,090	379,138
Horace Mann Educators	11,900	109,361
Life Partners Holdings	2,300	100,372
Phoenix Companies	5,254	17,181
Protective Life	18,100	259,735
Prudential Financial	6,100	184,586
Travelers	18,407	831,996
Unum Group	19,600	364,560
XL Capital Ltd. – Class A	52,303	193,521
		3,668,712
Internet & Catalog Retail (0.5%)
HSN*	59,421	431,991
Internet Software & Services (0.4%)
Earthlink*	13,036	88,123
United Online	41,000	248,870
		336,993
IT Services (1.9%)
Acxiom	25,681	208,273
Ciber*	3,900	18,759
Computer Sciences*	22,100	776,594
Convergys*	7,500	48,075
Global Cash Access Holdings*	37,700	83,694
Hewitt Associates – Class A*	1,700	48,246
MAXIMUS	5,400	189,594
TNS*	4,700	44,133
Unisys*	79,600	67,660
		1,485,028
Leisure Equipment & Products (0.1%)
Hasbro	1,200	35,004
Sport Supply Group	977	6,839
		41,843
Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific*	2,300	78,361
Machinery (0.9%)
Chart Industries*	8,000	85,040
Manitowoc	4,400	38,104
Mueller Industries	4,500	112,860
Oshkosh	10,600	94,234
Parker Hannifin	8,000	340,320
Tecumseh Products – Class A*	1,300	12,454
Tecumseh Products – Class B*	1,600	15,280
Twin Disc	5,072	34,946
		733,238
Media (1.8%)
Comcast – Class A	19,000	320,720
Time Warner	50,548	508,513
Walt Disney	26,400	599,016
		1,428,249

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	51

ACCESSOR VALUE FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Metals & Mining (0.2%)
AK Steel Holding	9,100	$84,812
Alcoa	700	7,882
Olympic Steel	3,864	78,710
		171,404
Multi-Line Retail (0.7%)
Family Dollar Stores	22,753	593,171
Multi-Utilities (0.9%)
Dominion Resources	1,200	43,008
NorthWestern	7,400	173,678
OGE Energy	900	23,202
Xcel Energy	23,900	443,345
		683,233
Oil, Gas & Consumable Fuels (0.7%)
ChevronTexaco	1,000	73,970
ConocoPhillips	10,000	518,000
		591,970
Paper & Forest Products (0.7%)
International Paper	48,238	569,208
Mercer International*	7,600	14,592
		583,800
Personal Products (0.1%)
Parlux Fragrances*	22,914	66,909
Revlon – Class A*	1,459	9,731
		76,640
Pharmaceuticals (11.1%)
Abbott Laboratories	5,600	298,872
Depomed*	25,696	42,398
Eli Lilly	16,500	664,455
Johnson & Johnson	6,800	406,844
King Pharmaceuticals*	38,800	412,056
KV Pharmaceutical – Class A*	20,300	58,464
Merck	17,800	541,120
Pfizer	263,600	4,668,356
Questcor Pharmaceuticals*	27,360	254,722
Watson Pharmaceuticals*	12,400	329,468
Wyeth	29,900	1,121,549
		8,798,304
Real Estate (1.6%)
Anthracite Capital	68,636	153,058
AvalonBay Communities	4,100	248,378
Boston Properties	7,000	385,000
Newcastle Investment	5,957	5,004
PS Business Parks	2,800	125,048
RAIT Financial Trust	54,582	141,913
Simon Property Group	3,489	185,371
		1,243,772
Road & Rail (1.9%)
CSX	9,000	292,230
Union Pacific	25,100	1,199,780
		1,492,010

Please see “Notes to Financial Statements” for further information.

52	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR VALUE FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Semiconductors & Semiconductor Equipment (0.8%)
Integrated Device Technology*	24,300	$136,323
Intel	8,400	123,144
Teradyne*	86,900	366,718
		626,185
Software (0.2%)
Compuware*	1,600	10,800
JDA Software Group*	2,800	36,764
OpenTV – Class A*	61,784	75,994
Verint Systems*	4,200	29,400
		152,958
Specialty Retail (2.9%)
Blockbuster – Class A*	60,196	75,847
Eddie Bauer Holdings*	11,500	5,865
Finish Line – Class A	14,862	83,227
Gap	24,300	325,377
Home Depot	16,700	384,434
RadioShack	15,696	187,410
Rent-A-Center – Class A*	121	2,136
Sherwin-Williams	21,300	1,272,675
		2,336,971
Textiles, Apparel & Luxury Goods (0.5%)
Carter’s*	18,800	362,088
Unifi*	21,464	60,529
		422,617
Tobacco (3.5%)
Alliance One International*	45,100	132,594
Altria Group	135,200	2,036,112
Philip Morris International	14,600	635,246
		2,803,952
Trading Companies & Distributors (0.4%)
United Rentals*	5,100	46,512
WESCO International*	14,000	269,220
		315,732
Wireless Telecommunication Services (0.1%)
USA Mobility	3,480	40,264

TOTAL COMMON STOCKS (IDENTIFIED COST $96,000,769)		74,325,528

TOTAL INVESTMENTS (93.3%) (IDENTIFIED COST $96,000,769)[1]		74,325,528
TOTAL OTHER ASSETS LESS LIABILITIES (6.7%)		5,312,876
TOTAL NET ASSETS (100.0%)		$79,638,404

*Non-income producing security.
[1]See Note 6 for important tax information.
[2]Lehman Brothers Holdings, Inc. filed for Chapter 11 bankruptcy protection on September 15, 2008.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	53

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (98.8%)
Aerospace & Defense (0.8%)
AAR*	8,369	$154,073
Alliant Techsystems*	5,983	513,102
Axsys Technologies*	1,496	82,071
Ceradyne*	6,070	123,282
Spirit Aerosystems Holdings – Class A*	9,431	95,913
Teledyne Technologies*	2,500	111,375
TransDigm Group*	3,878	130,184
		1,210,000
Air Freight & Logistics (0.6%)
CH Robinson Worldwide	4,000	220,120
Expeditors International of Washington	7,400	246,198
FedEx	5,092	326,652
		792,970
Airlines (0.9%)
AMR*	15,100	161,117
Delta Air Lines*	47,800	547,788
Southwest Airlines	75,307	649,146
		1,358,051
Auto Components (0.1%)
WABCO Holdings	5,620	88,740
Beverages (0.4%)
Hansen Natural*	16,729	560,923
Biotechnology (3.9%)
Alexion Pharmaceuticals*	3,000	108,570
Biogen Idec*	4,100	195,283
Cephalon*	4,925	379,422
Cubist Pharmaceuticals*	6,755	163,201
Emergent Biosolutions*	9,899	258,463
Facet Biotech*	1,635	15,680
Genentech*	32,490	2,693,746
Genzyme*	2,044	135,660
Martek Biosciences	18,437	558,825
Maxygen*	10,800	96,336
Myriad Genetics*	2,500	165,650
Onyx Pharmaceuticals*	3,600	122,976
OSI Pharmaceuticals*	9,641	376,481
Regeneron Pharmaceuticals*	4,900	89,964
Vertex Pharmaceuticals*	9,210	279,800
		5,640,057
Building Products (0.1%)
Armstrong World Industries	4,104	88,728
Capital Markets (2.5%)
AllianceBernstein Holding LP1	7,751	161,143
BlackRock Financial Management– Class A	1,419	190,359
Calamos Asset Management – Class A	15,200	112,480
Cohen & Steers	14,700	161,553
Eaton Vance	25,282	531,175
Evercore Partners – Class A	12,200	152,378
FCStone Group*	41,000	181,630
Gladstone Capital	22,586	182,721

Please see “Notes to Financial Statements” for further information.

54	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Capital Markets – continued
Hercules Technology Growth Capital	20,893	$165,472
Investment Technology Group*	5,608	127,414
Janus Capital Group	25,800	207,174
Knight Capital Group – Class A*	14,350	231,752
LaBranche*	30,316	145,214
optionsXpress Holdings	14,600	195,056
Penson Worldwide*	15,100	115,062
Prospect Capital	8,000	95,760
SWS Group	13,886	263,140
TD Ameritrade Holding*	17,939	255,631
Waddell & Reed Financial – Class A	8,100	125,226
		3,600,340
Chemicals (1.4%)
Airgas	5,500	214,445
Arch Chemicals	8,932	232,857
Cabot	5,037	77,066
FMC	13,163	588,781
Mosaic	6,400	221,440
Nalco Holding	20,600	237,724
OM Group*	8,785	185,451
Terra Industries[1]	6,032	100,554
Terra Nitrogen	810	76,756
Zoltek*	12,313	110,694
		2,045,768
Commercial Banks (5.8%)
Associated Banc-Corp	9,800	205,114
Bancorpsouth	6,000	140,160
Bank of Hawaii	5,870	265,148
Bank of the Ozarks	2,700	80,028
Cathay General Bancorp	4,700	111,625
Chemical Financial	6,300	175,644
City National	5,200	253,240
Columbia Banking System	20,043	239,113
Commerce Bancshares	5,871	258,030
Cullen	15,996	810,677
East West Bancorp	6,100	97,417
First Bancorp	9,400	104,716
First Commonwealth Financial	19,652	243,292
First Financial Bancorp	28,381	351,641
FNB	15,000	198,000
Frontier Financial	36,163	157,671
Hancock Holding	7,523	341,996
Independent Bank/MA	14,326	374,768
Independent Bank/MICH	10,800	23,328
Nara Bancorp	11,600	114,028
Old National Bancorp	12,388	224,966
Pacific Capital Bancorp	10,179	171,821
Prosperity Bancshares	7,716	228,316
Provident Bankshares	19,806	191,326
S&T Bancorp	3,522	125,031
Sterling Financial	18,300	161,040
Susquehanna Bancshares	4,869	77,466
SVB Financial Group*	5,127	134,481
UCBH Holdings	27,000	185,760

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	55

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Commercial Banks – continued
UMB Financial	7,979	$392,088
Umpqua Holdings	17,500	253,225
United Community Banks	30,179	409,836
Westamerica Bancorporation	11,191	572,420
Whitney Holding	13,200	211,068
Wilmington Trust	21,297	473,645
		8,358,125
Commercial Services & Supplies (3.8%)
Administaff	5,850	126,828
Advisory Board*	8,105	180,742
Amrep*	1,806	56,492
Brink’s	18,158	488,087
CDI	5,900	76,346
Compx International	2,072	10,940
Copart*	4,991	135,705
Covanta Holding*	18,172	399,057
Dun & Bradstreet	3,121	240,941
FTI Consulting*	13,841	618,416
Geo Group*	18,474	333,086
Heidrick & Struggles International	6,100	131,394
IHS – Class A*	6,945	259,882
Iron Mountain*	7,193	177,883
Mine Safety Appliances	9,795	234,198
MPS Group*	16,400	123,492
Robert Half International	15,600	324,792
Stericycle*	4,800	249,984
United Stationers*	4,865	162,929
Viad	4,400	108,856
Waste Connections*	9,807	309,607
Watson Wyatt Worldwide – Class A	15,205	727,103
		5,476,760
Communications Equipment (0.4%)
Adtran	7,404	110,172
Avocent*	8,370	149,907
Neutral Tandem*	8,000	129,760
Riverbed Technology*	12,342	140,575
		530,414
Computers & Peripherals (1.5%)
Diebold	4,314	121,180
Emulex*	11,467	80,040
Lexmark International – Class A*	24,375	655,687
NCR*	41,051	580,461
Seagate Technology	21,200	93,916
Synaptics*	9,454	156,558
Teradata*	5,348	79,311
Western Digital*	36,553	418,532
		2,185,685
Construction & Engineering (0.7%)
Aecom Technology*	3,900	119,847
Dycom Industries*	20,939	172,118
EMCOR Group*	20,037	449,430
Foster Wheeler Ltd.*	3,765	88,026
Quanta Services*	10,300	203,940
		1,033,361
Please see “Notes to Financial Statements” for further information.

56	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Construction Materials (0.3%)
Martin Marietta Materials	2,500	$242,700
Texas Industries	5,290	182,505
		425,205
Consumer Finance (0.5%)
AmeriCredit*	23,251	177,638
Cash America International	4,900	134,015
Credit Acceptance*	4,289	57,301
First Cash Financial Services*	4,500	85,770
Student Loan	4,234	173,594
World Acceptance*	5,600	110,656
		738,974
Containers & Packaging (0.3%)
Greif – Class A	6,074	203,054
Silgan Holdings	3,554	169,917
		372,971
Diversified Consumer Services (2.3%)
Brink’s Home Security Holdings*	18,158	398,023
Career Education*	12,786	229,381
Corinthian Colleges*	9,584	156,890
DeVry	8,006	459,624
Hillenbrand	11,959	199,476
ITT Educational Services*	6,147	583,842
Jackson Hewitt Tax Service	7,581	118,946
Sotheby’s – Class A	8,876	78,908
Strayer Education	3,719	797,391
Universal Technical Institute*	14,001	240,397
		3,262,878
Diversified Financial Services (1.0%)
Asta Funding	8,925	24,276
CME Group – Class A	628	130,693
Encore Capital Group*	9,000	64,800
Financial Federal	24,203	563,204
Interactive Brokers Group – Class A*	5,663	101,311
IntercontinentalExchange*	4,146	341,796
MSCI – Class A*	11,878	210,953
		1,437,033
Diversified Telecommunication Services (0.4%)
Consolidated Communications Holdings	6,318	75,058
Fairpoint Communications	37,606	123,348
General Communication – Class A*	10,000	80,900
NTELOS Holdings	6,068	149,637
tw telecom – Class A*	20,795	176,133
	605,076	605,076
Electric Utilities (1.9%)
DPL	58,475	1,335,569
Hawaiian Electric Industries	17,482	387,051
Portland General Electric	26,750	520,823
Unisource Energy	16,709	490,576
		2,734,019

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	57

ACCESSOR SMALL TO MID CAP FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Electrical Equipment (1.0%)
Advanced Battery Technologies*	24,209	$64,396
AO Smith	5,300	156,456
Belden	6,500	135,720
First Solar*	2,393	330,138
GrafTech International Ltd.*	9,364	77,908
Hubbell – Class B	3,853	125,916
Powell Industries*	3,077	89,295
Roper Industries	5,600	243,096
Sunpower – Class A*	6,713	248,381
		1,471,306

Electronic Equipment & Instruments (2.5%)
Amphenol – Class A	13,522	324,258
Anixter International*	11,412	343,729
Checkpoint Systems*	21,900	215,496
Cognex	6,800	100,640
Dolby Laboratories – Class A*	12,594	412,579
DTS*	4,437	81,419
Flir Systems*	32,142	986,117
Ingram Micro – Class A*	10,900	145,951
Methode Electronics	28,400	191,416
Rofin-Sinar Technologies*	8,246	169,703
Rogers*	4,202	116,689
Trimble Navigation Ltd.*	21,339	461,136
		3,549,133

Energy Equipment & Services (2.1%)
Cameron International*	18,737	384,108
Diamond Offshore Drilling	5,204	306,724
Dresser-Rand Group*	18,066	311,639
FMC Technologies*	5,492	130,874
Gulf Island Fabrication	8,145	117,369
Helmerich & Payne	20,991	477,545
Hercules Offshore*	17,081	81,135
Oceaneering International*	4,450	129,673
Patterson-UTI Energy	10,039	115,549
Pride International*	11,804	188,628
Superior Energy Services*	16,726	266,445
Tidewater	2,344	94,393
Unit*	13,273	354,655
		2,958,737

Food & Staples Retailing (0.1%)
United Natural Foods*	6,575	117,167
Food Products (0.6%)
Bunge Ltd.	5,500	284,735
Corn Products International	7,880	227,338
Ralcorp Holdings*	7,007	409,209
		921,282

Gas Utilities (2.1%)
Energen	21,196	621,679
Equitable Resources	29,217	980,230
National Fuel Gas	32,459	1,016,941
Northwest Natural Gas	10,640	470,607
		3,089,457

Please see “Notes to Financial Statements” for further information.

58	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Health Care Equipment & Supplies (4.9%)
Abaxis*	7,487	$120,017
Angiodynamics*	7,264	99,444
Cooper	9,364	153,570
CryoLife*	8,552	83,040
Cutera*	13,254	117,563
Cyberonics*	8,892	147,340
Cynosure – Class A*	8,772	80,088
Edwards Lifesciences*	19,981	1,097,956
Gen-Probe*	17,796	762,381
ICU Medical*	7,481	247,920
Idexx Laboratories*	19,795	714,204
Immucor*	28,782	765,026
Intuitive Surgical*	1,153	146,419
Kensey Nash*	7,934	153,999
Meridian Bioscience	17,592	448,068
Merit Medical Systems*	6,900	123,717
Natus Medical*	11,999	155,387
Orthofix International*	10,537	161,532
Palomar Medical Technologies*	14,501	167,197
Quidel*	22,856	298,728
Resmed*	15,882	595,257
Sirona Dental Systems*	21,053	221,056
Somanetics*	7,900	130,429
SurModics*	3,522	89,001
		7,079,339

Health Care Providers & Services (2.0%)
AMN Healthcare Services*	10,000	84,600
Amsurg – Class A*	12,979	302,930
Chemed	9,394	373,599
Gentiva Health Services*	5,700	166,782
Hanger Orthopedic Group*	12,172	176,616
Health Net*	24,693	268,907
Laboratory Corp. of America Holdings*	5,900	380,019
LHC Group*	12,795	460,620
LifePoint Hospitals*	7,123	162,689
Mednax*	7,706	244,280
Nighthawk Radiology Holdings*	45,992	223,521
Odyssey HealthCare*	10,700	98,975
		2,943,538

Health Care Technology (0.2%)
Eclipsys*	6,189	87,822
Omnicell*	13,412	163,760
		251,582

Hotels, Restaurants & Leisure (0.9%)
Chipotle Mexican Grill – Class A*	8,189	507,554
Panera Bread – Class A*	1,890	98,734
Peet’s Coffee & Tea*	9,770	227,152
Scientific Games – Class A*	8,411	147,529
WMS Industries*	13,628	366,593
		1,347,562

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	59

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE

Household Durables (0.2%)
Mohawk Industries*	3,400	$146,098
Toll Brothers*	5,800	124,294
		270,392
Household Products (0.4%)
Church & Dwight	2,604	146,136
Energizer Holdings*	7,254	392,732
		538,868
Industrial Conglomerates (0.1%)
Tredegar	7,850	142,713
Insurance (9.8%)
Amerisafe*	6,100	125,233
Berkshire Hathaway – Class B*	2,382	7,655,748
Brown & Brown	7,200	150,480
eHealth*	18,100	240,368
Employers Holdings	11,600	191,400
Endurance Specialty Holdings Ltd.	11,400	348,042
Fidelity National Financial – Class A	10,700	189,925
Hilltop Holdings*	14,200	138,308
Infinity Property & Casualty	10,100	471,973
IPC Holdings Ltd.	6,100	182,390
Life Partners Holdings	2,500	109,100
Meadowbrook Insurance Group	29,084	187,301
Old Republic International	15,600	185,952
Platinum Underwriters Holdings Ltd.	5,100	184,008
ProAssurance*	15,466	816,295
RLI	5,349	327,145
Safety Insurance Group	5,758	219,150
SeaBright Insurance Holdings*	11,600	136,184
Selective Insurance Group	18,400	421,912
StanCorp Financial Group	5,600	233,912
Torchmark	18,514	827,576
Tower Group	15,300	431,613
Unitrin	13,400	213,596
Zenith National Insurance	5,400	170,478
		14,158,089
Internet & Catalog Retail (0.3%)
NetFlix*	14,868	444,405
Internet Software & Services (0.4%)
Akamai Technologies*	6,279	94,750
comScore*	7,100	90,525
Digital River*	3,513	87,122
LivePerson*	10,724	19,518
United Online	14,027	85,144
VistaPrint Ltd.*	9,358	174,152
		551,211
IT Services (3.2%)
Alliance Data Systems*	4,684	217,947
CSG Systems International*	11,855	207,107
DST Systems*	12,783	485,498
Global Payments	5,400	177,066
Heartland Payment Systems	10,880	190,400
Hewitt Associates – Class A*	20,630	585,479
Integral Systems*	20,474	246,712
Please see “Notes to Financial Statements” for further information.

60	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE

IT Services – continued
Mantech International – Class A*	2,664	$144,362
MAXIMUS	13,528	474,968
NeuStar – Class A*	11,358	217,279
SRA International – Class A*	5,838	100,705
Visa – Class A	30,622	1,606,124
		4,653,647
Leisure Equipment & Products (0.0%)
Sturm Ruger*	10,700	63,879
Life Sciences Tools & Services (2.4%)
Charles River Laboratories International*	15,648	409,978
Covance*	15,259	702,372
eResearchTechnology*	14,246	94,451
Illumina*	11,026	287,227
Kendle International*	4,384	112,756
Life Technologies*	27,033	630,139
Luminex*	5,939	126,857
Pharmaceutical Product Development	5,959	172,871
Techne	14,025	904,893
		3,441,544
Machinery (2.3%)
Actuant – Class A	12,986	246,994
Albany International – Class A	9,353	120,093
Astec Industries*	2,577	80,737
Blount International*	8,232	78,039
Briggs & Stratton	28,553	502,247
Flowserve	3,576	184,164
Force Protection*	38,462	230,003
Gencor Industries*	9,047	63,239
Hardinge	8,049	32,598
Joy Global	6,059	138,690
Lincoln Electric Holdings	3,587	182,686
Lydall*	10,546	60,639
Mueller Water Products – Class B	11,535	97,355
Pentair	15,865	375,525
PMFG*	11,370	108,697
Timken	14,331	281,318
Wabtec	13,229	525,853
		3,308,877
Marine (0.4%)
Alexander & Baldwin	7,443	186,522
Kirby*	16,281	445,448
		631,970
Media (1.3%)
Central European Media Enterprises Ltd. – Class A*	4,283	93,027
DreamWorks Animation SKG – Class A*	19,195	484,866
Harte-Hanks	14,400	89,856
Liberty Media*	35,694	623,931
Marvel Entertainment*	5,300	162,975
Morningstar*	13,698	486,279
		1,940,934

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	61

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE

Metals & Mining (0.4%)
Cliffs Natural Resources	4,200	$107,562
Haynes International*	4,585	112,883
Royal Gold	4,007	197,184
Southern Copper	12,200	195,932
		613,561
Multi-Line Retail (0.4%)
Dollar Tree*	12,500	522,500
Multi-Utilities (2.6%)
Black Hills	22,220	599,051
MDU Resources Group	10,100	217,958
NorthWestern	43,588	1,023,011
NSTAR	43,161	1,574,945
SCANA	8,542	304,095
		3,719,060
Office Electronics (0.1%)
Zebra Technologies – Class A*	5,181	104,967
Oil, Gas & Consumable Fuels (5.6%)
Arch Coal	12,813	208,724
Arena Resources*	13,022	365,788
BP Prudhoe Bay Royalty Trust	8,019	588,113
Buckeye Partners[1]	5,881	189,662
Cimarex Energy	11,280	302,078
Comstock Resources*	6,700	316,575
Continental Resources*	8,542	176,905
Denbury Resources*	34,280	374,338
Endeavour International*	64,845	32,422
EV Energy Partner[1]	5,383	78,969
Forest Oil*	15,035	247,927
Foundation Coal Holdings	6,379	89,434
GMX Resources*	4,996	126,499
Gulfport Energy*	14,587	57,619
Hugoton Royalty Trust	32,343	519,105
Kinder Morgan Energy Partners	25,248	1,155,096
Kinder Morgan Management LLC*	22,817	912,215
Newfield Exploration*	22,970	453,657
NuStar GP Holdings LLC[1]	11,271	199,271
PetroHawk Energy*	17,786	277,995
Pioneer Natural Resources	7,843	126,900
Plains Exploration & Production*	19,692	457,642
Quicksilver Resources*	15,787	87,934
Ultra Petroleum*	6,927	239,051
Vaalco Energy*	15,500	115,320
W&T Offshore	12,013	172,026
World Fuel Services	4,700	173,900
		8,045,165
Paper & Forest Products (0.1%)
Clearwater Paper*	4,419	37,076
Deltic Timber	2,611	119,453
		156,529

Please see “Notes to Financial Statements” for further information.

62	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	SHARES	VALUE

Pharmaceuticals (2.0%)
Cypress Bioscience*	24,933	$170,542
Endo Pharmaceuticals Holdings*	25,504	660,044
King Pharmaceuticals*	20,577	218,528
Medicis Pharmaceutical – Class A	28,454	395,511
Noven Pharmaceuticals*	22,941	252,351
Obagi Medical Products*	11,812	88,117
Pain Therapeutics*	23,130	136,930
Perrigo	17,308	559,221
Salix Pharmaceuticals Ltd.*	8,900	78,587
Sepracor*	11,830	129,893
Viropharma*	18,700	243,474
		2,933,198
Real Estate (6.6%)
AMB Property	7,800	182,676
Anthracite Capital	101,363	226,039
Anworth Mortgage Asset	39,043	251,046
BioMed Realty Trust	12,800	150,016
Brandywine Realty Trust	18,700	144,177
Camden Property Trust	5,200	162,968
CapitalSource	14,271	65,932
Capstead Mortgage	8,230	88,637
Cedar Shopping Centers	10,347	73,257
Duke Realty	12,800	140,288
Entertainment Properties Trust	13,173	392,555
Equity One	42,000	743,400
Extra Space Storage	17,243	177,948
Forestar Group*	35,436	337,351
Hospitality Properties Trust	9,300	138,291
Inland Real Estate	48,666	631,685
Investors Real Estate Trust	15,895	170,235
Jer Investors Trust	48,526	45,129
LaSalle Hotel Properties	25,400	280,670
Lexington Realty Trust	13,994	69,970
LTC Properties	24,362	494,061
Macerich	7,100	128,936
Mack-Cali Realty	12,200	298,900
Medical Properties Trust	27,953	176,383
MFA Financial	91,380	538,228
National Retail Properties	21,748	373,848
Nationwide Health Properties	10,370	297,826
NorthStar Realty Finance	61,592	240,825
Omega Healthcare Investors	23,208	370,632
Pennsylvania Real Estate Investment Trust	39,300	292,785
Potlatch	15,469	402,349
Public Storage	9,781	777,590
Redwood Trust	4,750	70,823
Resource Capital	24,520	93,912
Sovran Self Storage	11,700	421,200
		9,450,568
Real Estate Investment Trusts (REITs) (0.7%)
Capital Trust	22,284	80,223
Health Care REIT	22,246	938,781
		1,019,004

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	63

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Road & Rail (1.8%)
Arkansas Best	4,700	$141,517
CSX	18,799	610,403
JB Hunt Transport Services	35,693	937,655
Kansas City Southern*	20,753	395,345
Norfolk Southern	6,107	287,334
Ryder System	5,061	196,266
		2,568,520
Semiconductors & Semiconductor Equipment (2.6%)
Integrated Device Technology*	25,058	140,575
International Rectifier*	5,919	79,906
Intersil – Class A	14,286	131,288
Lam Research*	52,350	1,114,008
Linear Technology	6,446	142,585
Marvell Technology Group Ltd.*	77,406	516,298
Maxim Integrated Products	27,500	314,050
Microsemi*	22,513	284,564
Monolithic Power Systems*	12,134	153,010
Nvidia*	23,808	192,131
Silicon Laboratories*	6,793	168,331
Standard Microsystems*	10,629	173,678
Varian Semiconductor Equipment Associates*	7,755	140,521
Veeco Instruments*	21,014	133,229
		3,684,174
Software (1.8%)
Activision Blizzard*	22,432	193,812
Ansys*	20,386	568,566
Cadence Design Systems*	34,947	127,906
Electronic Arts*	5,852	93,866
Macrovision Solutions*	12,127	153,407
McAfee*	15,322	529,682
Red Hat*	10,000	132,200
SPSS*	7,424	200,151
Sybase*	11,500	284,855
Symyx Technologies*	17,867	106,130
Synchronoss Technologies*	5,600	59,696
Synopsys*	10,393	192,478
		2,642,749
Specialty Retail (3.0%)
Aaron Rents	15,124	402,601
American Eagle Outfitters	76,367	714,795
Bed Bath & Beyond*	5,900	149,978
Cato – Class A	16,100	243,110
Charlotte Russe Holding*	14,100	91,509
Christopher & Banks	32,922	184,363
Foot Locker	24,800	182,032
Gap	15,900	212,901
HOT Topic*	15,000	139,050
O’Reilly Automotive*	15,300	470,322
PetSmart	9,300	171,585
Rent-A-Center – Class A*	28,946	510,897
Ross Stores	10,300	306,219
Tween Brands*	37,501	162,004

Please see “Notes to Financial Statements” for further information.

64	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Specialty Retail – continued
Urban Outfitters*	13,420	$201,032
Zumiez*	14,105	105,082
		4,247,480
Textiles, Apparel & Luxury Goods (0.5%)
Deckers Outdoor*	1,099	87,777
Fossil*	11,531	192,568
Iconix Brand Group*	44,922	439,337
		719,682
Thrifts & Mortgage Finance (2.0%)
Bank Mutual	15,814	182,494
Dime Community Bancshares	6,732	89,536
First Niagara Financial Group	25,400	410,718
Flushing Financial	9,965	119,181
Hudson City Bancorp	12,984	207,225
Provident Financial Services	11,547	176,669
TFS Financial	53,042	684,242
Trustco Bank NY	61,605	585,863
United Financial Bancorp	7,165	108,478
ViewPoint Financial Group	7,515	120,616
Washington Federal	9,100	136,136
		2,821,158
Tobacco (0.8%)
Lorillard	5,040	284,004
Universal	3,685	110,071
UST	9,900	686,862
		1,080,937
Trading Companies & Distributors (0.4%)
Aircastle Ltd.	30,112	143,935
Fastenal	5,100	177,735
Kaman	11,951	216,672
Textainer Group Holdings Ltd.	9,883	104,760
		643,102
Wireless Telecommunication Services (0.6%)
Crown Castle International*	16,000	281,280
Leap Wireless International*	4,100	110,249
NII Holdings*	10,800	196,344
USA Mobility	20,986	242,808
		830,681

TOTAL COMMON STOCKS (IDENTIFIED COST $191,883,395)		142,224,745

TOTAL INVESTMENTS (98.8%) (IDENTIFIED COST $191,883,395)[2]		142,224,745
TOTAL OTHER ASSETS LESS LIABILITIES (1.2%)		1,743,806
TOTAL NET ASSETS (100.0%)		$143,968,551

*Non-income producing security.
[1]Securities considered Master Limited Partnership. At December 31, 2008, the securities amounted to $729,599 or 0.5% of net assets.
[2]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	65

ACCESSOR INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (97.1%)
Argentina (0.1%)
Tenaris SA – ADR	4,400	$92,312
Australia (3.4%)
Amcor Ltd.	86,062	354,703
Ansell Ltd.	66,658	593,511
Brambles Ltd.	106,739	562,798
CSL Ltd.	33,457	801,203
National Australia Bank Ltd.	18,500	274,359
Qantas Airways Ltd.	166,500	311,169
Woolworths Ltd.	30,600	579,923
		3,477,666
Austria (0.4%)
Erste Group Bank AG	8,700	196,822
Verbund – Oesterreichische Elektrizitaetswirtschafts AG – Class A	3,900	177,332
		374,154
Belgium (1.0%)
Bekaert SA	1,600	107,966
Compagnie d’Entreprises CFE	8,300	339,033
Mobistar SA	5,400	389,420
Tessenderlo Chemie NV	6,600	199,361
		1,035,780
Brazil (2.4%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR	6,700	184,652
Cia Energetica de Minas Gerais – ADR	6,100	83,814
Cia Vale do Rio Doce – Class B – ADR	41,300	439,845
EDP – Energias do Brasil SA	22,900	223,753
Localiza Rent A Car	65,500	201,059
Natura Cosmeticos SA	28,600	234,809
Petroleo Brasileiro SA – Class A – ADR	43,800	893,958
Vivo Participacoes SA	15,100	189,354
		2,451,244
Chile (0.2%)
Sociedad Quimica y Minera de Chile SA	10,300	251,217
China (3.2%)
Chaoda Modern Agriculture Holdings Ltd.	486,720	310,869
China BlueChemical Ltd.	712,000	292,146
China Construction Bank – Class H	851,000	466,671
China Oilfield Services Ltd. – Class H	428,000	345,157
Dongfeng Motor Group Ltd. – Class H	1,380,000	445,155
PetroChina Co. Ltd. – Class H	576,000	504,644
Shandong Weigao Group Medical Polymer Ltd. – Class H	76,000	115,322
Tencent Holdings Ltd.	29,000	187,094
Weichai Power Ltd. – Class H	126,000	237,365
Yanzhou Coal Mining Ltd. – Class H	466,000	342,130
		3,246,553
Colombia (0.1%)
BanColombia SA – ADR	5,000	116,750
Czech Republic (0.2%)
CEZ	4,500	184,495

Please see “Notes to Financial Statements” for further information.

66	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Denmark (1.6%)
Carlsberg A – Class B	6,600	$212,146
Novo Nordisk A – Class B	26,900	1,368,301
		1,580,447
Egypt (0.2%)
Commercial International Bank	37,062	251,245
Finland (0.4%)
Nokia OYJ	28,900	447,981
France (8.6%)
Air Liquide SA	1,900	173,661
AXA SA	60,200	1,332,071
BNP Paribas	13,500	570,292
Christian Dior SA	2,400	134,901
Credit Agricole SA	62,100	693,777
European Aeronautic Defence and Space NV	42,100	707,272
GDF Suez	42,100	2,076,839
Societe BIC SA	3,600	206,977
Societe Generale	5,500	276,505
Total SA	48,000	2,608,200
		8,780,495
Germany (6.1%)
BASF SE	10,800	418,227
Commerzbank AG	21,000	194,727
Demag Cranes AG	8,100	210,622
Deutsche Boerse AG	3,400	241,202
E.ON AG	9,100	361,418
Muenchener Rueckversicherungs AG	8,300	1,286,588
RWE AG	15,908	1,415,121
SAP AG	10,800	380,672
Siemens AG	7,743	569,631
ThyssenKrupp AG	21,400	566,618
Tognum AG	11,100	143,075
Wacker Chemie AG	1,800	188,677
Wincor Nixdorf AG	7,000	329,530
		6,306,108
Great Britain (16.6%)
Admiral Group PLC	43,000	570,674
Anglo American PLC	12,200	275,073
Ashmore Group PLC	110,000	212,563
AstraZeneca PLC	39,598	1,621,042
Barclays PLC	79,000	176,738
BHP Billiton PLC	66,500	1,254,973
British American Tobacco PLC	38,800	1,018,551
British Land PLC	20,100	161,520
BT Group PLC – Class A	264,200	520,940
Capita Group PLC	40,900	440,208
Carnival PLC	9,200	202,468
Centrica PLC	235,300	912,814
CSR PLC*	49,800	123,105
Drax Group PLC	24,500	200,451
Game Group PLC	108,000	200,035
GlaxoSmithKline PLC	103,466	1,938,252
HSBC Holdings PLC	101,100	976,085
IG Group Holdings PLC	136,600	510,497

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	67

ACCESSOR INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Great Britain – continued
Man Group PLC	97,800	$338,751
Micro Focus International PLC	43,700	180,044
Next PLC	33,157	522,732
Petrofac Ltd.	38,500	194,275
Reckitt Benckiser Group PLC	20,300	763,234
Restaurant Group PLC	193,200	300,079
Royal Bank of Scotland Group PLC	170,400	122,765
Royal Dutch Shell PLC – Class A	45,595	1,200,253
Tate & Lyle PLC	89,400	522,504
Tesco PLC	211,181	1,108,756
WH Smith PLC	38,000	198,679
WPP PLC	38,600	226,585
		16,994,646
Greece (0.3%)
National Bank of Greece SA	15,800	291,252
Hong Kong (1.3%)
BOC Hong Kong Holdings Ltd.	314,000	355,727
China Unicom Hong Kong Ltd.	152,000	182,398
HongKong Electric Holdings	32,000	179,611
Hysan Development Ltd.	344,000	555,719
Keck Seng Investments	280,000	84,902
		1,358,357
India (1.2%)
Dr Reddys Laboratories Ltd. – ADR	21,000	205,800
Infosys Technologies Ltd.	11,100	272,727
Satyam Computer Services Ltd. – ADR	10,700	96,728
State Bank of India Ltd.	11,300	621,500
		1,196,755
Indonesia (0.3%)
Astra International	224,500	218,293
Unilever Indonesia	155,500	111,788
		330,081
Ireland (0.7%)
CRH PLC	10,000	252,625
Paddy Power PLC	25,800	483,876
		736,501
Israel (0.5%)
Partner Communications	15,000	247,500
Teva Pharmaceutical Industries Ltd.	6,400	272,448
		519,948
Italy (2.2%)
Enel SpA	100,200	632,826
ENI SpA	52,900	1,236,658
Fiat SpA	31,100	199,348
UniCredito Italiano SpA	71,500	174,237
		2,243,069
Japan (21.3%)
77 Bank Ltd.	68,000	362,827
Astellas Pharma	8,100	324,143
Canon	29,100	888,623
Central Japan Railway	73	625,300
Chubu Electric Power	17,600	530,658

Please see “Notes to Financial Statements” for further information.

68	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Japan – continued
East Japan Railway[1]	35	$277,406
Fuji Heavy Industries Ltd.	72,000	189,703
Furukawa Electric Ltd.	227,000	1,073,564
Gunma Bank Ltd.	68,000	424,297
Hokuhoku Financial Group	142,000	328,740
Honda Motor Ltd.	40,400	848,885
HOYA CORP	16,200	275,209
INPEX CORP	29	223,151
Itochu	63,000	307,673
Japan Steel Works Ltd.	20,000	271,194
JFE Holdings	12,900	332,064
Jupiter Telecommunications Ltd.	390	402,425
KDDI	264	1,848,087
K’s Holdings	12,600	209,329
KUREHA CORP	69,000	338,496
Lawson	10,700	612,204
Mitsubishi Electric Corp.	88,000	535,509
Mitsubishi UFJ Financial Group	87,700	530,783
Mitsui Fudosan Ltd.	28,000	450,976
Mitsui OSK Lines Ltd.	33,000	197,178
Mizuho Financial Group[1]	98	283,321
Nippon Denko Ltd.	74,000	371,999
Nippon Express Ltd.	156,000	643,193
Nippon Steel	66,000	211,002
Nippon Telegraph & Telephone[1]	287	1,551,474
Nippon Yusen	34,000	204,277
NSK Ltd.	68,000	248,881
NTT Data	71	280,212
Panasonic	42,000	515,334
Shin-Etsu Chemical Ltd.	8,100	363,433
Sony	19,700	417,411
Sumitomo Electric Industries Ltd.	52,500	394,719
Sumitomo Mitsui Financial Group[1]	66	285,470
Sumitomo	22,700	195,193
Takefuji	27,400	218,692
Tokio Marine Holdings	13,200	375,438
Tokuyama	41,000	337,184
Tokyo Gas Ltd.	73,000	366,167
Toyota Motor	34,600	1,108,070
UNY Ltd.	51,000	550,987
Yamazaki Baking Ltd.	34,000	516,878
		21,847,759
Malaysia (0.6%)
British American Tobacco Malaysia BHD	16,000	206,377
Public Bank BHD	84,000	213,044
Tenaga Nasional BHD	120,000	217,391
		636,812
Mexico (1.0%)
Desarrolladora Homex SAB de CV – ADR*	8,300	189,489
Grupo Mexico SAB de CV	413,700	269,049
Grupo Modelo SAB de CV	62,900	202,236
Kimberly-Clark de Mexico SAB de CV – Class A	51,900	174,454
Mexichem SAB de CV	192,600	175,359
		1,010,587

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	69

ACCESSOR INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Netherlands (2.2%)
Fugro NV	4,300	$123,011
ING Groep NV	45,000	460,633
Koninklijke Ahold NV	24,100	295,831
Koninklijke Boskalis Westminster NV	6,700	155,318
Reed Elsevier NV	65,700	772,531
Ten Cate NV	7,100	159,137
Vastned Retail NV	6,600	331,807
		2,298,268
Norway (1.3%)
Petroleum Geo-Services ASA*	38,000	151,354
StatoilHydro ASA	35,000	574,258
Tandberg ASA	18,000	195,506
Telenor ASA	36,600	244,105
Yara International ASA	8,750	187,491
		1,352,714
Peru (0.1%)
Credicorp Ltd.	2,300	114,908
Poland (0.3%)
Powszechna Kasa Oszczednosci Bank Polski SA	12,800	153,607
Telekomunikacja Polska SA	21,100	136,948
		290,555
Russia (1.1%)
LUKOIL	5,172	165,763
Pharmstandard*	20,400	216,240
Rosneft Oil	79,600	298,500
Vimpel-Communications	18,000	128,880
X 5 Retail Group NV*	35,600	306,160
		1,115,543
Singapore (0.5%)
Jardine Matheson Holdings Ltd.	25,200	466,200
South Africa (1.5%)
Group Ltd.	15,400	178,706
Reunert Ltd.	34,600	187,617
Sappi Ltd.	81,200	326,537
Shoprite Holdings Ltd.	72,875	413,088
Truworths International Ltd.	59,100	215,541
Wilson Bayly Holmes-Ovcon Ltd.	18,703	215,055
		1,536,544
South Korea (2.8%)
Hyundai Mipo Dockyard*	2,100	224,643
KB Financial Group*	15,200	405,895
Korea Electric Power	20,200	234,522
Korea Gas*	4,700	214,144
LG Dacom*	19,700	310,642
LG Display Ltd.*	16,400	272,900
POSCO – ADR	3,500	263,375
Samsung Electro-Mechanics Ltd.*	16,700	440,658
Samsung Electronics Co. Ltd.	551	196,911
Samsung Fire & Marine Insurance Ltd.	2,000	298,732
		2,862,422
Spain (3.2%)
Banco Bilbao Vizcaya Argentaria SA	77,800	940,884
Banco Santander SA	141,517	1,333,985
Telefonica SA	43,700	967,273
		3,242,142

Please see “Notes to Financial Statements” for further information.

70	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	SHARES	VALUE

Sweden (0.5%)
Alfa Laval AB	25,798	$222,764
SKF AB – Class B	33,700	333,029
		555,793
Switzerland (7.6%)
Baloise Holding AG	2,947	216,955
Compagnie Financiere Richemont SA	6,600	125,526
Geberit AG	6,400	678,833
Nestle SA	82,700	3,226,409
Novartis AG	18,500	914,330
Pargesa Holding SA	5,900	387,321
Roche Holding AG	6,400	975,335
Synthes	2,400	300,253
Zurich Financial Services AG	4,600	979,274
		7,804,236
Taiwan (1.2%)
Chunghwa Telecom Ltd.	18,200	283,920
Siliconware Precision Industries – ADR	60,600	270,276
Taiwan Semiconductor Manufacturing Co. Ltd.	92,400	729,960
		1,284,156
Thailand (0.3%)
Bangkok Bank PCL	56,300	112,438
Charoen Pokphand Foods PCL	1,141,100	104,273
CP ALL PCL*	323,200	114,235
		330,946
Turkey (0.5%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	13,500	90,292
Haci Omer Sabanci Holding AS	52,956	120,354
Turkcell Iletisim Hizmet AS	16,600	94,318
Turkiye Is Bankasi – Class C	70,400	187,429
		492,393
United States (0.1%)
Cia Cervecerias Unidas SA – ADR	4,800	125,520

TOTAL COMMON STOCKS (IDENTIFIED COST $100,784,919)		99,634,554

EXCHANGE TRADED FUND (0.7%)

Taiwan (0.7%)
iShares MSCI Taiwan Index Fund	102,700	779,493
TOTAL EXCHANGE TRADED FUND (IDENTIFIED COST $1,586,909)		779,493

TOTAL INVESTMENTS (97.8%) (IDENTIFIED COST $102,371,828)[2]		100,414,047
TOTAL OTHER ASSETS LESS LIABILITIES (2.2%)		2,299,778
TOTAL NET ASSETS (100.0%)		$102,713,825

*Non-income producing security.
[1]Fair Valued security under procedures established by the Fund’s Board of Trustees.
[2]See Note 6 for important tax information.
ADR – American Depositary Receipt

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	71

ACCESSOR TOTAL RETURN FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION		SHARES	VALUE

COMMON STOCKS (20.3%)
Aerospace & Defense (1.4%)
Boeing		10,500	$448,035
Beverages (1.5%)
Coca-Cola Company		10,393	470,491
Capital Markets (0.3%)
LaBranche*		16,504	79,054
Communications Equipment (1.2%)
Cisco Systems*		23,100	376,530
Computers & Peripherals (1.4%)
International Business Machines		5,056	425,513
Hotels, Restaurants & Leisure (1.7%)
McDonald’s		8,641	537,384
Industrial Conglomerates (1.5%)
3M		8,411	483,969
Oil, Gas & Consumable Fuels (1.6%)
Royal Dutch Shell PLC – Class A – ADR		9,486	502,189
Pharmaceuticals (4.7%)
Abbott Laboratories		8,955	477,928
Johnson & Johnson		7,815	467,572
Pfizer		28,717	508,578
			1,454,078
Semiconductors & Semiconductor Equipment (1.4%)
Intel		28,846	422,882
Software (1.9%)
Microsoft		31,200	606,528
Specialty Retail (1.7%)
Home Depot		22,579	519,769

TOTAL COMMON STOCKS (IDENTIFIED COST $6,453,538)			6,326,422

PREFERRED STOCKS (22.5%)
	RATE
Capital Markets (1.6%)
Goldman Sachs Group	6.200%	24,432	503,299
Commercial Banks (2.0%)
Royal Bank of Scotland Group PLC	6.400%	68,938	610,791
Diversified Financial Services (3.1%)
General Electric Capital	6.450%	14,382	330,498
ING Groep NV	6.125%	56,769	635,813
			966,311
Industrial – Other (9.0%)
Corts Trust for Bellsouth Telecommunications	7.000%	29,663	593,260
Corts Trust for Walt Disney	6.875%	28,935	712,090
IndexPlus Trust – Class 1	6.052%	26,500	344,500
PreferredPlus Trust – CCR1 – Class 1	7.250%	25,800	572,760
PreferredPlus Trust – CCR1 – Class 1	6.000%	35,828	579,966
			2,802,576

Please see “Notes to Financial Statements” for further information.

72	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR TOTAL RETURN FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	RATE	SHARES	VALUE

Insurance (4.9%)
Aegon NV	6.375%	85,729	$842,716
Allianz SE	8.375%	35,000	682,500
			1,525,216
Real Estate (1.9%)
HCP	7.100%	36,082	598,961

TOTAL PREFERRED STOCKS (IDENTIFIED COST $8,078,442)			7,007,154

EXCHANGE TRADED FUNDS (34.9%)
ProShares Ultra S&P500		321,150	8,449,456
SPDR S&P Biotech		45,600	2,449,632
			10,899,088

TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $12,942,194)			10,899,088

INVESTMENT COMPANIES (4.3%)
Evergreen Income Advantage Fund		39,432	217,270
Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Preferred		30,053	232,911
John Hancock Tax-Advantaged Dividend Income Fund		33,333	343,330
Neuberger Berman Income Opportunity Fund		57,384	200,844
Nicholas-Applegate Equity & Convertible Income Fund		27,882	338,209
			1,332,564

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,352,349)			1,332,564

TOTAL INVESTMENTS (82.0%) (IDENTIFIED COST $28,826,523)[1]			25,565,228
TOTAL OTHER ASSETS LESS LIABILITIES (18.0%)			5,616,757
TOTAL NET ASSETS (100.0%)			$31,181,985

*Non-income producing security.
[1]See Note 6 for important tax information.
ADR – American Depositary Receipt.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	73

ACCESSOR STRATEGIC ALTERNATIVES FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION			SHARES	VALUE
EXCHANGE TRADED FUNDS (34.2%)
iShares Cohen & Steers Realty Majors Index Fund			479,600	$21,188,728
SPDR DJ Wilshire International Real Estate			509,300	13,791,844
				34,980,572

TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $52,260,807)				34,980,572

EXCHANGE TRADED NOTE (21.4%)
iPath Optimized Currency Carry*			501,800	21,903,570

TOTAL EXCHANGE TRADED NOTE (IDENTIFIED COST $24,677,386)				21,903,570

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

STRUCTURED NOTES (20.5%)
Svensk ExportKredit AB CTI Note[2]	1.365%	08/12/2009	$6,500,000	11,852,750
Svensk Exportkredit AB MTN – Linked to
DB Balanced Currency Harvest Index	0.000%	04/28/2011	8,000,000	5,855,200
Svensk Exportkredit AB MTN – Linked to
DB Balanced Currency Harvest Index	0.000%	03/16/2012	4,500,000	3,287,250
				20,995,200

TOTAL STRUCTURED NOTES (IDENTIFIED COST $19,000,000)				20,995,200

U.S. GOVERNMENT AND AGENCY SECURITIES (17.6%)
Federal Farm Credit Bank (FFCB) (9.8%)
FFCB[1]	0.428%	06/22/2010	10,000,000	9,963,210
Federal Home Loan Bank (FHLB) (7.8%)
FHLB[1]	1.120%	08/13/2009	8,000,000	7,990,992

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $18,009,233)				17,954,202

TOTAL INVESTMENTS (93.7%) (IDENTIFIED COST $113,947,426)[3]				95,833,544
TOTAL OTHER ASSETS LESS LIABILITIES (6.3%)				6,493,539
TOTAL NET ASSETS (100.0%)				$102,327,083

*Non-income producing security.
[1]Represents an adjustable rate security. Rate disclosed is as of December 31, 2008.
[2]Fair Valued security under procedures established by the Fund’s Board of Trustees.
[3]See Note 6 for important tax information.
Please see “Notes to Financial Statements” for further information.

74	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS (91.1%)
Automobiles (0.9%)
Ford Motor	7.450%	07/16/2031	$1,000,000	$280,000
General Motors	7.700%	04/15/2016	1,000,000	185,000
				465,000

Communications Equipment (0.9%)
American Tower	7.125%	10/15/2012	500,000	492,500

Computers & Peripherals (2.3%)
GameStop	8.000%	10/01/2012	1,000,000	935,000
Seagate Technology HDD	6.800%	10/01/2016	500,000	260,000
				1,195,000

Consulting Services (0.8%)
FTI Consulting	7.750%	10/01/2016	500,000	411,250

Consumer Finance (2.1%)
Ford Motor Credit LLC	8.000%	12/15/2016	1,000,000	651,367
GMAC LLC	6.750%	12/01/2014	614,000	421,830
				1,073,197

Electric Utilities (3.4%)
CMS Energy	6.300%	02/01/2012	500,000	458,985
PSEG Energy Holdings LLC	8.500%	06/15/2011	1,000,000	942,616
Texas Competitive Electric Holdings LLC[1]	10.500%	11/01/2015	500,000	355,000
				1,756,601

Electrical Equipment (3.7%)
General Cable	0.875%	11/15/2013	1,000,000	578,750
L-3 Communications	5.875%	01/15/2015	500,000	450,000
Sanmina-SCI[1,2]	4.746%	06/15/2010	1,000,000	920,000
				1,948,750

Finance-Other (0.5%)
Pinnacle Foods Finance LLC	10.625%	04/01/2017	500,000	270,000

Food & Staples Retailing (2.7%)
Ingles Markets	8.875%	12/01/2011	500,000	435,000
SUPERVALU	7.875%	08/01/2009	1,000,000	975,000
				1,410,000

Health Care Providers & Services (2.9%)
Community Health Systems	8.875%	07/15/2015	1,000,000	920,000
HCA	6.375%	01/15/2015	1,000,000	610,000
				1,530,000

Hotels, Restaurants & Leisure (0.7%)
Vail Resorts	6.750%	02/15/2014	500,000	372,500

Industrial Energy (2.8%)
Arch Western Finance LLC	6.750%	07/01/2013	500,000	435,000
Consol Energy	7.875%	03/01/2012	500,000	483,750
Massey Energy	3.250%	08/01/2015	1,000,000	542,500
				1,461,250

Industrial-Automotive (1.5%)
Goodyear Tire & Rubber	7.857%	08/15/2011	500,000	415,000
Titan International	8.000%	01/15/2012	500,000	370,000
				785,000

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	75

ACCESSOR HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Industrial – Basic (2.2%)
Nalco Finance Holdings[3]	10.448%	02/01/2014	$1,000,000	$720,000
Owens-Illinois	7.800%	05/15/2018	500,000	445,000
				1,165,000
Industrial – Capital Goods (6.1%)
Allied Waste	7.375%	04/15/2014	1,000,000	945,000
BE Aerospace	8.500%	07/01/2018	500,000	450,000
Case New Holland	7.125%	03/01/2014	500,000	355,000
Columbus McKinnon	8.875%	11/01/2013	500,000	420,000
Metals USA	11.125%	12/01/2015	1,000,000	590,000
Terex	7.375%	01/15/2014	500,000	435,000
				3,195,000
Industrial – Energy (11.4%)
Chesapeake Energy	6.250%	01/15/2018	1,000,000	740,000
CIE Generale Geophysique	7.750%	05/15/2017	1,000,000	580,000
Hornbeck Offshore Services	6.125%	12/01/2014	1,000,000	650,000
KCS Energy	7.125%	04/01/2012	1,000,000	750,000
MarkWest Energy Partners	8.750%	04/15/2018	500,000	310,000
Newfield Exploration	7.125%	05/15/2018	500,000	395,000
NRG Energy	7.375%	01/15/2017	1,000,000	920,000
Parker Drilling	2.125%	07/15/2012	1,000,000	647,500
Plains Exploration & Production	7.000%	03/15/2017	1,000,000	685,000
Targa Resources Partners[1]	8.250%	07/01/2016	500,000	310,000
				5,987,500
Industrial – Gaming (2.3%)
MGM Mirage	5.875%	02/27/2014	500,000	320,000
Mohegan Tribal Gaming Authority	6.375%	07/15/2009	500,000	470,000
River Rock Entertainment	9.750%	11/01/2011	500,000	415,000
				1,205,000
Industrial – Health Care (5.1%)
AMR HoldCo	10.000%	02/15/2015	1,000,000	930,000
DaVita	6.625%	03/15/2013	1,000,000	950,000
Healthsouth	10.750%	06/15/2016	500,000	458,750
Universal Hospital Services	8.500%	06/01/2015	500,000	355,000
				2,693,750
Industrial – Media Cable (2.4%)
CSC Holdings	7.625%	07/15/2018	500,000	390,000
DirecTV Holdings LLC	6.375%	06/15/2015	500,000	461,250
Mediacom LLC	9.500%	01/15/2013	500,000	377,500
				1,228,750
Industrial – Media – Non-Cable (0.5%)
Marquee Holdings[3]	12.000%	08/15/2014	500,000	255,000
Industrial – Other (7.2%)
Corrections Corp of America	6.250%	03/15/2013	350,000	325,500
Georgia-Pacific LLC	9.500%	12/01/2011	500,000	472,500
Graphic Packaging International	9.500%	08/15/2013	1,000,000	690,000
Hertz	10.500%	01/01/2016	1,000,000	456,250
Rock-Tenn	5.625%	03/15/2013	500,000	430,000
Rockwood Specialties	7.500%	11/15/2014	500,000	385,000
Service International	7.500%	04/01/2027	1,000,000	640,000
United Rentals North America	1.875%	10/15/2023	500,000	353,125
				3,752,375

Please see “Notes to Financial Statements” for further information.

76	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
Industrial – Other Consumer Cyclicals (2.2%)
Denny’s Holdings	10.000%	10/01/2012	$500,000	$346,250
Land O’ Lakes	8.750%	11/15/2011	500,000	491,250
Tyson Foods	7.000%	05/01/2018	500,000	324,140
				1,161,640
Industrial – Other Consumer Non-Cyclicals (1.4%)
Visant Holding[3]	18.250%	12/01/2013	1,000,000	740,000
Industrial-Retailers (2.9%)
AmeriGas Partners	7.125%	05/20/2016	1,000,000	800,000
Jo-Ann Stores	7.500%	03/01/2012	500,000	407,500
Rite Aid	7.500%	03/01/2017	500,000	325,000
				1,532,500
Industrial – Services (0.8%)
CA1	6.125%	12/01/2014	500,000	441,085
Industrial – Technology (1.1%)
Sungard Data Systems	10.250%	08/15/2015	500,000	330,000
Unisys	6.875%	03/15/2010	500,000	235,000
				565,000
Industrial – Telecommunications – Wired (7.1%)
Citizens Communications	6.625%	03/15/2015	1,000,000	730,000
Embarq	7.082%	06/01/2016	500,000	385,000
Fairpoint Communications[1]	13.125%	04/01/2018	750,000	360,000
Qwest Capital Funding	7.250%	02/15/2011	1,000,000	840,000
Sprint Nextel	6.000%	12/01/2016	500,000	352,500
Syniverse Technologies	7.750%	08/15/2013	500,000	255,625
Time Warner Telecom Holdings	9.250%	02/15/2014	500,000	410,000
Windstream	7.000%	03/15/2019	500,000	385,000
				3,718,125
Industrial – Telecommunication – Wireless (1.6%)
Intelsat Jackson Holdings Ltd.	9.250%	06/15/2016	500,000	390,000
MetroPCS Wireless	9.250%	11/01/2014	500,000	447,500
				837,500
Media (1.1%)
Clear Channel Communications	6.875%	06/15/2018	1,000,000	120,000
Liberty Media LLC	5.700%	05/15/2013	500,000	327,789
RH Donnelley	6.875%	01/15/2013	1,000,000	135,000
				582,789
Real Estate (0.8%)
Host Hotels & Resorts	7.125%	11/01/2013	500,000	402,500
Semiconductors & Semiconductor Equipment (1.9%)
Conexant Systems	4.000%	03/01/2026	1,000,000	476,250
ON Semiconductor	2.625%	12/15/2026	1,000,000	542,500
				1,018,750
Specialty Retail (1.2%)
Sally Holdings LLC	9.250%	11/15/2014	750,000	645,000
Transportation (0.8%)
Kansas City Southern Railway	8.000%	06/01/2015	500,000	395,000

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	77

ACCESSOR HIGH YIELD BOND FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
Utilities (5.8%)
AES	7.750%	03/01/2014	$1,000,000	$880,000
Allegheny Energy Supply LLC[1]	8.250%	04/15/2012	500,000	492,500
Edison Mission Energy	7.200%	05/15/2019	1,000,000	820,000
Suburban Propane Partners	6.875%	12/15/2013	1,000,000	820,000
				3,012,500
TOTAL CORPORATE BONDS (IDENTIFIED COST $57,182,297)				47,705,812

PREFERRED TERM SECURITY (0.0%)			SHARES
Consumer Finance (0.0%)
Preferred Blocker (GMAC)[1,4]	9.000%	12/31/2011	153	—

TOTAL PREFERRED TERM SECURITY (IDENTIFIED COST $—)				—

TOTAL INVESTMENTS (91.1%) (IDENTIFIED COST $57,182,297)[5]				47,705,812
TOTAL OTHER ASSETS LESS LIABILITIES (8.9%)				4,636,448
TOTAL NET ASSETS (100.0%)				$52,342,260

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

[2]	Represents an adjustable rate security. Rate disclosed is as of December 31, 2008.
[3]	Represents a step bond. Rate disclosed is the effective yield as of December 31, 2008.
[4]	Fair Valued security under procedures established by the Fund’s Board of Trustees.
[5]	See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

78	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERMEDIATE FIXED-INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES (4.0%)
Argent Securities[1]	0.781%	06/25/2036	$1,405,000	$74,554
Argent Securities[1]	0.761%	07/25/2036	360,000	35,763
Attentus CDO Ltd.[2,9]	9.532%	10/11/2042	210,051	2,084
Bear Stearns Commercial Mortgage Securities[1,2,4]	0.183%	11/11/2041	24,705,992	225,106
Captec Franchise Trust[1,2,4,9]	0.995%	10/25/2018	8,933,301	130,969
CBC Insurance Revenue Securitization LLC[2,9]	8.880%	02/15/2023	1,060,000	463,741
CDO Repackaging Trust Series[1,2]	6.553%	01/17/2036	258,186	167,902
Centex Home Equity Company, LLC[1,2]	3.971%	07/25/2034	358,387	39,903
CNL Funding[1,2,4]	1.528%	09/18/2012	6,926,268	198,590
Commercial Industrial Finance[1,2,9]	6.203%	03/01/2021	260,000	28,042
Falcon Franchise Loan[1,2,4]	3.219%	06/05/2020	2,963,425	313,243
Falcon Franchise Loan[1,2,4]	3.258%	01/05/2023	2,563,786	205,403
Falcon Franchise Loan[2]	4.856%	01/05/2025	405,512	348,447
Falcon Franchise Loan[2]	7.074%	01/05/2025	250,000	78,250
Home Equity Mortgage Trust[3]	5.367%	07/25/2036	249,725	85,166
Luxembourg Fund Holdings of KODIAK Currency[1,2,9]	4.006%	08/07/2037	631,157	31,732
Orion Ltd. CDO[1,2,9]	5.325%	09/10/2046	607,906	29,911
Restructured Asset Securities[1,2,9]	3.712%	01/29/2022	600,000	155,709
SACO I1	0.911%	01/25/2037	259,720	2,331
				2,616,846

TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $8,559,693)				2,616,846

COLLATERALIZED MORTGAGE OBLIGATIONS (46.4%)
Banc of America Large Loan[1,2]	4.195%	03/15/2022	1,000,000	416,731
Banc of America	4.429%	11/10/2039	860,000	794,550
Capco America Securitization Corp.[1,2,4]	1.707%	10/15/2030	2,116,287	1,190
CDO Repack SPC Ltd.[2,9]	7.110%	05/20/2030	385,000	163,879
Collateralized Mortgage Securities	9.450%	02/01/2017	13,738	14,906
Commercial Mortgage[1,2]	7.002%	02/14/2034	720,000	550,336
Countrywide Alternative Loan Trust	6.000%	05/25/2036	174,674	88,975
Entertainment Properties Trust[2]	6.223%	02/15/2018	211,000	113,954
FHLMC	4.500%	03/15/2019	182,223	184,083
FHLMC	6.000%	02/15/2034	822,301	844,454
FHLMC	5.500%	10/15/2034	510,000	507,590
FNMA[4]	5.580%	06/01/2011	1,967,389	2,034,898
FNMA	5.500%	11/25/2032	1,771,000	1,811,680
FNMA	6.000%	03/01/2033	596,301	613,874
FNMA[1]	3.333%	05/01/2034	309,191	305,730
FNMA[1,4]	1.161%	02/25/2035	770,453	5,651
FNMA	5.000%	06/01/2035	1,031,023	1,054,748
FNMA	5.000%	09/01/2035	1,666,488	1,707,440
FNMA[8]	5.500%	02/01/2038	11,516,370	11,819,166
FNMA	5.500%	08/01/2037	2,131,396	2,188,768
FNMA[1,4]	0.000%	06/17/2040	14,858,095	4,670
GMAC Mortgage Corp. Loan Trust[1]	4.296%	12/19/2033	1,280,000	1,202,371
GNMA TRUST[1,4]	0.654%	01/16/2042	4,168,423	95,825
GNMA[1,4]	0.438%	08/16/2043	14,017,028	205,093
JP Morgan Commercial Mortgage Securities	4.475%	07/15/2041	583,545	542,340
LB Commercial Conduit Mortgage Trust[1,4]	0.900%	10/25/2026	2,933,575	1,993
LB-UBS Commercial Mortgage Trust[1]	4.333%	02/15/2037	1,014,000	485,212
LB-UBS Commercial Mortgage Trust[1,2,4]	0.031%	06/15/2038	283,506,917	284,329
LNR CDO Ltd.[2,9]	6.000%	02/28/2043	250,000	39,230
Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	79

ACCESSOR INTERMEDIATE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
Marathon Structured Finance CDO Ltd.[1,2,9]	6.935%	07/26/2046	$189,284	$107,765
Merrill Lynch Mortgage Investments[1,4]	0.769%	11/15/2026	20,604,721	436,977
Morgan Stanley Capital I1,2	7.141%	06/03/2030	750,000	746,097
Salomon Brothers Mortgage Securities VII[1,2,4]	0.307%	11/13/2011	46,171,061	793,736
Washington Mutual[1]	5.619%	01/25/2036	674,924	318,474
				30,486,715

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $34,587,737)				30,486,715

CORPORATE BONDS (41.0%)
Diversified Financial Services (1.6%)
General Electric Capital	5.400%	02/15/2017	400,000	398,123
General Electric Capital	6.150%	08/07/2037	600,000	601,569
				999,692
Electric Utilities (1.9%)
Dominion Resources[1]	2.921%	06/17/2010	700,000	650,151
FPL Group Capital[1]	2.751%	06/17/2011	700,000	635,673
				1,285,824
Finance – Banking (19.1%)
American General Finance	5.375%	09/01/2009	1,000,000	715,166
Bank of America	5.750%	12/01/2017	700,000	698,909
Bank of America	5.650%	05/01/2018	800,000	804,747
Bank of America[5]	8.557%	07/17/2028	1,800,000	392,137
Centura Bank	6.500%	03/15/2009	195,000	196,814
Centura Capital Trust[2]	8.845%	06/01/2027	350,000	373,040
Charter One Bank[1]	3.585%	04/24/2009	200,000	197,117
CIT Group[1]	2.303%	03/09/2009	100,000	97,617
Citigroup	6.125%	11/21/2017	2,100,000	2,122,134
Colonial Bank NA Montgomery	9.375%	06/01/2011	240,000	218,763
Goldman Sachs Group	6.250%	09/01/2017	400,000	388,491
Goldman Sachs Group	5.950%	01/18/2018	700,000	663,720
HSBC Holdings PLC	6.800%	06/01/2038	1,000,000	1,056,740
HSBC[1,11]	4.187%	09/29/2049	200,000	106,000
John Deere Capital[1]	2.939%	06/10/2011	1,200,000	1,094,992
JPMorgan Chase Bank[1]	2.326%	06/13/2016	500,000	375,792
Morgan Stanley[1]	1.698%	01/09/2009	400,000	276,978
Morgan Stanley	4.750%	04/01/2014	600,000	457,133
Royal Bank of Scotland Group PLC[1,11]	7.648%	08/31/2049	100,000	48,345
Royal Bank of Scotland Group PLC	5.000%	10/01/2014	200,000	171,437
SLM[1]	3.765%	10/25/2011	200,000	153,274
Wachovia Bank[1]	3.032%	05/14/2010	400,000	383,967
Wachovia Bank	5.300%	10/15/2011	100,000	96,443
Wachovia Bank	4.800%	11/01/2014	800,000	745,113
Wachovia Bank[1]	2.326%	03/15/2016	1,000,000	723,131
				12,558,000
Finance – Broker Related (Brokerage) (5.5%)
Goldman Sachs Group	6.150%	04/01/2018	1,000,000	960,961
Jefferies Group	6.250%	01/15/2036	270,000	160,299
JPMorgan Chase	5.375%	10/01/2012	1,425,000	1,457,711
Lehman Brothers Holdings[6]	5.750%	04/25/2011	280,000	26,600
Lehman Brothers Holdings[6]	6.875%	05/02/2018	1,000,000	95,000
Morgan Stanley	6.750%	04/15/2011	200,000	196,785
Morgan Stanley	6.625%	04/01/2018	800,000	701,832
				3,599,188

Please see “Notes to Financial Statements” for further information.

80	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERMEDIATE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Finance – Other (1.6%)
American Express Credit	5.875%	05/02/2013	$800,000	$767,979
NLV Financial[2]	7.500%	08/15/2033	250,000	291,920
				1,059,899
Industrial – Capital Goods (1.4%)
Eaton	6.500%	06/01/2025	1,000,000	928,630
Industrial – Energy (2.1%)
Suncor Energy	6.850%	06/01/2039	400,000	318,233
Sunoco	9.000%	11/01/2024	1,050,000	1,067,255
				1,385,488
Industrial – Other (2.4%)
Barnett Capital III[1]	3.818%	02/01/2009	1,300,000	585,018
Canal Pointe LLC[1,2,9]	0.000%	06/25/2014	1,125,000	346,367
Duane Park V Ltd.[1,2,9]	5.405%	09/25/2014	1,050,000	635,035
				1,566,420
Industrial – Other Consumer Non-Cyclicals (1.7%)
GlaxoSmithKline Capital	6.375%	05/15/2038	1,000,000	1,129,835
Industrial – Technology (0.7%)
IBM	7.000%	10/30/2025	410,000	480,352
Industrial – Telecommunications – Wired (1.9%)
AT&T	8.000%	11/15/2031	1,000,000	1,256,135
Industrial – Transportation (0.5%)
Southwest Airlines	7.375%	03/01/2027	406,000	331,511
Insurance (0.4%)
International Lease Finance	5.750%	06/15/2011	100,000	72,929
International Lease Finance[1]	1.704%	07/13/2012	300,000	188,437
				261,366
Utilities (0.2%)
Entergy Arkansas	4.500%	06/01/2010	150,000	144,451
TOTAL CORPORATE BONDS (IDENTIFIED COST $29,296,795)				26,986,791

MUNICIPAL BONDS (2.7%)
Chicago Transit Authority, Ser A	6.899%	12/01/2040	700,000	718,032
Chicago Transit Authority, Ser B	6.899%	12/01/2040	800,000	820,608
Fort Walton Defense Housing[5]	5.206%	10/15/2009	250,000	238,732
				1,777,372
TOTAL MUNICIPAL BONDS (IDENTIFIED COST $1,741,575)				1,777,372

U.S. GOVERNMENT AND AGENCY SECURITIES (15.9%)
Federal National Mortgage Association (FNMA) (0.7%)
FNMA	5.500%	07/30/2025	450,000	447,438
Small Business Administration – Pass-Through-Agency (0.7%)
Small Business Administration	4.640%	05/01/2023	446,238	447,144
U.S. Treasury Bonds & Notes (14.5%)
U.S. Treasury STRIP[5,7]	3.393%	11/15/2017	11,795,036	9,156,888
U.S. Treasury Inflation Indexed Bonds	2.000%	01/15/2026	430,804	405,797
				9,562,685
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $10,020,257)				10,457,267

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	81

ACCESSOR INTERMEDIATE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
	DESCRIPTION			CONTRACTS	VALUE
	PURCHASED OPTIONS (0.0%)
	European Option on TBA, Expires January 2009, Strike Price $55*[9]			2,000,000	$—
	US 10 Year Future Option, Expires February 2009, Strike Price $75*			60	937
	TOTAL PURCHASED OPTIONS (IDENTIFIED COST $1,322)				937

	TOTAL INVESTMENTS (110.0%) (IDENTIFIED COST $84,207,379)[10]				72,325,928
	TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-10.0%)				(6,565,803)
	TOTAL NET ASSETS (100.0%)				$65,760,125

	FORWARD COMMITMENT

	DESCRIPTION	INTEREST RATE	DELIVERY DATE	PRINCIPAL AMOUNT	VALUE
	TBA Purchase Commitments at December 31, 2008 – 31.3% (Cost Payable $20,397,714)
	FHLMC	5.500%	01/13/2009	$900,000	$921,094
	FNMA	5.500%	01/13/2009	2,100,000	2,152,500
	FNMA	5.000%	01/13/2009	600,000	612,563
	FNMA	5.000%	02/12/2009	1,400,000	1,424,937
	GNMA	5.500%	01/21/2009	1,000,000	1,029,688
	GNMA	5.000%	01/21/2009	2,000,000	2,050,000
	GNMA	6.000%	01/21/2009	11,000,000	11,347,182
	GNMA	6.000%	01/21/2009	1,000,000	1,031,562
					$20,569,526
	TBA Sale Commitments at December 31, 2008 – (28.3%) (Proceeds Receivable $18,471,234)
	FNMA	5.000%	01/13/2009	(1,000,000)	(1,020,938)
	FNMA	5.000%	01/13/2009	(600,000)	(612,563)
	FNMA	5.500%	02/12/2009	(3,700,000)	(3,780,938)
	FNMA	5.500%	01/13/2009	(11,900,000)	(12,197,500)
	GNMA	5.500%	01/21/2009	(1,000,000)	(1,029,688)
					$(18,641,627)

	OUTSTANDING FUTURES CONTRACTS

	TYPE	EXPIRATION	UNITS PER CONTRACTS	NUMBER OF CONTRACTS	UNREALIZED APPRECIATION/ (DEPRECIATION)

	90 Day Euro Future (Buy)	03/15/10	70	2,500	$378,397
	90 Day Euro Future (Buy)	06/18/09	11	2,500	50,638
	U.S. 10 Year Treasury Note Future (Buy)	03/22/09	18	1,000	140,112
	U.S. 2 Year Treasury Note Future (Buy)	03/31/09	3	2,000	5,297
					$574,444

*	Non-income producing.
[1]	Represents an adjustable rate security. Rate disclosed is as of December 31, 2008.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

[3]	Represents a step bond. Rate disclosed is the effective yield as of December 31, 2008.
[4]	Interest only security. Rate disclosed is yield to maturity.
[5]	Represents a zero coupon bond. Rate disclosed is the effective yield as of December 31, 2008.
[6]	Security in default on interest payments.
[7]	Principal only security.
[8]	Security, or a portion of, has been pledged as collateral on open futures contracts.
[9]	Fair Valued security under procedures established by the Fund’s Board of Trustees.
[10]	See Note 6 for important tax information.
[11]	Perpetual maturity date.

	Please see “Notes to Financial Statements” for further information.

82	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008
DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES (11.9%)
Argent Securities[1]	0.761%	07/25/2036	$455,000	$45,200
Bear Stearns Commercial Mortgage Securities	5.064%	05/14/2016	1,000,000	1,001,402
Bear Stearns Commercial Mortgage Securities[1,2,4]	0.183%	11/11/2041	62,087,272	565,702
Captec Franchise Trust[1,2,4,7]	0.995%	10/25/2018	17,612,273	258,210
CDO Repackaging Trust Series[1,2]	6.553%	01/17/2036	503,463	327,409
Centex Home Equity Company, LLC[1,2]	3.971%	07/25/2034	255,991	28,502
CNL Funding[1,2,4]	1.528%	09/18/2012	7,206,521	206,625
Commercial Industrial Finance[1,2,7]	6.203%	03/01/2021	650,000	70,105
Countrywide Home Loan Mortgage Pass Through Trust	5.250%	12/25/2009	198,190	197,214
Falcon Franchise Loan[1,2,4]	3.219%	06/05/2020	7,271,069	768,574
Falcon Franchise Loan[2]	6.067%	01/05/2023	342,142	333,896
Falcon Franchise Loan[2]	4.856%	01/05/2025	202,756	174,223
Falcon Franchise[1,2,4]	3.258%	01/05/2023	1,139,461	91,290
Home Equity Mortgage Trust[3]	5.367%	07/25/2036	514,897	175,601
Luxembourg Fund Holdings of KODIAK Currency[1,2,7]	4.006%	08/07/2037	1,051,928	52,887
Orion Ltd. CDO[1,2,7]	5.325%	09/10/2046	340,087	16,733
Restructured Asset Securities[1,2,7]	3.712%	01/29/2022	1,550,000	402,249
SACO I1	0.911%	01/25/2037	363,606	3,263
				4,719,085
TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $11,060,967)				4,719,085

COLLATERALIZED MORTGAGE OBLIGATIONS (33.7%)
Banc of America	4.429%	11/10/2039	260,000	240,213
Banc of America SST[2]	6.274%	10/11/2033	1,000,000	809,217
Commercial Mortgage[1,2]	7.002%	02/14/2034	150,000	114,653
Countrywide Alternative Loan Trust	6.000%	05/25/2036	969,442	493,810
Entertainment Properties Trust[2]	6.223%	02/15/2018	400,000	216,026
FHLMC	4.500%	03/15/2019	364,447	368,166
FHLMC	5.500%	10/15/2034	1,210,000	1,204,282
First Union National Bank Commercial Mortgage	6.423%	08/15/2033	453,494	441,165
FNMA	5.500%	11/25/2032	500,000	511,485
FNMA[1,4]	1.161%	02/25/2035	1,060,196	7,776
FNMA[9]	5.500%	02/01/2038	3,447,932	3,538,587
FNMA[1,4]	0.000%	06/17/2040	29,411,403	9,244
GE Capital Commercial Mortgage	6.496%	01/15/2033	283,917	278,778
GMAC Commercial Mortgage Securities[1]	6.590%	05/15/2033	39,077	38,958
GMAC Mortgage Corp. Loan Trust[1]	4.296%	12/19/2033	250,000	234,838
GNMA TRUST[1,4]	0.654%	01/16/2042	9,694,273	222,856
GNMA	3.360%	08/16/2022	197,519	197,189
Government Lease Trust[2]	4.000%	05/18/2011	877,041	855,503
Harborview Mortgage Loan Trust[1]	2.650%	06/19/2034	11,057	5,057
LB-UBS Commercial Mortgage Trust	4.071%	09/15/2026	453,889	434,093
Marathon Structured Finance CDO Ltd.[1,2,7]	6.935%	07/26/2046	1,067,735	607,895
Morgan Stanley Capital I1,2	7.141%	06/03/2030	250,000	248,699
Preferred Term Securities XIII Ltd.[1,2]	4.630%	03/24/2034	650,000	161,720
Salomon Brothers Mortgage Securities VII[1,2,4]	0.307%	11/13/2011	86,080,491	1,479,827
Washington Mutual[1]	5.619%	01/25/2036	1,333,286	629,132
				13,349,169
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $17,644,368)				13,349,169

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	83

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS (40.7%)
Diversified Financial Services (3.1%)
General Electric Capital	5.720%	08/22/2011	$500,000	$494,304
General Electric Capital	6.900%	09/15/2015	725,000	742,768
				1,237,072
Electric Utilities (4.5%)
Dominion Resources[1]	2.921%	06/17/2010	500,000	464,393
FPL Group Capital[1]	2.751%	06/17/2011	500,000	454,053
MP Environmental Funding LLC[7]	4.982%	07/15/2014	826,477	855,353
				1,773,799
Finance – Banking (21.2%)
American General Finance	5.375%	09/01/2009	700,000	500,616
Bank of America	5.750%	12/01/2017	300,000	299,532
Centura Bank	6.500%	03/15/2009	250,000	252,326
Centura Capital Trust[2]	8.845%	06/01/2027	460,000	490,282
CIT Group[1]	2.303%	03/09/2009	100,000	97,617
Citigroup	6.125%	11/21/2017	1,200,000	1,212,648
Goldman Sachs Group	6.250%	09/01/2017	600,000	582,737
Goldman Sachs Group	5.950%	01/18/2018	300,000	284,452
HSBC Holdings PLC	6.800%	06/01/2038	300,000	317,022
John Deere Capital[1]	2.939%	06/10/2011	800,000	729,994
M&T Trust[1,2]	2.935%	04/01/2013	1,000,000	834,985
Morgan Stanley[1]	1.698%	01/09/2009	400,000	276,978
Morgan Stanley	4.750%	04/01/2014	200,000	152,378
SLM[1]	3.765%	10/25/2011	100,000	76,637
SunTrust Bank	3.000%	11/16/2011	1,000,000	1,034,104
Wachovia Bank[1]	3.032%	05/14/2010	300,000	287,975
Wachovia Bank	4.800%	11/01/2014	700,000	651,974
Wachovia Bank[1]	2.326%	03/15/2016	400,000	289,252
				8,371,509
Finance – Broker Related (Brokerage) (3.0%)
Bear Stearns LLC	5.300%	10/30/2015	600,000	577,260
Goldman Sachs Group	6.150%	04/01/2018	300,000	288,288
Lehman Brothers Holdings[6]	5.750%	04/25/2011	415,000	39,425
Lehman Brothers Holdings[6]	6.875%	05/02/2018	300,000	28,500
Morgan Stanley	6.625%	04/01/2018	300,000	263,187
				1,196,660
Finance – Other (2.1%)
American Express Credit	5.875%	05/02/2013	600,000	575,984
Regional Diversified Funding [1,2,7]	4.855%	01/25/2036	1,000,000	252,683
				828,667
Industrial – Energy (0.6%)
Suncor Energy	6.850%	06/01/2039	300,000	238,675
Industrial – Other (1.6%)
Canal Pointe LLC[1,2,7]	0.000%	06/25/2014	500,000	153,941
Duane Park V Ltd.[1,2,7]	5.405%	09/25/2014	775,000	468,716
				622,657
Industrial – Other Consumer Non-Cyclicals (0.9%)
GlaxoSmithKline Capital	6.375%	05/15/2038	300,000	338,950
Industrial – Telecommunications – Wired (1.0%)
AT&T	8.000%	11/15/2031	300,000	376,840

Please see “Notes to Financial Statements” for further information.

84	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Insurance (0.3%)
International Lease Finance	5.750%	06/15/2011	$100,000	$72,929
International Lease Finance[1]	1.704%	07/13/2012	100,000	62,812
				135,741
Sovereign Agency (1.1%)
Tennessee Valley Authority Principal – Strip[3,5]	7.300%	04/15/2042	500,000	439,989
Utilities (1.3%)
Entergy Arkansas	4.500%	06/01/2010	550,000	529,653
TOTAL CORPORATE BONDS (IDENTIFIED COST $18,063,047)				16,090,212

MUNICIPAL BONDS (1.6%)
Chicago Transit Authority, Ser A	6.899%	12/01/2040	300,000	307,728
Chicago Transit Authority, Ser B	6.899%	12/01/2040	300,000	307,728
				615,456
TOTAL MUNICIPAL BONDS (IDENTIFIED COST $600,000)				615,456

U.S. GOVERNMENT AND AGENCY SECURITIES (7.6%)
Department of Housing & Urban Development (HUD) (0.7%)
HUD	6.330%	08/01/2013	295,000	296,227
Federal Agricultural Mortgage Corporation (FAMC) (2.6%)
FAMC	5.900%	03/03/2009	1,000,000	1,009,457
Federal Home Loan Mortgage Corp (FHLMC) (0.0%)
FHLMC[1]	7.000%	01/15/2037	7,481	6,722
Federal National Mortgage Association (FNMA) (1.3%)
FNMA	6.000%	07/25/2033	500,000	515,053
Small Business Administration – Pass-Through-Agency (2.2%)
Small Business Administration	8.017%	02/10/2010	364,686	375,277
Small Business Administration	4.640%	05/01/2023	506,951	507,981
				883,258
U.S. Treasury Bonds & Notes (0.8%)
U.S. Treasury Inflation Indexed Bond	2.000%	01/15/2026	323,103	304,348
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $3,014,972)				3,015,065

			CONTRACTS	VALUE

PURCHASED OPTIONS (0.0%)
U.S. 10 Year Future Option, Expires February 2009, Strike Price $80*			24	375
U.S. 10 Year Future Option, Expires February 2009, Strike Price $94*			20	156
TOTAL PURCHASED OPTIONS (IDENTIFIED COST $797)				531

TOTAL INVESTMENTS (95.5%) (IDENTIFIED COST $50,384,151)[8]				37,789,518
TOTAL OTHER ASSETS LESS LIABILITIES (4.5%)				1,766,827
TOTAL NET ASSETS (100.0%)				$39,556,345

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	85

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
FORWARD COMMITMENT DESCRIPTION	INTEREST RATE	DELIVERY DATE	PRINCIPAL AMOUNT	VALUE

TBA Purchase Commitments at December 31, 2008 – 46.8% (Cost Payable $18,364,938)
FNMA	5.500%	01/13/2009	$500,000	$512,500
FNMA	5.500%	01/13/2009	2,000,000	2,050,000
FNMA	5.500%	01/13/2009	2,000,000	2,050,000
FNMA	5.500%	01/13/2009	2,000,000	2,050,000
FNMA	5.500%	01/13/2009	2,100,000	2,152,500
FNMA	5.500%	01/13/2009	1,500,000	1,537,500
GNMA	5.000%	01/21/2009	1,900,000	1,947,500
GNMA	6.000%	01/21/2009	3,000,000	3,094,686
GNMA	6.000%	01/21/2009	1,000,000	1,031,562
GNMA	6.500%	01/21/2009	1,000,000	1,039,688
GNMA	6.500%	01/21/2009	1,000,000	1,039,688
				$18,505,624
TBA Sale Commitments at December 31, 2008 – (32.6%) (Proceeds Receivable $12,856,670)
FNMA	5.500%	01/13/2009	(500,000)	(512,500)
FNMA	5.500%	01/13/2009	(500,000)	(512,500)
FNMA	5.500%	01/13/2009	(3,000,000)	(3,075,000)
FNMA	5.500%	01/13/2009	(4,000,000)	(4,100,000)
FNMA	5.500%	01/13/2009	(4,600,000)	(4,715,000)
				$(12,915,000)

*Non-income producing.
[1]Represents an adjustable rate security. Rate disclosed is as of December 31, 2008.

[2]Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

[3]Represents a step bond. Rate disclosed is the effective yield as of December 31, 2008.
[4]Interest only security. Rate disclosed is yield to maturity.
[5]Principal only security.
[6]Security in default on interest payments.
[7]Fair Valued security under procedures established by the Fund’s Board of Trustees.
[8]See Note 6 for important tax information.
[9]Security, or a portion of, has been pledged as collateral on futures contracts.
Please see “Notes to Financial Statements” for further information.

86	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR MORTGAGE SECURITIES FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES (0.8%)
JP Morgan Mortgage Acquisition[1]	0.531%	03/25/2047	$423,416	$332,730
Merrill Lynch First Franklin Mortgage Loan Trust[1]	0.591%	04/25/2037	199,165	173,737
				506,467
TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $594,031)				506,467

PROJECT LOAN (0.0%)
Merrill Lynch 42[3]	7.430%	09/01/2022	2,437	2,418
TOTAL PROJECT LOAN (IDENTIFIED COST $2,470)				2,418

COLLATERALIZED MORTGAGE OBLIGATIONS (93.1%)
Collateralized Mortgage Obligation – Other (15.5%)
Banc of America Alternative Loan Trust (2003-10 6A2)	5.500%	12/25/2018	163,665	152,157
Banc of America Alternative Loan Trust (2004-3 4A1)	5.000%	04/25/2019	227,321	199,190
Bear Stearns Adjustable Rate Mortgage Trust[1]	4.759%	12/25/2035	461,506	322,204
Citigroup Commercial Mortgage Trust[1]	6.096%	12/10/2049	300,000	231,621
Commercial Mortgage Loan Trust[1]	6.020%	12/10/2049	300,000	217,003
Countrywide Alternative Loan Trust (2007-16CB)	6.000%	08/25/2037	380,480	245,775
Countrywide Alternative Loan Trust	6.000%	02/25/2017	198,459	190,025
Countrywide Alternative Loan Trust	5.000%	07/25/2018	87,382	82,686
Countrywide Alternative Loan Trust	5.000%	01/25/2020	96,817	81,931
Countrywide Alternative Loan Trust	5.500%	01/25/2035	444,965	336,529
Countrywide Alternative Loan Trust	5.250%	03/25/2035	146,163	115,392
Countrywide Alternative Loan Trust	5.250%	06/25/2035	338,973	226,039
Countrywide Alternative Loan Trust	5.500%	07/25/2035	635,441	447,986
Countrywide Alternative Loan Trust	5.500%	02/25/2036	451,497	322,677
Countrywide Alternative Loan Trust	5.750%	03/25/2037	377,782	230,444
Countrywide Alternative Loan Trust	6.000%	08/25/2037	445,732	258,246
Countrywide Home Loan Mortgage Pass Through Trust[1]	5.122%	05/20/2034	286,619	190,326
Countrywide Home Loan Mortgage Pass Through Trust	5.500%	11/25/2035	28,622	27,796
Deutsche ALT-A Securities Alternate Loan Trust[1]	0.971%	02/25/2035	595,824	309,928
First Horizon Alternative Mortgage Securities	5.500%	03/25/2035	166,683	121,341
GMAC Mortgage Loan Trust	5.750%	04/25/2036	568,557	401,576
GS Mortgage Securities II1	5.799%	08/10/2045	760,000	551,499
GSR Mortgage Loan Trust[1]	5.172%	10/25/2035	451,113	232,956
GSR Mortgage Loan Trust[1]	5.180%	01/25/2036	928,561	639,777
GSR Mortgage Loan Trust	5.750%	02/25/2036	252,926	223,185
GSR Mortgage Loan Trust	5.000%	05/25/2037	301,998	177,538
GSR Mortgage Loan Trust[1]	0.661%	08/25/2046	318,424	154,741
Indymac INDA Mortgage Loan Trust[1]	6.027%	03/25/2037	351,682	227,181
JP Morgan Mortgage Trust	5.500%	12/25/2019	226,292	192,277
Lehman Mortgage Trust	5.500%	12/25/2035	220,789	202,730
Residential Accredit Loans	5.500%	12/25/2017	325,236	295,864
Residential Accredit Loans	5.000%	03/25/2019	200,344	169,541
Residential Accredit Loans	5.500%	04/25/2035	463,738	346,433
Residential Funding Mortgage Securities I	5.250%	07/25/2035	460,000	339,533
Residential Funding Mortgage Securities I	6.000%	02/25/2037	223,865	180,813
Wells Fargo Alternative Loan Trust	6.000%	06/25/2037	1,830,139	968,830
Wells Fargo Mortgage Backed Securities Trust[1]	0.981%	07/25/2037	900,634	369,409
Wells Fargo Mortgage Backed Securities Trust	6.000%	09/25/2037	481,296	384,052
				10,367,231

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	87

ACCESSOR MORTGAGE SECURITIES FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Federal Home Loan Mortgage Corp (FHLMC) (2.0%)
FHLMC[1,2]	4.935%	03/15/2037	$796,709	$52,341
FHLMC[1,2]	4.875%	04/15/2037	1,655,337	104,538
FHLMC[1]	4.686%	03/01/2038	274,619	277,806
FHLMC[1]	5.136%	03/01/2038	508,308	517,870
FHLMC[1]	5.176%	07/01/2038	361,744	371,530
				1,324,085
Federal Home Loan Mortgage Corp (FHLMC) – Pass-Through-Agency (10.9%)
FHLMC – Gold	7.500%	09/01/2014	11,590	12,140
FHLMC – Gold	7.000%	06/01/2015	281	294
FHLMC – Gold	8.000%	07/01/2024	3,023	3,203
FHLMC – Gold	8.000%	07/01/2024	35,241	37,332
FHLMC – Gold	8.000%	07/01/2024	437	462
FHLMC – Gold	8.000%	08/01/2024	2,132	2,259
FHLMC – Gold	8.000%	07/01/2025	27,192	28,804
FHLMC – Gold	8.000%	09/01/2025	278	295
FHLMC – Gold	8.000%	11/01/2025	969	1,029
FHLMC – Gold	8.000%	12/01/2025	3,792	4,017
FHLMC – Gold	8.000%	01/01/2026	343	364
FHLMC – Gold	8.000%	06/01/2026	7,333	7,782
FHLMC – Gold	5.500%	01/01/2029	20,359	20,954
FHLMC – Gold	6.000%	11/01/2037	1,787,483	1,843,317
FHLMC – Gold	6.000%	10/01/2036	273,717	282,282
FHLMC – Gold	5.500%	08/01/2038	1,974,900	2,023,431
FHLMC – Gold	6.000%	11/01/2038	2,975,753	3,068,407
				7,336,372
Federal National Mortgage Association (FNMA) – Pass-Through-Agency (63.3%)
FNMA	7.500%	09/01/2029	64,403	68,214
FNMA	7.500%	12/01/2031	6,488	6,874
FNMA	6.500%	10/01/2033	51,844	54,055
FNMA	5.000%	11/01/2033	7,884,395	8,070,782
FNMA	5.000%	03/01/2034	938,905	961,097
FNMA	5.500%	05/01/2034	4,382,061	4,502,754
FNMA	6.500%	07/01/2034	70,360	73,285
FNMA	5.000%	08/01/2034	256,954	262,976
FNMA	5.000%	08/01/2034	85,162	87,175
FNMA	6.500%	09/01/2034	27,924	29,084
FNMA	5.000%	10/01/2034	661,031	676,655
FNMA	5.000%	12/01/2034	379,675	388,649
FNMA	5.500%	03/01/2035	4,008,873	4,116,782
FNMA	5.000%	12/01/2035	1,221,895	1,250,012
FNMA	5.000%	01/01/2036	3,174,384	3,245,447
FNMA	5.000%	02/01/2036	3,012,024	3,079,452
FNMA	5.500%	05/01/2036	1,406,519	1,443,500
FNMA	6.000%	01/01/2037	179,018	184,508
FNMA	6.500%	09/01/2037	517,238	537,818
FNMA	5.500%	10/01/2037	514,139	527,657
FNMA	5.500%	11/01/2037	2,911,402	2,987,787
FNMA	5.500%	02/01/2038	99,990	102,614
FNMA	6.000%	03/01/2038	3,764,117	3,878,965
FNMA	6.000%	11/01/2037	474,217	488,733
FNMA	6.000%	05/01/2037	1,192,211	1,228,774
FNMA	5.500%	05/01/2038	1,970,241	2,021,736
FNMA[1]	4.470%	06/01/2038	344,230	346,430

Please see “Notes to Financial Statements” for further information.

88	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR MORTGAGE SECURITIES FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE
Federal National Mortgage Association (FNMA) – Pass-Through-Agency – continued
FNMA[1]	5.162%	07/01/2038	$443,750	$451,621
FNMA[1]	4.850%	08/01/2038	370,370	374,680
FNMA[1]	5.305%	08/01/2038	507,201	515,776
FNMA[1]	5.563%	08/01/2038	440,144	450,370
FNMA	5.500%	12/01/2038	25,270	25,931
				42,440,193
Federal National Mortgage Corp (FNMA) (1.2%)
FNMA[1,2]	6.729%	01/25/2037	1,263,325	107,883
FNMA[1,2]	5.969%	04/25/2037	2,239,546	163,783
FNMA[1]	1.231%	03/25/2038	481,245	468,682
FNMA[1,2]	5.769%	03/25/2038	1,125,849	68,324
				808,672
Government National Mortgage Association (GNMA) – Pass-Through-Agency (0.2%)
GNMA	5.500%	04/15/2014	41,563	43,181
GNMA	6.500%	08/15/2014	3,530	3,721
GNMA	8.000%	03/15/2017	1,350	1,444
GNMA	6.500%	12/15/2023	21,491	22,425
GNMA	8.000%	09/20/2026	37,988	40,283
GNMA	7.500%	10/15/2029	7,302	7,738
				118,792
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $63,922,255)				62,395,345

TOTAL INVESTMENTS (93.9%) (IDENTIFIED COST $64,518,756)[4]				62,904,230
TOTAL OTHER ASSETS LESS LIABILITIES (6.1%)				4,092,582
TOTAL NET ASSETS (100.0%)				$66,996,812

FORWARD COMMITMENT
DESCRIPTION	INTEREST RATE	DELIVERY DATE	PRINCIPAL AMOUNT	VALUE

TBA Purchase Commitments at December 31, 2008 - 43.9% (Cost Payable $29,049,540)
FHLMC	6.000%	01/20/2009	$100,000	$103,500
FHLMC	4.500%	01/20/2009	200,000	202,625
FHLMC	5.000%	01/13/2009	3,500,000	3,576,563
FHLMC	5.000%	01/13/2009	900,000	919,688
FHLMC	5.500%	01/13/2009	6,200,000	6,345,316
FHLMC	5.500%	01/13/2009	400,000	409,375
FHLMC	6.500%	01/13/2009	600,000	623,063
FHLMC	6.500%	01/13/2009	400,000	415,375
FNMA	5.000%	01/20/2009	1,000,000	1,026,250
FNMA	5.000%	01/20/2009	300,000	307,875
FNMA	5.000%	01/20/2009	400,000	410,500
FNMA	5.500%	01/20/2009	300,000	308,906
FNMA	4.500%	01/20/2009	700,000	715,312
FNMA	4.500%	01/20/2009	900,000	919,688
FNMA	6.000%	01/20/2009	100,000	103,687
FNMA	4.500%	02/12/2009	4,200,000	4,238,060
FNMA	4.500%	02/12/2009	200,000	201,813
FNMA	6.500%	01/13/2009	1,800,000	1,869,189
FNMA	6.500%	01/13/2009	400,000	415,375

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	89

ACCESSOR MORTGAGE SECURITIES FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	DELIVERY DATE	PRINCIPAL AMOUNT	VALUE

TBA Purchase Commitments at December 31, 2008 – continued
GNMA	6.000%	01/20/2009	$200,000	$206,312
GNMA	6.500%	02/19/2009	800,000	829,000
GNMA	6.000%	02/19/2009	1,400,000	1,439,375
GNMA	6.000%	02/19/2009	1,500,000	1,542,188
GNMA	5.500%	02/19/2009	2,200,000	2,255,686
				$29,384,721
TBA Sale Commitments at December 31, 2008 – (38.7%) (Proceeds Receivable $25,739,219)
FHLMC	6.000%	01/13/2009	(5,000,000)	(5,150,000)
FNMA	5.500%	01/13/2009	(2,400,000)	(2,460,000)
FNMA	5.000%	01/13/2009	(4,000,000)	(4,083,752)
FNMA	5.000%	01/13/2009	(2,000,000)	(2,041,876)
FNMA	5.000%	01/13/2009	(200,000)	(204,188)
FNMA	5.000%	01/13/2009	(700,000)	(714,657)
FNMA	6.000%	01/13/2009	(1,800,000)	(1,852,875)
FNMA	5.500%	02/12/2009	(9,200,000)	(9,401,250)
				$(25,908,598)

OUTSTANDING FUTURES CONTRACTS

TYPE	EXPIRATION	UNITS PER CONTRACT	NUMBER OF CONTRACTS	UNREALIZED APPRECIATION/ DEPRECIATION

U.S. 10 Year Treasury Note Future (Buy)	03/22/09	1,000	57	$154,209
U.S. 2 Year Treasury Note Future (Sell)	03/31/09	2,000	(27)	(40,396)
U.S. 5 Year Treasury Note Future (Sell)	03/31/09	1,000	(59)	(75,610)
				$38,203

[1]Represents a variable or increasing rate security. Rate disclosed is as of December 31, 2008.
[2]Interest only security.
[3]Fair Valued security under procedures established by the Fund’s Board of Trustees.
[4]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

90	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)
FHLMC	4.000%	06/15/2013	$1,676,961	$1,681,684
FHLMC	5.000%	06/15/2015	1,323,855	1,328,293
FHLMC	5.000%	11/15/2016	3,500,000	3,580,763
FHLMC	5.250%	05/15/2017	1,487,647	1,527,792
FHLMC Stated Final	3.255%	12/15/2010	791,597	797,343
FNMA	5.500%	12/25/2014	1,224,357	1,269,830
FNMA	5.000%	10/25/2016	2,500,000	2,551,644
FNMA	5.500%	02/25/2017	1,983,411	2,059,108
FNMA	4.500%	09/25/2020	250,000	254,679
FNMA	4.000%	11/25/2025	59,625	59,513
FNMA[1]	3.597%	03/25/2027	1,591,393	1,483,740
				16,594,389
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $16,257,446)				16,594,389

U.S. AGENCY BONDS (65.1%)
Federal Farm Credit Bank (FFCB) (3.5%)
FFCB	3.950%	07/15/2011	1,000,000	1,030,402
FFCB	3.750%	09/29/2011	890,000	906,951
				1,937,353
Federal Home Loan Bank (FHLB) (14.7%)
FHLB	3.250%	09/25/2009	1,000,000	1,019,651
FHLB[2]	3.625%	10/02/2009	1,000,000	1,000,000
FHLB	3.650%	06/25/2010	2,000,000	2,029,218
FHLB	3.460%	04/28/2011	2,000,000	2,017,380
FHLB	4.200%	07/21/2011	1,000,000	1,018,811
FHLB	4.875%	10/19/2011	1,000,000	1,031,306
				8,116,366
Federal Home Loan Mortgage Corp (FHLMC) – Pass-Through-Agency (13.2%)
FHLMC – Gold	3.500%	02/01/2009	1,459,961	1,454,985
FHLMC – Gold	4.500%	09/01/2013	894,750	915,790
FHLMC – Gold	4.000%	04/01/2014	193,724	196,715
FHLMC – Gold	4.000%	05/01/2014	1,827,614	1,855,829
FHLMC – Gold	4.500%	06/01/2014	1,772,730	1,818,161
FHLMC – Gold	5.000%	10/01/2014	994,417	1,026,782
				7,268,262
Federal National Mortgage Association (FNMA) – Pass-Through-Agency (7.3%)
FNMA	4.500%	05/01/2014	894,279	916,171
FNMA	4.500%	07/01/2014	1,806,925	1,851,720
FNMA	5.000%	02/01/2015	1,182,581	1,223,476
				3,991,367
Federal National Mortgage Corp (FNMA) (10.9%)
FNMA	5.080%	05/14/2010	500,000	507,829
FNMA	3.250%	02/25/2011	2,000,000	2,006,950
FNMA	3.460%	02/21/2012	1,000,000	1,015,366
FNMA[2]	4.000%	06/30/2023	2,477,000	2,480,222
				6,010,367

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	91

ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Small Business Administration – Pass-Through-Agency (SBA) (15.5%)
SBA[1]	2.000%	02/25/2010	$2,988	$2,980
SBA[1]	3.000%	02/25/2010	7,402	7,381
SBA[1]	3.875%	03/25/2011	14,826	14,750
SBA[1]	1.875%	03/25/2013	56,655	56,307
SBA[1]	3.000%	10/25/2013	1,509,450	1,502,543
SBA[1]	2.000%	01/25/2014	2,644	2,651
SBA[1]	4.325%	01/25/2014	978,340	993,943
SBA[1]	6.015%	05/25/2014	220,090	227,156
SBA[1]	5.250%	06/25/2014	3,713	3,869
SBA[1]	2.375%	04/25/2016	13,748	13,403
SBA[1]	5.375%	07/25/2016	33,068	33,267
SBA	7.100%	02/01/2017	28,226	29,637
SBA[1]	2.000%	03/25/2017	12,249	12,183
SBA[1]	2.125%	07/25/2017	39,649	39,546
SBA[1]	3.125%	09/25/2017	5,988	5,972
SBA[1]	2.000%	12/25/2017	244,440	243,091
SBA[1]	2.000%	02/25/2018	13,459	13,384
SBA[1]	2.550%	05/25/2018	1,868,846	1,836,563
SBA[1]	1.750%	08/25/2018	387,269	382,604
SBA[1]	1.700%	01/25/2019	36,323	35,828
SBA[1]	2.000%	06/25/2019	84,715	84,248
SBA[1]	2.500%	06/25/2020	1,886,014	1,852,544
SBA[1]	1.500%	04/25/2021	58,599	57,552
SBA[1]	4.375%	04/25/2021	6,365	6,319
SBA[1]	3.875%	07/25/2021	10,033	10,046
SBA[1]	1.625%	10/25/2021	180,481	177,852
SBA[1]	2.500%	09/25/2022	10,199	10,010
SBA	7.125%	06/25/2024	58,340	62,490
SBA[1]	5.375%	10/25/2024	25,793	27,192
SBA[1]	1.750%	11/25/2024	82,557	81,597
SBA[1]	1.625%	01/25/2025	142,028	139,651
SBA[1]	5.625%	02/25/2025	40,828	43,048
SBA[1]	4.875%	06/25/2025	14,857	15,131
SBA[1]	4.125%	09/25/2025	29,590	29,900
SBA[1]	5.375%	10/25/2025	29,205	30,610
SBA[1]	2.450%	02/25/2030	475,330	465,735
				8,550,983
TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $35,581,670)				35,874,698

TOTAL INVESTMENTS (95.2%) (IDENTIFIED COST $51,839,116)[3]				52,469,087
TOTAL OTHER ASSETS LESS LIABILITIES (4.8%)				2,641,396
TOTAL NET ASSETS (100.0%)				$55,110,483

[1]Represents an adjustable rate security. Rate disclosed is as of December 31, 2008.
[2]Represents a step bond. Rate disclosed is the effective yield as of December 31, 2008.
[3]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

92	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR U.S. GOVERNMENT MONEY FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

U.S. AGENCY BONDS (88.2%)
Federal Farm Credit Bank (FFCB) (12.2%)
FFCB[1]	0.861%	01/02/2009	$70,000,000	$70,000,096
FFCB[1]	0.407%	07/20/2009	50,000,000	50,000,000
FFCB[1]	3.683%	07/01/2009	20,000,000	19,998,740
				139,998,836
Federal Home Loan Bank (FHLB) (30.1%)
FHLB[1]	1.095%	03/13/2009	30,000,000	29,984,085
FHLB	2.500%	01/22/2009	20,000,000	20,001,763
FHLB[1]	3.654%	01/23/2009	11,800,000	11,833,099
FHLB[1]	3.664%	01/23/2009	50,000,000	50,002,882
FHLB	2.830%	03/03/2009	25,000,000	25,000,000
FHLB	2.030%	04/23/2009	30,000,000	30,052,399
FHLB	5.125%	06/04/2009	30,000,000	30,465,144
FHLB	5.250%	06/12/2009	25,000,000	25,535,526
FHLB	3.000%	06/30/2009	10,000,000	10,122,750
FHLB	3.875%	07/24/2009	20,000,000	20,377,103
FHLB	2.560%	08/04/2009	25,000,000	25,241,762
FHLB	5.000%	09/18/2009	25,000,000	25,443,997
FHLB	2.800%	09/24/2009	18,000,000	18,036,319
FHLB[3]	3.625%	10/02/2009	25,000,000	25,000,000
				347,096,829
Federal Home Loan Bank (FHLB) – Discount Note (9.5%)
FHLB[2]	2.551%	01/02/2009	30,000,000	29,997,900
FHLB[2]	2.807%	01/09/2009	30,000,000	29,981,533
FHLB[2]	2.838%	02/10/2009	30,000,000	29,906,667
FHLB[2]	1.817%	05/22/2009	20,000,000	19,859,000
				109,745,100
Federal Home Loan Mortgage Corp (FHLMC) (11.1%)
FHLMC[1]	1.784%	04/07/2009	30,000,000	30,001,865
FHLMC	3.375%	04/15/2009	17,125,000	17,146,045
FHLMC	3.200%	07/03/2009	25,000,000	25,000,000
FHLMC	4.125%	09/01/2009	10,000,000	10,215,616
FHLMC[1]	0.514%	10/19/2009	30,000,000	29,936,361
FHLMC	2.680%	11/16/2009	15,000,000	15,223,300
				127,523,187
Federal Home Loan Mortgage Corp (FHLMC) – Discount Note (12.3%)
FHLMC[2]	2.850%	01/20/2009	30,000,000	29,955,508
FHLMC[2]	2.706%	02/02/2009	32,544,000	32,466,762
FHLMC[2]	2.810%	02/17/2009	25,000,000	24,909,590
FHLMC[2]	2.709%	02/23/2009	25,000,000	24,901,729
FHLMC[2]	2.178%	03/20/2009	30,000,000	29,859,600
				142,093,189
Federal National Mortgage Association (FNMA) – Discount Note (6.0%)
FNMA[2]	2.682%	04/01/2009	25,000,000	24,834,375
FNMA[2]	1.004%	04/13/2009	20,000,000	19,943,334
FNMA[2]	1.308%	05/04/2009	25,000,000	24,888,958
				69,666,667
Federal National Mortgage Corp (FNMA) (7.0%)
FNMA	5.250%	01/15/2009	55,000,000	55,055,974
FNMA	4.250%	05/15/2009	25,000,000	25,096,831
				80,152,805
TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $1,016,276,613)				1,016,276,613

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	93

ACCESSOR U.S. GOVERNMENT MONEY FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

SHORT-TERM INVESTMENT (10.4%)
SOUTH STREET REPURCHASE AGREEMENT
DATED 12/31/2008 (Repurchase value $120,000,800
by U.S. Government Agencies securities)[4]	0.120%	01/02/2009	$120,000,000	$120,000,000

TOTAL SHORT-TERM INVESTMENT (IDENTIFIED COST $120,000,000)				120,000,000

TOTAL INVESTMENTS (98.6%) (IDENTIFIED COST $1,136,276,613)[5]				1,136,276,613
TOTAL OTHER ASSETS LESS LIABILITIES (1.4%)				15,956,620
TOTAL NET ASSETS (100.0%)				$1,152,233,233

[1]Represents an adjustable rate security. Rate disclosed is as of December 31, 2008.
[2]Rate shown represents the bond equivalent yield to maturity at date of purchase.
[3]Represents a step bond. Rate disclosed is the effective yield as of December 31, 2008.
[4]See Note 2 for collateral information.
[5]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

94	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INCOME ALLOCATION FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	ALLOCATION	SHARES	VALUE

INVESTMENT COMPANIES (99.6%)
Forward Funds – Advisor Class Shares (99.6%)
Accessor High Yield Bond	19.4%	415,451	$3,095,113
Accessor Intermediate Fixed-Income	30.2%	483,253	4,827,696
Accessor Mortgage Securities	27.0%	357,798	4,307,889
Accessor Short-Intermediate Fixed-Income	18.8%	318,952	3,010,906
Accessor U.S. Government Money	4.2%	665,619	665,619
			15,907,223
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $18,638,336)			15,907,223

TOTAL INVESTMENTS (99.6%) (IDENTIFIED COST $18,638,336)[1]			15,907,223
TOTAL OTHER ASSETS LESS LIABILITIES (0.4%)			62,820
TOTAL NET ASSETS (100.0%)			$15,970,043

[1]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	95

ACCESSOR INCOME & GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	ALLOCATION	SHARES	VALUE

INVESTMENT COMPANIES (96.1%)
Forward Funds – Advisor Class Shares (96.1%)
Accessor Growth	6.9%	142,628	$2,568,739
Accessor High Yield Bond	11.2%	559,251	4,166,421
Accessor Intermediate Fixed-Income	18.0%	671,019	6,703,477
Accessor International Equity	6.7%	229,232	2,496,334
Accessor Mortgage Securities	17.0%	525,841	6,331,124
Accessor Short-Intermediate Fixed-Income	12.8%	503,589	4,753,879
Accessor Small to Mid Cap	4.2%	83,962	1,546,571
Accessor Strategic Alternatives	10.3%	370,670	3,806,784
Accessor U.S. Government Money	2.2%	825,265	825,265
Accessor Value	6.8%	176,590	2,509,339
			35,707,933
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $43,157,899)			35,707,933

TOTAL INVESTMENTS (96.1%) (IDENTIFIED COST $43,157,899)[1]			35,707,933
TOTAL OTHER ASSETS LESS LIABILITIES (3.9%)			1,454,535
TOTAL NET ASSETS (100.0%)			$37,162,468

[1]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

96	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	ALLOCATION	SHARES	VALUE

INVESTMENT COMPANIES (99.0%)
Forward Funds – Advisor Class Shares (99.0%)
Accessor Growth	11.4%	602,790	$10,856,242
Accessor High Yield Bond	8.2%	1,051,472	7,833,468
Accessor Intermediate Fixed-Income	13.0%	1,241,403	12,401,614
Accessor International Equity	12.6%	1,104,054	12,023,153
Accessor Mortgage Securities	12.4%	978,951	11,786,567
Accessor Short-Intermediate Fixed-Income	10.2%	1,032,519	9,746,976
Accessor Small to Mid Cap	7.8%	401,963	7,404,152
Accessor Strategic Alternatives	9.8%	913,647	9,383,156
Accessor U.S. Government Money	1.9%	1,855,910	1,855,910
Accessor Value	11.7%	784,059	11,141,474
			94,432,712
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $118,343,133)			94,432,712

TOTAL INVESTMENTS (99.0%) (IDENTIFIED COST $118,343,133)[1]			94,432,712
TOTAL OTHER ASSETS LESS LIABILITIES (1.0%)			966,986
TOTAL NET ASSETS (100.0%)			$95,399,698

[1]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	97

ACCESSOR GROWTH & INCOME ALLOCATION FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	ALLOCATION	SHARES	VALUE

INVESTMENT COMPANIES (99.2%)
Forward Funds – Advisor Class Shares (99.2%)
Accessor Growth	14.2%	819,087	$14,751,764
Accessor High Yield Bond	6.6%	910,573	6,783,766
Accessor Intermediate Fixed-Income	10.9%	1,130,780	11,296,489
Accessor International Equity	15.1%	1,434,176	15,618,177
Accessor Mortgage Securities	10.0%	862,113	10,379,842
Accessor Short-Intermediate Fixed-Income	8.1%	889,886	8,400,522
Accessor Small to Mid Cap	9.8%	551,454	10,157,787
Accessor Strategic Alternatives	9.8%	987,329	10,139,870
Accessor Value	14.7%	1,069,289	15,194,593
			102,722,810
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $130,799,522)			102,722,810

TOTAL INVESTMENTS (99.2%) (IDENTIFIED COST $130,799,522)[1]			102,722,810
TOTAL OTHER ASSETS LESS LIABILITIES (0.8%)			850,738
TOTAL NET ASSETS (100.0%)			$103,573,548

[1]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

98	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2008

DESCRIPTION	ALLOCATION	SHARES	VALUE

INVESTMENT COMPANIES (100.2%)
Forward Funds – Advisor Class Shares (100.2%)
Accessor Growth	19.4%	1,036,486	$18,667,115
Accessor High Yield Bond	3.2%	415,975	3,099,014
Accessor Intermediate Fixed-Income	6.1%	589,968	5,893,781
Accessor International Equity	20.3%	1,793,643	19,532,772
Accessor Mortgage Securities	5.1%	407,654	4,908,154
Accessor Short-Intermediate Fixed-Income	4.6%	470,944	4,445,710
Accessor Small to Mid Cap	12.6%	659,024	12,139,229
Accessor Strategic Alternatives	9.8%	923,729	9,486,700
Accessor Value	19.1%	1,297,786	18,441,540
			96,614,015
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $126,171,862)			96,614,015

TOTAL INVESTMENTS (100.2%) (IDENTIFIED COST $126,171,862)[1]			96,614,015
TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)			(184,899)
TOTAL NET ASSETS (100.0%)			$96,429,116

[1]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	99

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008
DESCRIPTION	ALLOCATION	SHARES	VALUE
INVESTMENT COMPANIES (99.4%)
Forward Funds – Advisor Class Shares (99.4%)
Accessor Growth	23.4%	595,460	$10,724,244
Accessor International Equity	25.1%	1,057,977	11,521,372
Accessor Small to Mid Cap	16.6%	413,804	7,622,267
Accessor Strategic Alternatives	10.3%	460,607	4,730,433
Accessor U.S. Government Money	0.0%	34	34
Accessor Value	24.0%	773,191	10,987,047
			45,585,397
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $62,423,352)			45,585,397

TOTAL INVESTMENTS (99.4%) (IDENTIFIED COST $62,423,352)[1]			45,585,397
TOTAL OTHER ASSETS LESS LIABILITIES (0.6%)			278,138
TOTAL NET ASSETS (100.0%)			$45,863,535

[1]See Note 6 for important tax information.

Please see “Notes to Financial Statements” for further information.

100	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF ASSET AND LIABILITIES AS OF DECEMBER 31, 2008
	ACCESSOR GROWTH	ACCESSOR VALUE	ACCESSOR SMALL TO MID CAP
Assets:
Investments, at value (Note 2)*	$79,497,670	$74,325,528	$142,224,745
Cash	145,121	548,496	1,006,205
Receivable for investments sold	3,016,576	7,268,214	379,395
Receivable for capital shares sold	205,045	392,134	363,657
Dividends and interest receivable	101,797	205,244	237,490
Prepaid expenses and other assets	13,755	13,593	15,256
TOTAL ASSETS	82,979,964	82,753,209	144,226,748
Liabilities:
Payable for investments securities purchased	—	2,942,769	—
Payable for capital shares repurchased	43,557	74,848	49,369
Payable due to investment advisor (Note 3)	30,858	29,353	69,102
Money managers fee payable (Note 3)	33,152	15,406	46,068
Payable for 12b-1 & administrative services fees (Note 3)	4,213	3,760	10,438
Payable due to administrator (Note 3)	3,429	3,261	5,758
Compliance (Note 3)	1,081	1,000	1,804
Accrued expenses and other liabilities	45,389	44,408	75,658
TOTAL LIABILITIES	161,679	3,114,805	258,197
NET ASSETS	$82,818,285	$79,638,404	$143,968,551
Net Assets Consist of:
Paid-in capital	$132,238,598	$128,842,992	$223,938,753
Net unrealized appreciation (depreciation) of investments	(16,410,123)	(21,675,241)	(49,658,650)
Undistributed (distributions in excess of) net investment income (loss)	—	5,950	415,397
Accumulated net realized gain (loss) on investments	(33,010,190)	(27,535,297)	(30,726,949)
NET ASSETS	$82,818,285	$79,638,404	$143,968,551
Advisor Class**
Net assets	$80,616,948	$78,170,838	$138,262,509
Outstanding shares	4,477,335	5,502,523	7,507,394
Net asset value, offering & redemption price per share	$18.01	$14.21	$18.42
Investor Class**
Net assets	$811,506	$795,198	$1,744,068
Outstanding shares	46,166	55,887	99,212
Net asset value, offering & redemption price per share	$17.58	$14.23	$17.58
C Class**
Net assets	$866,084	$581,319	$698,772
Outstanding shares	50,017	40,976	40,117
Net asset value & offering price per share[1]	$17.32	$14.19	$17.42
A Class**
Net assets	$523,747	$91,049	$3,263,202
Outstanding shares	29,330	6,409	180,257
Net asset value & redemption price per share	$17.86	$14.21	$18.10
Public offering price per share	$18.95	$15.08	$19.20
*Investments, at cost (Note 6)	$95,907,793	$96,000,769	$191,883,395

**The par value at each class of shares for each Fund is $0.001. Forward Funds is authorized to issue 15 billion shares of common stock.
[1]The redemption price per shares excludes the applicable contingent deferred sales charges.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	101

STATEMENTS OF ASSET AND LIABILITIES AS OF DECEMBER 31, 2008
	ACCESSOR INTERNATIONAL EQUITY	ACCESSOR TOTAL RETURN	ACCESSOR STRATEGIC ALTERNATIVES
Assets:
Investments, at value (Note 2)*	$100,414,047	$25,565,228	$95,833,544
Cash	1,460,290	274,753	6,494,532
Foreign Currency	17,839	—	—
Receivable for capital shares sold	752,191	—	50,517
Dividend tax reclaim	152,265	1,076	—
Dividends and interest receivable	148,825	51,131	166,756
Receivable for investments sold	147,954	5,472,426	—
Prepaid expenses and other assets	21,081	763	4,955
TOTAL ASSETS	103,114,492	31,365,377	102,550,304
Liabilities:
Payable for capital shares repurchased	92,664	126,881	108,546
Payable for investments securities purchased	106,161	—	—
Payable due to investment advisor (Note 3)	45,681	3,059	60,427
Money managers fee payable (Note 3)	37,376	12,744	—
Payable for 12b-1 & administrative services fees (Note 3)	6,196	—	—
Payable due to administrator (Note 3)	4,153	1,274	4,316
Dividend Withholding	2,931	—	—
Compliance (Note 3)	1,296	402	1,338
Accrued expenses and other liabilities	104,209	39,032	48,594
TOTAL LIABILITIES	400,667	183,392	223,221
NET ASSETS	$102,713,825	$31,181,985	$102,327,083
Net Assets Consist of:
Paid-in capital	$198,177,129	$58,769,312	$121,307,822
Net unrealized appreciation (depreciation) of investments	(1,957,781)	(3,261,295)	(18,113,882)
Net unrealized depreciation on foreign currencies	(11,325)	—	—
Undistributed (distributions in excess of) net investment income (loss)	4,300,196	20,394	—
Accumulated net realized gain (loss) on investments, futures contracts, options and foreign currencies	(97,794,394)	(24,346,426)	(866,857)
NET ASSETS	$102,713,825	$31,181,985	$102,327,083
Total Return**
Net assets	N/A	$31,181,985	N/A
Outstanding shares	N/A	5,782,045	N/A
Net asset value, offering & redemption price per share	N/A	$5.39	N/A
Advisor Class**
Net assets	$94,962,684	N/A	$102,327,083
Outstanding shares	8,718,051	N/A	9,967,270
Net asset value, offering & redemption price per share	$10.89	N/A	$10.27
Investor Class**
Net assets	$1,844,587	N/A	N/A
Outstanding shares	176,317	N/A	N/A
Net asset value, offering & redemption price per share	$10.46	N/A	N/A
C Class**
Net assets	$1,111,353	N/A	N/A
Outstanding shares	106,771	N/A	N/A
Net asset value & offering price per share[1]	$10.41	N/A	N/A
A Class**
Net assets	$4,795,201	N/A	N/A
Outstanding shares	444,992	N/A	N/A
Net asset value & redemption price per share	$10.78	N/A	N/A
Public offering price per share	$11.43	N/A	N/A
*Investments, at cost (Note 6)	$102,371,828	$28,826,523	$113,947,426

** The par value at each class of shares for each Fund is $0.001. Forward Funds is authorized to issue 15 billion shares of common stock.
[1]The redemption price per shares excludes the applicable contingent deferred sales charges.

Please see “Notes to Financial Statements” for further information.

102	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF ASSET AND LIABILITIES AS OF DECEMBER 31, 2008
	ACCESSOR HIGH YIELD BOND	ACCESSOR INTERMEDIATE FIXED-INCOME	ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME
Assets:
Investments, at value (Note 2) *	$47,705,812	$72,325,928	$37,789,518
Cash	3,377,161	3,066,081	2,091,325
Cash at broker	—	56,843	18,000
Receivable for investments sold and TBA sale commitments	—	—	—
TBA purchase commitments, at value (cost payable $0,
$20,397,714 and $18,364,938, respectively)	—	20,569,526	18,505,624
Dividends and interest receivable	1,237,823	561,074	416,198
Receivable for investments sold	—	28,504,589	12,919,283
Receivable for capital shares sold	109,666	8,484	15,286
Prepaid expenses and other assets	9,866	13,876	12,646
TOTAL ASSETS	52,440,328	125,106,401	71,767,880
Liabilities:
Payable for investments securities purchased and TBA purchase commitments	—	39,828,028	18,688,067
TBA sale commitments, at value (proceeds receivable $0, $18,471,234 and $12,856,670, respectively)	—	18,641,627	12,915,000
Payable for capital shares repurchased	28,378	751,429	543,247
Payable due to investment advisor (Note 3)	14,892	18,309	11,205
Money managers fee payable (Note 3)	10,342	13,871	8,489
Payable due to administrator (Note 3)	2,069	2,774	1,698
Payable for 12b-1 & administrative services fees (Note 3)	1,035	1,889	631
Compliance (Note 3)	692	859	570
Variation margin	—	37,650	—
Accrued expenses and other liabilities	40,660	49,840	42,628
TOTAL LIABILITIES	98,068	59,346,276	32,211,535
NET ASSETS	$52,342,260	$65,760,125	$39,556,345
Net Assets Consist of:
Paid-in capital	$78,209,330	$77,525,963	$56,830,878
Net unrealized appreciation (depreciation) of investments	(9,476,485)	(11,880,032)	(12,512,277)
Net unrealized appreciation on futures contracts	—	574,444	—
Undistributed (distributions in excess of) net investment income (loss)	—	(39,000)	(45,791)
Accumulated net realized gain (loss) on investments, futures contracts, options and foreign currencies	(16,390,585)	(421,250)	(4,716,465)
NET ASSETS	$52,342,260	$65,760,125	$39,556,345
Advisor Class**
Net assets	$50,901,529	$63,900,428	$38,846,264
Outstanding shares	6,835,985	6,397,886	4,113,170
Net asset value, offering & redemption price per share	$7.45	$9.99	$9.44
Investor Class**
Net assets	$485,594	$1,260,182	$164,519
Outstanding shares	65,137	126,202	17,420
Net asset value, offering & redemption price per share	$7.45	$9.99	$9.44
C Class**
Net assets	$622,712	$599,515	$527,866
Outstanding shares	83,741	60,023	55,969
Net asset value & offering price per share[1]	$7.44	$9.99	$9.43
A Class**
Net assets	$332,425	N/A	$17,696
Outstanding shares	44,662	N/A	1,876
Net asset value & redemption price per share	$7.44	N/A	$9.43
Public offering price per share	$7.81	N/A	$9.90
*Investments, at cost (Note 6)	$57,182,297	$84,207,379	$50,384,151

**The par value at each class of shares for each Fund is $0.001. Forward Funds is authorized to issue 15 billion shares of common stock.
[1]The redemption price per shares excludes the applicable contingent deferred sales charges.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	103

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ACCESSOR MORTGAGE SECURITIES	ACCESSOR LIMITED DURATION U.S. GOVERNMENT	ACCESSOR U.S. GOVERNMENT MONEY
Assets:
Investments, at value (Note 2)	$62,904,230	$52,469,087	$1,016,276,613
Repurchase agreements, at value	—	—	120,000,000
TOTAL INVESTMENTS*	62,904,230	52,469,087	1,136,276,613
Cash	3,956,312	2,629,119	11,242,980
Cash collateral held by broker	65,000	—	—
Receivable for investments sold and TBA sale commitments	55,013,980	—	—
TBA purchase commitments, at value (cost payable $29,049,540, $0 and $0, respectively)	29,384,721	—	—
Dividends and interest receivable	304,243	273,566	5,446,188
Variation margin receivable	32,188	—	—
Receivable for investments sold	48,538	198,934	—
Receivable for capital shares sold	5,138	—	1,158,981
Prepaid expenses and other assets	11,413	1,271	45,591
TOTAL ASSETS	151,725,763	55,571,977	1,154,170,353
Liabilities:
Distribution payable	—	—	1,494,080
Payable for investments securities purchased and TBA purchase commitments	58,239,230	—	—
TBA sale commitments, at value (proceeds receivable $25,739,219, $0 and $0, respectively)	25,908,598	—	—
Payable for capital shares repurchased	391,240	402,780	115,033
Variation margin payable	88,172	—	—
Payable due to investment advisor (Note 3)	20,515	5,664	75,567
Money managers fee payable (Note 3)	14,247	13,917	—
Payable due to administrator (Note 3)	2,849	2,360	47,230
Payable for 12b-1 & administrative services fees (Note 3)	1,393	—	8,351
Compliance (Note 3)	888	738	13,589
Payable for shareholder services (Note 3)	—	—	87,827
Accrued expenses and other liabilities	61,819	36,035	95,443
TOTAL LIABILITIES	84,728,951	461,494	1,937,120
NET ASSETS	$66,996,812	$55,110,483	$1,152,233,233
Net Assets Consist of:
Paid-in capital	$73,857,139	$54,454,172	$1,152,115,056
Net unrealized appreciation (depreciation) of investments	(1,448,724)	629,971	—
Net unrealized appreciation on futures contracts	38,203	—	—
Distributions in excess of net investment income	—	—	—
Accumulated net realized gain (loss) on investments, futures contracts, options, and foreign currencies	(5,449,806)	26,340	118,177
NET ASSETS	$66,996,812	$55,110,483	$1,152,233,233
Limited Duration U.S. Government**
Net assets	N/A	$55,110,483	N/A
Outstanding shares	N/A	4,533,892	N/A
Net asset value, offering & redemption price per share	N/A	$12.16	N/A
Advisor Class**
Net assets	$65,418,961	N/A	$392,598,736
Outstanding shares	5,432,967	N/A	392,544,044
Net asset value, offering & redemption price per share	$12.04	N/A	$1.00
Investor Class**
Net assets	$953,964	N/A	$10,697,304
Outstanding shares	79,260	N/A	10,695,538
Net asset value, offering & redemption price per share	$12.04	N/A	$1.00
C Class**
Net assets	$623,887	N/A	$1,936,746
Outstanding shares	51,741	N/A	1,936,621
Net asset value & offering price per share[1]	$12.06	N/A	$1.00
A Class**
Net assets	N/A	N/A	$708,000
Outstanding shares	N/A	N/A	707,913
Net asset value & redemption price per share	N/A	N/A	$1.00
Institutional Class**
Net assets	N/A	N/A	$746,292,447
Outstanding shares	N/A	N/A	746,231,961
Net asset value, offering & redemption price per share	N/A	N/A	$1.00
*Investments, at cost (Note 6)	$64,518,756	$51,839,116	$1,136,276,613
**The par value at each class of shares for each Fund is $0.001. Forward Funds is authorized to issue 15 billion shares of common stock.
[1]The redemption price per shares excludes the applicable contingent deferred sales charges.

Please see “Notes to Financial Statements” for further information.

104	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ACCESSOR INCOME ALLOCATION	ACCESSOR INCOME & GROWTH ALLOCATION	ACCESSOR BALANCED ALLOCATION
Assets:
Investments in affiliates, at value (Note 2) *	$15,907,223	$35,707,933	$94,432,712
Cash	85,365	794,660	1,023,914
Receivable for capital shares sold	5,342	713,866	159,680
Dividends and interest receivable	832	1,237	2,986
Prepaid expenses and other assets	13,352	13,693	17,459
TOTAL ASSETS	16,012,114	37,231,389	95,636,751
Liabilities:
Payable for capital shares repurchased	22,472	41,171	186,696
Payable for 12b-1 & administrative services fees (Note 3)	3,456	8,609	23,288
Payable due to investment advisor (Note 3)	1,341	3,039	7,914
Compliance (Note 3)	212	478	1,246
Payable due to administrator (Note 3)	75	304	791
Accrued expenses and other liabilities	14,515	15,320	17,118
TOTAL LIABILITIES	42,071	68,921	237,053
NET ASSETS	$15,970,043	$37,162,468	$95,399,698
Net Assets Consist of:
Paid-in capital	$19,132,876	$44,716,535	$119,837,904
Net unrealized appreciation (depreciation) of investments	(2,731,113)	(7,449,966)	(23,910,421)
Under (over) distributed net investment income	647	5,809	—
Accumulated net realized gain (loss) on investments	(432,367)	(109,910)	(527,785)
NET ASSETS	$15,970,043	$37,162,468	$95,399,698
Advisor Class**
Net assets	$10,463,918	$24,869,272	$52,881,421
Outstanding shares	819,220	1,971,749	4,238,596
Net asset value, offering & redemption price per share	$12.77	$12.61	$12.48
Investor Class**
Net assets	$2,034,547	$3,445,330	$10,242,631
Outstanding shares	159,403	273,340	821,563
Net asset value, offering & redemption price per share	$12.76	$12.60	$12.47
C Class**
Net assets	$2,474,314	$6,258,164	$12,770,132
Outstanding shares	194,170	498,047	1,026,008
Net asset value & offering price per share[1]	$12.74	$12.57	$12.45
A Class**
Net assets	$997,264	$2,589,702	$19,505,514
Outstanding shares	78,096	205,574	1,565,413
Net asset value & redemption price per share	$12.77	$12.60	$12.46
Public offering price per share	$13.41	$13.37	$13.22

*Investments, at cost (Note 6)	$18,638,336	$43,157,899	$118,343,133

**The par value at each class of shares for each Fund is $0.001. Forward Funds is authorized to issue 15 billion shares of common stock.
[1]The redemption price per shares excludes the applicable contingent deferred sales charges.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	105

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ACCESSOR GROWTH & INCOME ALLOCATION	ACCESSOR GROWTH ALLOCATION	ACCESSOR AGGRESSIVE GROWTH ALLOCATION
Assets:
Investments in affiliates, at value (Note 2)*	$102,722,810	$96,614,015	$45,585,397
Cash	944,863	485,607	195,182
Receivable for capital shares sold	161,289	95,139	110,685
Dividends and interest receivable	553	—	—
Prepaid expenses and other assets	19,396	17,276	17,455
TOTAL ASSETS	103,848,911	97,212,037	45,908,719
Liabilities:
Payable for capital shares repurchased	198,831	716,613	12,674
Payable for 12b-1 & administrative services fees (Note 3)	48,379	38,393	12,366
Payable due to investment advisor (Note 3)	8,597	8,003	3,753
Compliance (Note 3)	1,356	1,256	587
Payable due to administrator (Note 3)	860	800	375
Payable to ReFlow (Note 2)	—	708	—
Accrued expenses and other liabilities	17,340	17,148	15,429
TOTAL LIABILITIES	275,363	782,921	45,184
NET ASSETS	$103,573,548	$96,429,116	$45,863,535
Net Assets Consist of:
Paid-in capital	$132,820,489	$126,558,299	$62,890,790
Net unrealized appreciation (depreciation) of investments	(28,076,712)	(29,557,847)	(16,837,955)
Under (over) distributed net investment income	2	2	2,443
Accumulated net realized gain (loss) on investments	(1,170,231)	(571,338)	(191,743)
NET ASSETS	$103,573,548	$96,429,116	$45,863,535
Advisor Class**
Net assets	$40,382,253	$39,210,124	$25,412,056
Outstanding shares	3,374,686	3,376,157	2,269,034
Net asset value, offering & redemption price per share	$11.97	$11.61	$11.20
Investor Class**
Net assets	$11,048,610	$12,597,421	$6,920,334
Outstanding shares	924,532	1,085,438	632,941
Net asset value, offering & redemption price per share	$11.95	$11.61	$10.93
C Class**
Net assets	$31,953,132	$26,813,850	$5,944,430
Outstanding shares	2,681,857	2,321,591	551,537
Net asset value & offering price per share[1]	$11.91	$11.55	$10.78
A Class**
Net assets	$20,189,553	$17,807,721	$7,586,715
Outstanding shares	1,691,986	1,534,115	684,183
Net asset value & redemption price per share	$11.93	$11.61	$11.09
Public offering price per share	$12.66	$12.32	$11.77

*Investments, at cost (Note 6)	$130,799,522	$126,171,862	$62,423,352

**The par value at each class of shares for each Fund is $0.001. Forward Funds is authorized to issue 15 billion shares of common stock.
[1]The redemption price per shares excludes the applicable contingent deferred sales charges.

Please see “Notes to Financial Statements” for further information.

106	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF OPERATIONS AS OF DECEMBER 31, 2008

	ACCESSOR GROWTH	ACCESSOR VALUE	ACCESSOR SMALL TO MID CAP	ACCESSOR INTERNATIONAL EQUITY
Investment Income:
Dividends (net of foreign withholding taxes of $6,455 for Small to Mid Cap Fund and $758,452 for International Equity Fund)	$1,527,465	$3,143,561	$3,371,684	$6,786,535
Interest	30,127	23,243	52,648	17,986
TOTAL INVESTMENT INCOME	1,557,592	3,166,804	3,424,332	6,804,521

Expenses:
Management fees (Note 3)	547,266	495,988	1,268,722	1,003,185
Money managers fees (Note 3)	320,045	264,862	845,815	567,617
Distribution fees – Investor Class	(3,836)	3,671	8,165	9,949
Distribution fees – C Class	22,398	16,326	15,128	33,107
Distribution fees – A Class	2,107	537	16,077	30,918
Investor Class Only (Note 2 and 3):
Administrative services fees	3,642	3,671	8,165	9,949
Compliance fees (Note 3)	1,171	1,058	1,889	1,393
Transfer agent & administration fees (Note 3)	188,663	171,487	328,231	284,308
Fund accounting fees	60,807	55,110	105,727	91,199
Registration fees	36,023	35,791	44,623	53,883
Audit fees	29,160	29,976	33,054	45,828
Legal fees	17,596	8,493	18,132	16,844
Printing/postage expense	15,661	9,118	41,617	17,986
Custodian fees	14,200	13,965	107,630	165,885
Directors fees	3,376	3,038	6,076	5,256
Dividend expense	—	—	385,806	—
Interest expense	—	—	24,790	—
Other expenses	10,042	22,352	2,030	18,332
GROSS EXPENSES	1,268,321	1,135,443	3,261,677	2,355,639
NET EXPENSES	1,268,321	1,135,443	3,261,677	2,355,639
NET INVESTMENT INCOME (LOSS)	289,271	2,031,361	162,655	4,448,882

Realized and Unrealized Gains (Losses):
Net realized gain (loss) on:
Investments	(23,708,308)	(25,617,477)	(36,244,985)	(97,714,944)
Securities sold short	—	—	4,996,162	—
Futures contracts	—	—	880,026	—
Foreign exchange currency	—	—	—	73,194
Change in unrealized appreciation (depreciation) of investments	(25,075,007)	(28,460,785)	(69,838,709)	(26,209,806)
Change in unrealized appreciation (depreciation) on futures contracts	—	—	(16,380)	—
Change in unrealized appreciation (depreciation) of foreign currency	—	—	—	42,875
NET REALIZED AND UNREALIZED GAINS (LOSSES)	(48,783,315)	(54,078,262)	(100,223,886)	(123,808,681)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(48,494,044)	$(52,046,901)	$(100,061,231)	$(119,359,799)

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	107

STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2008

	ACCESSOR TOTAL RETURN	ACCESSOR STRATEGIC ALTERNATIVES*	ACCESSOR HIGH YIELD BOND	ACCESSOR INTERMEDIATE FIXED-INCOME
Investment Income:
Dividends (net of foreign withholding taxes of $4,040 for Total Return Fund)	$1,126,681	$1,691,133	$—	$—
Interest	122,579	649,924	6,083,479	4,793,101
TOTAL INVESTMENT INCOME	1,249,260	2,341,057	6,083,479	4,793,101

Expenses:
Money managers fees (Note 3)	235,843	—	167,002	158,173
Management fees (Note 3)	56,602	634,492	240,483	248,438
Distribution fees – Investor Class	—	—	2,452	7,398
Distribution fees – C Class	—	—	9,924	7,216
Distribution fees – A Class	—	—	2,614	N/A
Investor Class Only (Note 2 and 3):
Administrative services fees	—	—	2,452	7,398
Compliance fees (Note 3)	246	1,534	779	948
Transfer agent & administration fees (Note 3)	40,281	132,899	90,168	101,812
Audit fees	26,715	32,791	29,457	33,077
Custodian fees	25,674	8,716	8,616	15,606
Fund accounting fees	23,584	45,321	33,401	37,642
Legal fees	4,801	55,570	4,410	6,403
Registration fees	3,115	15,728	39,328	29,515
Printing/postage expense	3,079	12,028	7,396	6,698
Directors fees	1,019	2,393	1,882	1,954
Other expenses	(784)	2,863	20,439	23,231
TOTAL EXPENSES	420,175	944,335	660,803	685,509
NET INVESTMENT INCOME (LOSS)	829,085	1,396,722	5,422,676	4,107,592

Realized and Unrealized Gains (Losses):
Net realized gain (loss) on:
Investments	(23,412,690)	(922,670)	(12,953,473)	(181,575)
Written options	—	—	—	16,821
Futures contracts	—	—	—	462,370
Change in unrealized appreciation (depreciation) of investments and purchased options	(2,876,328)	(18,113,882)	(7,908,646)	(7,563,924)
Change in unrealized appreciation (depreciation) of futures contracts	—	—	—	574,444
NET REALIZED AND UNREALIZED GAINS (LOSSES)	(26,289,018)	(19,036,552)	(20,862,119)	(6,691,864)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(25,459,933)	$(17,639,830)	$(15,439,443)	$(2,584,272)

*Commenced operations on January 29, 2008.

Please see “Notes to Financial Statements” for further information.

108	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME	ACCESSOR MORTGAGE SECURITIES	ACCESSOR LIMITED DURATION U.S. GOVERNMENT	ACCESSOR U.S. GOVERNMENT MONEY
Investment Income:
Interest	$3,396,814	$4,022,680	$2,529,275	$33,704,402
TOTAL INVESTMENT INCOME	3,396,814	4,022,680	2,529,275	33,704,402

Expenses:
Management fees (Note 3)	176,950	271,566	73,750	963,659
Money managers fees (Note 3)	110,807	189,275	178,843	—
Distribution fees – Investor Class	718	3,075	—	25,068
Distribution fees – C Class	8,223	7,929	—	17,363
Distribution fees – A Class	208	—	—	2,046
Investor Class Only (Note 2 and 3):
Administrative services fees	718	3,075	—	25,068
Shareholder services fees*
Shareholder services fees – Advisor Class	—	—	—	1,540,335
Shareholder services fees – Investor Class	—	—	—	25,068
Shareholder services fees – C Class	—	—	—	4,341
Shareholder services fees – A Class	—	—	—	2,046
Compliance fees (Note 3)	639	1,014	798	15,441
Transfer agent & administration fees (Note 3)	72,382	103,028	52,515	662,163
Registration fees	33,493	28,047	4,270	186,743
Audit fees	32,277	44,749	29,121	77,298
Fund accounting fees	26,811	37,818	30,730	602,537
Custodian fees	7,941	18,400	7,129	56,567
Legal fees	4,707	5,577	6,486	76,139
Printing/postage expense	4,497	7,614	4,478	84,221
Directors fees	1,511	2,001	1,574	32,487
Other expenses	18,657	28,950	12,523	156,810
GROSS EXPENSES	500,539	752,118	402,217	4,555,400
Waiver of management fees	—	—	—	(189)
NET EXPENSES	500,539	752,118	402,217	4,555,211
NET INVESTMENT INCOME (LOSS)	2,896,275	3,270,562	2,127,058	29,149,191

Realized and Unrealized Gains (Losses):
Net realized gain (loss) on:
Investments	(1,068,008)	(1,508,367)	462,896	118,177
Written options	(146,034)	—	—	—
Futures	13,742	582,406	—	—
Change in unrealized appreciation (depreciation) of investments and purchased options	(7,771,622)	(2,062,490)	(94,986)	—
Change in unrealized appreciation (depreciation) of futures	—	76,014	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES)	(8,971,922)	(2,912,437)	367,910	118,177
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(6,075,647)	$358,125	$2,494,968	$29,267,368

*Shareholder Services fees are not charged to the Institutional Class shares in the U.S. Government Money Fund.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	109

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2008

	ACCESSOR INCOME ALLOCATION	ACCESSOR INCOME & GROWTH ALLOCATION	ACCESSOR BALANCED ALLOCATION
Investment Income:
Dividends from affiliated investment company shares	$1,018,905	$1,576,821	$3,412,158
Interest	17,411	26,618	48,062
TOTAL INVESTMENT INCOME	1,036,316	1,603,439	3,460,220

Expenses:
Management fees (Note 3)	18,596	41,181	116,769
Distribution fees – Investor Class	6,729	10,608	31,225
Distribution fees – C Class	28,192	83,514	179,209
Distribution fees – A Class	2,924	11,304	87,205
Investor Class Only (Note 2 and 3):
Administrative services fees	6,729	10,608	31,225
Compliance fees (Note 3)	243	526	1,384
Registration fees	40,463	40,608	50,030
Audit fees	16,066	16,117	16,763
Printing/postage expense	2,177	4,709	13,099
Custodian fees	1,846	2,213	2,343
Fund accounting fees	1,799	4,115	11,673
Legal fees	1,202	2,747	7,629
Transfer agent & administration fees (Note 3)	937	2,266	6,221
Directors fees	494	1,065	3,160
Other expense	1,344	2,031	4,815
TOTAL EXPENSES	129,741	233,612	562,750
NET INVESTMENT INCOME (LOSS)	906,575	1,369,827	2,897,470

Realized and Unrealized Gains (Losses):
Realized gain (loss) on sales of affiliated investment company shares	(179,328)	(3,195)	(638,659)
Realized gain distributions from affiliated investment company shares	—	165,723	854,034
Change in unrealized appreciation (depreciation)of affiliated investments	(2,117,508)	(10,194,986)	(36,542,158)
NET REALIZED AND UNREALIZED GAINS (LOSSES)	(2,296,836)	(10,032,458)	(36,326,783)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,390,261)	$(8,662,631)	$(33,429,313)

Please see “Notes to Financial Statements” for further information.

110	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2008

	ACCESSOR GROWTH & INCOME ALLOCATION	ACCESSOR GROWTH ALLOCATION	ACCESSOR AGGRESSIVE GROWTH ALLOCATION
Investment Income:
Dividends from affiliated investment company shares	$3,442,361	$2,005,952	$427,501
Interest	51,422	35,598	13,428
TOTAL INVESTMENT INCOME	3,493,783	2,041,550	440,929

Expenses:
Management fees (Note 3)	140,603	132,083	64,436
Distribution fees – Investor Class	34,426	40,860	24,571
Distribution fees – C Class	446,287	369,196	82,934
Distribution fees – A Class	91,045	86,332	37,517
Investor Class Only (Note 2 and 3):
Administrative services fees	34,426	40,860	24,571
Compliance fees (Note 3)	1,518	1,401	648
Registration fees	53,856	50,736	44,268
Printing/postage expense	20,025	23,444	13,081
Audit fees	16,858	16,706	16,146
Fund accounting fees	14,056	13,201	6,442
Legal fees	8,601	8,175	3,944
Transfer agent & administration fees (Note 3)	7,201	6,803	3,278
Directors fees	3,874	3,639	1,793
Custodian fees	2,095	2,418	1,973
ReFlow fees (Note 2)	—	708	—
Other expense	6,107	5,241	3,120
TOTAL EXPENSES	880,978	801,803	328,722
NET INVESTMENT INCOME (LOSS)	2,612,805	1,239,747	112,207

Realized and Unrealized Gains (Losses):
Realized gain (loss) on sales of affiliated investment company shares	(1,182,328)	(745,336)	(348,278)
Realized gain distributions from affiliated investment company shares	1,249,671	1,548,813	865,586
Change in unrealized appreciation (depreciation)of affiliated investments	(50,151,599)	(57,329,670)	(32,914,014)
NET REALIZED AND UNREALIZED GAINS (LOSSES)	(50,084,256)	(56,526,193)	(32,396,706)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(47,471,451)	$(55,286,446)	$(32,284,499)

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	111

STATEMENTS OF CHANGES IN NET ASSETS

	ACCESSOR GROWTH		ACCESSOR VALUE

	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$289,271	$465,094	$2,031,361	$1,495,053
Net realized gain (loss) on investments transactions	(23,708,308)	18,895,552	(25,617,477)	20,016,684
Change in unrealized net appreciation (depreciation) of investments	(25,075,007)	(9,555,074)	(28,460,785)	(17,534,747)
NET INCREASE (DECREASE) FROM OPERATIONS	(48,494,044)	9,805,572	(52,046,901)	3,976,990
Distributions From:
Net investment income
Advisor Class	(317,608)	(452,345)	(1,993,893)	(1,416,854)
Investor Class	(7,267)	(1,598)	(17,696)	(10,503)
C Class	—	—	(12,780)	(2,751)
A Class	(695)	(451)	(2,217)	(1,838)
Total	(325,570)	(454,394)	(2,026,586)	(1,431,946)

Net realized gain
Advisor Class	—	—	—	(3,893,810)
Investor Class	—	—	—	(55,511)
C Class	—	—	—	(110,463)
A Class	—	—	—	(6,892)
Total	—	—	—	(4,066,676)
NET DECREASE FROM DISTRIBUTIONS	(325,570)	(454,394)	(2,026,586)	(5,498,622)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	21,141,253	21,427,027	18,145,742	33,153,907
Reinvestment of distributions	66,825	85,215	350,104	1,020,292
Cost of redemptions	(59,570,262)	(47,287,971)	(32,676,833)	(18,853,669)
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS	(38,362,184)	(25,775,729)	(14,180,987)	15,320,530
TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,181,798)	(16,424,551)	(68,254,474)	13,798,898
Net Assets:
Beginning of period	170,000,083	186,424,634	147,892,878	134,093,980
End of period	$82,818,285	$170,000,083	$79,638,404	$147,892,878

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTION IN EXCESS)	$—	$13,595	$5,950	$63,107

Please see “Notes to Financial Statements” for further information.

112	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS

	ACCESSOR SMALL TO MID CAP		ACCESSOR INTERNATIONAL EQUITY

	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$162,655	$437,491	$4,448,882	$2,089,013
Net realized gain (loss) on investments transactions	(30,368,797)	26,097,718	(97,641,750)	28,287,814
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(69,855,089)	(36,393,187)	(26,166,931)	(6,380,836)
NET INCREASE (DECREASE) FROM OPERATIONS	(100,061,231)	(9,857,978)	(119,359,799)	23,995,991
Distributions From:
Net investment income
Advisor Class	—	(647,119)	(114,367)	(1,919,711)
Investor Class	—	—	(2,508)	(26,974)
C Class	—	—	—	—
A Class	—	(1,393)	(6,014)	(62,429)
Total	—	(648,512)	(122,889)	(2,009,114)

Net realized gain
Advisor Class	(975,244)	(448,801)	(7,588,239)	(17,221,297)
Investor Class	(15,268)	(7,623)	(166,429)	(471,705)
C Class	(5,615)	(5,255)	(105,285)	(547,546)
A Class	(23,620)	(9,062)	(399,020)	(841,394)
Total	(1,019,747)	(470,741)	(8,258,973)	(19,081,942)
NET DECREASE FROM DISTRIBUTIONS	(1,019,747)	(1,119,253)	(8,381,862)	(21,091,056)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	47,391,963	99,606,619	34,457,755	162,898,790
Reinvestment of distributions	313,409	384,819	2,784,071	6,750,937
Cost of redemptions	(108,409,571)	(79,559,428)	(74,263,452)	(65,172,326)
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS	(60,704,199)	20,432,010	(37,021,626)	104,477,401
TOTAL INCREASE (DECREASE) IN NET ASSETS	(161,785,177)	9,454,779	(164,763,287)	107,382,336
Net Assets:
Beginning of period	305,753,728	296,298,949	267,477,112	160,094,776
End of period	$143,968,551	$305,753,728	$102,713,825	$267,477,112

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTION IN EXCESS)	$415,397	$—	$4,300,196	$(98,957)

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	113

STATEMENTS OF CHANGES IN NET ASSETS

	ACCESSOR TOTAL RETURN		ACCESSOR STRATEGIC ALTERNATIVES

	YEAR ENDED DEC. 31, 2008	PERIOD ENDED DEC. 31, 2007*	PERIOD ENDED DEC. 31, 2008**
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$829,085	$284,694	$1,396,722
Net realized gain (loss) on investments transactions	(23,412,690)	(931,827)	(922,670)
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(2,876,328)	(384,967)	(18,113,882)
NET INCREASE (DECREASE) FROM OPERATIONS	(25,459,933)	(1,032,100)	(17,639,830)
Distributions From:
Net investment income	(837,875)	(283,655)	(1,391,852)
Total	(837,875)	(283,655)	(1,391,852)
NET DECREASE FROM DISTRIBUTIONS	(837,875)	(283,655)	(1,391,852)

Capital Share Transactions (Note 4):
Proceeds from subscriptions	23,772,119	59,599,601	139,308,853
Reinvestment of distributions	88,714	23,600	115,143
Cost of redemptions	(23,447,977)	(1,240,509)	(18,065,231)
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS	412,856	58,382,692	121,358,765
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,884,952)	57,066,937	102,327,083
Net Assets:
Beginning of period	57,066,937	—	—
End of period	$31,181,985	$57,066,937	$102,327,083

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS)	$20,394	$1,039	$—

*Commenced operations on September 10, 2007.
**Commenced operations on January 29, 2008.

Please see “Notes to Financial Statements” for further information.

114	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
	ACCESSOR HIGH YIELD BOND		ACCESSOR INTERMEDIATE FIXED-INCOME
	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
Net investment income (loss)	$5,422,676	$5,576,599	$4,107,592	$3,964,014
Net realized gain (loss) on investment transactions	(12,953,473)	(1,272,368)	297,616	992,192
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(7,908,646)	(3,274,595)	(6,989,480)	(2,622,550)
NET INCREASE (DECREASE) FROM OPERATIONS	(15,439,443)	1,029,636	(2,584,272)	2,333,656
Distributions From:
Net investment income
Advisor Class	(5,231,439)	(5,322,809)	(4,162,656)	(3,524,554)
Investor Class	(71,005)	(118,505)	(148,319)	(420,190)
C Class	(69,204)	(84,467)	(34,459)	(77,896)
A Class	(74,635)	(66,267)	N/A	(18)
Total	(5,446,283)	(5,592,048)	(4,345,434)	(4,022,658)
NET DECREASE FROM DISTRIBUTIONS	(5,446,283)	(5,592,048)	(4,345,434)	(4,022,658)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	21,988,731	40,388,966	22,530,945	56,400,568
Reinvestment of distributions	1,594,334	1,322,001	1,713,996	1,893,794
Cost of redemptions	(27,635,594)	(22,259,158)	(30,902,859)	(20,353,810)
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS	(4,052,529)	19,451,809	(6,657,918)	37,940,552
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,938,255)	14,889,397	(13,587,624)	36,251,550
Net Assets:
Beginning of period	77,280,515	62,391,118	79,347,749	43,096,199
End of period	$52,342,260	$77,280,515	$65,760,125	$79,347,749

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS)	$—	$6,446	$(39,000)	$—

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	115

STATEMENTS OF CHANGES IN NET ASSETS
	ACCESSOR SHORT-INTERMEDIATE		ACCESSOR MORTGAGE SECURITIES
	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
Net investment income (loss)	$2,896,275	$5,908,011	$3,270,562	$2,442,485
Net realized gain (loss) on investment transactions	(1,200,300)	(668,748)	(925,961)	318,552
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(7,771,622)	(2,596,307)	(1,986,476)	758,977
NET INCREASE (DECREASE) FROM OPERATIONS	(6,075,647)	2,642,956	358,125	3,520,014
Distributions From:
Net investment income
Advisor Class	(3,184,025)	(5,916,179)	(3,108,781)	(2,318,325)
Investor Class	(15,448)	(40,161)	(45,426)	(45,845)
C Class	(41,856)	(59,943)	(25,490)	(28,055)
A Class	(4,258)	(12,208)	N/A	(125)
Total	(3,245,587)	(6,028,491)	(3,179,697)	(2,392,350)
NET DECREASE FROM DISTRIBUTIONS	(3,245,587)	(6,028,491)	(3,179,697)	(2,392,350)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	3,574,618	19,598,845	29,130,908	25,540,625
Reinvestment of distributions	806,101	1,084,883	1,195,868	1,006,075
Cost of redemptions	(22,361,703)	(59,750,378)	(25,123,584)	(12,944,076)
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS	(17,980,984)	(39,066,650)	5,203,192	13,602,624
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,302,218)	(42,452,185)	2,381,620	14,730,288
Net Assets:
Beginning of period	66,858,563	109,310,748	64,615,192	49,884,904
End of period	$39,556,345	$66,858,563	$66,996,812	$64,615,192

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS)	$(45,791)	$12,671	$—	$—

Please see “Notes to Financial Statements” for further information.

116	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
	ACCESSOR LIMITED DURATION U.S. GOVT.		ACCESSOR U.S. GOVERNMENT MONEY
	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
Net investment income (loss)	$2,127,058	$2,604,458	$29,149,191	$61,374,045
Net realized gain (loss) on investment transactions	462,896	38,361	118,177	—
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(94,986)	851,724	—	—
NET INCREASE (DECREASE) FROM OPERATIONS	2,494,968	3,494,543	29,267,368	61,374,045
Distributions From:
Net investment income
Limited Duration U.S. Government Fund	(2,106,718)	(2,608,520)	N/A	N/A
U.S. Government Money Fund
Advisor Class	N/A	N/A	(15,638,986)	(58,279,369)
Investor Class	N/A	N/A	(184,820)	(419,796)
C Class	N/A	N/A	(21,517)	(51,471)
A Class	N/A	N/A	(18,172)	(39,059)
Institutional Class	N/A	N/A	(13,285,691)	(2,587,309)
Total	(2,106,718)	(2,608,520)	(29,149,186)	(61,377,004)

Net realized gain
Limited Duration U.S. Government Fund	(202,154)	—	N/A	N/A
U.S. Government Money Fund
Advisor Class	N/A	N/A	—	—
Investor Class	N/A	N/A	—	—
C Class	N/A	N/A	—	—
A Class	N/A	N/A	—	—
Institutional Class	N/A	N/A	—	—
Total	(202,154)	—	—	—
NET DECREASE FROM DISTRIBUTIONS	(2,308,872)	(2,608,520)	(29,149,186)	(61,377,004)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	20,011,045	41,078,024	3,255,658,015	3,320,035,764
Reinvestment of distributions	161,092	481,171	1,005,339	1,835,848
Cost of redemptions	(28,412,140)	(34,002,017)	(3,530,179,753)	(3,341,701,354)
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS	(8,240,003)	7,557,178	(273,516,399)	(19,829,742)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,053,907)	8,443,201	(273,398,217)	(19,832,701)
Net Assets:
Beginning of period	63,164,390	54,721,189	1,425,631,450	1,445,464,151
End of period	$55,110,483	$63,164,390	$1,152,233,233	$1,425,631,450

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS)	$—	$8,856	$—	$(327,824)

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	117

STATEMENTS OF CHANGES IN NET ASSETS

	ACCESSOR INCOME ALLOCATION		ACCESSOR INCOME & GROWTH ALLOCATION
	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
Net investment income (loss)	$906,575	$1,006,733	$1,369,827	$1,259,071
Net realized gain (loss) on sales and gain distributions of investment company shares	(179,328)	(182,309)	162,528	494,985
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(2,117,508)	(328,671)	(10,194,986)	(490,379)
NET INCREASE (DECREASE) FROM OPERATIONS	(1,390,261)	495,753	(8,662,631)	1,263,677
Distributions From:
Net investment income
Advisor Class	(607,865)	(659,807)	(991,740)	(868,240)
Investor Class	(124,319)	(170,065)	(142,888)	(181,677)
C Class	(116,503)	(146,537)	(236,502)	(321,938)
A Class	(58,483)	(36,618)	(113,968)	(110,935)
Total	(907,170)	(1,013,027)	(1,485,098)	(1,482,790)

Net realized gain
Advisor Class	—	—	(163,526)	(15,630)
Investor Class	—	—	(25,450)	(3,170)
C Class	—	—	(48,758)	(6,709)
A Class	—	—	(20,150)	(2,153)
Total	—	—	(257,884)	(27,662)
NET DECREASE FROM DISTRIBUTIONS	(907,170)	(1,013,027)	(1,742,982)	(1,510,452)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	15,250,289	6,867,783	21,651,573	23,583,095
Reinvestment of distributions	689,667	612,877	1,487,926	1,189,458
Cost of redemptions	(15,996,856)	(5,766,289)	(19,137,657)	(14,307,924)
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS	(56,900)	1,714,371	4,001,842	10,464,629
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,354,331)	1,197,097	(6,403,771)	10,217,854
Net Assets:
Beginning of period	18,324,374	17,127,277	43,566,239	33,348,385
End of period	$15,970,043	$18,324,374	$37,162,468	$43,566,239

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS)	$647	$1,242	$5,809	$27,996

Please see “Notes to Financial Statements” for further information.

118	ANNUAL REPORT DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS

	ACCESSOR BALANCED ALLOCATION		ACCESSOR GROWTH & INCOME ALLOCATION
	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
Net investment income (loss)	$2,897,470	$2,977,445	$2,612,805	$2,970,170
Net realized gain (loss) on sales and gain distributions of investment company shares	215,375	2,203,901	67,343	3,814,253
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(36,542,158)	(819,580)	(50,151,599)	(979,590)
NET INCREASE (DECREASE) FROM OPERATIONS	(33,429,313)	4,361,766	(47,471,451)	5,804,833
Distributions From:
Net investment income
Advisor Class	(1,956,961)	(2,236,303)	(1,531,848)	(2,121,998)
Investor Class	(328,262)	(452,168)	(323,841)	(421,852)
C Class	(376,736)	(549,117)	(776,785)	(1,263,420)
A Class	(687,198)	(806,102)	(639,527)	(835,242)
Total	(3,349,157)	(4,043,690)	(3,272,001)	(4,642,512)

Net realized gain
Advisor Class	(593,212)	—	(879,131)	—
Investor Class	(110,694)	—	(235,171)	—
C Class	(159,020)	—	(721,388)	—
A Class	(221,543)	—	(436,783)	—
Total	(1,084,469)	—	(2,272,473)	—
NET DECREASE FROM DISTRIBUTIONS	(4,433,626)	(4,043,690)	(5,544,474)	(4,642,512)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	36,963,892	60,953,136	33,862,700	63,319,686
Reinvestment of distributions	3,917,262	3,449,976	5,136,285	4,218,905
Cost of redemptions	(36,983,842)	(34,375,953)	(51,861,803)	(33,913,304)
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS	3,897,312	30,027,159	(12,862,818)	33,625,287
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,965,627)	30,345,235	(65,878,743)	34,787,608
Net Assets:
Beginning of period	129,365,325	99,020,090	169,452,291	134,664,683
End of period	$95,399,698	$129,365,325	$103,573,548	$169,452,291

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS)	$—	$3,146	$2	$3,487

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	119

STATEMENTS OF CHANGES IN NET ASSETS

	ACCESSOR GROWTH ALLOCATION		ACCESSOR AGGRESSIVE GROWTH ALLOCATION
	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007	YEAR ENDED DEC. 31, 2008	YEAR ENDED DEC. 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
Net investment income (loss)	$1,239,747	$1,251,968	$112,207	$178,655
Net realized gain (loss) on sales and gain distributions of investment company shares	803,477	4,299,772	517,308	2,537,088
Change in unrealized appreciation (depreciation) of investments and other assets and liabilities	(57,329,670)	805,980	(32,914,014)	848,976
NET INCREASE (DECREASE) FROM OPERATIONS	(55,286,446)	6,357,720	(32,284,499)	3,564,719
Distributions From:
Net investment income
Advisor Class	(1,056,535)	(1,571,358)	(362,213)	(831,098)
Investor Class	(248,820)	(362,497)	(69,595)	(186,497)
C Class	(351,589)	(719,353)	(46,236)	(111,039)
A Class	(394,213)	(611,067)	(83,421)	(202,270)
Total	(2,051,157)	(3,264,275)	(561,465)	(1,330,904)

Net realized gain
Advisor Class	(1,187,230)	(24,740)	(847,654)	(57,180)
Investor Class	(369,156)	(7,137)	(224,946)	(17,086)
C Class	(803,344)	(17,565)	(203,766)	(13,706)
A Class	(536,548)	(11,317)	(259,266)	(16,794)
Total	(2,896,278)	(60,759)	(1,535,632)	(104,766)
NET DECREASE FROM DISTRIBUTIONS	(4,947,435)	(3,325,034)	(2,097,097)	(1,435,670)
Capital Share Transactions (Note 4):
Proceeds from subscriptions	27,706,595	54,211,344	14,773,886	28,186,631
Reinvestment of distributions	4,623,938	3,085,806	1,944,340	1,306,970
Cost of redemptions	(34,022,145)	(27,920,696)	(16,499,985)	(17,827,684)
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS	(1,691,612)	29,376,454	218,241	11,665,917
TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,925,493)	32,409,140	(34,163,355)	13,794,966
Net Assets:
Beginning of period	158,354,609	125,945,469	80,026,890	66,231,924
End of period	$96,429,116	$158,354,609	$45,863,535	$80,026,890

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$2	$—	$2,443	$—

Please see “Notes to Financial Statements” for further information.

120	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. ORGANIZATION	Forward Funds is registered under the Investment Company Act of 1940, as amended

(the “1940 Act”), as an open-end management investment company consisting of diversified funds and non-diversified funds. This report covers the 16 diversified funds and 2 non-diversified funds of the Accessor Funds (the “Funds”) series, consisting of the following twelve Funds: Accessor Growth Fund, Accessor Value Fund, and Accessor Small to Mid Cap Fund (the “Equity Funds”), Accessor International Equity Fund (the “International Fund”), Accessor High Yield Bond Fund, Accessor Intermediate Fixed Income Fund, Accessor Short-Intermediate Fixed-Income Fund and Accessor Mortgage Securities Fund (the “Bond Funds”), Accessor Limited Duration U.S. Government Fund (“Limited Duration Fund”), Accessor Total Return Fund, Accessor Strategic Alternatives Fund, and Accessor U.S. Government Money Fund (the “Money Fund”) (collectively the “Underlying Funds”); and the following six Accessor Allocation Funds: Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund, and Accessor Aggressive Growth Allocation Fund (the “Accessor Allocation Funds” or the “Allocation Funds”). Forward Funds is a Delaware statutory trust that acquired the Accessor Funds series on September 1, 2008 in a reorganization of Accessor Funds, Inc. Each Accessor Fund (other than the Intermediate Fixed-Income Fund, Mortgage Securities Fund, Limited Duration Fund, U.S. Government Money Fund, Total Return Fund and Strategic Alternatives Fund) offers four classes of shares: Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares. The U.S. Government Money Fund also offers Institutional Class Shares. The Limited Duration Fund and Total Return Fund offer one class of shares. Effective December 31, 2008, the Strategic Alternatives Fund offers two classes of shares: Advisor Class Shares and Investor Class Shares. Each class of shares of each Fund has identical rights and privileges as the other classes of shares of such Fund, except that (i) each class of shares bears class-specific expenses allocated to it, (ii) each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the distribution or service arrangements of such classes and (iii) each class has separate voting rights on any matter submitted to the shareholders in which interests of one class differ from the interests of the shareholders of the other classes of shares. As of December 31, 2008, Forward Management opened a new Accessor Fund, Accessor Frontier Markets Fund. Accessor Frontier Markets Fund was not open for investment on December 31, 2008 and is not part of this report.

2. SIGNIFICANT ACCOUNTING POLICIES	The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Actual results could differ from those estimates. To the extent that the Allocation Funds are invested in each of the Underlying Funds, the Allocation Funds will also be exposed to certain estimates, assumptions, and security transactions indirectly. The financial statements have been prepared as of the close of the New York Stock Exchange on December 31, 2008.

Security Valuation

Net Asset Value (“NAV”) per share of each Fund is calculated as of the close of regular trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time), except that the NAV per share of the Money Fund is calculated at 5:00 p.m. Eastern Time. If the NYSE closes early, the Funds may close early and may value their shares at an earlier time.

          The Funds generally value their securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when prices of foreign securities in which a Fund invests change on days when shareholders are not able to buy or sell Fund shares. Over-the-counter equity securities, options, and futures contracts are generally valued on the basis of the last sale price or a market’s official closing price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Many fixed-income securities do not trade each day and thus the last sale or bid price are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service, including a qualified broker quote, when such prices are believed by Forward Management or the appropriate Money Manager to reflect the fair market value of such securities. To the extent that such fixed-income securities do not trade each day and last sale or bid prices are not available, the Board of Trustees has authorized the use of matrix pricing or similar valuation methods used by such pricing sources. Investments held by the Money Fund are valued at amortized cost and short-term debt securities maturing in 60 days or less held by other funds may be valued at amortized cost, which approximates market value. Investments by the Accessor Allocation Funds in shares of a mutual fund are valued at the closing net asset value per share of that mutual fund.

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NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

Investments by any Fund in exchange-traded open-end investment companies or closed-end investment companies are priced as equity securities as stated above.

     An investment for which a price is not readily available as described above is valued at its fair value as determined in good faith in accordance with procedures adopted by the Forward Funds’ Board of Trustees. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on or in which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty that a particular event has caused the price of the security to no longer reflect its current value as of the time of the Fund’s NAV calculation. The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the Strategic Alternatives Fund and International Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur before a Fund values its securities at 4:00 p.m. Eastern Time. To account for this, the Funds (particularly the Strategic Alternatives Fund and International Fund) may frequently value many foreign equity securities using the fair value procedures adopted by the Forward Funds’ Board of Trustees. On days when a change has occurred in the closing level of a benchmark index by an amount approved by the Board of Trustees from the previous trading day’s closing level and other criteria have been met, the Board of Trustees has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds, and evaluate the accuracy of the prices provided. Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 157 is effective for the Funds’ financial statements issued after December 31, 2007. SFAS No. 157 defines fair value, establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

     As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The designated inputs levels are not necessarily an indication of the risks or liquidity associated with these investments.

122	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Accessor Growth	$79,497,670	$—	$—	$79,497,670
Accessor Value	74,325,528	—	—	74,325,528
Accessor Small to Mid Cap	142,224,745	—	—	142,224,745
Accessor International Equity	98,016,377	—	2,397,670	100,414,047
Accessor Total Return	25,565,228	—	—	25,565,228
Accessor Strategic Alternatives	56,884,142	38,949,402	—	95,833,544
Accessor High Yield Bond	—	47,705,812	—	47,705,812
Accessor Intermediate Fixed-Income	937	70,022,625	2,302,366	72,325,928
Accessor Short-Intermediate Fixed-Income	531	34,322,807	3,466,180	37,789,518
Accessor Mortgage Securities	—	62,904,230	—	62,904,230
Accessor Limited Duration Government	—	52,469,087	—	52,469,087
Accessor U.S. Government Money	120,000,000	1,016,276,613	—	1,136,276,613
Accessor Income Allocation	15,907,223	—	—	15,907,223
Accessor Income & Growth Allocation	35,707,933	—	—	35,707,933
Accessor Balanced Allocation	94,432,712	—	—	94,432,712
Accessor Growth & Income Allocation	102,722,810	—	—	102,722,810
Accessor Growth Allocation	96,614,015	—	—	96,614,015
Accessor Aggressive Growth Allocation	45,585,397	—	—	45,585,397

OTHER FINANCIAL INSTRUMENTS*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Accessor Intermediate Fixed-Income	$574,444	$1,927,899	$—	$2,502,343
Accessor Short-Intermediate Fixed-Income	—	5,590,624	—	5,590,624
Accessor Mortgage Securities	38,203	3,476,123	—	3,514,326

* Other financial instruments are futures, forwards foreign currency contracts or TBA commitments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

ACCESSOR INTERNATIONAL EQUITY FUND	INVESTMENTS IN SECURITIES

Beginning Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchase/sales	—
Net transfers in/and or out of Level 3	2,397,670
Ending Balance as of 12/31/08	$2,397,670

ACCESSOR INTERMEDIATE FIXED-INCOME FUND	INVESTMENTS IN SECURITIES

Beginning Balance as of 12/31/07	$2,587,138
Accrued discounts/premiums	1,196
Realized gain/(loss)	(230,366)
Change in unrealized appreciation/(depreciation)	(364,481)
Net purchase/sales	(1,480,895)
Net transfers in/and or out of Level 3	1,789,774
Ending Balance as of 12/31/08	$2,302,366

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NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME	INVESTMENTS IN SECURITIES
Beginning Balance as of 12/31/07	$4,240,285
Accrued discounts/premiums	1,116
Realized gain/(loss)	(941,215)
Change in unrealized appreciation/(depreciation)	(212,915)
Net purchase/sales	(2,099,080)
Net transfers in/and or out of Level 3	2,477,989
Ending Balance as of 12/31/08	$3,466,180

Security Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for financial statement reporting purposes using the effective interest method. Dividend income, less foreign tax withheld, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Realized gains and losses on the sale of investments are determined on the identified cost basis.

Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. The Bond Funds may purchase debt obligations that are denominated in a foreign currency, and the International Fund and Equity Funds may purchase equity securities that are denominated in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate in effect on the day of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the transactions.

          The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities. Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the translated amount of income or expenses initially recorded in each of the Fund’s accounting records and the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, excluding investments in securities, resulting from changes in the exchange rates.

          The Funds report certain foreign currency related security transactions as components of realized gains and losses in the statements of operations for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations.

Off-Balance Sheet Risk

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and options transactions.

          The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) are permitted to enter into financial futures contracts and stock index futures contracts in accordance with their investment objectives. A Fund may do so for a variety of reasons including for cash management purposes. The International Fund may also purchase and write futures contracts on foreign currencies. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the contract. Such payments or receipts are known as variation margin and are recorded for financial statement purposes as unrealized gains or losses by a Fund. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

124	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

          When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in the value of the underlying securities may not correlate to the change in value of the contracts. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Forward Foreign Currency Exchange Contracts

The International Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. It may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The International Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the International Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the International Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Options Transactions

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The International Fund may also purchase and sell call and put options on foreign currencies.

          When any of the Funds writes a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option.

          When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

          The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

The following table summarizes the written options for the year ended December 31, 2008.

INTERMEDIATE FIXED-INCOME FUND	NUMBER OF CONTRACTS	PREMIUM
Options outstanding, December 31, 2007	—	$—
Options written	43	20,831
Options expired	(32)	(17,420)
Options exercised	—	—
Options closed	(11)	(3,411)
Options outstanding, December 31, 2008	—	$—

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NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

SHORT-INTERMEDIATE FIXED-INCOME FUND	NUMBER OF CONTRACTS	PREMIUM
Options outstanding, December 30, 2007	—	$—
Options written	36	17,721
Options expired	(28)	(15,242)
Options exercised	—	—
Options closed	(8)	(2,479)
Options outstanding, December 31, 2008	—	$—

Forward Commitments

The Funds (other than the Accessor Allocation Funds) may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

          Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

          Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Dollar Roll

The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

126	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Repurchase Agreements

The Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that the Funds’ management has determined to be creditworthy. It is the Funds’ policy to take possession of the underlying securities as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement.

Set forth below is the collateral for Accessor U.S. Government Money Fund’s Repurchase Agreement on December 31, 2008. As of December 31, 2008, this is the only Fund with a Repurchase Agreement.

		COLLATERAL
FUND	ISSUER OF REPURCHASE AGREEMENT	ISSUER(S)	PAR	INTEREST RATE	MATURITY DATE	MARKET VALUE
Accessor
U.S. Government
Money	South Street	Various U.S.	$10,917,000-
		Government	38,000,000	3.750%-7.125%	6/15/09-3/17/23	$ 122,413,391
		Agencies

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for the Money Fund; declared and paid monthly for the Bond Funds, the Limited Duration Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund and the Accessor Balanced Allocation Fund; declared and paid quarterly for the other Equity Funds, the Total Return Fund, Strategic Alternatives, and the other Accessor Allocation Funds; and declared and paid annually for the International Fund. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes

It is each Fund’s intention to continue to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) to qualify as a regulated investment company. Subchapter M requires a regulated investment company to distribute substantially all of its taxable income and net realized gains, if any, to shareholders. By distributing all of its taxable income and realized gains to shareholders, a Fund will not be subject to Federal income or excise tax. Accordingly, no provision for Federal income taxes is required in the financial statements.

          Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized gains or losses reported in the annual financial statements may differ from that reported in each Fund’s tax return and, consequently, the character of distributions to shareholders reported in the statements of changes in net assets and financial highlights may differ from that reported to shareholders for Federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

Other Expenses

Shared expenses incurred by Forward Funds are allocated among the Funds based on each Fund’s ratio of relative net assets to the combined net assets. Specifically identified direct expenses are charged to each Fund as incurred to the extent practicable. Investment income, realized and unrealized gains and losses and Fund expenses not specific to any class of shares are prorated among the classes based upon the relative net assets of each class. Certain specifically identified direct expenses of each class are charged to that class as incurred.

Illiquid or Restricted Securities

The Funds (other than the Limited Duration Fund, the Money Fund and the Accessor Allocation Funds) are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public once the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information relating to restricted securities held at December 31, 2008, is detailed in the Schedules of Investments, as applicable.

          Each Fund (except the Allocation Funds) may invest a portion of its net assets not to exceed 15% in securities that are illiquid (except the Money Fund, which may not exceed 10%). Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Funds have valued the securities. Certain restricted securities are not subject to the 15% limitation if the Adviser determines that such security is liquid pursuant to procedures approved by the Board of Trustees.

Redemption Fees

Shares exchanged or redeemed from Growth, Value, Small to Mid Cap, International Equity and High Yield Bond Funds within 90 days from the date of purchase were subject to a redemption fee equal to 2% of the proceeds of the redeemed or exchanged shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in-capital. Cost of redemptions reported in the Statements of Changes in Net Assets is reported net of such fees. Effective September 1, 2008, the 2% redemption fee on all Accessor Funds was eliminated.

Total redemption fees retained during the year ended December 31, 2008 and the year ended December 31, 2007 were as follows:

FUND	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Accessor Growth	$745	$1,763
Accessor Value	762	1,450
Accessor Small to Mid Cap	966	3,647
Accessor International Equity	6,267	15,850
Accessor Strategic Alternatives	905	—
Accessor High Yield Bond	477	45

ReFlow Transactions:

Effective September 1, 2008, the Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net subscriptions. In return for this service, the Funds will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

          ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Accessor Growth Allocation Fund during the year ended December 31, 2008 are recorded in the Statement of Operations. During that same period there were no ReFlow fees incurred by the other Funds.

128	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

Lending of Portfolio Securities

Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which may be invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2008, there were no Funds with securities on loan.

New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

U.S. Department of the Treasury’s Temporary Guarantee Program

The Forward Funds’ Board of Trustees approved the participation by the Accessor U.S. Government Money Fund (the “Fund”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program insured shares held by money market fund investors as of the close of business on September 19, 2008 against loss in the event that a money market fund liquidates its holdings and shareholders receive less than $1.00 per share. The Program is designed to address temporary dislocations in the credit markets. The Program will operate through December 18, 2008. Participation in the initial three months of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008. This expense was borne by the Fund without regard to any expense limitation currently in effect. The Fund no longer participates in the Program.

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NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

3. RELATED PARTY TRANSACTIONS

Manager

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates (Prior to September 1, 2008, Accessor Capital Management was the manager and the fees were the same):

ANNUAL MANAGEMENT FEE
Accessor Growth	0.45%
Accessor Value	0.45%
Accessor Small to Mid Cap	0.60%
Accessor International Equity	0.55%
Accessor Total Return	0.12%
Accessor Strategic Alternatives	0.70%
Accessor High Yield Bond	0.36%
Accessor Intermediate Fixed-Income	0.33%
Accessor Short-Intermediate Fixed-Income	0.33%
Accessor Mortgage Securities	0.36%
Accessor Limited Duration U.S. Government	0.12%
Accessor U.S. Government Money	0.08%
Accessor Income Allocation	0.10%
Accessor Income & Growth Allocation	0.10%
Accessor Balanced Allocation	0.10%
Accessor Growth & Income Allocation	0.10%
Accessor Growth Allocation	0.10%
Accessor Aggressive Growth Allocation	0.10%

Forward Funds has obtained an exemptive order from the Securities and Exchange Commission that allows the Accessor Allocation Funds to enter into an agreement with the Equity, International, Bond and Money Funds (“Underlying Funds”), under which the Underlying Funds will pay the expenses of the Accessor Allocation Funds (other than the Accessor Allocation Funds’ direct management fees, distribution and service fees and administrative services fees) to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Accessor Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2008, were paid by the Underlying Funds.

Money Managers

Each Fund (other than the Money Fund, Strategic Alternatives Fund and the Accessor Allocation Funds) is sub-advised by an unaffiliated investment management organization (individually, a “Money Manager”; collectively, the “Money Managers”), researched and recommended by Forward Management. During 2008, the Money Managers received a fee based on the average daily net assets aggregated across all the classes of each Fund as set forth below. This fee is accrued daily and paid monthly.

FUND	ANNUAL FEE
Accessor Growth	0.25%
Accessor Value	0.25%
Accessor Small to Mid Cap	0.40%
Accessor International Equity	0.45%
Accessor Total Return	0.50%
Accessor High Yield Bond	0.25%
Accessor Intermediate Fixed-Income	0.25%
Accessor Short-Intermediate Fixed-Income	0.25%
Accessor Mortgage Securities	0.25% of the first $100,000,000
0.20% of the next $100,000,000
0.15% above $200,000,000
Accessor Limited Duration U.S. Government	0.35% on the first $25 million; plus,
0.25% on the next $75 million; plus,
0.20% on all assets above $100 million

130	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

For the Growth Fund Smith Asset Management Group is the money manager and is paid a base fee of 0.25% plus a performance component. For the Value Fund Acadian Asset Management is the Money Manager and is paid a base fee of 0.25% plus a performance fee component added.

For the Small to Mid Cap Fund, from 10/1/07 through 6/1/08, SSgA Funds Management, Inc. (“SSgA FM”) was the Money Manager and was paid a fee of 0.40% for the first year, then a 0.40% base fee plus a performance fee component to be added thereafter. Effective 6/2/08, Los Angeles Capital Management and Equity Research, Inc. replaced SSgA FM as the Money Manager at a fee of 0.40%, and no performance fee component.

For the International Equity Fund, from 5/1/07 through 11/30/08, Pictet Asset Management Limited (“Pictet”) was the Money Manager and the Money Manager fee was 0.45% through 4/30/08. From 5/1/08 through 11/30/08, the fee was a 0.45% base fee plus a performance fee component. Effective 12/1/08, Lazard Asset Management replaced Pictet as the Money Manager at a fee of 0.45%, and no performance fee component.

For both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund, Cypress Asset Management’s (“Cypress”) fee from 5/1/07 through 5/18/08 was 0.15%. Effective 5/19/2008, Pacific Investment Management Company LLC (“PIMCO”) replaced Cypress as the Money Manager at a fee of 0.25%.

          For the period from September 21, 2008 through December 31, 2008, the Money Manager of Accessor Growth Fund was paid the Base Rate plus a Performance Adjustment. The Performance Adjustment rate will increase or decrease proportionately with the Performance Difference. To the extent that the difference in the performance (the “Performance Difference”) between the Fund and the S&P 500/Citigroup Growth Index (the “Index”) falls within a “null zone” that is equal to plus 100 basis points (1.0%) or minus 100 basis points (-1.0%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 15 basis points (0.15%) (the “Maximum Performance Fee Adjustment Rate”) and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 40 basis points (0.40%)

          For the period from March 1, 2008 through December 31, 2008, the Money Manager of Accessor Value Fund was paid the Base Rate plus a Performance Adjustment. The Performance Adjustment rate will increase or decrease proportionately with the Performance Difference. To the extent that the difference in the performance (the “Performance Difference”) between the Fund and the S&P 500/Citigroup Value Index (the “Index”) falls within a “null zone” that is equal to plus 75 basis points (0.75%) or minus 75 basis points (-0.75%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 5 basis points (0.05%) (the “Maximum Performance Fee Adjustment Rate”) and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 325 basis points (3.25%). Therefore, the minimum possible annual fee payable to the Money Manager will be 20 basis points (0.20%) and the maximum possible annual fee will be 30 basis points (0.30%)

          For the period from May 1, 2007 through April 30, 2008, the Money Manager of Accessor International Equity Fund was paid the Base Rate plus a Performance Adjustment. The Performance Adjustment rate will increase or decrease proportionately with the Performance Difference. To the extent that the difference in the performance (the “Performance Difference”) between the Fund and the MSCI EAFE + EM (NDR) Index (the “Index”) falls within a “null zone” that is equal to plus 150 basis points (1.50%) or minus 150 basis points (-1.50%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 20 basis points (0.20%) (the “Maximum Performance Fee Adjustment Rate”) and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 25 basis points (0.25%) and the maximum possible annual fee will be 65 basis points (0.65%)

	BASE ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	PERFORMANCE DIFFERENCE
Growth	0.25%	+/-0.05%	1.00%
Value	0.25%	+/-0.15%	0.75%
International Equity	0.45%	+/-0.20%	1.50%

During the year ended December 31, 2008 the Funds’ Money Manager Fees were adjusted in accordance with the policy described above:

	BASE ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	MONEY MANAGER FEE
Growth	304,037	16,009	320,046
Value	275,549	(10,687)	264,862
International Equity	443,729	(239,577)	204,152

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NOTE TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

Distribution and Service Plans

Forward Funds has adopted Distribution and Service Plans (the “Plans”) under Rule 12b-1 of the Investment Company Act of 1940, as amended, with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund to compensate the distributor of the Accessor Series, SEI Investments Distribution Co. (the “Distributor”) and/or third party intermediaries or other service organizations for providing distribution and non-distribution-related services to certain shareholders of Forward Funds. Under the terms of these Plans, Forward Funds will pay the Distributor and/or third party selling and distribution agents for sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Forward Funds will also pay third party service organizations for providing non-distribution related services such as account maintenance services.

          The maximum amount payable to service organizations under the Distribution and Service Plans, in aggregate, may not exceed on an annual basis 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares, 0.35% of the average daily net assets of each Fund attributable to A Class Shares of the Equity Funds and Accessor Allocation Funds (except Accessor Income Allocation Fund), 0.25% of the average daily assets of each Fund attributable to A Class Shares of the Bond Funds, Money Fund and Accessor Income Allocation Fund; and 0.75% of the average daily net assets of each Fund for distribution and 0.25% of the average daily net assets of each Fund for shareholder service fees attributable to C Class Shares, respectively. The Board may temporarily limit the payment of 12b-1 fees with respect to the Money Fund to assist the Money Fund’s efforts to maintain a $1.00 net asset value per share. Such fee limitation was not in effect at any time during the period from January 1, 2008 through December 31, 2008. As of December 31, 2008, the Limited Duration Fund, Total Return Fund and Strategic Alternatives Fund do not currently have a class of shares that pays a 12b-1 fee. Effective January 13, 2009 the Board of Trustees temporarily reduced the payment of the C Class 12b-1 fees in the U.S. Government Fund to 50 basis points. Effective February 1, 2009 the Board of Trustees has temporarily reduced the payment of the C Class 12b-1 fees to 25 basis points and eliminated Investor Class 12b-1 fees in the U.S. Government Fund.

Distributor

The Funds’ distribution and service plans for the Investor Class Shares, A Class Shares and the C Class Shares allow each class to pay distribution and service fees to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and for providing non-distribution related shareholder services. The distribution and service fee is paid to each financial intermediary that enters into a selling agreement with the Distributor or a services agreement with the Funds based on the average daily net assets of accounts attributable to such intermediary.

          Further, under the A Class Shares and C Class Shares distribution and service plan, the Distributor will generally retain the first year of the distribution and service fees attributable to purchases of A Class Shares and will retain the distribution and service fees attributable to purchases of C Class Shares for which a broker-dealer has received an up-front commission payment from the Distributor. The Distributor may retain the distribution and service fee for accounts not attributable to a broker dealer. Certain A Class Shares and C Class Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) for shares sold within 24 months and one year, respectively, after the date of purchase. Any CDSC is paid to the Distributor. The Distributor may remit portions of the CDSC to Forward Management to compensate Forward Management for financing the 1.00% up-front payment of the distribution and service fees to broker-dealers pursuant to certain A Class Shares and C Class Shares financing and servicing arrangements between the Distributor and Forward Management.

Defensive Distribution and Service Plan

Forward Funds has adopted a Defensive Distribution and Service Plan contemplated under Rule 12b-1 of the Investment Company Act of 1940, as amended, to allow Forward Management the ability to pay for distribution-related expenses out of its profits.

Other Compensation to Dealers

The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of the Funds’ shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds, cooperate with the Distributor or provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

          Forward Management may make payments, out of its own assets, to certain intermediaries based on sales or assets attributable to the intermediary, or such other criteria agreed to by Forward Management. The intermediaries to which payments may be made are determined by Forward Management. These payments are in addition to other payments such

132	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Funds or to provide marketing or service support to the Funds. Please see the Statement of Additional Information for more information.

Administration Agreement

Pursuant to an administration agreement (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Forward Funds’ Administrator. Under the terms of the Agreement dated December 31, 2006, as amended February 21, 2008, and which was assigned to Forward Funds effective September 1, 2008, the Administrator is entitled to receive an annual fee of 0.05% of the first $3 billion in aggregate net assets and 0.04% of aggregate net assets in excess of $3 billion of the Equity Funds, the International Fund, the Bond Funds, Limited Duration Fund, Total Return Fund, Strategic Alternatives Fund, and the Money Fund. The Administrator is entitled to receive an annual fee of 0.01% of average net assets of each of the Allocation Funds. The Funds are subject to a minimum annual fee of $960,000.

Money Fund Administrative Plan

The Money Fund has adopted an Administrative Plan with respect to Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the Money Fund. Pursuant to the Administrative Plan, the Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Money Fund shares either directly or through omnibus accounts. The amount payable to Forward Management is 0.25% of the average daily net assets of the Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the Money Fund, respectively; provided, however, that the Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Funds’ Distribution and Service Plans or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Funds’ Administrative Services Plan.

Administrative Services Plan

The Funds have adopted an Administrative Services Plan with respect to the Investor Class Shares of each Fund that has Investor Class Shares, with the exception of the Strategic Alternatives Fund. Pursuant to the Investor Class Shares Administrative Services Plan, Forward Funds will pay third party service organizations who provide administrative and support services. The amount payable to service organizations under the Administrative Services Plan for these expenses on an annual basis is 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under the Funds’ Distribution and Service Plan.

Shareholder Services Plan

The Investor Class Shares of the Strategic Alternatives Fund adopted a Shareholder Services Plan. Effective December 31, 2008, up to 0.15% of the Fund’s average daily net assets attributable to Investor Class Shares of the Strategic Alternatives Fund may be used to pay shareholder servicing fees. As of December 31, 2008, there were no shareholders in the Investor class of the Strategic Alternatives Fund.

Transfer Agent

The Funds have a Transfer Agency and Administrative Agreement with Forward Management. Pursuant to this agreement, Forward Management acts as transfer agent to Forward Funds, performing all transfer agent and certain compliance services. The fees are computed as a percentage of each Fund’s average daily net assets, and the reimbursement of out-of-pocket expenses, with the exception of the Accessor Allocation Funds, for which no fee is charged.

Director and Officer Fees and Expenses

The Funds do not pay any compensation directly to its officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2008, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). Effective September 1, 2008, the Trust pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone and $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The Trust receives no compensation from the Funds.

Prior to September 1, 2008, each director of the Accessor Funds’ Board of Directors received a fee of $5,000 for each meeting attended. Reasonable expenses of the Board are reimbursed by the Funds.

Other

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses subject to approval of the Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

4. SHARES OF STOCK

Accessor Funds, incorporated in Maryland on June 10, 1991. Forward Funds is a Delaware statutory trust that acquired the Accessor Funds, on September 1, 2008 and is authorized to issue 15 billion shares of Common Stock, $.001 par value. Transactions in shares of the Funds were as follows:

	SUBSCRIBED		REINVESTED		REDEEMED		TOTAL
FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
ACCESSOR GROWTH FUND
Year Ended December 31, 2008
Advisor Class	885,590	$20,439,421	2,994	$60,746	(2,295,917)	$(54,462,088)	(1,407,333)	$(33,961,921)
Investor Class	7,764	175,921	317	5,411	(37,731)	(869,709)	(29,650)	(688,377)
C Class	17,996	427,569	—	—	(173,520)	(4,122,446)	(155,524)	(3,694,877)
A Class	5,487	98,342	39	668	(4,796)	(116,019)	730	(17,009)
Net increase (decrease)	916,837	$21,141,253	3,350	$66,825	(2,511,964)	$(59,570,262)	(1,591,777)	$(38,362,184)
Year Ended December 31, 2007
Advisor Class	694,824	$18,440,139	3,084	$83,670	(1,654,859)	$(43,780,231)	(956,951)	$(25,256,422)
Investor Class	12,046	314,669	44	1,109	(26,235)	(696,422)	(14,145)	(380,644)
C Class	92,012	2,356,013	—	—	(93,975)	(2,439,938)	(1,963)	(83,925)
A Class	11,981	316,206	16	436	(13,497)	(371,380)	(1,500)	(54,738)
Net increase (decrease)	810,863	$21,427,027	3,144	$85,215	(1,788,566)	$(47,287,971)	(974,559)	$(25,775,729)

ACCESSOR VALUE FUND
Year Ended December 31, 2008
Advisor Class	970,385	$17,608,490	18,487	$328,686	(1,417,173)	$(28,588,494)	(428,301)	$(10,651,318)
Investor Class	9,141	192,690	719	12,709	(39,991)	(783,104)	(30,131)	(577,705)
C Class	16,149	343,902	322	6,492	(150,435)	(3,213,618)	(133,964)	(2,863,224)
A Class	36	660	124	2,217	(4,504)	(91,617)	(4,344)	(88,740)
Net increase (decrease)	995,711	$18,145,742	19,652	$350,104	(1,612,103)	$(32,676,833)	(596,740)	$(14,180,987)
Year Ended December 31, 2007
Advisor Class	1,225,417	$30,903,912	34,799	$852,422	(670,653)	$(16,743,070)	589,563	$15,013,264
Investor Class	18,284	459,569	2,003	48,985	(26,335)	(663,477)	(6,048)	(154,923)
C Class	63,073	1,550,411	4,543	110,378	(52,855)	(1,300,036)	14,761	360,753
A Class	9,327	240,015	348	8,507	(5,594)	(147,086)	4,081	101,436
Net increase (decrease)	1,316,101	$33,153,907	41,693	$1,020,292	(755,437)	$(18,853,669)	602,357	$15,320,530

ACCESSOR SMALL TO MID CAP FUND
Year Ended December 31, 2008
Advisor Class	1,893,129	$45,620,395	9,822	$270,692	(3,806,911)	$(102,828,344)	(1,903,960)	$(56,937,257)
Investor Class	13,570	352,528	514	13,544	(73,447)	(1,918,175)	(59,363)	(1,552,103)
C Class	10,020	261,593	215	5,615	(79,726)	(2,170,745)	(69,491)	(1,903,537)
A Class	47,093	1,157,447	869	23,558	(58,917)	(1,492,307)	(10,955)	(311,302)
Net increase (decrease)	1,963,812	$47,391,963	11,420	$313,409	(4,019,001)	$(108,409,571)	(2,043,769)	$(60,704,199)
Year Ended December 31, 2007
Advisor Class	2,689,619	$88,359,239	11,269	$362,111	(2,282,643)	$(75,119,916)	418,245	$13,601,434
Investor Class	76,600	2,472,650	230	7,033	(60,775)	(1,935,341)	16,055	544,342
C Class	41,733	1,337,740	173	5,255	(38,234)	(1,213,003)	3,672	129,992
A Class	218,940	7,436,990	328	10,420	(39,244)	(1,291,168)	180,024	6,156,242
Net increase (decrease)	3,026,892	$99,606,619	12,000	$384,819	(2,420,896)	$(79,559,428)	617,996	$20,432,010

134	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008
	SUBSCRIBED		REINVESTED		REDEEMED		TOTAL
FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
ACCESSOR INTERNATIONAL EQUITY FUND
Year Ended December 31, 2008
Advisor Class	1,779,746	$29,392,704	118,831	$2,139,881	(3,268,184)	$(61,029,776)	(1,369,607)	$(29,497,191)
Investor Class	57,045	1,034,076	8,618	149,340	(171,180)	(3,303,489)	(105,517)	(2,120,073)
C Class	44,257	887,540	5,412	93,469	(272,680)	(5,508,725)	(223,011)	(4,527,716)
A Class	158,618	3,143,435	22,499	401,381	(237,907)	(4,421,462)	(56,790)	(876,646)
Net increase (decrease)	2,039,666	$34,457,755	155,360	$2,784,071	(3,949,951)	$(74,263,452)	(1,754,925)	$(37,021,626)
Year Ended December 31, 2007
Advisor Class	5,498,011	$137,573,371	207,488	$4,886,648	(2,252,826)	$(57,388,874)	3,452,673	$85,071,145
Investor Class	217,757	5,452,159	20,374	464,125	(34,525)	(858,125)	203,606	5,058,159
C Class	201,632	4,886,014	22,420	510,730	(122,404)	(2,907,931)	101,648	2,488,813
A Class	581,198	14,987,246	38,010	889,434	(148,423)	(4,017,396)	470,785	11,859,284
Net increase (decrease)	6,498,598	$162,898,790	288,292	$6,750,937	(2,558,178)	$(65,172,326)	4,228,712	$104,477,401

ACCESSOR TOTAL RETURN FUND*
Year Ended December 31, 2008
Net increase (decrease)	3,176,023	$23,772,119	13,537	$88,714	(3,203,735)	$(23,447,977)	(14,175)	$412,856
Year Ended December 31, 2007
Net increase (decrease)	5,918,533	$59,599,601	2,334	$23,600	(124,647)	$(1,240,509)	5,796,220	$58,382,692

ACCESSOR STRATEGIC ALTERNATIVES**
Year Ended December 31, 2008
	11,643,738	$139,308,853	10,377	$115,143	(1,686,845)	$(18,065,231)	9,967,270	$121,358,765

Accessor High Yield Bond Fund
Year Ended December 31, 2008
Advisor Class	2,513,284	$21,486,546	172,700	$1,507,563	(2,801,317)	$(24,577,935)	(115,333)	$(1,583,826)
Investor Class	27,682	278,565	5,150	48,638	(144,804)	(1,429,834)	(111,972)	(1,102,631)
C Class	13,895	122,297	3,270	29,957	(69,181)	(656,924)	(52,016)	(504,670)
A Class	10,004	101,323	896	8,176	(101,351)	(970,901)	(90,451)	(861,402)
Net increase (decrease)	2,564,865	$21,988,731	182,016	$1,594,334	(3,116,653)	$(27,635,594)	(369,772)	$(4,052,529)
Year Ended December 31, 2007
Advisor Class	3,299,572	$36,301,289	109,168	$1,174,823	(1,902,805)	$(20,489,707)	1,505,935	$16,986,405
Investor Class	172,467	1,963,508	8,949	96,513	(49,546)	(597,499)	131,870	1,462,522
C Class	64,503	707,246	3,780	40,643	(96,736)	(1,071,256)	(28,453)	(323,367)
A Class	128,867	1,416,923	938	10,022	(9,064)	(100,696)	120,741	1,326,249
Net increase (decrease)	3,665,409	$40,388,966	122,835	$1,322,001	(2,058,151)	$(22,259,158)	1,730,093	$19,451,809

*Commenced operations on September 10, 2007.
**Commenced operations on January 29, 2008.

(800) 759-3504 www.accessor.com	135

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008
	SUBSCRIBED		REINVESTED		REDEEMED		TOTAL
FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
ACCESSOR INTERMEDIATE FIXED-INCOME FUND
Year Ended December 31, 2008
Advisor Class	2,070,213	$21,382,866	159,310	$1,585,253	(2,407,716)	$(24,002,191)	(178,193)	$(1,034,072)
Investor Class	94,916	1,011,246	12,134	125,112	(633,457)	(6,571,460)	(526,407)	(5,435,102)
C Class	13,962	136,833	362	3,631	(33,150)	(329,208)	(18,826)	(188,744)
Net increase (decrease)	2,179,091	$22,530,945	171,806	$1,713,996	(3,074,323)	$(30,902,859)	(723,426)	$(6,657,918)
Year Ended December 31, 2007
Advisor Class	4,345,551	$47,466,477	133,735	$1,466,863	(1,136,613)	$(12,422,886)	3,342,673	$36,510,454
Investor Class	754,544	8,399,145	36,031	395,042	(284,532)	(3,152,143)	506,043	5,642,044
C Class	47,879	534,946	2,876	31,872	(427,886)	(4,777,611)	(377,131)	(4,210,793)
A Class	—	—	2	17	(101)	(1,170)	(99)	(1,153)
Net increase (decrease)	5,147,974	$56,400,568	172,644	$1,893,794	(1,849,132)	$(20,353,810)	3,471,486	$37,940,552

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND
Year Ended December 31, 2008
Advisor Class	324,478	$3,390,175	79,574	$794,879	(2,097,341)	$(21,242,366)	(1,693,289)	$(17,057,312)
Investor Class	3,546	37,802	811	8,197	(37,680)	(401,154)	(33,323)	(355,155)
C Class	11,114	116,850	131	1,328	(41,863)	(414,796)	(30,618)	(296,618)
A Class	2,976	29,791	172	1,697	(28,668)	(303,387)	(25,520)	(271,899)
Net increase (decrease)	342,114	$3,574,618	80,688	$806,101	(2,205,552)	$(22,361,703)	(1,782,750)	$(17,980,984)
Year Ended December 31, 2007
Advisor Class	1,621,604	$18,689,960	92,551	$1,056,944	(5,133,067)	$(58,611,185)	(3,418,912)	$(38,864,281)
Investor Class	37,946	438,146	1,263	14,413	(51,194)	(589,458)	(11,985)	(136,899)
C Class	20,621	238,450	334	3,826	(45,587)	(524,325)	(24,632)	(282,049)
A Class	20,398	232,289	853	9,700	(2,200)	(25,410)	19,051	216,579
Net increase (decrease)	1,700,569	$19,598,845	95,001	$1,084,883	(5,232,048)	$(59,750,378)	(3,436,478)	$(39,066,650)

ACCESSOR MORTGAGE SECURITIES FUND
Year Ended December 31, 2008
Advisor Class	2,293,338	$28,775,383	95,523	$1,159,290	(1,986,500)	$(24,266,601)	402,361	$5,668,072
Investor Class	17,263	213,048	2,412	29,362	(41,801)	(503,938)	(22,126)	(261,528)
C Class	11,523	142,477	591	7,216	(29,229)	(353,045)	(17,115)	(203,352)
Net increase (decrease)	2,322,124	$29,130,908	98,526	$1,195,868	(2,057,530)	$(25,123,584)	363,120	$5,203,192
Year Ended December 31, 2007
Advisor Class	2,019,927	$24,691,660	79,604	$971,081	(1,016,296)	$(12,454,787)	1,083,235	$13,207,954
Investor Class	54,208	661,278	2,312	28,180	(28,359)	(347,210)	28,161	342,248
C Class	15,401	187,687	548	6,689	(10,726)	(131,381)	5,223	62,995
A Class	—	—	10	125	(880)	(10,698)	(870)	(10,573)
Net increase (decrease)	2,089,536	$25,540,625	82,474	$1,006,075	(1,056,261)	$(12,944,076)	1,115,749	$13,602,624

136	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	SUBSCRIBED		REINVESTED		REDEEMED		TOTAL
FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND
Year Ended December 31, 2008

Net increase (decrease)	1,642,121	$20,011,045	13,253	$161,092	(2,334,057)	$(28,412,140)	(678,683)	$(8,240,003)
Year Ended December 31, 2007
Net increase (decrease)	3,422,630	$41,078,024	40,182	$481,171	(2,839,260)	$(34,002,017)	623,552	$7,557,178
ACCESSOR U.S. GOVERNMENT MONEY FUND
Year Ended December 31, 2008
Advisor Class	939,586,306	$939,586,306	708,171	$708,171	(1,892,044,845)	$(1,892,044,845)	(951,750,368)	$(951,750,368)
Investor Class	10,456,049	10,456,049	175,804	175,804	(11,138,524)	(11,138,524)	(506,671)	(506,671)
C Class	3,684,586	3,684,586	20,434	20,434	(3,275,310)	(3,275,310)	429,710	429,710
A Class	1,583,430	1,583,430	17,983	17,983	(2,263,596)	(2,263,596)	(662,183)	(662,183)
Institutional Class	2,300,347,644	2,300,347,644	82,947	82,947	(1,621,457,478)	(1,621,457,478)	678,973,113	678,973,113
Net increase (decrease)	3,255,658,015	$3,255,658,015	1,005,339	$1,005,339	(3,530,179,753)	$(3,530,179,753)	(273,516,399)	$(273,516,399)
Year Ended December 31, 2007
Advisor Class	2,898,438,974	$2,898,438,954	1,317,393	$1,321,129	(2,988,865,480)	$(2,988,544,123)	(89,109,113)	$(88,784,040)
Investor Class	12,936,089	12,936,088	418,843	418,843	(11,440,792)	(11,438,635)	1,914,140	1,916,296
C Class	3,391,016	3,391,016	55,248	55,248	(4,747,904)	(4,748,597)	(1,301,640)	(1,302,333)
A Class	2,138,663	2,138,662	40,137	40,137	(1,098,573)	(1,097,309)	1,080,227	1,081,490
Institutional Class	403,131,047	403,131,044	491	491	(335,872,690)	(335,872,690)	67,258,848	67,258,845
Net increase (decrease)	3,320,035,789	$3,320,035,764	1,832,112	$1,835,848	(3,342,025,439)	$(3,341,701,354)	(20,157,538)	$(19,829,742)

(800) 759-3504 www.accessor.com	137

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	SUBSCRIBED		REINVESTED		REDEEMED		TOTAL
FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
ACCESSOR INCOME ALLOCATION FUND
Year Ended December 31, 2008
Advisor Class	825,813	$11,502,129	31,324	$422,781	(847,549)	$(11,672,186)	9,588	$252,724
Investor Class	65,321	910,491	9,093	123,024	(127,521)	(1,735,823)	(53,107)	(702,308)
C Class	104,206	1,421,956	7,383	99,258	(116,722)	(1,585,618)	(5,133)	(64,404)
A Class	99,957	1,415,713	3,304	44,604	(72,894)	(1,003,229)	30,367	457,088
Net increase (decrease)	1,095,297	$15,250,289	51,104	$689,667	(1,164,686)	$(15,996,856)	(18,285)	$(56,900)
Year Ended December 31, 2007
Advisor Class	286,172	$4,211,937	21,100	$308,444	(200,965)	$(2,948,214)	106,307	$1,572,167
Investor Class	83,164	1,227,816	11,542	168,632	(86,945)	(1,267,245)	7,761	129,203
C Class	72,726	1,075,223	7,834	114,251	(86,046)	(1,266,740)	(5,486)	(77,266)
A Class	23,765	352,807	1,478	21,550	(19,117)	(284,090)	6,126	90,267
Net increase (decrease)	465,827	$6,867,783	41,954	$612,877	(393,073)	$(5,766,289)	114,708	$1,714,371
ACCESSOR INCOME & GROWTH ALLOCATION FUND
Year Ended December 31, 2008
Advisor Class	1,162,207	$17,020,892	64,784	$919,954	(791,580)	$(11,456,011)	435,411	$6,484,835
Investor Class	81,358	1,208,215	11,775	168,058	(125,499)	(1,839,267)	(32,366)	(462,994)
C Class	129,373	1,853,991	19,407	276,624	(298,354)	(4,309,294)	(149,574)	(2,178,679)
A Class	106,546	1,568,475	8,643	123,290	(109,205)	(1,533,085)	5,984	158,680
Net increase (decrease)	1,479,484	$21,651,573	104,609	$1,487,926	(1,324,638)	$(19,137,657)	259,455	$4,001,842
Year Ended December 31, 2007
Advisor Class	1,013,207	$16,678,851	36,508	$597,502	(492,169)	$(8,123,087)	557,546	$9,153,266
Investor Class	94,916	1,553,637	11,229	183,957	(123,441)	(2,022,598)	(17,296)	(285,004)
C Class	190,105	3,096,867	19,092	311,563	(201,568)	(3,297,056)	7,629	111,374
A Class	136,468	2,253,740	5,894	96,436	(52,761)	(865,183)	89,601	1,484,993
Net increase (decrease)	1,434,696	$23,583,095	72,723	$1,189,458	(869,939)	$(14,307,924)	637,480	$10,464,629
ACCESSOR BALANCED ALLOCATION FUND
Year Ended December 31, 2008
Advisor Class	1,623,393	$25,145,480	143,874	$2,089,256	(1,193,637)	$(17,608,499)	573,630	$9,626,237
Investor Class	244,623	3,669,629	30,220	438,192	(334,057)	(5,039,210)	(59,214)	(931,389)
C Class	226,328	3,582,243	35,576	516,384	(455,595)	(6,583,756)	(193,691)	(2,485,129)
A Class	298,017	4,566,540	59,999	873,430	(514,430)	(7,752,377)	(156,414)	(2,312,407)
Net increase (decrease)	2,392,361	$36,963,892	269,669	$3,917,262	(2,497,719)	$(36,983,842)	164,311	$3,897,312
Year Ended December 31, 2007
Advisor Class	1,338,081	$23,429,599	97,975	$1,712,898	(918,316)	$(16,247,799)	517,740	$8,894,698
Investor Class	416,707	7,327,810	25,837	450,981	(318,707)	(5,567,484)	123,837	2,211,307
C Class	346,773	6,085,529	30,319	527,673	(400,905)	(7,043,192)	(23,813)	(429,990)
A Class	1,359,683	24,110,198	43,475	758,424	(313,044)	(5,517,478)	1,090,114	19,351,144
Net increase (decrease)	3,461,244	$60,953,136	197,606	$3,449,976	(1,950,972)	$(34,375,953)	1,707,878	$30,027,159

138	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

	SUBSCRIBED		REINVESTED		REDEEMED		TOTAL
FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
ACCESSOR GROWTH & INCOME ALLOCATION FUND
Year Ended December 31, 2008
Advisor Class	1,124,123	$17,855,906	147,927	$2,118,731	(1,700,702)	$(26,000,460)	(428,652)	$(6,025,823)
Investor Class	230,473	3,514,790	39,333	559,029	(256,949)	(3,835,236)	12,857	238,583
C Class	503,027	7,544,249	100,802	1,430,978	(1,089,427)	(16,140,217)	(485,598)	(7,164,990)
A Class	322,504	4,947,755	72,200	1,027,547	(402,414)	(5,885,890)	(7,710)	89,412
Net increase (decrease)	2,180,127	$33,862,700	360,262	$5,136,285	(3,449,492)	$(51,861,803)	(909,103)	$(12,862,818)
Year Ended December 31, 2007
Advisor Class	1,360,482	$24,532,691	100,354	$1,793,376	(769,570)	$(13,803,897)	691,266	$12,522,170
Investor Class	427,304	7,759,658	23,660	421,800	(178,459)	(3,239,640)	272,505	4,941,818
C Class	998,254	17,858,632	68,257	1,210,745	(668,252)	(12,019,490)	398,259	7,049,887
A Class	729,799	13,168,705	44,532	792,984	(269,011)	(4,850,277)	505,320	9,111,412
Net increase (decrease)	3,515,839	$63,319,686	236,803	$4,218,905	(1,885,292)	$(33,913,304)	1,867,350	$33,625,287

ACCESSOR GROWTH ALLOCATION FUND
Year Ended December 31, 2008
Advisor Class	781,609	$12,099,617	138,103	$2,019,337	(988,660)	$(14,635,659)	(68,948)	$(516,705)
Investor Class	342,734	5,426,611	42,073	611,999	(302,794)	(4,635,190)	82,013	1,403,420
C Class	381,050	5,886,276	77,801	1,123,236	(597,610)	(9,059,099)	(138,759)	(2,049,587)
A Class	265,739	4,294,091	59,650	869,366	(375,972)	(5,692,197)	(50,583)	(528,740)

Net increase (decrease)	1,771,132	$27,706,595	317,627	$4,623,938	(2,265,036)	$(34,022,145)	(176,277)	$(1,691,612)
Year Ended December 31, 2007
Advisor Class	1,115,403	$21,003,709	75,983	$1,424,275	(579,829)	$(11,028,142)	611,557	$11,399,842
Investor Class	445,527	8,466,290	19,568	365,388	(301,840)	(5,709,665)	163,255	3,122,013
C Class	730,567	13,707,540	38,817	719,395	(407,174)	(7,675,395)	362,210	6,751,540
A Class	581,147	11,033,805	30,841	576,748	(185,013)	(3,507,494)	426,975	8,103,059
Net increase (decrease)	2,872,644	$54,211,344	165,209	$3,085,806	(1,473,856)	$(27,920,696)	1,563,997	$29,376,454

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

Year Ended December 31, 2008
Advisor Class	519,563	$8,332,013	72,991	$1,100,051	(587,772)	$(9,089,184)	4,782	$342,880
Investor Class	172,607	2,619,890	19,844	293,446	(236,937)	(3,685,000)	(44,486)	(771,664)
C Class	113,944	1,758,195	16,884	248,084	(117,198)	(1,739,378)	13,630	266,901
A Class	126,978	2,063,788	20,185	302,759	(129,074)	(1,986,423)	18,089	380,124
Net increase
(decrease)	933,092	$14,773,886	129,904	$1,944,340	(1,070,981)	$(16,499,985)	(7,985)	$218,241
Year Ended December 31, 2007
Advisor Class	690,157	$13,612,080	40,383	$784,722	(471,124)	$(9,250,364)	259,416	$5,146,438
Investor Class	300,092	5,858,100	10,682	203,271	(258,685)	(5,020,345)	52,089	1,041,026
C Class	190,889	3,632,781	6,294	118,589	(95,905)	(1,831,360)	101,278	1,920,010
A Class	259,068	5,083,670	10,396	200,388	(87,415)	(1,725,615)	182,049	3,558,443

Net increase (decrease)	1,440,206	$28,186,631	67,755	$1,306,970	(913,129)	$(17,827,684)	594,832	$11,665,917

(800) 759-3504 www.accessor.com	139

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

5. SECURITIES TRANSACTIONS

During the year ended December 31,2008, purchases, sales and maturities of investments, other than short-term investments and U.S. government securities, were as follows:

FUND	PURCHASES	SALES AND MATURITIES
Accessor Fund
Growth	$202,518,874	$243,023,068
Value	158,670,222	176,368,718
Small to Mid Cap	319,585,772	442,488,935
International Equity	186,210,273	218,049,564
Total Return	532,112,120	537,374,001
Strategic Alternatives	205,071,093	112,759,784
High Yield Bond	67,461,894	71,885,281
Intermediate Fixed-Income	18,471,299	13,208,447
Short-Intermediate Fixed-Income	7,695,504	9,987,795
Mortgage Securities	9,560,561	14,630,106
Limited Duration U.S. Government	—	—
Accessor Allocation Fund
Income Allocation	9,041,658	8,075,000
Income & Growth Allocation	13,461,348	8,088,524
Balanced Allocation	41,787,394	30,255,000
Growth & Income Allocation	49,010,150	54,276,962
Growth Allocation	42,787,708	41,003,727
Aggressive Growth Allocation	19,345,000	19,375,000

During the year ended December 31, 2008, purchases and sales of long-term U.S. government securities were as follows:
FUND	PURCHASES	SALES AND MATURITIES
Accessor Fund
Intermediate Fixed-Income	$157,730,165	$159,535,639
Short-Intermediate Fixed-Income	53,290,353	66,020,236
Mortgage Securities	427,471,261	412,855,880
Limited Duration U.S. Government	27,051,380	48,440,621

140	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

6.	IDENTIFIED COST	The identified cost for federal income tax purposes of investments (excludes unrealized on

TBA commitments, foreign currency and futures contracts) owned by each Fund, their respective gross unrealized appreciation/(depreciation), and resulting net unrealized appreciation/(depreciation) at December 31, 2008.

	IDENTIFIED COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Accessor Fund
Growth	$97,140,598	$3,858,437	$(21,501,365)	$(17,642,928)
Value	96,475,092	3,265,496	(25,415,060)	(22,149,564)
Small to Mid Cap	192,386,216	8,515,668	(58,677,139)	(50,161,471)
International Equity	102,685,767	7,701,076	(9,972,796)	(2,271,720)
Total Return	29,668,760	427,140	(4,530,672)	(4,103,532)
Strategic Alternatives	113,948,305	6,552,635	(24,667,396)	(18,114,761)
High Yield Bond	57,184,034	1,156,813	(10,635,035)	(9,478,222)
Intermediate Fixed-Income	84,207,379	3,502,997	(15,384,448)	(11,881,451)
Short-Intermediate Fixed-Income	50,384,151	696,709	(13,291,342)	(12,594,633)
Mortgage Securities	64,549,182	2,194,537	(3,839,489)	(1,644,952)
Limited Duration U.S. Government	51,839,116	837,771	(207,800)	629,971
Accessor Allocation Fund
Income Allocation	18,638,678	7,746	(2,739,201)	(2,731,455)
Income & Growth Allocation	43,267,811	265,513	(7,825,391)	(7,559,878)
Balanced Allocation	118,426,648	1,091,042	(25,084,978)	(23,993,936)
Growth & Income Allocation	130,819,948	869,282	(28,966,420)	(28,097,138)
Growth Allocation	126,225,576	936,500	(30,548,061)	(29,611,561)
Aggressive Growth Allocation	62,511,530	454,554	(17,380,687)	(16,926,133)

7.	CAPITAL LOSS CARRYFORWARD	At December 31, 2008, for federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains for each succeeding year until the earlier of their utilization or expiration:

	EXPIRES IN 2009	EXPIRES IN 2010	EXPIRES IN 2011	EXPIRES IN 2012	EXPIRES IN 2013	EXPIRES IN 2014	EXPIRES IN 2015	EXPIRES IN 2016
Accessor Fund
Growth	$—	$4,327,104	$3,845,553	$—	$—	$—	$—	$14,879,476
Value	—	—	—	—	—	—	—	20,195,047
Small to Mid Cap	—	—	—	—	—	—	—	16,657,935
International Equity	—	—	—	—	—	—	—	23,256,838
Total Return	—	—	—	—	—	—	225,716	18,427,568
Strategic Alternatives	—	—	—	—	—	—	—	865,978
High Yield Bond	—	947,550	—	—	1,017,103	81,754	256,992	9,772,131
Intermediate
Fixed-Income	—	—	—	—	—	—	—	—
Short-Intermediate Fixed-Income	109,478	383,518	—	718,330	397,737	886,525	739,784	405,644
Mortgage Securities	—	—	—	—	—	4,648,320	—	732,857
Limited Duration	—	—	—	—	—	—	—	—
U.S. Government	—	—	—	—	—	—	—	—
Accessor Allocation Fund
Income Allocation	—	—	—	—	—	69,163	90,492	207,103
Income & Growth Allocation	—	—	—	—	—	—	—	—
Balanced Allocation	—	—	—	—	—	—	—	—
Growth & Income Allocation	—	—	—	—	—	—	—	—
Growth Allocation	—	—	—	—	—	—	—	—
Aggressive Growth Allocation	—	—	—	—	—	—	—	—

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NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

During the year ended December 31, 2008, Intermediate Fixed-Income Fund utilized capital loss carryovers of $520,023, and Limited Duration U.S. Government utilized capital loss carryovers of $263,598.

FIN 48

In July 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 has a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has completed evaluating the impact of the adoption of FIN 48; which result in having no effect on the Funds’ net assets, results of operations and financial statement disclosures. However, Management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds file income tax returns in the U.S. federal jurisdiction. No federal income tax returns are currently under examination. The statute of limitations on the Funds’ federal and state tax return filings remains open for the years ended December 31, 2005 through December 31, 2008.

8.	DISTRIBUTIONS TO SHAREHOLDERS	The amount and characteristics of tax-basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end as follows:

	GROWTH	VALUE	SMALL TO MID CAP

For the year ended December 31, 2007, distributions declared from:
Ordinary income	$454,394	$1,431,946	$624,186
Long-term capital gains	—	4,066,676	495,067
Distributions in Excess	—	—	—
	454,394	5,498,622	1,119,253
Return of capital	—	—	—
	$454,394	$5,498,622	$1,119,253
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$310,496	$2,021,697	$—
Long-term capital gains	—	—	1,019,747
Distributions in Excess	15,074	4,889	—
	325,570	2,026,586	1,019,747
Return of capital	—	—	—
	$325,570	$2,026,586	$1,019,747

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$—	$—	$415,397
Accumulated capital gain (loss)	—	—	—
Unrealized appreciation (depreciation)	(17,642,928)	(22,149,564)	(50,161,471)
Capital loss carryforward	(23,052,133)	(20,195,047)	(16,657,935)
Post October losses	(8,725,252)	(6,865,929)	(13,566,193)
Other cumulative effect of timing differences	—	5,952	—
	$(49,420,313)	$(49,204,588)	$(79,970,202)

142	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	INTERNATIONAL EQUITY	TOTAL RETURN	STRATEGIC ALTERNATIVES	HIGH YIELD BOND
For the year ended, December 31, 2007, distributions declared from:
Ordinary income	$12,960,990	$283,655	$—	$5,592,048
Long-term capital gains	8,130,066	—	—	—
	21,091,056	283,655	—	5,592,048
Return of capital	—	—	—	—
	$21,091,056	$283,655	$—	$5,592,048
For the year ended, December 31, 2008, distributions declared from:
Ordinary income	$4,666,352	$811,639	$1,340,908	$5,429,122
Long-term capital gains	3,715,510	—	—	—
Distributions in Excess	—	26,236	50,944	17,161
	8,381,862	837,875	1,391,852	5,446,283
Return of capital	—	—	—	—
	$8,381,862	$837,875	$1,391,852	$5,446,283
As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$4,451,466	$—	$—	$—
Undistributed long-term capital gain	—	—	—	—
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	(2,283,045)	(4,103,532)	(18,114,761)	(9,478,222)
Capital loss carryforwards	(23,256,838)	(18,653,284)	(865,978)	(12,075,530)
Post October losses	(74,374,885)	(4,850,905)	—	(4,313,318)
Other cumulative effect of timing differences	(2)	20,394	—	—
	$(95,463,304)	$(27,587,327)	$(18,980,739)	$(25,867,070)

	INTERMEDIATE FIXED-INCOME	SHORT- INTERMEDIATE FIXED-INCOME	MORTGAGE SECURITIES	LIMITED DURATION U.S. GOVERNMENT
For the year ended December 31, 2007, distributions declared from:
Ordinary income	$4,022,658	$6,028,491	$2,392,350	$2,608,520
Long-term capital gains	—	—	—	—
	4,022,658	6,028,491	2,392,350	2,608,520
Return of capital	—	—	—	—
	$4,022,658	$6,028,491	$2,392,350	$2,608,520
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$4,345,434	$3,235,530	$3,153,473	$2,099,852
Long-term capital gains	—	—	—	209,020
Distributions in Excess	—	10,057	26,224	—
	4,345,434	3,245,587	3,179,697	2,308,872
Return of capital	—	—	—	—
	$4,345,434	$3,245,587	$3,179,697	$2,308,872
As of December 31, 2008, the components of
distributable earnings/(accumulated losses)
on a tax basis were as follows:
Undistributed ordinary income	$95,641	$—	$—	$—
Undistributed long-term capital gain	107,060	—	—	26,340
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	(11,880,032)	(12,512,011)	(1,479,150)	629,971
Capital loss carryforward	—	(3,641,016)	(5,381,177)	—
Post October losses	(49,507)	(1,075,715)	—	—
Other cumulative effect of timing differences	(39,000)	(45,791)	—	—
	$(11,765,838)	$(17,274,533)	$(6,860,327)	$656,311

Growth Fund, Value Fund, Small to Mid Cap, International Equity, Total Return, High Yield Bond, Intermediate-Fixed Income, Short-Intermediate Fixed-Income, Income Allocation, Balanced Allocation, Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Fund elected to defer to the year ended December 31, 2008, approximately $8,725,253, $6,865,929, $13,566,193, $74,374,885, $4,850,905 and $4,313,318, $49,507, $1,075,715, $65,266, $444,271, $1,149,805, $517,625 and $103,566, respectively, of capital losses incurred during the period November 1, 2008 to December 31, 2008.

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NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008
	U.S. GOVERNMENT MONEY	INCOME ALLOCATION	INCOME & GROWTH ALLOCATION

For the year ended December 31, 2007, distributions declared from:
Ordinary income	$61,377,004	$1,013,027	$1,496,252
Long-term capital gains	—	—	14,200
	61,377,004	1,013,027	1,510,452
Return of capital	—	—	—
	$61,377,004	$1,013,027	$1,510,452

For the year ended December 31, 2008, distributions declared from:
Ordinary income	$28,821,359	$907,170	$1,485,098
Long-term capital gains	—	—	257,884
	28,821,359	907,170	1,742,982
Return of capital	—	—	—
	$28,821,359	$907,170	$1,742,982
As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$1,653,786	$648	$5,811
Accumulated capital gain (loss)	—	—	—
Unrealized appreciation (depreciation)	—	(2,731,455)	(7,559,878)
Capital loss carryforward	—	(366,758)	—
Post October losses	—	(65,268)	—
Other cumulative effect of timing differences	(1,535,609)	—	—
	$118,177	$(3,162,833)	$(7,554,067)

	BALANCED ALLOCATION	GROWTH & INCOME ALLOCATION	GROWTH ALLOCATION	AGGRESSIVE GROWTH ALLOCATION

For the year ended December 31, 2007, distributions declared from:
Ordinary income	$4,043,690	$4,642,512	$3,321,000	$1,435,670
Long-term capital gains	—	—	4,034	—
	4,043,690	4,642,512	3,325,034	1,435,670
Return of capital	—	—	—	—
	$4,043,690	$4,642,512	$3,325,034	$1,435,670
For the year ended December 31, 2008, distributions declared from:
Ordinary income	$3,346,545	$3,271,412	$2,049,788	$561,465
Long-term capital gains	1,084,467	2,272,470	2,896,275	1,535,632
Distributions in Excess	2,614	592	1,372	—
	4,433,626	5,544,474	4,947,435	2,097,097
Return of capital	—	—	—	—
	$4,433,626	$5,544,474	$4,947,435	$2,097,097
As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:
Undistributed ordinary income	$—	$—	$—	$2,444
Accumulated capital gain (loss)	—	—	—	—
Unrealized appreciation (depreciation)	(23,993,936)	(28,097,138)	(29,611,561)	(16,926,133)
Post October losses	(444,270)	(1,149,803)	(517,622)	(103,566)
Other cumulative effect of timing differences	—	—	—	—
	$(24,438,206)	$(29,246,941)	$(30,129,183)	$(17,027,255)

144	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008

In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These classifications have no impact on the net asset value of the Funds. These differences, which may result in distribution reclassifications, are primarily due to distributions in excess of tax earnings and profits and operating loss. As of December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts below:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED REALIZED LOSS	PAID-IN CAPITAL

Accessor Growth	$22,704	$(7,351)	$(15,353)
Accessor Value	(61,932)	74,127	(12,195)
Accessor Small to Mid Cap	252,742	(186,893)	(65,849)
Accessor International Equity	73,160	(73,160)	—
Accessor Total Return	28,145	(1,909)	(26,236)
Accessor Strategic Alternatives	(4,870)	55,813	(50,943)
Accessor High Yield Bond	17,161	—	(17,161)
Accessor Intermediate Fixed-Income	198,842	(198,842)	—
Accessor Short-Intermediate Fixed-Income	290,850	(177,570)	(113,280)
Accessor Mortgage Securities	(90,865)	117,089	(26,224)
Accessor Limited Duration U.S. Government	(29,196)	29,196	—
Accessor U.S. Government Money	327,819	—	(327,819)
Accessor Income Allocation	—	—	—
Accessor Income & Growth Allocation	93,084	(93,084)	—
Accessor Balanced Allocation	448,541	(445,927)	(2,614)
Accessor Growth & Income Allocation	655,711	(655,118)	(593)
Accessor Growth Allocation	811,412	(810,040)	(1,372)
Accessor Aggressive Growth Allocation	451,701	(451,701)	—

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NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

9. AFFILIATED COMPANIES

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control:

	PURCHASE COST	SALES COST	DIVIDEND INCOME	2008 VALUE	2007 VALUE
Accessor Income Allocation Fund
INVESTMENT COMPANIES
ACCESSOR FUNDS – Advisor Class Shares
High Yield Bond	$879,126	$225,000	$296,103	$3,095,113	$3,564,456
Intermediate Fixed-Income	849,809	—	267,308	4,827,696	4,334,874
Mortgage Securities	1,818,452	1,075,000	192,347	4,307,889	4,549,443
Short-Intermediate Fixed-Income	144,149	1,025,000	230,902	3,010,906	3,723,132
U.S. Government Money	5,350,122	5,750,000	32,245	665,619	1,065,497
TOTAL	$9,041,658	$8,075,000	$1,018,905	$15,907,223	$17,237,402

Accessor Income & Growth Allocation Fund
INVESTMENT COMPANIES
ACCESSOR FUNDS – Advisor Class Shares
Growth	$500,000	$825,000	$8,886	$2,568,739	$4,021,305
High Yield Bond	441,996	350,000	427,270	4,166,421	5,734,801
Intermediate Fixed-Income	484,448	300,000	397,440	6,703,477	7,098,672
International Equity	800,000	1,025,000	2,646	2,496,334	5,569,033
Mortgage Securities	2,025,386	1,325,000	270,972	6,331,124	5,842,595
Short-Intermediate Fixed-Income	27,907	925,000	329,984	4,753,879	6,580,147
Small to Mid Cap	900,000	150,000	—	1,546,571	1,625,668
Strategic Alternatives	4,480,000	—	52,121	3,806,784	—
U.S. Government Money	3,301,611	2,913,524	32,345	825,265	437,177
Value	500,000	275,000	55,157	2,509,339	3,623,890
TOTAL	$13,461,348	$8,088,524	$1,576,821	$35,707,933	$40,533,288

Accessor Balanced Allocation Fund
INVESTMENT COMPANIES
ACCESSOR FUND – Advisor Class Shares
Growth	$800,000	$4,300,000	$40,066	$10,856,242	$19,986,466
High Yield Bond	457,065	1,950,000	882,578	7,833,468	12,713,240
Intermediate Fixed-Income	2,617,486	1,700,000	775,001	12,401,614	12,669,831
International Equity	2,950,000	2,975,000	11,947	12,023,153	24,161,775
Mortgage Securities	5,074,946	2,455,000	528,169	11,786,567	9,653,411
Short-Intermediate Fixed-Income	57,219	125,000	654,897	9,746,976	11,634,509
Small to Mid Cap	3,650,000	1,400,000	—	7,404,152	9,004,526
Strategic Alternatives	12,775,000	1,400,000	143,001	9,383,156
U.S. Government Money	11,355,678	11,000,000	114,029	1,855,910	1,500,232
Value	2,050,000	2,950,000	262,470	11,141,474	18,757,146
TOTAL	$41,787,394	$30,255,000	$3,412,158	$94,432,712	$120,081,136

146	ANNUAL REPORT DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	PURCHASE COST	SALES COST	DIVIDEND INCOME	2008 VALUE	2007 VALUE
Accessor Growth & Income Allocation Fund
INVESTMENT COMPANIES
ACCESSOR FUNDS – Advisor Class Shares
Growth	$1,000,000	$8,975,000	$56,084	$14,751,764	$30,930,649
High Yield Bond	72,002	1,850,000	810,326	6,783,766	11,601,942
Intermediate Fixed-Income	1,410,753	1,000,000	679,572	11,296,489	11,868,480
International Equity	1,050,000	7,075,000	17,886	15,618,177	40,483,560
Mortgage Securities	6,694,460	2,100,000	461,174	10,379,842	6,244,451
Short-Intermediate Fixed-Income	66,787	4,950,000	809,362	8,400,522	15,627,143
Small to Mid Cap	4,300,000	3,050,000	—	10,157,787	14,326,419
Strategic Alternatives	15,710,000	3,300,000	169,795	10,139,870	—
U.S. Government Money	16,506,148	16,526,962	61,651	—	20,815
Value	2,200,000	5,450,000	376,511	15,194,593	28,220,090
TOTAL	$49,010,150	$54,276,962	$3,442,361	$102,722,810	$159,323,549

Accessor Growth Allocation Fund
INVESTMENT COMPANIES
ACCESSOR FUNDS – Advisor Class Shares
Growth	$950,000	$9,100,000	$70,728	$18,667,115	$37,339,394
High Yield Bond	34,344	3,700,000	448,052	3,099,014	8,286,395
Intermediate Fixed-Income	5,666,082	650,000	270,727	5,893,781	1,090,704
International Equity	800,000	5,700,000	22,289	19,532,772	47,350,902
Mortgage Securities	3,161,563	1,750,000	246,963	4,908,154	3,754,401
Short-Intermediate Fixed-Income	701,992	150,000	295,672	4,445,710	4,710,296
Small to Mid Cap	5,325,000	2,475,000	—	12,139,229	16,473,627
Strategic Alternatives	14,745,000	3,050,000	160,144	9,486,700	—
U.S. Government Money	10,103,727	10,103,727	24,677	—	—
Value	1,300,000	4,325,000	466,700	18,441,540	33,899,321
TOTAL	$42,787,708	$41,003,727	$2,005,952	$96,614,015	$152,905,040

Accessor Aggressive Growth Allocation Fund
INVESTMENT COMPANIES
ACCESSOR FUNDS – Advisor Class Shares
Growth	$2,875,000	$6,750,000	$42,785	$10,724,244	$20,884,255
International Equity	2,985,000	6,975,000	12,012	11,521,372	29,130,294
Small to Mid Cap	3,700,000	1,150,000	—	7,622,267	9,575,478
Strategic Alternatives	7,245,000	1,450,000	78,681	4,730,433	—
U.S. Government Money	—	—	—	34	34
Value	2,540,000	3,050,000	294,023	10,987,047	19,287,628
TOTAL	$19,345,000	$19,375,000	$427,501	$45,585,397	$78,877,689

10. INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

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ACCESSOR GROWTH FUND FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$27.48	$26.03	$24.49	$23.08	$20.77

Net investment income (loss)[1]	0.06	0.08	0.07	0.05	0.13
Net realized and unrealized gain (loss) on investments[1]	(9.46)	1.44	1.54	1.43	2.26
Total from investment operations	(9.40)	1.52	1.61	1.48	2.39

Distributions from net investment income	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)
Total distributions	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

NET ASSET VALUE, END OF PERIOD	$18.01	$27.48	$26.03	$24.49	$23.08

TOTAL RETURN[2]	(34.24% )	5.86%	6.56%	6.44%	11.52%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$80,617	$161,713	$178,084	$133,132	$113,110
Ratio of expenses to average net assets[5]	1.02%	1.12%	1.20%	1.22%	0.91%
Ratio of net investment income (loss) to average net assets	0.26%	0.30%	0.29%	0.21%	0.60%
Portfolio turnover rate	166.14%	190.94%	130.94%	97.70%	141.00%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$26.87	$25.49	$24.00	$22.65	$20.42

Net investment income (loss)[1]	0.06	(0.01)	0.02	(0.03)	0.01
Net realized and unrealized gain (loss) on investments[1]	(9.19)	1.41	1.51	1.41	2.23
Total from investment operations	(9.13)	1.40	1.53	1.38	2.24

Distributions from net investment income	(0.16)	(0.02)	(0.04)	(0.03)	(0.01)
Total distributions	(0.16)	(0.02)	(0.04)	(0.03)	(0.01)
Redemption fees	—	—	0.00[3]	0.00[3]	0.00[3]

NET ASSET VALUE, END OF PERIOD	$17.58	$26.87	$25.49	$24.00	$22.65

TOTAL RETURN[2]	(33.96% )	5.49%	6.36%	6.11%	10.96%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$812	$2,037	$2,293	$2,682	$2,687
Ratio of expenses to average net assets[5]	1.00%	1.47%	1.39%	1.54%	1.37%
Ratio of net investment income (loss) to average net assets	0.26%	(0.05% )	0.06%	(0.13% )	0.05%
Portfolio turnover rate	166.14%	190.94%	130.94%	97.70%	141.00%

148	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR GROWTH FUND FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$26.61	$25.39	$24.07	$22.83	$20.68

Net investment income (loss)[1]	(0.19)	(0.18)	(0.17)	(0.18)	(0.07)
Net realized and unrealized gain (loss) on investments[1]	(9.10)	1.40	1.49	1.42	2.22
Total from investment operations	(9.29)	1.22	1.32	1.24	2.15

Distributions from net investment income	—	—	—	—	—
Total distributions	—	—	—	—	—
Redemption fees	—	—	0.00[3]	0.00[3]	0.00[3]

NET ASSET VALUE, END OF PERIOD	$17.32	$26.61	$25.39	$24.07	$22.83

TOTAL RETURN[2]	(34.91% )	4.81%	5.48%	5.43%	10.40%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$866	$5,470	$5,269	$4,095	$3,327
Ratio of expenses to average net assets[5]	2.00%	2.10%	2.20%	2.22%	1.92%
Ratio of net investment income (loss) to average net assets	(0.81% )	(0.70% )	(0.71% )	(0.80% )	(0.35% )
Portfolio turnover rate	166.14%	190.94%	130.94%	97.70%	141.00%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$27.30	$25.89	$24.40	$23.02	$20.75

Net investment income (loss)[1]	(0.02)	(0.01)	(0.01)	(0.03)	0.17
Net realized and unrealized gain (loss) on investments[1]	(9.40)	1.43	1.52	1.44	2.13
Total from investment operations	(9.42)	1.42	1.51	1.41	2.30

Distributions from net investment income	(0.02)	(0.01)	(0.02)	(0.03)	(0.03)
Total distributions	(0.02)	(0.01)	(0.02)	(0.03)	(0.03)
Redemption fees	—	—	0.00[3]	0.00[3]	0.00[3]

NET ASSET VALUE, END OF PERIOD	$17.86	$27.30	$25.89	$24.40	$23.02

TOTAL RETURN[2,4]	(34.49% )	5.50%	6.20%	6.13%	11.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$524	$780	$779	$746	$175
Ratio of expenses to average net assets[5]	1.38%	1.46%	1.55%	1.62%	1.30%
Ratio of net investment income (loss) to average net assets	(0.09% )	(0.04% )	(0.05% )	(0.11% )	0.77%
Portfolio turnover rate	166.14%	190.94%	130.94%	97.70%	141.00%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Less than $0.005 per share.
[4]Class A total return does not include the one-time front-end sales charge.
[5]The effect of any custody credits on this ratio is less than 0.01%.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	149

ACCESSOR VALUE FUND FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.85	$23.94	$20.86	$19.93	$17.58

Net investment income (loss)[1]	0.36	0.26	0.31	0.27	0.23
Net realized and unrealized gain (loss) on investments[1]	(9.64)	0.55	3.09	0.93	2.33
Total from investment operations	(9.28)	0.81	3.40	1.20	2.56

Distributions from net investment income	(0.36)	(0.24)	(0.32)	(0.27)	(0.21)
Distributions from capital gains	—	(0.66)	—	—	—
Total distributions	(0.36)	(0.90)	(0.32)	(0.27)	(0.21)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	—	0.00[3]

NET ASSET VALUE, END OF PERIOD	$14.21	$23.85	$23.94	$20.86	$19.93

TOTAL RETURN[2]	(39.18% )	3.32%	16.42%	6.09%	14.67%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$78,171	$141,422	$127,895	$109,228	$94,222
Ratio of expenses to average net assets[5]	1.01%	0.97%	0.99%	1.00%	0.84%
Ratio of net expenses to average net assets[5]	1.01%	0.97%	0.99%	0.85%	0.84%
Ratio of net investment income to average net assets[5]	1.87%	1.04%	1.40%	1.36%	1.27%
Portfolio turnover rate	144.57%	158.41%	64.20%	70.01%	88.83%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.87	$23.97	$20.88	$19.95	$17.57

Net investment income (loss)[1]	0.26	0.13	0.20	0.21	0.14
Net realized and unrealized gain (loss) on investments[1]	(9.64)	0.55	3.10	0.93	2.34
Total from investment operations	(9.38)	0.68	3.30	1.14	2.48
Distributions from net investment income	(0.26)	(0.12)	(0.21)	(0.21)	(0.10)
Distributions from capital gains	—	(0.66)	—	—	—
Total distributions	(0.26)	(0.78)	(0.21)	(0.21)	(0.10)
Redemption fees	—	—	0.00[3]	—	0.00[3]

NET ASSET VALUE, END OF PERIOD	$14.23	$23.87	$23.97	$20.88	$19.95

TOTAL RETURN[2]	(39.49% )	2.76%	15.88%	5.78%	14.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$795	$2,053	$2,207	$2,448	$2,372
Ratio of expenses to average net assets[5]	1.50%	1.47%	1.47%	1.29%	1.30%
Ratio of net expenses to average net assets[5]	1.50%	1.47%	1.47%	1.14%	1.30%
Ratio of net investment income to average net assets[5]	1.32%	0.53%	0.91%	1.06%	0.78%
Portfolio turnover rate	144.57%	158.41%	64.20%	70.01%	88.83%

150	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR VALUE FUND
FINANCIAL HIGH LIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.79	$23.92	$20.84	$19.92	$17.57

Net investment income (loss)[1]	0.15	0.01	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments[1]	(9.59)	0.54	3.09	0.93	2.33
Total from investment operations	(9.44)	0.55	3.18	1.00	2.38

Distributions from net investment income	(0.16)	(0.02)	(0.10)	(0.08)	(0.03)
Distributions from capital gains	—	(0.66)	—	—	—
Total distributions	(0.16)	(0.68)	(0.10)	(0.08)	(0.03)
Redemption fees	—	—	0.00 [3]	—	0.00 [3]

NET ASSET VALUE, END OF PERIOD	$14.19	$23.79	$23.92	$20.84	$19.92
TOTAL RETURN[2]	(39.79)%	2.23%	15.31%	5.02%	13.56%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$581	$4,162	$3,831	$3,314	$3,020
Ratio of expenses to average net assets[5]	1.99%	1.97%	1.99%	2.00%	1.84%
Ratio of net expenses to average net assets[5]	1.99%	1.97%	1.99%	1.85%	1.84%
Ratio of net investment income to average net assets	0.75%	0.03%	0.40%	0.36%	0.26%
Portfolio turnover rate	144.57%	158.41%	64.20%	70.01%	88.83%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.84	$23.95	$20.84	$19.91	$17.57

Net investment income (loss)[1]	0.29	0.18	0.25	0.20	0.20
Net realized and unrealized gain (loss) on investments[1]	(9.63)	0.53	3.10	0.93	2.29
Total from investment operations	(9.34)	0.71	3.35	1.13	2.49

Distributions from net investment income	(0.29)	(0.16)	(0.24)	(0.20)	(0.15)
Distributions from capital gains	—	(0.66)	—	—	—
Total distributions	(0.29)	(0.82)	(0.24)	(0.20)	(0.15)
Redemption fees	—	—	0.00 [3]	—	0.00 [3]

NET ASSET VALUE, END OF PERIOD	$14.21	$23.84	$23.95	$20.84	$19.91

TOTAL RETURN[2,4]	(39.38)%	3.07%	16.00%	5.72%	14.24%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$91	$256	$160	$1,096	$1,075
Ratio of expenses to average net assets[5]	1.35%	1.25%	1.35%	1.34%	1.18%
Ratio of net expenses to average net assets[5]	1.35%	1.25%	1.35%	1.19%	1.18%
Ratio of net investment income to average net assets	1.48%	0.70%	1.05%	1.00%	1.00%
Portfolio turnover rate	144.57%	158.41%	64.20%	70.01%	88.83%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Less than 0.005 per share
[4]Class A total return does not include the one-time front-end sales charge.
[5]The effect of any custody credits on this ratio is less than 0.01%.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	151

ACCESSOR SMALL TO MID CAP FUND
FINANCIAL HIGH LIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$31.02	$32.06	$28.20	$24.96	$21.00

Net investment income (loss)[1]	0.03	0.05	0.05	0.03	(0.02)
Net realized and unrealized gain (loss) on investments[1]	(12.50)	(0.97)	3.83	3.21	3.98
Total from investment operations	(12.47)	(0.92)	3.88	3.24	3.96

Distributions from net investment income	—	(0.07)	(0.02)	—	0.00 [6]
Distributions from capital gains	(0.13)	(0.05)	—	—	—
Total distributions	(0.13)	(0.12)	(0.02)	—	0.00 [4]
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]

NET ASSET VALUE, END OF PERIOD	$18.42	$31.02	$32.06	$28.20	$24.96

TOTAL RETURN[2]	(40.33)%	(2.89)%	13.75%	12.98%	18.86%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$138,263	$291,934	$288,277	$155,235	$163,878
Ratio of expenses (including dividend expense) to average net assets[5,6]	1.52%	1.26%	1.22%	1.26%	1.20%
Ratio of expenses (excluding dividend expense) to average net assets[5,6]	1.34%	1.20%	1.22%	1.26%	1.20%
Ratio of net investment income (loss) (including dividend expense) to average net assets[5,6]	0.10%	0.15%	0.18%	0.13%	(0.09)%
Ratio of net investment income (loss) (excluding dividend expense) to average net assets[5,6]	0.28%	0.21%	0.18%	0.13%	(0.09)%
Portfolio turnover rate	139.69%	57.25%	37.24%	41.64%	46.31%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$29.76	$30.84	$27.24	$24.20	$20.46

Net investment income (loss)[1]	(0.11)	(0.10)	(0.08)	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments[1]	(11.94)	(0.93)	3.68	3.10	3.86
Total from investment operations	(12.05)	(1.03)	3.60	3.04	3.74

Distributions from net investment income	—	—	—	—	—
Distributions from capital gains	(0.13)	(0.05)	—	—	—
Total distributions	(0.13)	(0.05)	—	—	—
Redemption fees	—	(0.004)	0.00 [4]	0.00 [4]	0.00 [4]

NET ASSET VALUE, END OF PERIOD	$17.58	$29.76	$30.84	$27.24	$24.20

TOTAL RETURN[2]	(40.63)%	(3.35)%	13.22%	12.56%	18.28%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,744	$4,719	$4,396	$4,028	$3,414
Ratio of expenses (including dividend expense) to average net assets[5,6]	2.02%	1.74%	1.68%	1.64%	1.67%
Ratio of expenses (excluding dividend expense) to average net assets[5,6]	1.84%	1.68%	1.68%	1.64%	1.67%
Ratio of net investment loss (including dividend expense) to average net assets[5,6]	(0.44)%	(0.33)%	(0.29)%	(0.24)%	(0.56)%
Ratio of net investment loss (excluding dividend expense) to average net assets[5,6]	(0.26)%	(0.27)%	(0.29)%	(0.24)%	(0.56)%
Portfolio turnover rate	139.69%	57.25%	37.24%	41.64%	46.31%

152	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SMALL TO MID CAP FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$29.65	$30.88	$27.43	$24.52	$20.84

Net investment income (loss)[1]	(0.25)	(0.27)	(0.24)	(0.21)	(0.23)
Net realized and unrealized gain (loss) on investments[1]	(11.85)	(0.91)	3.69	3.12	3.91
Total from investment operations	(12.10)	(1.18)	3.45	2.91	3.68

Distributions from net investment income	—	—	—	—	—
Distributions from capital gains	(0.13)	(0.05)	—	—	—
Total distributions	(0.13)	(0.05)	—	—	—
Redemption fees	—	—	(0.004)	(0.004)	(0.004)

NET ASSET VALUE, END OF PERIOD	$17.42	$29.65	$30.88	$27.43	$24.52
TOTAL RETURN[2]	(40.95)%	(3.83)%	12.58%	11.87%	17.66%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$699	$3,250	$3,272	$2,617	$2,439
Ratio of expenses (including dividend expense) to average net assets[5,6]	2.53%	2.26%	2.22%	2.27%	2.20%
Ratio of expenses (excluding dividend expense) to average net assets[5,6]	2.35%	2.20%	2.22%	2.27%	2.20%
Ratio of net investment loss (including dividend expense) to average net assets[5,6]	(0.97)%	(0.85)%	(0.82)%	(0.84)%	(1.09)%
Ratio of net investment loss (excluding dividend expense) to average net assets[5,6]	(0.79%)	(0.79)%	(0.82)%	(0.84)%	(1.09)%
Portfolio turnover rate	139.69%	57.25%	37.24%	41.64%	46.31%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$30.60	$31.67	$27.94	$24.83	$20.98

Net investment income (loss)[1]	(0.06)	(0.03)	(0.05)	(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments[1]	(12.31)	(0.98)	3.78	3.16	3.95
Total from investment operations	(12.37)	(1.01)	3.73	3.11	3.85

Distributions from net investment income	—	(0.01)	—	—	—
Distributions from capital gains	(0.13)	(0.05)	—	—	—
Total distributions	(0.13)	(0.06)	—	—	—
Redemption fees	—	—	(0.00)[4]	(0.00)[4]	(0.00)[4]

NET ASSET VALUE, END OF PERIOD	$18.10	$30.60	$31.67	$27.94	$24.83

TOTAL RETURN[2,3]	(40.56)%	(3.24)%	13.39%	12.53%	18.35%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$3,263	$5,851	$354	$704	$622
Ratio of expenses (including dividend expense) to average net assets[5,6]	1.87%	1.58%	1.57%	1.62%	1.55%
Ratio of expenses (excluding dividend expense) to average net assets[5,6]	1.69%	1.52%	1.57%	1.62%	1.55%
Ratio of net investment loss (including dividend expense) to average net assets[5,6]	(0.23)%	(0.08)%	(0.17)%	(0.21)%	(0.42)%
Ratio of net investment loss (excluding dividend expense) to average net assets[5,6]	(0.05)%	(0.02)%	(0.17)%	(0.21)%	(0.42)%
Portfolio turnover rate	139.69%	57.25%	37.24%	41.64%	46.31%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]Less than $0.005 per share.
[5]The effect of any custody credits on this ratio is less than 0.01%.
[6]Dividend expense totaled 0.18%, 0.06%, 0%, 0% and 0%, respectively, of average net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	153

ACCESSOR INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.93	$22.99	$17.35	$15.21	$12.96
Net investment income (loss)[1]	0.46	0.24	0.10	0.14	0.15
Net realized and unrealized gain (loss) on investments[1]	(12.63)	2.71	5.65	2.04	2.15
Total from investment operations	(12.17)	2.95	5.75	2.18	2.30
Distributions from net investment income	(0.01)	(0.20)	(0.11)	(0.04)	(0.05)
Distributions from capital gains	(0.86)	(1.81)	—	—	—
Total distributions	(0.87)	(2.01)	(0.11)	(0.04)	(0.05)
Redemption fees	0.00 [5]	0.00 [5]	(0.00)[5]	(0.00)[5]	(0.00)[5]

NET ASSET VALUE, END OF PERIOD	$10.89	$23.93	$22.99	$17.35	$15.21

TOTAL RETURN[2]	(52.29)%	12.97%	33.13%	14.33%	17.76%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$94,963	$241,397	$152,545	$100,146	$87,790
Ratio of expenses to average net assets[4]	1.25%	1.33%	1.44%	1.41%	1.24%
Ratio of net investment income (loss) to average net assets	2.49%	0.96%	0.53%	0.89%	1.09%
Portfolio turnover rate	102.02%	73.71%	93.54%	127.58%	15.91%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.14	$22.32	$16.85	$14.79	$12.61

Net investment income (loss)[1]	0.37	0.07	0.03	0.10	0.09
Net realized and unrealized gain (loss) on investments[1]	(12.20)	2.66	5.46	1.96	2.09
Total from investment operations	(11.83)	2.73	5.49	2.06	2.18

Distributions from net investment income	(0.01)	(0.10)	(0.02)	—	—
Distributions from capital gains	(0.86)	(1.81)	—	—	—
Total distributions	(0.87)	(1.91)	(0.02)	—	—
Redemption fees	0.02	0.00 [5]	(0.00)[5]	(0.00)[5]	(0.00)[5]

NET ASSET VALUE, END OF PERIOD	$10.46	$23.14	$22.32	$16.85	$14.79

TOTAL RETURN[2]	(52.57)%	12.37%	32.59%	13.93%	17.29%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,845	$6,523	$1,746	$1,200	$1,159
Ratio of expenses to average net assets[4]	1.76%	1.79%	1.92%	1.68%	1.69%
Ratio of net investment income (loss) to average net assets	2.05%	0.27%	0.18%	0.65%	0.67%
Portfolio turnover rate	102.02%	73.71%	93.54%	127.58%	15.91%

154	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$23.14	$22.33	$16.94	$14.97	$12.83

Net investment income (loss)[1]	0.14	(0.01)	(0.09)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments[1]	(12.01)	2.63	5.48	1.99	2.13
Total from investment operations	(11.87)	2.62	5.39	1.97	2.14

Distributions from net investment income	—	—	—	—	—
Distributions from capital gains	(0.86)	(1.81)	—	—	—
Total distributions	(0.86)	(1.81)	—	—	—
Redemption fees	—	0.00 [5]	(0.00)[5]	(0.00)[5]	(0.00)[5]

NET ASSET VALUE, END OF PERIOD	$10.41	$23.14	$22.33	$16.94	$14.97
TOTAL RETURN[2]	(52.82)%	11.85%	31.82%	13.16%	16.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,111	$7,631	$5,095	$2,392	$1,748
Ratio of expenses to average net assets[4]	2.27%	2.33%	2.41%	2.41%	2.24%
Ratio of net investment income (loss) to average net assets	0.75%	(0.03)%	(0.48)%	(0.12)%	0.10%
Portfolio turnover rate	102.02%	73.71%	93.54%	127.58%	15.91%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$23.77	$22.87	$17.27	$15.17	$12.94

Net investment income (loss)[1]	0.40	(0.02)	0.05	0.08	0.15
Net realized and unrealized gain (loss) on investments[1]	(12.52)	2.86	5.60	2.02	2.11
Total from investment operations	(12.12)	2.84	5.65	2.10	2.26

Distributions from net investment income	(0.01)	(0.13)	(0.05)	—	(0.03)
Distributions from capital gains	(0.86)	(1.81)	—	—	—
Total distributions	(0.87)	(1.94)	(0.05)	—	(0.03)
Redemption fees	—	0.00 [5]	(0.00)[5]	(0.00)[5]	(0.00)[5]

NET ASSET VALUE, END OF PERIOD	$10.78	$23.77	$22.87	$17.27	$15.17
TOTAL RETURN[2,3]	(52.47)%	12.56%	32.73%	13.84%	17.45%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$4,795	$11,927	$709	$521	$360
Ratio of expenses to average net assets[4]	1.59%	1.57%	1.90%	1.77%	1.56%
Ratio of net investment income (loss) to average net assets	2.21%	(0.09)%	0.22%	0.50%	1.01%
Portfolio turnover rate	102.02%	73.71%	93.54%	127.58%	15.91%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]The effect of any custody credits on this ratio is less than 0.01%.
[5]Less than $0.005 per share.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	155

ACCESSOR TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	2008	2007[3]

NET ASSET VALUE, BEGINNING OF PERIOD	$9.85	$10.00

Net investment income (loss)[1]	0.14	0.07
Net realized and unrealized gain (loss) on investments[1]	(4.46)	(0.16)
Total from investment operations	(4.32)	(0.09)

Distributions from net investment income	(0.14)	(0.06)
Total distributions	(0.14)	(0.06)

NET ASSET VALUE, END OF PERIOD	$5.39	$9.85
TOTAL RETURN[2]	(44.13)%	(0.96)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$31,182	$57,067
Ratio of expenses to average net assets	0.89%	0.87%*
Ratio of net investment income to average net assets	1.76%	2.37%*
Portfolio turnover rate	1,219.95%[4]	512.93%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Commenced operations on September 10, 2007.

[4]The Fund from time to time utilizes short term trading strategies, it will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may significantly exceed 100%.

*Annualized

Please see “Notes to Financial Statements” for further information.

156	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR STRATEGIC ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

2008[3]

NET ASSET VALUE, BEGINNING OF PERIOD	$12.00

Net investment income[1]	0.16
Net realized and unrealized gain on investments[1]	(1.74)
Total from investment operations	(1.58)

Distributions from net investment income	(0.15)
Total distributions	(0.15)
Redemption Fees	0.00 [4]

NET ASSET VALUE, END OF PERIOD	$10.27
TOTAL RETURN[2]	(13.25)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$102,327
Ratio of expenses to average net assets	1.04%*
Ratio of net investment income (loss) to average net assets	1.54%*
Portfolio turnover rate	158.92%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Commenced operations on January 29, 2008.
[4]Less than $0.005 per share.
*Annualized

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	157

ACCESSOR HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.44	$11.01	$10.72	$11.31	$11.18

Net investment income (loss)[1]	0.77	0.80	0.80	0.82	0.89
Net realized and unrealized gain (loss) on investments[1]	(2.98)	(0.57)	0.31	(0.58)	0.12
Total from investment operations	(2.21)	0.23	1.11	0.24	1.01

Distributions from net investment income	(0.78)	(0.80)	(0.82)	(0.83)	(0.88)
Total distributions	(0.78)	(0.80)	(0.82)	(0.83)	(0.88)
Redemption fees	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]

NET ASSET VALUE, END OF PERIOD	$7.45	$10.44	$11.01	$10.72	$11.31

TOTAL RETURN[2]	(22.16)%	2.10%	10.82%	2.20%	9.49%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$50,902	$72,604	$59,931	$50,311	$50,920
Ratio of expenses to average net assets[4]	0.96%	0.91%	0.90%	0.93%	0.83%
Ratio of net investment income to average net assets	8.16%	7.38%	7.52%	7.51%	8.00%
Portfolio turnover rate	109.77%	86.29%	87.80%	62.75%	75.03%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.45	$11.01	$10.73	$11.30	$11.18

Net investment income (loss)[1]	0.71	0.76	0.82	0.78	0.84
Net realized and unrealized gain (loss) on investments[1]	(2.98)	(0.56)	0.28	(0.55)	0.11
Total from investment operations	(2.27)	0.20	1.10	0.23	0.95

Distributions from net investment income	(0.73)	(0.76)	(0.82)	(0.80)	(0.83)
Total distributions	(0.73)	(0.76)	(0.82)	(0.80)	(0.83)
Redemption fees	—	—	0.00 [5]	0.00 [5]	0.00 [5]

NET ASSET VALUE, END OF PERIOD	$7.45	$10.45	$11.01	$10.73	$11.30

TOTAL RETURN[2]	(22.54)%	1.85%	10.71%	2.11%	8.95%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$486	$1,850	$498	$471	$1,277
Ratio of expenses to average net assets[4]	1.45%	1.29%	0.91%	1.22%	1.28%
Ratio of net investment income to average net assets	7.32%	7.02%	7.54%	7.29%	7.47%
Portfolio turnover rate	109.77%	86.29%	87.80%	62.75%	75.03%

158	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.43	$10.99	$10.71	$11.29	$11.17

Net investment income (loss)[1]	0.67	0.69	0.70	0.71	0.77
Net realized and unrealized gain (loss) on investments[1]	(2.98)	(0.56)	0.29	(0.57)	0.13
Total from investment operations	(2.31)	0.13	0.99	0.14	0.90

Distributions from net investment income	(0.68)	(0.69)	(0.71)	(0.72)	(0.78)
Total distributions	(0.68)	(0.69)	(0.71)	(0.72)	(0.78)
Redemption fees	—	—	0.00 [5]	0.00 [5]	0.00 [5]

NET ASSET VALUE, END OF PERIOD	$7.44	$10.43	$10.99	$10.71	$11.29

TOTAL RETURN[2]	(22.97)%	1.17%	9.65%	1.29%	8.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$623	$1,416	$1,804	$1,565	$1,935
Ratio of expenses to average net assets[4]	1.96%	1.89%	1.90%	1.93%	1.83%
Ratio of net investment income to average net assets	7.03%	6.37%	6.53%	6.51%	6.99%
Portfolio turnover rate	109.77%	86.29%	87.80%	62.75%	75.03%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.44	$11.00	$10.72	$11.30	$11.17

Net investment income (loss)[1]	0.74	0.77	0.77	0.79	0.86
Net realized and unrealized gain (loss) on investments[1]	(2.99)	(0.55)	0.30	(0.57)	0.13
Total from investment operations	(2.25)	0.22	1.07	0.22	0.99

Distributions from net investment income	(0.75)	(0.78)	(0.79)	(0.80)	(0.86)
Total distributions	(0.75)	(0.78)	(0.79)	(0.80)	(0.86)
Redemption fees	—	—	0.00 [5]	0.00	0.00 [5]

NET ASSET VALUE, END OF PERIOD	$7.44	$10.44	$11.00	$10.72	$11.30

TOTAL RETURN[2,3]	(22.38)%	1.96%	10.44%	2.05%	9.25%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$332	$1,410	$158	$144	$136
Ratio of expenses to average net assets[4]	1.20%	1.17%	1.16%	1.18%	1.07%
Ratio of net investment income to average net assets	7.54%	7.18%	7.27%	7.28%	7.70%
Portfolio turnover rate	109.77%	86.29%	87.80%	62.75%	75.03%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]The effect of any custody credits on this ratio is less than 0.01%.
[5]Less than $0.005 per share

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	159

ACCESSOR INTERMEDIATE FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.86	$11.24	$11.64	$11.91	$12.13

Net investment income (loss)[1]	0.56	0.75	0.79	0.63	0.60
Net realized and unrealized gain (loss) on investments[1]	(0.84)	(0.36)	(0.38)	(0.20)	(0.14)
Total from investment operations	(0.28)	0.39	0.41	0.43	0.46

Distributions from net investment income	(0.59)	(0.77)	(0.81)	(0.66)	(0.59)
Distributions from capital gains	—	—	—	(0.04)	(0.09)
Total distributions	(0.59)	(0.77)	(0.81)	(0.70)	(0.68)

NET ASSET VALUE, END OF PERIOD	$9.99	$10.86	$11.24	$11.64	$11.91

TOTAL RETURN[2]	(2.43)%	3.64%	3.73%	3.69%	3.88%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$63,900	$71,409	$36,331	$56,312	$51,548
Ratio of expenses to average net assets[3]	0.88%	0.79%	0.73%	0.73%	0.87%
Ratio of net investment income to average net assets	5.49%	6.87%	6.90%	5.36%	5.04%
Portfolio turnover rate	259.79%	71.66%	102.65%	93.26%	125.84%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.85	$11.23	$11.63	$11.91	$12.13

Net investment income (loss)[1]	0.51	0.70	0.75	0.61	0.53
Net realized and unrealized gain (loss) on investments[1]	(0.83)	(0.36)	(0.39)	(0.22)	(0.13)
Total from investment operations	(0.32)	0.34	0.36	0.39	0.40

Distributions from net investment income	(0.54)	(0.72)	(0.76)	(0.63)	(0.53)
Distributions from capital gains	—	—	—	(0.04)	(0.09)
Total distributions	(0.54)	(0.72)	(0.76)	(0.67)	(0.62)

NET ASSET VALUE, END OF PERIOD	$9.99	$10.85	$11.23	$11.63	$11.91

TOTAL RETURN[2]	(2.85)%	3.15%	3.30%	3.36%	3.37%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,260	$7,083	$1,646	$1,552	$982
Ratio of expenses to average net assets[3]	1.33%	1.29%	1.15%	0.97%	1.38%
Ratio of net investment income to average net assets	4.91%	6.45%	6.64%	5.12%	4.23%
Portfolio turnover rate	259.79%	71.66%	102.65%	93.26%	125.84%

160	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INTERMEDIATE FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.86	$11.23	$11.63	$11.91	$12.12

Net investment income (loss)[1]	0.45	0.71	0.70	0.52	0.47
Net realized and unrealized gain (loss) on investments[1]	(0.83)	(0.44)	(0.40)	(0.22)	(0.12)
Total from investment operations	(0.38)	0.27	0.30	0.30	0.35

Distributions from net investment income	(0.49)	(0.64)	(0.70)	(0.54)	(0.47)
Distributions from capital gains	—	—	—	(0.04)	(0.09)
Total distributions	(0.49)	(0.64)	(0.70)	(0.58)	(0.56)

NET ASSET VALUE, END OF PERIOD	$9.99	$10.86	$11.23	$11.63	$11.91

TOTAL RETURN[2]	(3.40)%	2.51%	2.76%	2.59%	2.95%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$600	$856	$5,119	$846	$865
Ratio of expenses to average net assets[3]	1.87%	1.72%	1.74%	1.73%	1.87%
Ratio of net investment income to average net assets	4.47%	6.26%	6.08%	4.37%	3.96%
Portfolio turnover rate	259.79%	71.66%	102.65%	93.26%	125.84%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]The effect of any custody credits on this ratio is less than 0.01%.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	161

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$11.20	$11.62	$11.76	$11.98	$12.18

Net investment income (loss)[1]	0.56	0.71	0.57	0.46	0.45
Net realized and unrealized gain (loss)on investments[1]	(1.69)	(0.39)	(0.13)	(0.18)	(0.19)
Total from investment operations	(1.13)	0.32	0.44	0.28	0.26

Distributions from net investment income	(0.63)	(0.74)	(0.58)	(0.50)	(0.46)
Total distributions	(0.63)	(0.74)	(0.58)	(0.50)	(0.46)

NET ASSET VALUE, END OF PERIOD	$9.44	$11.20	$11.62	$11.76	$11.98
TOTAL RETURN[2]	(10.25)%	2.78%	3.86%	2.38%	2.16%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$38,846	$65,017	$107,195	$95,933	$68,402
Ratio of expenses to average net assets[4]	0.92%	0.72%	0.71%	0.73%	0.64%
Ratio of net investment income to average net assets	5.42%	6.17%	4.86%	3.99%	3.70%
Portfolio turnover rate	150.49%	41.16%	52.95%	42.14%	74.14%
INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$11.19	$11.62	$11.76	$11.98	$12.18

Net investment income (loss)[1]	0.50	0.65	0.54	0.43	0.38
Net realized and unrealized gain (loss) on investments[1]	(1.67)	(0.40)	(0.12)	(0.20)	(0.18)
Total from investment operations	(1.17)	0.25	0.42	0.23	0.20

Distributions from net investment income	(0.58)	(0.68)	(0.56)	(0.45)	(0.40)
Total distributions	(0.58)	(0.68)	(0.56)	(0.45)	(0.40)

NET ASSET VALUE, END OF PERIOD	$9.44	$11.19	$11.62	$11.76	$11.98
TOTAL RETURN[2]	(10.63)%	2.22%	3.68%	2.02%	1.71%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$165	$568	$729	$1,261	$1,730
Ratio of expenses to average net assets[4]	1.40%	1.19%	0.87%	1.06%	1.08%
Ratio of net investment income to average net assets	4.84%	5.71%	4.68%	3.65%	2.99%
Portfolio turnover rate	150.49%	41.16%	52.95%	42.14%	74.14%

162	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$11.60	$11.75	$11.97	$12.17

Net investment income (loss)[1]	0.45	0.60	0.42	0.36	0.34
Net realized and unrealized gain (loss) on investments[1]	(1.67)	(0.40)	(0.11)	(0.20)	(0.19)
Total from investment operations	(1.22)	0.20	0.31	0.16	0.15

Distributions from net investment income	(0.53)	(0.62)	(0.46)	(0.38)	(0.35)
Total distributions	(0.53)	(0.62)	(0.46)	(0.38)	(0.35)

NET ASSET VALUE, END OF PERIOD	$9.43	$11.18	$11.60	$11.75	$11.97
TOTAL RETURN[2]	(11.07)%	1.78%	2.69%	1.39%	1.21%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$528	$968	$1,290	$4,176	$3,782
Ratio of expenses to average net assets[4]	1.91%	1.70%	1.67%	1.73%	1.65%
Ratio of net investment income to average net assets	4.40%	5.20%	3.85%	2.99%	2.78%
Portfolio turnover rate	150.49%	41.16%	52.95%	42.14%	74.14%
A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$11.17	$11.59	$11.74	$11.96	$12.17

Net investment income (loss)[1]	0.54	0.71	0.56	0.44	0.43
Net realized and unrealized gain (loss) on investments[1]	(1.68)	(0.42)	(0.16)	(0.19)	(0.21)
Total from investment operations	(1.14)	0.29	0.40	0.25	0.22

Distributions from net investment income	(0.60)	(0.71)	(0.55)	(0.47)	(0.43)
Total distributions	(0.60)	(0.71)	(0.55)	(0.47)	(0.43)

NET ASSET VALUE, END OF PERIOD	$9.43	$11.17	$11.59	$11.74	$11.96

TOTAL RETURN[2,3]	(10.39)%	2.55%	3.53%	2.13%	1.86%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$18	$306	$97	$23	$22
Ratio of expenses to average net assets[4]	1.11%	0.99%	0.97%	0.98%	0.99%
Ratio of net investment income to average net assets	5.09%	6.24%	4.66%	3.75%	3.86%
Portfolio turnover rate	150.49%	41.16%	52.95%	42.14%	74.14%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]The effect of any custody credits on this ratio is less than 0.01%.

Please see “Notes to Financial Statements” for further information.

(800) 759-3504 www.accessor.com	163

ACCESSOR MORTGAGE SECURITIES FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.42	$12.21	$12.39	$12.65	$12.69

Net investment income (loss)[1]	0.53	0.56	0.52	0.45	0.46
Net realized and unrealized gain (loss) on investments[1]	(0.39)	0.19	(0.05)	(0.20)	0.02
Total from investment operations	0.14	0.75	0.47	0.25	0.48

Distributions from net investment income	(0.52)	(0.54)	(0.58)	(0.49)	(0.45)
Distributions from capital gains	—	—	(0.07)	(0.02)	(0.07)
Total distributions	(0.52)	(0.54)	(0.65)	(0.51)	(0.52)

NET ASSET VALUE, END OF PERIOD	$12.04	$12.42	$12.21	$12.39	$12.65
TOTAL RETURN[2]	1.17%	6.28%	3.92%	1.96%	3.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$65,419	$62,498	$48,202	$158,056	$163,913
Ratio of expenses to average net assets[3]	0.98%	0.95%	1.00%	0.92%	0.81%
Ratio of net investment income to average net assets	4.34%	4.54%	4.24%	3.56%	3.65%
Portfolio turnover rate	654.15%	496.94%	578.95%	474.16%	324.40%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$12.42	$12.21	$12.38	$12.64	$12.69

Net investment income (loss)[1]	0.72	0.50	0.45	0.41	0.40
Net realized and unrealized gain (loss) on investments[1]	(0.64)	0.19	(0.03)	(0.20)	0.02
Total from investment operations	0.08	0.69	0.42	0.21	0.42

Distributions from net investment income	(0.46)	(0.48)	(0.52)	(0.45)	(0.40)
Distributions from capital gains	—	—	(0.07)	(0.02)	(0.07)
Total distributions	(0.46)	(0.48)	(0.59)	(0.47)	(0.47)

NET ASSET VALUE, END OF PERIOD	$12.04	$12.42	$12.21	$12.38	$12.64

TOTAL RETURN[2]	0.67%	5.76%	3.55%	1.59%	3.40%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$954	$1,259	$894	$1,111	$1,226
Ratio of expenses to average net assets[3]	1.48%	1.45%	1.56%	1.22%	1.29%
Ratio of net investment income to average net assets	3.78%	4.12%	3.72%	3.25%	3.16%
Portfolio turnover rate	654.15%	496.94%	578.95%	474.16%	324.40%

164	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR MORTGAGE SECURITIES FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$12.44	$12.23	$12.40	$12.67	$12.71

Net investment income (loss)[1]	0.27	0.44	0.38	0.33	0.33
Net realized and unrealized gain (loss) on investments[1]	(0.25)	0.18	(0.03)	(0.21)	0.03
Total from investment operations	0.02	0.62	0.35	0.12	0.36

Distributions from net investment income	(0.40)	(0.41)	(0.45)	(0.37)	(0.33)
Distributions from capital gains	—	—	(0.07)	(0.02)	(0.07)
Total distributions	(0.40)	(0.41)	(0.52)	(0.39)	(0.40)

NET ASSET VALUE, END OF PERIOD	$12.06	$12.44	$12.23	$12.40	$12.67
TOTAL RETURN[2]	0.17%	5.22%	2.94%	0.90%	2.85%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$624	$857	$778	$1,522	$1,015
Ratio of expenses to average net assets[3]	1.97%	1.92%	2.10%	1.92%	1.81%
Ratio of net investment income to average net assets	3.42%	3.57%	3.13%	2.58%	2.63%
Portfolio turnover rate	654.15%	496.94%	578.95%	474.16%	324.40%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]The effect of any custody credits on this ratio is less than 0.01%.

Please see “Notes to Financial Statements” for further information.

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ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	2008	2007	2006	2005	2004[3]

NET ASSET VALUE, BEGINNING OF PERIOD	$12.12	$11.92	$11.87	$11.96	$12.00

Net investment income (loss)[1]	0.42	0.53	0.43	0.31	0.09
Net realized and unrealized gain (loss) on investments[1]	0.08	0.19	0.08	(0.07)	(0.04)
Total from investment operations	0.50	0.72	0.51	0.24	0.05

Distributions from net investment income	(0.42)	(0.52)	(0.46)	(0.33)	(0.09)
Distributions from capital gains	(0.04)	—	—	—	—
Total distributions	(0.46)	(0.52)	(0.46)	(0.33)	(0.09)

NET ASSET VALUE, END OF PERIOD	$12.16	$12.12	$11.92	$11.87	$11.96

TOTAL RETURN[2]	4.22%	6.22%	4.36%	2.00%	0.44%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$55,110	$63,172	$54,721	$58,140	$58,963
Ratio of expenses to average net assets[4]	0.65%	0.53%	0.65%	0.58%	0.57%*
Ratio of net investment income to average net assets	3.46%	4.40%	3.60%	2.61%	1.66%*
Portfolio turnover rate	54.13%	103.74%	40.85%	65.48%	29.46%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Fund commenced operations on July 6, 2004.
[4]The effect of any custody credits on this ratio is less than 0.01%.
* Annualized

Please see “Notes to Financial Statements” for further information.

166	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR U.S. GOVERNMENT MONEY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income (loss)[1]	0.03	0.05	0.04	0.03	0.01
Net realized and unrealized gain (loss) on investments[1]	(0.01)	—	—	—	—
Total from investment operations	0.02	0.05	0.04	0.03	0.01

Distributions from net investment income	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN[2]	2.30%	4.72%	4.49%	2.75%	0.93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$392,599	$1,344,292	$1,433,080	$1,266,322	$1,260,063
Ratio of gross expenses to average net assets[4]	0.49%	0.46%	0.47%	0.45%	0.46%
Ratio of net expenses to average net assets[4]	0.49%	0.46%	0.47%	0.45%	0.46%
Ratio of net investment income to average net assets	2.53%	4.60%	4.37%	2.68%	0.94%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income (loss)[1]	0.02	0.04	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments[1]	—	—	—	—	—
Total from investment operations	0.02	0.04	0.04	0.02	0.01

Distributions from net investment income	(0.02)	(0.04)	(0.04)	(0.02)	(0.01)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN[2]	1.79%	4.20%	3.97%	2.27%	0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$10,697	$11,203	$9,286	$6,355	$12,689
Ratio of gross expenses to average net assets[4]	0.99%	0.96%	0.98%	0.91%	0.71%
Ratio of net expenses to average net assets[4]	0.99%	0.96%	0.98%	0.91%	0.71%
Ratio of net investment income to average net assets	1.84%	4.09%	3.89%	2.19%	0.63%

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ACCESSOR U.S. GOVERNMENT MONEY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income (loss)[1]	0.01	0.04	0.03	0.02	0.01

Distributions from net investment income	(0.01)	(0.04)	(0.03)	(0.02)	(0.01)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN[2]	1.29%	3.70%	3.45%	1.91%	0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$1,937	$1,507	$2,808	$2,014	$1,989
Ratio of gross expenses to average net assets[4]	1.50%	1.46%	1.47%	1.29%	0.71%
Ratio of net expenses to average net assets[4]	1.50%	1.46%	1.47%	1.29%	0.71%
Ratio of net investment income (loss) to average net assets	1.24%	3.59%	3.42%	1.88%	0.79%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income (loss)[1]	0.02	0.04	0.04	0.03	0.01

Distributions from net investment income	(0.02)	(0.04)	(0.04)	(0.03)	(0.01)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN[2,3]	2.05%	4.46%	4.27%	2.54%	0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$708	$1,370	$290	$109	$49
Ratio of gross expenses to average net assets[4]	0.74%	0.72%	0.70%	0.65%	0.72%
Ratio of net expenses to average net assets[4]	0.74%	0.72%	0.70%	0.65%	0.72%
Ratio of net investment income to average net assets	2.22%	4.28%	4.30%	2.63%	0.94%

INSTITUTIONAL CLASS SHARES	2008	2007†

NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00

Net investment income (loss)[1]	0.02	0.05
Net realized and unrealized gain (loss) on investments[1]	0.01	—
Total from investment operations	0.03	0.05

Distributions from net investment income	(0.03)	(0.05)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00

TOTAL RETURN[2]	2.55%	4.97%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$746,292	$67,259
Ratio of gross expenses to average net assets[6]	0.24%	0.21%*
Ratio of net expenses to average net assets[6]	0.24%	0.21%*
Ratio of net investment income to average net assets	2.31%	4.78%*

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]The effect of any custody credits on this ratio is less than 0.01%.
* Annualized
†Class commenced operations on January 4, 2007.

Please see “Notes to Financial Statements” for further information.

168	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INCOME ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$14.45	$14.84	$14.94	$15.17	$15.29

Net investment income (loss)[1]	0.69	0.84	0.73	0.60	0.50
Net realized and unrealized gain (loss) on investments[1]	(1.66)	(0.38)	(0.10)	(0.23)	(0.09)
Total from investment operations	(0.97)	0.46	0.63	0.37	0.41

Distributions from net investment income	(0.71)	(0.85)	(0.73)	(0.59)	(0.49)
Distributions from capital gains	—	—	—	(0.01)	(0.04)
Total distributions	(0.71)	(0.85)	(0.73)	(0.60)	(0.53)

NET ASSET VALUE, END OF PERIOD	$12.77	$14.45	$14.84	$14.94	$15.17

TOTAL RETURN[2]	(6.79)%	3.16%	4.32%	2.38%	2.83%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$10,464	$11,696	$10,440	$8,415	$7,410
Ratio of gross expenses to average net assets	0.46%	0.29%	0.35%	0.36%	0.42%
Ratio of net expenses to average net assets	0.46%	0.29%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	5.09%	5.75%	4.76%	3.79%	3.06%
Ratio of net investment income to average net assets	5.09%	5.75%	4.91%	3.94%	3.28%
Portfolio turnover rate	45.58%	60.59%	14.19%	19.91%	33.21%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$14.43	$14.83	$14.93	$15.17	$15.29

Net investment income (loss)[1]	0.63	0.77	0.65	0.52	0.42
Net realized and unrealized gain (loss) on investments[1]	(1.66)	(0.40)	(0.10)	(0.23)	(0.08)
Total from investment operations	(1.03)	0.37	0.55	0.29	0.34

Distributions from net investment income	(0.64)	(0.77)	(0.65)	(0.52)	(0.42)
Distributions from capital gains	—	—	—	(0.01)	(0.04)
Total distributions	(0.64)	(0.77)	(0.65)	(0.53)	(0.46)

NET ASSET VALUE, END OF PERIOD	$12.76	$14.43	$14.83	$14.93	$15.17

TOTAL RETURN[2]	(7.20)%	2.58%	3.81%	1.92%	2.28%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$2,035	$3,067	$3,037	$3,399	$3,266
Ratio of gross expenses to average net assets	0.95%	0.79%	0.83%	0.82%	0.92%
Ratio of net expenses to average net assets	0.95%	0.79%	0.69%	0.66%	0.70%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	4.62%	5.24%	4.23%	3.32%	2.54%
Ratio of net investment income to average net assets	4.62%	5.24%	4.37%	3.48%	2.77%
Portfolio turnover rate	45.58%	60.59%	14.19%	19.91%	33.21%

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ACCESSOR INCOME ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$14.41	$14.81	$14.91	$15.15	$15.28
Net investment income (loss)[1]	0.57	0.69	0.60	0.44	0.37
Net realized and unrealized gain (loss) on investments[1]	(1.67)	(0.39)	(0.12)	(0.23)	(0.11)
Total from investment operations	(1.10)	0.30	0.48	0.21	0.26

Distributions from net investment income	(0.57)	(0.70)	(0.58)	(0.44)	(0.35)
Distributions from capital gains	—	—	—	(0.01)	(0.04)
Total distributions	(0.57)	(0.70)	(0.58)	(0.45)	(0.39)

NET ASSET VALUE, END OF PERIOD	$12.74	$14.41	$14.81	$14.91	$15.15

TOTAL RETURN[2]	(7.68)%	2.07%	3.31%	1.38%	1.77%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$2,474	$2,872	$3,033	$1,546	$1,529
Ratio of gross expenses to average net assets	1.46%	1.29%	1.40%	1.36%	1.43%
Ratio of net expenses to average net assets	1.46%	1.29%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	4.18%	4.74%	3.79%	2.79%	2.20%
Ratio of net investment income to average net assets	4.18%	4.74%	3.99%	2.95%	2.43%
Portfolio turnover rate	45.58%	60.59%	14.19%	19.91%	33.21%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$14.44	$14.84	$14.92	$15.17	$15.29
Net investment income (loss)[1]	0.69	0.80	0.73	0.56	0.50
Net realized and unrealized gain (loss) on investments[1]	(1.68)	(0.39)	(0.12)	(0.25)	(0.12)
Total from investment operations	(0.99)	0.41	0.61	0.31	0.38

Distributions from net investment income	(0.68)	(0.81)	(0.69)	(0.55)	(0.46)
Distributions from capital gains	—	—	—	(0.01)	(0.04)
Total distributions	(0.68)	(0.81)	(0.69)	(0.56)	(0.50)

NET ASSET VALUE, END OF PERIOD	$12.77	$14.44	$14.84	$14.92	$15.17

TOTAL RETURN[2,3]	(7.03)%	2.88%	4.13%	2.06%	2.53%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$997	$689	$617	$720	$581
Ratio of gross expenses to average net assets	0.71%	0.57%	0.54%	0.61%	0.68%
Ratio of net expenses to average net assets	0.71%	0.57%	0.45%	0.45%	0.45%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	5.03%	5.45%	4.62%	3.57%	2.93%
Ratio of net investment income to average net assets	5.03%	5.45%	4.71%	3.73%	3.16%
Portfolio turnover rate	45.58%	60.59%	14.19%	19.91%	33.21%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.

Please see “Notes to Financial Statements” for further information.

170	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR INCOME & GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$16.22	$16.27	$15.57	$15.38	$14.83

Net investment income (loss)[1]	0.52	0.62	0.56	0.45	0.39
Net realized and unrealized gain (loss) on investments[1]	(3.47)	0.03	0.71	0.20	0.55
Total from investment operations	(2.95)	0.65	1.27	0.65	0.94

Distributions from net investment income	(0.57)	(0.69)	(0.56)	(0.45)	(0.37)
Distributions from capital gains	(0.09)	(0.01)	(0.01)	(0.01)	(0.02)
Total distributions	(0.66)	(0.70)	(0.57)	(0.46)	(0.39)

NET ASSET VALUE, END OF PERIOD	$12.61	$16.22	$16.27	$15.57	$15.38
TOTAL RETURN[2]	(18.61)%	4.03%	8.33%	4.29%	6.45%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$24,869	$24,914	$15,923	$14,277	$12,381
Ratio of gross expenses to average net assets	0.29%	0.24%	0.28%	0.28%	0.33%
Ratio of net expenses to average net assets	0.29%	0.24%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	3.63%	3.78%	3.44%	2.87%	2.45%
Ratio of net investment income to average net assets	3.63%	3.78%	3.52%	2.95%	2.58%
Portfolio turnover rate	20.29%	48.68%	19.31%	11.49%	19.76%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$16.21	$16.26	$15.57	$15.37	$14.83

Net investment income (loss)[1]	0.44	0.53	0.49	0.37	0.31
Net realized and unrealized gain (loss) on investments[1]	(3.47)	0.04	0.69	0.22	0.55
Total from investment operations	(3.03)	0.57	1.18	0.59	0.86

Distributions from net investment income	(0.49)	(0.61)	(0.48)	(0.38)	(0.30)
Distributions from capital gains	(0.09)	(0.01)	(0.01)	(0.01)	(0.02)
Total distributions	(0.58)	(0.62)	(0.49)	(0.39)	(0.32)

NET ASSET VALUE, END OF PERIOD	$12.60	$16.21	$16.26	$15.57	$15.37

TOTAL RETURN[2]	(18.97)%	3.51%	7.76%	3.89%	5.88%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$3,445	$4,955	$5,263	$2,740	$4,602
Ratio of gross expenses to average net assets	0.78%	0.74%	0.78%	0.72%	0.83%
Ratio of net expenses to average net assets	0.78%	0.74%	0.69%	0.64%	0.70%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	3.00%	3.19%	3.01%	2.31%	1.93%
Ratio of net investment income to average net assets	3.00%	3.19%	3.10%	2.39%	2.06%
Portfolio turnover rate	20.29%	48.68%	19.31%	11.49%	19.76%

(800) 759-3504 www.accessor.com	171

ACCESSOR INCOME & GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$16.16	$16.21	$15.52	$15.33	$14.81
Net investment income (loss)[1]	0.38	0.44	0.40	0.30	0.27
Net realized and unrealized gain (loss) on investments[1]	(3.46)	0.05	0.70	0.20	0.51
Total from investment operations	(3.08)	0.49	1.10	0.50	0.78

Distributions from net investment income	(0.42)	(0.53)	(0.40)	(0.30)	(0.24)
Distributions from capital gains	(0.09)	(0.01)	(0.01)	(0.01)	(0.02)
Total distributions	(0.51)	(0.54)	(0.41)	(0.31)	(0.26)

NET ASSET VALUE, END OF PERIOD	$12.57	$16.16	$16.21	$15.52	$15.33

TOTAL RETURN[2]	(19.38)%	3.02%	7.22%	3.29%	5.32%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$6,258	$10,464	$10,376	$8,856	$6,755
Ratio of gross expenses to average net assets	1.28%	1.24%	1.27%	1.28%	1.33%
Ratio of net expenses to average net assets	1.28%	1.24%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	2.60%	2.70%	2.44%	1.86%	1.66%
Ratio of net investment income to average net assets	2.60%	2.70%	2.51%	1.94%	1.79%
Portfolio turnover rate	20.29%	48.68%	19.31%	11.49%	19.76%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$16.20	$16.25	$15.56	$15.37	$14.83
Net investment income (loss)[1]	0.48	0.57	0.52	0.40	0.37
Net realized and unrealized gain (loss) on investments[1]	(3.48)	0.02	0.68	0.20	0.52
Total from investment operations	(3.00)	0.59	1.20	0.60	0.89

Distributions from net investment income	(0.51)	(0.63)	(0.50)	(0.40)	(0.33)
Distributions from capital gains	(0.09)	(0.01)	(0.01)	(0.01)	(0.02)
Total distributions	(0.60)	(0.64)	(0.51)	(0.41)	(0.35)

NET ASSET VALUE, END OF PERIOD	$12.60	$16.20	$16.25	$15.56	$15.37

TOTAL RETURN[2,3]	(18.86)%	3.61%	7.96%	3.94%	6.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$2,590	$3,233	$1,787	$3,437	$2,332
Ratio of gross expenses to average net assets	0.63%	0.59%	0.59%	0.63%	0.68%
Ratio of net expenses to average net assets	0.63%	0.59%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	3.28%	3.42%	3.14%	2.54%	2.23%
Ratio of net investment income to average net assets	3.28%	3.42%	3.18%	2.62%	2.36%
Portfolio turnover rate	20.29%	48.68%	19.31%	11.49%	19.76%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.

Please see “Notes to Financial Statements” for further information.

172	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR BALANCED ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.29	$17.14	$15.89	$15.38	$14.40

Net investment income (loss)[1]	0.42	0.49	0.45	0.36	0.31
Net realized and unrealized gain (loss) on investments[1]	(4.62)	0.29	1.24	0.51	0.96
Total from investment operations	(4.20)	0.78	1.69	0.87	1.27

Distributions from net investment income	(0.47)	(0.63)	(0.44)	(0.36)	(0.29)
Distributions from capital gains	(0.14)	—	(0.00)[4]	—	0.00[4]
Total distributions	(0.61)	(0.63)	(0.44)	(0.36)	(0.29)

NET ASSET VALUE, END OF PERIOD	$12.48	$17.29	$17.14	$15.89	$15.38

TOTAL RETURN[2]	(24.73)%	4.57%	10.81%	5.72%	9.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$52,881	$63,372	$53,958	$35,693	$27,584
Ratio of gross expenses to average net assets	0.20%	0.18%	0.23%	0.22%	0.26%
Ratio of net expenses to average net assets	0.20%	0.18%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	2.79%	2.79%	2.70%	2.29%	2.04%
Ratio of net investment income to average net assets	2.79%	2.79%	2.73%	2.31%	2.11%
Portfolio turnover rate	26.31%	23.56%	13.27%	3.20%	20.59%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.28	$17.13	$15.88	$15.38	$14.39

Net investment income (loss)[1]	0.34	0.40	0.36	0.29	0.23
Net realized and unrealized gain (loss) on investments[1]	(4.61)	0.29	1.25	0.49	0.98
Total from investment operations	(4.27)	0.69	1.61	0.78	1.21

Distributions from net investment income	(0.40)	(0.54)	(0.36)	(0.28)	(0.22)
Distributions from capital gains	(0.14)	—	(0.00)[4]	—	0.00[4]
Total distributions	(0.54)	(0.54)	(0.36)	(0.28)	(0.22)

NET ASSET VALUE, END OF PERIOD	$12.47	$17.28	$17.13	$15.88	$15.38

TOTAL RETURN[2]	(25.12)%	4.06%	10.29%	5.24%	8.49%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$10,243	$15,219	$12,970	$12,161	$7,219
Ratio of gross expenses to average net assets	0.70%	0.68%	0.71%	0.69%	0.75%
Ratio of net expenses to average net assets	0.70%	0.68%	0.69%	0.67%	0.69%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	2.24%	2.29%	2.18%	1.82%	1.53%
Ratio of net investment income to average net assets	2.24%	2.29%	2.20%	1.84%	1.59%
Portfolio turnover rate	26.31%	23.56%	13.27%	3.20%	20.59%

(800) 759-3504 www.accessor.com	173

ACCESSOR BALANCED ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.25	$17.11	$15.86	$15.36	$14.38
Net investment income (loss)[1]	0.26	0.31	0.28	0.20	0.17
Net realized and unrealized gain (loss) on investments[1]	(4.60)	0.29	1.25	0.51	0.97
Total from investment operations	(4.34)	0.60	1.53	0.71	1.14

Distributions from net investment income	(0.32)	(0.46)	(0.28)	(0.21)	(0.16)
Distributions from capital gains	(0.14)	—	(0.00)[3]	—	0.00 [3]
Total distributions	(0.46)	(0.46)	(0.28)	(0.21)	(0.16)

NET ASSET VALUE, END OF PERIOD	$12.45	$17.25	$17.11	$15.86	$15.36

TOTAL RETURN[2]	(25.49)%	3.49%	9.75%	4.64%	8.01%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$12,770	$21,040	$21,272	$16,448	$11,900
Ratio of gross expenses to average net assets	1.20%	1.18%	1.22%	1.22%	1.26%
Ratio of net expenses to average net assets	1.20%	1.18%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	1.72%	1.77%	1.69%	1.28%	1.14%
Ratio of net investment income to average net assets	1.72%	1.77%	1.71%	1.30%	1.20%
Portfolio turnover rate	26.31%	23.56%	13.27%	3.20%	20.59%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.27	$17.13	$15.88	$15.37	$14.39

Net investment income (loss)[1]	0.36	0.45	0.39	0.30	0.29
Net realized and unrealized gain (loss) on investments[1]	(4.61)	0.26	1.25	0.51	0.94
Total from investment operations	(4.25)	0.71	1.64	0.81	1.23

Distributions from net investment income	(0.42)	(0.57)	(0.39)	(0.30)	(0.25)
Distributions from capital gains	(0.14)	—	(0.00)[4]	—	0.00 [3]
Total distributions	(0.56)	(0.57)	(0.39)	(0.30)	(0.25)

NET ASSET VALUE, END OF PERIOD	$12.46	$17.27	$17.13	$15.88	$15.37

TOTAL RETURN[2,3]	(25.02)%	4.16%	10.45%	5.37%	8.69%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$19,506	$29,735	$10,820	$6,450	$4,416
Ratio of gross expenses to average net assets	0.55%	0.54%	0.58%	0.57%	0.61%
Ratio of net expenses to average net assets	0.55%	0.54%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	2.40%	2.57%	2.38%	1.95%	1.95%
Ratio of net investment income to average net assets	2.40%	2.57%	2.41%	1.97%	2.01%
Portfolio turnover rate	26.31%	23.56%	13.27%	3.20%	20.59%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]Less than ($0.005) per share

Please see “Notes to Financial Statements” for further information.

174	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR GROWTH & INCOME ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.72	$17.49	$15.97	$15.32	$14.15

Net investment income (loss)[1]	0.35	0.42	0.38	0.31	0.27
Net realized and unrealized gain (loss) on investments[1]	(5.41)	0.39	1.51	0.65	1.17
Total from investment operations	(5.06)	0.81	1.89	0.96	1.44

Distributions from net investment income	(0.43)	(0.58)	(0.37)	(0.30)	(0.25)
Distributions from capital gains	(0.26)	—	(0.00)[4]	(0.01)	(0.02)
Total distributions	(0.69)	(0.58)	(0.37)	(0.31)	(0.27)

NET ASSET VALUE, END OF PERIOD	$11.97	$17.72	$17.49	$15.97	$15.32
TOTAL RETURN[2]	(29.16)%	4.66%	11.96%	6.43%	10.21%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$40,382	$67,402	$54,430	$45,890	$34,118
Ratio of gross expenses to average net assets	0.20%	0.18%	0.22%	0.20%	0.25%
Ratio of net expenses to average net assets	0.20%	0.18%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	2.28%	2.31%	2.23%	2.03%	1.82%
Ratio of net investment income to average net assets	2.28%	2.31%	2.25%	2.03%	1.88%
Portfolio turnover rate	35.22%	18.45%	14.32%	1.95%	12.74%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.70	$17.47	$15.96	$15.31	$14.14

Net investment income (loss)[1]	0.27	0.33	0.27	0.24	0.19
Net realized and unrealized gain (loss) on investments[1]	(5.41)	0.40	1.53	0.66	1.19
Total from investment operations	(5.14)	0.73	1.80	0.90	1.38

Distributions from net investment income	(0.35)	(0.50)	(0.29)	(0.24)	(0.19)
Distributions from capital gains	(0.26)	—	(0.00)[4]	(0.01)	(0.02)
Total distributions	(0.61)	(0.50)	(0.29)	(0.25)	(0.21)

NET ASSET VALUE, END OF PERIOD	$11.95	$17.70	$17.47	$15.96	$15.31
TOTAL RETURN[2]	(29.56)%	4.16%	11.40%	5.91%	9.79%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$11,049	$16,134	$11,166	$7,546	$6,361
Ratio of gross expenses to average net assets	0.70%	0.68%	0.69%	0.63%	0.74%
Ratio of net expenses to average net assets	0.70%	0.68%	0.67%	0.63%	0.68%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	1.81%	1.83%	1.78%	1.57%	1.38%
Ratio of net investment income to average net assets	1.81%	1.83%	1.80%	1.57%	1.43%
Portfolio turnover rate	35.22%	18.45%	14.32%	1.95%	12.74%

(800) 759-3504 www.accessor.com	175

ACCESSOR GROWTH & INCOME ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.64	$17.42	$15.91	$15.27	$14.13
Net investment income (loss)[1]	0.20	0.23	0.22	0.16	0.14
Net realized and unrealized gain (loss)on investments[1]	(5.40)	0.40	1.50	0.65	1.15
Total from investment operations	(5.20)	0.63	1.72	0.81	1.29

Distributions from net investment income	(0.27)	(0.41)	(0.21)	(0.16)	(0.13)
Distributions from capital gains	(0.26)	—	(0.00)[4]	(0.01)	(0.02)
Total distributions	(0.53)	(0.41)	(0.21)	(0.17)	(0.15)

NET ASSET VALUE, END OF PERIOD	$11.91	$17.64	$17.42	$15.91	$15.27
TOTAL RETURN[2]	(29.86)%	3.60%	10.88%	5.32%	9.12%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$31,953	$55,880	$48,233	$37,020	$23,072
Ratio of gross expenses to average net assets	1.20%	1.18%	1.22%	1.20%	1.25%
Ratio of net expenses to average net assets	1.20%	1.18%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	1.29%	1.30%	1.24%	1.03%	0.92%
Ratio of net investment income to average net assets	1.29%	1.30%	1.26%	1.03%	0.97%
Portfolio turnover rate	35.22%	18.45%	14.32%	1.95%	12.74%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$17.67	$17.44	$15.93	$15.29	$14.13
Net investment income (loss)[1]	0.30	0.36	0.34	0.26	0.25
Net realized and unrealized gain (loss) on investments[1]	(5.41)	0.39	1.48	0.65	1.14
Total from investment operations	(5.11)	0.75	1.82	0.91	1.39

Distributions from net investment income	(0.37)	(0.52)	(0.31)	(0.26)	(0.21)
Distributions from capital gains	(0.26)	—	(0.00)[4]	(0.01)	(0.02)
Total distributions	(0.63)	(0.52)	(0.31)	(0.27)	(0.23)

NET ASSET VALUE, END OF PERIOD	$11.93	$17.67	$17.44	$15.93	$15.29
TOTAL RETURN[2,3]	(29.44)%	4.32%	11.56%	5.97%	9.93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$20,190	$30,036	$20,836	$20,121	$10,961
Ratio of gross expenses to average net assets	0.55%	0.53%	0.56%	0.55%	0.60%
Ratio of net expenses to average net assets	0.55%	0.53%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	1.96%	1.98%	1.92%	1.70%	1.61%
Ratio of net investment income to average net assets	1.96%	1.98%	1.93%	1.70%	1.67%
Portfolio turnover rate	35.22%	18.45%	14.32%	1.95%	12.74%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]Less than ($0.005) per share.

Please see “Notes to Financial Statements” for further information.

176	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$18.68	$18.21	$16.14	$15.17	$13.62

Net investment income (loss)[1]	0.21	0.24	0.23	0.20	0.18
Net realized and unrealized gain (loss) on investments[1]	(6.64)	0.71	2.06	0.96	1.55
Total from investment operations	(6.43)	0.95	2.29	1.16	1.73

Distributions from net investment income	(0.30)	(0.47)	(0.22)	(0.19)	(0.18)
Distributions from capital gains	(0.34)	(0.01)	—	—	—
Total distributions	(0.64)	(0.48)	(0.22)	(0.19)	(0.18)

NET ASSET VALUE, END OF PERIOD	$11.61	$18.68	$18.21	$16.14	$15.17
TOTAL RETURN[2]	(35.05)%	5.19%	14.30%	7.73%	12.75%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$39,210	$64,364	$51,586	$39,186	$30,623
Ratio of gross expenses to average net assets	0.20%	0.18%	0.22%	0.20%	0.25%
Ratio of net expenses to average net assets	0.20%	0.18%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	1.35%	1.24%	1.33%	1.30%	1.24%
Ratio of net investment income to average net assets	1.35%	1.24%	1.35%	1.30%	1.30%
Portfolio turnover rate	31.17%	7.43%	18.90%	1.76%	15.63%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$18.66	$18.19	$16.12	$15.17	$13.62

Net investment income (loss)[1]	0.13	0.14	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments[1]	(6.61)	0.72	2.06	0.94	1.55
Total from investment operations	(6.48)	0.86	2.21	1.07	1.66

Distributions from net investment income	(0.23)	(0.38)	(0.14)	(0.12)	(0.11)
Distributions from capital gains	(0.34)	(0.01)	—	—	—
Total distributions	(0.57)	(0.39)	(0.14)	(0.12)	(0.11)

NET ASSET VALUE, END OF PERIOD	$11.61	$18.66	$18.19	$16.12	$15.17
TOTAL RETURN[2]	(35.30)%	4.70%	13.77%	7.12%	12.22%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$12,597	$18,724	$15,282	$14,422	$9,746
Ratio of gross expenses to average net assets	0.70%	0.68%	0.69%	0.67%	0.75%
Ratio of net expenses to average net assets	0.70%	0.68%	0.68%	0.67%	0.69%
Ratio of net investment income to average net assets	0.86%	0.76%	0.83%	0.82%	0.81%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	0.86%	0.76%	0.82%	0.82%	0.75%
Portfolio turnover rate	31.17%	7.43%	18.90%	1.76%	15.63%

(800) 759-3504 www.accessor.com	177

ACCESSOR GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$18.57	$18.12	$16.07	$15.12	$13.59
Net investment income (loss)[1]	0.05	0.05	0.06	0.05	0.06
Net realized and unrealized gain (loss) on investments[1]	(6.58)	0.71	2.05	0.95	1.52
Total from investment operations	(6.53)	0.76	2.11	1.00	1.58

Distributions from net investment income	(0.15)	(0.30)	(0.06)	(0.05)	(0.05)
Distributions from capital gains	(0.34)	(0.01)	—	—	—
Total distributions	(0.49)	(0.31)	(0.06)	(0.05)	(0.05)

NET ASSET VALUE, END OF PERIOD	$11.55	$18.57	$18.12	$16.07	$15.12
TOTAL RETURN[2]	(35.66)%	4.18%	13.15%	6.64%	11.67%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$26,814	$45,687	$38,013	$26,399	$15,330
Ratio of gross expenses to average net assets	1.20%	1.18%	1.22%	1.19%	1.25%
Ratio of net expenses to average net assets	1.20%	1.18%	1.20%	1.19%	1.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	0.34%	0.25%	0.34%	0.31%	0.34%
Ratio of net investment income to average net assets	0.34%	0.25%	0.36%	0.31%	0.39%
Portfolio turnover rate	31.17%	7.43%	18.90%	1.76%	15.63%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$18.67	$18.19	$16.13	$15.17	$13.62
Net investment income (loss)[1]	0.15	0.18	0.16	0.15	0.15
Net realized and unrealized gain (loss) on investments[1]	(6.62)	0.72	2.06	0.95	1.53
Total from investment operations	(6.47)	0.90	2.22	1.10	1.68

Distributions from net investment income	(0.25)	(0.41)	(0.16)	(0.14)	(0.13)
Distributions from capital gains	(0.34)	(0.01)	—	—	—
Total distributions	(0.59)	(0.42)	(0.16)	(0.14)	(0.13)

NET ASSET VALUE, END OF PERIOD	$11.61	$18.67	$18.19	$16.13	$15.17
TOTAL RETURN[2,3]	(35.25)%	4.91%	13.85%	7.32%	12.43%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$17,808	$29,580	$21,064	$20,159	$11,388
Ratio of gross expenses to average net assets	0.55%	0.53%	0.57%	0.55%	0.60%
Ratio of net expenses to average net assets	0.55%	0.53%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.99%	0.92%	0.99%	0.96%	1.04%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	0.99%	0.92%	0.97%	0.96%	0.98%
Portfolio turnover rate	31.17%	7.43%	18.90%	1.76%	15.63%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.

Please see “Notes to Financial Statements” for further information.

178	ANNUAL REPORT DECEMBER 31, 2008

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

ADVISOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$19.48	$18.81	$16.27	$14.97	$13.08

Net investment income (loss)[1]	0.07	0.10	0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments[1]	(7.82)	0.98	2.50	1.26	1.86
Total from investment operations	(7.75)	1.08	2.59	1.32	1.91

Distributions from net investment income	(0.16)	(0.38)	(0.05)	(0.02)	(0.02)
Distributions from capital gains	(0.37)	(0.03)	—	—	—
Total distributions	(0.53)	(0.41)	(0.05)	(0.02)	(0.02)

NET ASSET VALUE, END OF PERIOD	$11.20	$19.48	$18.81	$16.27	$14.97

TOTAL RETURN[2]	(40.46)%	5.71%	15.95%	8.86%	14.60%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$25,412	$44,106	$37,716	$21,970	$15,590
Ratio of gross expenses to average net assets	0.25%	0.20%	0.26%	0.24%	0.30%
Ratio of net expenses to average net assets	0.25%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	0.44%	0.49%	0.48%	0.35%	0.27%
Ratio of net investment income to average net assets	0.44%	0.49%	0.54%	0.39%	0.37%
Portfolio turnover rate	30.06%	10.36%	10.73%	2.01%	3.61%

INVESTOR CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$19.06	$18.42	$15.98	$14.76	$12.94

Net investment income (loss)[1]	(0.01)	0.00	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments[1]	(7.64)	0.95	2.47	1.25	1.84
Total from investment operations	(7.65)	0.95	2.46	1.23	1.82

Distributions from net investment income	(0.11)	(0.28)	(0.02)	(0.01)	0.00 [4]
Distributions from capital gains	(0.37)	(0.03)	—	—	—
Total distributions	(0.48)	(0.31)	(0.02)	(0.01)	0.00 [4]

NET ASSET VALUE, END OF PERIOD	$10.93	$19.06	$18.42	$15.98	$14.76

TOTAL RETURN[2]	(40.77)%	5.15%	15.39%	8.31%	14.01%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$6,920	$12,913	$11,518	$12,353	$9,782
Ratio of gross expenses to average net assets	0.75%	0.70%	0.73%	0.74%	0.80%
Ratio of net expenses to average net assets	0.75%	0.70%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	(0.09)%	(0.02)%	(0.09)%	(0.14)%	(0.24)%
Ratio of net investment income (loss) to average net assets	(0.09)%	(0.02)%	(0.05)%	(0.11)%	(0.14)%
Portfolio turnover rate	30.06%	10.36%	10.73%	2.01%	3.61%

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ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

C CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$18.86	$18.24	$15.89	$14.74	$13.00
Net investment income (loss)[1]	(0.08)	(0.09)	(0.08)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments[1]	(7.55)	0.95	2.43	1.24	1.81
Total from investment operations	(7.63)	0.86	2.35	1.15	1.74

Distributions from net investment income	(0.08)	(0.21)	—	—	—
Distributions from capital gains	(0.37)	(0.03)	—	—	—
Total distributions	(0.45)	(0.24)	—	—	—

NET ASSET VALUE, END OF PERIOD	$10.78	$18.86	$18.24	$15.89	$14.74

TOTAL RETURN[2]	(41.05)%	4.69%	14.79%	7.80%	13.38%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$5,944	$10,144	$7,966	$5,399	$3,474
Ratio of gross expenses to average net assets	1.25%	1.20%	1.25%	1.24%	1.30%
Ratio of net expenses to average net assets	1.25%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	(0.56)%	(0.49)%	(0.55)%	(0.64)%	(0.61)%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.49)%	(0.50)%	(0.61)%	(0.50)%
Portfolio turnover rate	30.06%	10.36%	10.73%	2.01%	3.61%

A CLASS SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$19.31	$18.66	$16.17	$14.92	$13.07
Net investment income (loss)[1]	0.02	0.03	0.03	0.01	0.03
Net realized and unrealized gain (loss) on investments[1]	(7.75)	0.96	2.49	1.25	1.83
Total from investment operations	(7.73)	0.99	2.52	1.26	1.86

Distributions from net investment income	(0.12)	(0.31)	(0.03)	(0.01)	(0.01)
Distributions from capital gains	(0.37)	(0.03)	—	—	—
Total distributions	(0.49)	(0.34)	(0.03)	(0.01)	(0.01)

NET ASSET VALUE, END OF PERIOD	$11.09	$19.31	$18.66	$16.17	$14.92

TOTAL RETURN[2,3]	(40.66)%	5.30%	15.56%	8.46%	14.23%
NET ASSETS, END OF PERIOD (IN THOUSANDS)	$7,587	$12,864	$9,032	$5,589	$2,375
Ratio of gross expenses to average net assets	0.60%	0.55%	0.61%	0.59%	0.65%
Ratio of net expenses to average net assets	0.60%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) (excluding expenses paid directly by the advisor) to average net assets	0.11%	0.16%	0.12%	0.03%	0.13%
Ratio of net investment income to average net assets	0.11%	0.16%	0.18%	0.06%	0.23%
Portfolio turnover rate	30.06%	10.36%	10.73%	2.01%	3.61%

[1]Per share amounts are based upon average shares outstanding.

[2]Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

[3]Class A total return does not include the one-time front-end sales charge.
[4]Less than ($0.005) per share

Please see “Notes to Financial Statements” for further information.

180	ANNUAL REPORT DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FORWARD FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor Total Return Fund, Accessor High Yield Bond Fund, Accessor Intermediate Fixed-Income Fund, Accessor Short-Intermediate Fixed-Income Fund, Accessor Mortgage Securities Fund, Accessor Limited Duration U.S. Government Fund, Accessor U.S Government Money Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth and Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund, formerly Accessor Funds, Inc., seventeen of the funds constituting the Forward Funds (the “Company”) as of December 31, 2008, and the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended (Accessor Total Return Fund – for the year then ended and for the period September 10, 2007 (commencement of operations) through December 31, 2007), and the financial highlights for each of the periods presented.We have also audited the statement of assets and liabilities, including the schedule of investments, of Accessor Strategic Alternatives Fund (one of the funds constituting the Company) as of December 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period January 29, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds of Forward Funds referred to in the first paragraph as of December 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for each of the periods referred to in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 27, 2009

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APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB - ADVISORY AGREEMENTS

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement and sub-advisory agreements for management of each series of the Trust.

Effective September 1, 2008, each of the Accessor series (except for the Accessor Frontier Markets Fund which commenced investment operations after such date) were reorganized from series of Accessor Funds, Inc. (the “Predecessor Company”) into corresponding series of the Trust with the same respective names. The actions of the Board prior to that date, as discussed below, reflect confirmations by the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), of investment advisory and sub-advisory contractual arrangements established by the Board of Directors of the Predecessor Company and Accessor Capital Management LP (the investment advisor to the Predecessor Company).

At an in-person meeting of the Board held on March 6, 2008, the Board, including a majority of the Independent Trustees, approved the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Accessor Aggressive Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Fund, Accessor High Yield Bond Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Intermediate Fixed-Income Fund, Accessor International Equity Fund, Accessor Limited Duration U.S. Government Fund, Accessor Mortgage Securities Fund, Accessor Short-Intermediate Fixed-Income Fund, Accessor Small to Mid Cap Fund, Accessor Strategic Alternatives Fund, Accessor Total Return Fund, Accessor U.S. Government Money Fund and Accessor Value Fund (the “Advisory Agreement”). In addition at the March 6, 2008 meeting, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) among the Trust, Forward Management and the following sub-advisors (each, a “Sub-Advisor”) on behalf of the fund(s) listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund(s)

Smith Asset Management Group, LLC	Accessor Growth Fund

Acadian Asset Management, Inc.	Accessor Value Fund

SSgA Funds Management, Inc.	Accessor Small to Mid Cap Fund

Pictet Asset Management Limited	Accessor International Equity Fund

Financial Management Advisors, LLC	Accessor High Yield Bond Fund

Cypress Asset Management	Accessor Intermediate Fixed-Income Fund

Accessor Short-Intermediate Fixed-Income Fund

Blackrock Financial Management Inc.	Accessor Mortgage Securities Fund

Pennant Management, Inc.	Accessor Limited Duration U.S. Government Fund

Accessor Total Return Fund

At an in-person meeting of the Board held on June 5, 2008, the Board, including a majority of the Independent Trustees: (i) approved the terminations of the sub-advisory agreements among Cypress Asset Management, Forward Management and the Trust on behalf of each of the Accessor Intermediate Fixed-Income Fund and the Accessor Short-Intermediate Fixed-Income Fund, effective as of the close of business on May 16, 2008; (ii) approved the sub-advisory agreements among Pacific Investment Management Company LLC (“PIMCO”), Forward Management and the Trust on behalf of each of the Accessor Intermediate Fixed-Income Fund and the Accessor Short-Intermediate Fixed-Income Fund, effective May 19, 2008 (the “PIMCO SA Agreements”); (iii) in connection with the acquisition of Financial Management Advisors, LLC (“FMA”) by First Western Investment Management, Inc. (“First Western”), approved the termination of the sub-advisory agreement among FMA, Forward Management and the Trust on behalf of the Accessor High Yield Bond Fund, effective as of the close of business on May 30, 2008; (iv) approved the sub-advisory agreement among First Western, Forward Management and the Trust on behalf of the Accessor High Yield Bond Fund, effective June 2, 2008 (the “First Western SA Agreement”); (v) approved the termination of the sub-advisory agreement among SSgA Funds

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Management, Inc., Forward Management and the Trust on behalf of the Accessor Small to Mid Cap Fund, effective as of the close of business on May 30, 2008; and (vi) approved the sub-advisory agreement among Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”), Forward Management and the Trust on behalf of the Accessor Small to Mid Cap Fund, effective June 2, 2008 (the “LA Capital SA Agreement”). The PIMCO SA Agreements, the First Western SA Agreement and the LA Capital SA Agreement are also each referred to herein as a “Sub-Advisory Agreement” and collectively as the “Sub-Advisory Agreements.”

At an in-person meeting of the Board held on September 17, 2008, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement on behalf of the Accessor Frontier Markets Fund (the “New Fund,” and together with each of the aforementioned existing Accessor series of the Trust, the “Accessor Funds”).

At an in-person meeting of the Board held on November 7, 2008, the Board including a majority of the Independent Trustees: (i) approved the termination of the sub-advisory agreement among Pictet Asset Management Ltd., Forward Management and the Trust on behalf of the Accessor International Equity Fund, effective as of the close of business on November 30, 2008; and (ii) approved the sub-advisory agreement among Lazard Asset Management LLC (“Lazard”), Forward Management and the Trust on behalf of Accessor International Equity Fund, effective December 1, 2008 (the “Lazard SA Agreement”). Lazard, PIMCO, First Western and LA Capital are also each referred to herein as a “Sub-Advisor.”

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Accessor Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to initially approve the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement, the Board also reviewed supplementary information, including comparative industry data, with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and each Sub-Advisor, and information about the personnel providing investment management and administrative services to the Accessor Funds.

Discussed below are the factors the Board considered in approving the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Accessor Growth Fund, Accessor High Yield Bond Fund, Accessor Intermediate Fixed-Income Fund, Accessor International Equity Fund, Accessor Limited Duration U.S. Government Fund, Accessor Mortgage Securities Fund, Accessor Short-Intermediate Fixed-Income Fund, Accessor Small to Mid Cap Fund, Accessor Total Return Fund and Accessor Value Fund. Each of the other Accessor Funds is managed directly by Forward Management without employing a sub-advisor.

In evaluating each of the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Accessor Fund and Forward Management or the Accessor Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits anticipated to be realized by Forward Management and each Sub-Advisor from their relationships with the Accessor Funds; (v) the extent to which the fees to be paid to Forward Management and each Sub-Advisor reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Accessor Funds. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Accessor Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Accessor Funds.

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Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement.

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Accessor Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted Forward Management’s representation that it intended to hire key employees, including portfolio management personnel, from Accessor Capital Management to continue their responsibilities in connection with the Accessor Funds. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Accessor Funds by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management maintains the financial and operational resources reasonably necessary to manage the Accessor Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Accessor Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Accessor Funds, including measures taken by Forward Management to assist the Accessor Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management would actively monitor the performance of each Sub-Advisor.

Sub-Advisory Agreements.

The Board considered the benefits to shareholders of retaining each Sub-Advisor, particularly in light of the nature, extent, and quality of services anticipated to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services expected to be provided to the Accessor Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Accessor Funds by the respective portfolio management teams. The Board also considered each Sub-Advisor’s proposed compliance operations with respect to the Accessor Funds, including the assessment of its compliance program by the Trust’s Chief Compliance Officer as required pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments by personnel at Forward Management and the various presentation materials submitted by each Sub-Advisor.

Lazard SA Agreement.

The Board considered the benefits to shareholders of retaining Lazard, particularly in light of the nature, extent and quality of the services anticipated to be provided by Lazard. The Board considered that Lazard represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services expected to be provided to the Accessor International Equity Fund over both the short and long term and the organizational depth and resources of Lazard, including the background and experience of Lazard’s senior management and the expertise of and the amount of attention expected to be given to the Accessor International Equity Fund by Lazard’s portfolio management team. In this connection, the Board received a presentation from portfolio management personnel from Lazard and discussed investment results with such personnel. The Board considered the overall financial position of Lazard based on the financial information Lazard had provided and discussion with Lazard’s portfolio management team. The Board also considered Lazard’s proposed compliance

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operations with respect to the Accessor International Equity Fund, including the assessment of its compliance program by the Trust’s Chief Compliance Officer as required under Rule 38a-1 of the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials submitted by Lazard.

The Board concluded that it was satisfied with the nature, extent and quality of the services expected to be provided by Forward Management under the Advisory Agreement, each Sub-Advisor under the respective Sub-Advisory Agreement, and Lazard under the Lazard SA Agreement.

Investment Performance

Accessor Funds (except New Fund).

The Board considered Morningstar Rating Analysis reports that showed performance and expense information for each Accessor Fund relative to other comparable funds for certain periods, noting whether there were periods of underperformance and outperformance relative to comparable funds for each Accessor Fund. In connection with this, the Board was provided with 15(c) Material from Forward Management and from each Sub-Advisor and discussed investment results of accounts, if any, with a similar investment objective and strategy to the respective Accessor Fund. In assessing performance of each Sub-Advisor, the Board also considered the length of time each Sub-Advisor had served as a sub-advisor to the respective Accessor Fund. The Trustees noted that as a general matter the Accessor Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Accessor Aggressive Growth Allocation Fund underperformed the median of comparable funds within its Morningstar Category during the one- and three-year periods ending January 31, 2008, and outperformed the median of comparable funds within its Morningstar Category during the five-year period ending January 31, 2008;

•	The Accessor Balanced Allocation Fund outperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•	The Accessor Growth Allocation Fund outperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•

The Accessor Growth & Income Allocation Fund underperformed the median of comparable funds within its Morningstar Category during the one- and five-year periods ending January 31, 2008, and outperformed the median of comparable funds within its Morningstar Category during the three year period ending January 31, 2008;

•	The Accessor Growth Fund outperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•	The Accessor High Yield Bond Fund outperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•	The Accessor Income Allocation Fund underperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•	The Accessor Income & Growth Allocation Fund outperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•	The Accessor Intermediate Fixed-Income Fund outperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•	The Accessor International Equity Fund underperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

•

The Accessor Limited Duration U.S. Government Fund underperformed the median of comparable funds within its Morningstar Category during the one-year period ending January 31, 2008, and outperformed the median of comparable funds within its Morningstar Category during the three-year period ending January 31, 2008;

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•

The Accessor Mortgage Securities Fund underperformed the median of comparable funds within its Morningstar Category during the one- and three-year periods ending January 31, 2008, and outperformed the median of comparable funds within its Morningstar Category during the five-year period ending January 31, 2008;

• The Accessor Short-Intermediate Fixed-Income Fund underperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

• The Accessor Small to Mid Cap Fund underperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

• The Accessor Value Fund underperformed the median of comparable funds within its Morningstar Category during the one-, three- and five-year periods ending January 31, 2008;

The Board noted that the Accessor Strategic Alternatives Fund and the Accessor Total Return Fund, which commenced investment operations in January 2008 and September 2007, respectively, had not been ranked by Morningstar as of the March 6, 2008 Board meeting. The Board considered that the number of Accessor Funds underperforming their benchmark was relatively small, and that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Accessor Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

Performance information for each class of shares of the Accessor Funds, including performance relative to each Accessor Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Accessor Funds and concluded after consideration of the performance and strategy for each of the Accessor Funds that each Sub-Advisor should serve under the respective Sub-Advisory Agreements subject to supervision of the Board and Forward Management, and that Forward Management should serve under the Advisory Agreement subject to the supervision of the Board.

New Fund.

The Board considered information about the performance history of frontier market indices, which represent the strategy Forward Management intends to pursue with respect to the New Fund.

The Board concluded that Forward Management has the ability to provide high quality investment management services to the New Fund over the long-term, subject to ongoing review of Forward Management’s performance by the Board.

Lazard SA Agreement.

The Board considered information provided to them by Forward Management and Lazard regarding the historical performance of the Accessor International Equity Fund, the historical performance of composites of accounts managed by Lazard with a strategy similar to the strategy to be utilized by Lazard with respect to the Accessor International Equity Fund, and the historical performance of another mutual fund managed by the same portfolio management team (prior to joining Lazard) with similar investment objectives to the Accessor International Equity Fund.

The Board compared the Accessor International Equity Fund’s historical performance to the performance of the Accessor International Equity Fund’s benchmark index, the performance of the Lazard Quantitative Equity –EAFE Equity Advantage strategy, and the performance of another mutual fund managed by the same portfolio management team with similar investment objectives to the Accessor International Equity Fund. The Board noted that, both net and gross of fees, each of the classes of shares of the Accessor International Equity Fund had performance that lagged its benchmark index for the one-, three- and five-year periods ending October 31, 2008. The Board also considered that the Accessor International Equity Fund has consistently lagged its Morningstar Category (Foreign Large Blend) for those periods. The Board noted that the Lazard strategy had, gross of fees, lagged its benchmark for the six month period ending June 30, 2008. The Board noted, however, that the historical performance of another mutual fund managed by the same portfolio management team with similar investment objectives to the Accessor International Equity Fund had, net of fees,

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outperformed its benchmark for the three- and five-year periods ending December 31, 2007, although it lagged for the one-year period.

The Board concluded that Lazard has the ability to provide high quality investment management services to the Accessor International Equity Fund over the long-term, subject to ongoing review of performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement.

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Accessor Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board noted that it is generally difficult to estimate or evaluate the expected profitability of either new funds created in connection with a fund reorganization, as is the case with each of the Accessor Funds except for the New Fund, or newly organized funds which typically are not profitable to Forward Management, as is the case with the New Fund.

The Board also considered information regarding the investment management fees to be charged to the Accessor Funds by Forward Management and those Forward Management charges to the other series of the Trust. The Trustees also compared the estimated investment management fees and operating expenses for the Accessor Funds with those of other comparable mutual funds, noting that the proposed investment management fees were within the range of investment management fees charged to such other comparable mutual funds.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that at that time of the Board’s consideration, Forward Management did not manage any other mutual funds or investment accounts other than the series of the Trust, and therefore that it is not possible to compare the advisory fees to be charged to the Accessor Funds with fees charged to other non-investment company clients of Forward Management.

The Board concluded that Forward Management’s expected profitability with respect to the Accessor Funds was not excessive and that the advisory fees to be charged are reasonable in light of the services that will be provided to the Accessor Funds.

Sub-Advisory Agreements.

With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the advisory fees charged by the Sub-Advisors to their other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that certain of the Accessor Funds had fulcrum sub-advisory fees. In this connection, the Board considered a memorandum prepared by counsel regarding the features of fulcrum fees, including relevant regulatory requirements and guidance, and considerations to be taken into account with respect to such fees, management’s review and description of the fulcrum fees, the calculation methodology involved in applying such fees, and how fulcrum fees are affected by various market conditions. The Board’s consideration included the fee schedules, the various class expense ratios and reference classes used to determine performance for purposes of the performance fee, the nature of the comparative indices used, and the magnitude of relative outperformance or under-performance required to trigger the performance fee adjustment and achieve the maximum upward and downward adjustments. The Board also noted that the sub-advisory fees to be paid to each Sub-Advisor are to be paid directly by the Trust on behalf of the respective Accessor Fund, and not by Forward Management out of Forward Management’s advisory fees.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the expected profitability of a particular Sub-Advisory Agreement because each Sub-Advisor managed substantial assets other than the Accessor Funds, and further, that any such assessment would involve

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assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors.

Based on the information provided, the Board concluded that it was reasonable to infer that each Sub-Advisor’s expected profitability with respect to the Accessor Funds was not excessive and that the sub-advisory fees to be charged are reasonable in light of the services that will be provided to the Accessor Funds.

Lazard SA Agreement.

With respect to the fees to be paid to Lazard, the Board considered information regarding the advisory fees charged by Lazard to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees to be paid to Lazard are to be paid directly by the Trust on behalf of the Accessor International Equity Fund, and not by Forward Management out of Forward Management’s advisory fee.

The Board considered the operating results and financial condition of Lazard based on the financial information Lazard had provided. The Trustees noted that it was difficult to accurately determine or evaluate the expected profitability of the Sub-Advisory Agreement because Lazard managed substantial assets other than the Accessor International Equity Fund, and further, that any such assessment would involve assumptions regarding Lazard’s allocation policies, capital structure, cost of capital, business mix and other factors.

Based on the information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that Lazard’s expected profitability with respect to the Accessor International Equity Fund would not be excessive and that the sub-advisory fees to be charged were reasonable in light of the services that will be provided to the Accessor International Equity Fund.

Economies of Scale

Accessor Funds (except New Fund).

The Board considered the potential of Forward Management, the Sub-Advisors, and the Accessor Funds to experience economies of scale as the Accessor Funds grow in size. The Board noted that it was difficult to identify economies of scale prior to the completion of the fund reorganizations. The Board concluded that considering the fee and financial information considered by the Board, the current fee structure reflected in the Advisory Agreement and Sub-Advisory Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Accessor Funds had achieved economies of scale, and the appropriateness of management fees payable to Forward Management and the Sub-Advisors, in the future.

New Fund.

The Board considered the potential of Forward Management and the New Fund to experience economies of scale as the New Fund grows in size, but recognized that, at the outset, the New Fund would have relatively small asset levels, and that Forward Management has historically subsidized those funds at smaller asset levels, although the Board noted that an expense limitation with respect to the New Fund has not yet been proposed. The Board concluded that considering the fee and financial information considered by the Board, the current fee structure reflected in the Advisory Agreement is appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the New Fund had achieved economies of scale, and the appropriateness of the management fee payable to Forward Management, in the future.

Lazard SA Agreement.

The Board considered the potential of Forward Management and the Accessor International Equity Fund to experience economies of scale as the Accessor International Equity Fund grows in size, but recognized that the Accessor International Equity Fund currently has relatively small asset levels, and that Forward Management has historically subsidized those funds at smaller asset levels. The Board concluded that considering the size and operating history of the Accessor International Equity Fund and the fee and financial information considered by the Board, the current fee structure reflected in the Sub-Advisory Agreement is appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Accessor International Equity Fund had achieved economies of scale, and the appropriateness of sub-advisory fees payable to Lazard, in the future.

188	ANNUAL REPORT DECEMBER 31, 2008

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB - ADVISORY AGREEMENTS

Any Additional Benefits and Other Considerations

Accessor Funds.

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Accessor Funds, including the fees paid by the Accessor Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Accessor Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Accessor Funds, such as soft dollar arrangements. In this connection, the Board will receive regular reports from Forward Management and each Sub-Advisor regarding its soft dollar policies and usage. The Board also considered ancillary benefits to be received by each Sub-Advisor as a result of each Sub-Advisor’s relationship with the Trust. The Board concluded that any potential benefits to be derived by Forward Management and each Sub-Advisor from their relationship with the Accessor Funds included potential for larger assets under management and reputational benefits which are consistent with those generally derived by investment advisors and sub-advisors to mutual funds.

Lazard SA Agreement.

The Board considered any ancillary benefit to be derived by Lazard from its proposed relationship with the Fund. The Board concluded that any potential benefits to be derived by Lazard from its relationship with the Fund included benefits which were consistent with those generally derived by sub-advisors to mutual funds, including potential for increased assets under management and reputational benefits.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the approval of each of the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement is in the best interests of each respective Accessor Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement, the Sub-Advisory Agreements and the Lazard SA Agreement.

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THE BOARD OF TRUSTEES AND OFFICERS OF ACCESSOR FUNDS

The Board of Directors of Accessor Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

NAME, ADDRESS, AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE***

Independent Trustees:
Haig G. Mardikian Age: 61	Chairman	Since 1998+

Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006 – present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 – present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Fund (2008 to Present).

				31	None

Donald O’Connor Age: 72	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	31	Trustee of the Advisors Series Trust (15) (1997 to present).

DeWitt F. Bowman Age: 78	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	31

Trustee, Brandes Institutional International Fund (May 1995 to present); Trustee, RREEF America III (December 2002 to Present); Trustee, Sycuan Funds (Septem- ber 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); Trustee, PCG Private Equity Fund (March 1994 to present).

190	ANNUAL REPORT DECEMBER 31, 2008

THE BOARD OF TRUSTEES AND OFFICERS OF ACCESSOR FUNDS

NAME, ADDRESS, AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE***

Interested Trustee
J. Alan Reid, Jr. **** Age: 46	President, Trustee	Since 2001+

Chief Executive Officer of Forward Management, LLC, an invest- ment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, an investment services company (2002 to present); Chief Executive Officer, Sutton Place Management, an investment management company (2001 to present); Chief Executive Officer, Sutton Place Associates, LLC, an investment services company (2001 to present); Chief Executive Officer, FISCOP, LLC (2001 to present); Chief Executive Officer, Broderick Management, LLC, an investment management company (2001 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).

				31	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****

Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+

Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

NAME, ADDRESS, AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF SERVICE**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Officers:
Eric Kleinschmidt 1 Freedom Valley Drive Oaks, PA 19456 Age: 40	Treasurer, Accessor Funds	Since 2007	Employed by SEI Investments since 1995; Director of Fund Accounting since 2004. Served as Manager from 1999-2004.

Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Assistant Treasurer, Accessor Funds	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 61	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).

*

Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**

Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

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ADDITIONAL FUND INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Accessor Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 759-3504 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Accessor Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available without charge, upon request, by calling (800) 759-3504. You can obtain the Accessor Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Accessor Funds files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Information included in the Accessor Funds’ Forms N-Q is also available by calling (800) 759-3504.

192	ANNUAL REPORT DECEMBER 31, 2008

NOTICE TO SHAREHOLDERS (UNAUDITED)

	Long Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Receivable Deduction[1]	Qualifying Dividend Income[2]	U.S. Government Interest[3]	Interest Related Dividends[4]	Short-Term Capital Gain Dividends[5]

Accessor Fund
Growth	-	100.00%	100.00%	100.00%	100.00%	-	2.01%	-
Value	-	100.00%	100.00%	100.00%	100.00%	-	0.74%	-
Small to Mid Cap	100.00%	-	100.00%	-	-	-	1.54%	-
International Equity	41.18%	58.82%	100.00%	-	12.08%	-	1.86%	100.00%
Total Return	-	100.00%	100.00%	49.66%	58.22%	-	9.90%	-
Strategic Alternatives	-	100.00%	100.00%	0.41%	27.20%	-	19.69%	-
High Yield Bond	-	100.00%	100.00%	-	-	-	100.00%	-
Intermediate Fixed-Income	-	100.00%	100.00%	-	-	10.71%	96.16%	-
Short-Intermediate Fixed-Income	-	100.00%	100.00%	-	-	3.29%	100.00%	-
Mortgage Securities	-	100.00%	100.00%	-	-	0.84%	100.00%	-
Limited Duration U.S. Government	9.05%	90.95%	100.00%	-	-	0.38%	99.77%	-
Accessor U.S. Government Money	-	100.00%	100.00%	-	-	-	98.66%	-

Accessor Allocation Fund
Income Allocation	-	100.00%	100.00%	-	-	3.65%	1.68%	-
Income & Growth Allocation	14.80%	85.20%	100.00%	4.01%	5.83%	3.30%	1.67%	-
Balanced Allocation	24.47%	75.53%	100.00%	8.65%	11.39%	2.79%	1.23%	-
Growth & Income Allocation	40.99%	59.01%	100.00%	12.21%	16.40%	2.48%	1.24%	-
Growth Allocation	58.56%	41.44%	100.00%	25.86%	33.26%	1.43%	1.25%	-
Aggressive Growth Allocation	73.23%	26.77%	100.00%	57.08%	70.65%	-	1.52%	-

[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

[2]The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

[3]“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of net investment income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of each Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

[4]The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

[5]The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The International Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2008 the total amount of foreign source income is $4,705,460. The total amount of foreign tax paid is $641,343. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

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ACCESSOR FUNDS

TRUSTEES AND OFFICERS
Haig G. Mardikian, Chairman
Donald O’Connor, Trustee
DeWitt F. Bowman, Trustee, Audit Committee Chairman
J. Alan Reid, Jr., President, Trustee
Eric Kleinschmidt, Treasurer
Barbara H. Tolle, Assistant Treasurer
Mary Curran, Secretary
Judith M. Rosenberg, Chief Compliance Officer and Chief Legal Officer

INVESTMENT ADVISOR
Forward Management LLC
433 California Street, 11th Floor
San Francisco, CA 94104

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT
Forward Management LLC
433 California Street, 11th Floor
San Francisco, CA 94104

LEGAL COUNSEL
Dechart LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Accessor Funds are distributed by SEI Investments Distribution Co.
An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. This and other information about Accessor Funds is contained in the prospectus. To obtain a free prospectus, contact Accessor Funds at
(800) 882-9612, P.O. Box 1748, Seattle, WA 98111, www.accessor.com.

Please read the prospectus carefully before you invest or send money.

This report, including the financial statements herein, is transmitted to the shareholders of
Accessor Funds, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of Accessor Funds, Inc., or any securities mentioned in this report.

www.accessor.com

ACCESSOR FUNDS
P.O. Box 1748
SEATTLE, WA 98111-1748

Visit our website at www.accessor.com

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics. The registrant's Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted as referenced above were granted.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

The fee information provided for 2007 in paragraphs (a)—(g) pertains to the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Total Return Fund, the Accessor High Yield Bond Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund. The fee information provided for 2008 in paragraphs (a)—(g) pertains to the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Total Return Fund, the Accessor Strategic Alternatives Fund, the Accessor High Yield Bond Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund (collectively, and together with the Accessor Strategic Alternatives Fund, the “Funds”). Effective September 1, 2008, pursuant to an Agreement and Plan of Reorganization, each of the Funds were reorganized from a series of Accessor Funds, Inc. a Maryland corporation (the “Predecessor Company”), into corresponding newly-created series of the registrant with the same names. Fee information presented below for the Funds for the period prior to September 1, 2008 relate to the Funds as a series of the Predecessor Company. The Forward series of the registrant have disclosed or will disclose this information in a separate Form N-CSR.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $385,000 for the fiscal year ended December 31, 2008 and $337,475 for the fiscal year ended December 31, 2007.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $63,725 for the fiscal year ended December 31, 2008 and $32,450 and $43,250 for the fiscal year ended December 31, 2007.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $51,975 for the fiscal year ended December 31, 2008 and $49,100 for the fiscal year ended December 31, 2007.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2008 and $18,350 for the fiscal year ended December 31, 2007.

(e)(1)

The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant's Audit Committee has established polices and procedures ("Procedures") for pre-approval of all audit and permissible non-audit services provided by its independent accountant ("Auditor"). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee shall also consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $115,700 for the fiscal year ended December 31, 2008 and $143,150 for the fiscal year ended December 31, 2007.

(h)

The registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2009

By:	/s/ Eric Kleinschmidt
Eric Kleinschmidt
Treasurer

Date:	March 6, 2009